UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

DEC    12.31.20

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	BALANCED WEALTH STRATEGY PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2021

The following is an update of AB Variable Products Series Fund—Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2020.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a portfolio of equity and fixed-income securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Under normal circumstances, the Portfolio invests at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed-income securities with a goal of providing moderate upside potential without excessive volatility. The Portfolio also seeks exposure to real assets by investing in real estate-related equity securities (including real estate investment trusts “REITs”), natural resource equity securities and inflation-sensitive equity securities, which are equity securities of companies that the Adviser believes maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”). The Portfolio pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

The Adviser expects that the Portfolio will normally invest a greater percentage of its total assets in equity securities than in fixed-income securities, and will generally invest in equity securities both directly and through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A significant portion of the Portfolio’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”). Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Portfolio. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the equity portion of the Portfolio’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

In addition, the Portfolio seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. The Portfolio also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. The Adviser selects an Underlying Portfolio based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Portfolio’s overall portfolio.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio’s fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock.

The Portfolio expects to enter into derivative transactions, such as options, futures contracts, forwards and swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure. The Portfolio may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency derivatives to hedge foreign currency exposure.

The Adviser may employ currency hedging strategies in the Portfolio or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio or the Underlying Portfolios, but it is not required to do so. The Adviser will generally

AB Variable Products Series Fund

employ currency-related hedging strategies more frequently in the fixed-income portion of the Portfolio than in the equity portion.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the one-, five- and 10-year periods ended December 31, 2020.

For the annual period, all share classes of the Portfolio underperformed the primary benchmark, but outperformed the Bloomberg Barclays Global Aggregate Bond Index. The Portfolio’s more diversified approach, which balances exposures to equities, bonds, commodities and alternative strategies, underperformed the all-equity benchmark. During the period, equities, fixed-income assets and alternative strategies contributed to absolute performance. Security selection within equities and fixed income detracted from performance, while selection within alternative strategies was positive.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes, including futures and written swaptions, which added to absolute returns, while forwards, credit default swaps, interest rate swaps and inflation Consumer Price Index swaps detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks recorded positive returns during the annual period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the annual period, large-cap stocks, led by US technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

Global fixed-income market returns were positive yet volatile over the annual period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, setting the stage for a rebound in risk assets following the initial sell-off in March. Government bonds rallied as interest rates were slashed. Risk assets began to rally significantly in November when positive vaccine news extended the credit rally. Developed-market and emerging-market investment-grade corporate bonds and commercial mortgage-backed securities led gains as investors searched for higher yields in a period of falling interest rates. Global developed-market high-yield corporate bonds also had strong returns, particularly in the US. Agency mortgage-backed securities, along with emerging-market local-currency debt and high-yield hard-currency sovereign bonds, had positive returns but trailed global treasuries. The US dollar declined against all major developed-market currencies and was mixed against emerging-market currencies. Brent crude oil prices were volatile and fell about 21% due to an uncertain oil industry outlook. Copper prices advanced more than 25%, and gold rose 24% as a perceived inflation hedge.

The Portfolio’s Senior Investment Management Team seeks improved equity risk control by utilizing a blend of US, emerging- and international-market equities as well as diversifiers in the form of real estate, natural resources and pricing power equities. The Portfolio also features a global fixed-income component to benefit from international bond diversification and the low correlation of fixed income and equities. The blended equity and fixed-income exposures, combined with an emphasis on companies with historical and projected stable earnings and higher profitability, offer the potential to achieve higher risk-adjusted returns.

BALANCED WEALTH STRATEGY PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or US or non-US securities may have a more significant effect on the Portfolio’s net asset value (“NAV”) when one of these investment strategies is performing more poorly than others.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, Contractholders invested in the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

(Disclosures, Risks and Note About Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Real Assets Risk: The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Active Trading Risk: The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Effective May 1, 2018, the Portfolio amended its principal strategies by eliminating the static targets for allocation of investments among asset classes, changing the securities selection strategies used for the equity portion of the Portfolio, and broadening the types of real asset securities in which the Portfolio will invest. The performance shown in the report for periods prior to May 1, 2018 is based on the Portfolio’s prior principal strategies and may not be representative of the Portfolio’s performance under its current principal strategies.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

BALANCED WEALTH STRATEGY PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2020 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Balanced Wealth Strategy Portfolio Class A	9.41%	8.09%	7.56%

Balanced Wealth Strategy Portfolio Class B	9.25%	7.85%	7.30%

Primary Benchmark: MSCI ACWI (net)	16.25%	12.26%	9.13%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	5.58%	4.49%	4.18%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.97% and 1.22% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense to 0.76% and 1.01% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2021, and may be extended by the Adviser for additional one-year terms. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2010 to 12/31/2020 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Balanced Wealth Strategy Portfolio Class A shares (from 12/31/2010 to 12/31/2020) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

BALANCED WEALTH STRATEGY PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,153.90	$2.98	0.55%	$4.17	0.77%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.37	$2.80	0.55%	$3.91	0.77%

Class B
Actual	$1,000	$1,153.00	$4.33	0.80%	$5.52	1.02%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.11	$4.06	0.80%	$5.18	1.02%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z	$42,917,274	17.6%
Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z	8,409,829	3.5
Microsoft Corp.	5,297,155	2.2
Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z	3,964,568	1.6
Alphabet, Inc.—Class C	3,799,828	1.6
Apple, Inc.	3,775,030	1.5
AB Trust—AB Discovery Value Fund—Class Z	3,151,209	1.3
Bernstein Fund, Inc.—Small Cap Core Portfolio—Class Z	3,104,771	1.3
AB Discovery Growth Fund, Inc.—Class Z	3,073,324	1.3
Facebook, Inc.—Class A	2,799,344	1.1

	$80,292,332	33.0%

SECURITY TYPE BREAKDOWN2

December 31, 2020 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$98,736,230	40.4%
Investment Companies	64,620,975	26.4
Governments—Treasuries	29,076,965	11.9
Corporates—Investment Grade	22,792,366	9.3
Corporates—Non-Investment Grade	5,221,377	2.1
Quasi-Sovereigns	4,419,286	1.8
Collateralized Mortgage Obligations	3,785,675	1.6
Mortgage Pass-Throughs	3,765,978	1.5
Commercial Mortgage-Backed Securities	2,093,375	0.9
Emerging Markets—Corporate Bonds	927,177	0.4
Collateralized Loan Obligations	868,963	0.4
Governments—Sovereign Bonds	717,277	0.3
Emerging Markets—Sovereigns	709,046	0.3
Other[3]	1,321,012	0.5
Short-Term Investments	5,356,003	2.2

Total Investments	$244,411,705	100.0%

1	Long-term investments. Table shown includes investments of Underlying Portfolios.

2	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Table shown includes investments of Underlying Portfolios.

3	“Other” represents less than 0.2% weightings in the following security types: Asset-Backed Securities, Covered Bonds, Emerging Markets—Treasuries and Governments—Sovereign Agencies.

BALANCED WEALTH STRATEGY PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$173,238,750	70.9%
Japan	10,631,602	4.3
United Kingdom	6,654,392	2.7
China	5,803,880	2.4
Australia	5,678,242	2.3
Canada	5,068,661	2.1
Italy	3,189,197	1.3
Switzerland	2,862,351	1.2
France	2,832,149	1.2
Germany	2,674,319	1.1
Netherlands	2,585,257	1.1
Spain	2,064,490	0.8
Ireland	2,025,997	0.8
Other	13,746,415	5.6
Short-Term Investments	5,356,003	2.2

Total Investments	$244,411,705	100.0%

1	All data are as of December 31, 2020. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. Table shown includes investments of Underlying Portfolios. “Other” country weightings represent 0.6% or less in the following: Austria, Belgium, Brazil, Chile, Colombia, Denmark, Finland, Greece, Hong Kong, India, Indonesia, Israel, Ivory Coast, Jersey (Channel Islands), Luxembourg, Malaysia, Mexico, New Zealand, Nigeria, Norway, Panama, Peru, Portugal, Russia, Saudi Arabia, Singapore, South Africa, Sweden, Turkey, United Arab Emirates and United Republic of Tanzania.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2020	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–40.5%

INFORMATION TECHNOLOGY–9.4%
COMMUNICATIONS EQUIPMENT–0.0%
Telefonaktiebolaget LM Ericsson–Class B	1,571	$18,688

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
Arrow Electronics, Inc.(a)	874	85,040
CDW Corp./DE	4,758	627,057

		712,097

IT SERVICES–2.1%
Accenture PLC–Class A	151	39,443
Atos SE(a)	347	31,686
Automatic Data Processing, Inc.	4,163	733,520
Booz Allen Hamilton Holding Corp.	4,699	409,659
EPAM Systems, Inc.(a)	236	84,571
Genpact Ltd.	13,178	545,042
International Business Machines Corp.	168	21,148
Mastercard, Inc.–Class A	204	72,816
PayPal Holdings, Inc.(a)	4,024	942,421
Shopify, Inc.–Class A(a)	49	55,329
Visa, Inc.–Class A	10,123	2,214,204

		5,149,839

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.1%
Advanced Micro Devices, Inc.(a)	284	26,046
Applied Materials, Inc.	1,108	95,620
ASML Holding NV	139	67,301
Lam Research Corp.	32	15,113
NVIDIA Corp.	1,479	772,334
NXP Semiconductors NV	6,034	959,466
QUALCOMM, Inc.	9,188	1,399,699
STMicroelectronics NV	1,641	60,710
Teradyne, Inc.	194	23,259
Texas Instruments, Inc.	6,886	1,130,199
Xilinx, Inc.	4,488	636,264

		5,186,011

SOFTWARE–3.3%
Adobe, Inc.(a)	1,097	548,632
Autodesk, Inc.(a)	22	6,717
Cadence Design Systems, Inc.(a)	742	101,231
Citrix Systems, Inc.	4,648	604,705
Constellation Software, Inc./Canada	28	36,359
Dropbox, Inc.–Class A(a)	1,871	41,517
Fair Isaac Corp.(a)	67	34,240
Intuit, Inc.	65	24,690
Microsoft Corp.	23,816	5,297,155

Oracle Corp.	13,182	852,744
ServiceNow, Inc.(a)	188	103,481
Topicus.com, Inc.(a)(b)(c)	52	197
Trend Micro, Inc./Japan	800	46,058
VMware, Inc.–Class A(a)(d)	2,741	384,453
WiseTech Global Ltd.	151	3,588
Xero Ltd.(a)	176	19,976
Zoom Video Communications, Inc.–Class A(a)	35	11,806

		8,117,549

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.6%
Apple, Inc.	28,450	3,775,030

		22,959,214

HEALTH CARE–4.9%
BIOTECHNOLOGY–0.6%
AbbVie, Inc.	828	88,720
Amgen, Inc.	100	22,992
Regeneron Pharmaceuticals, Inc.(a)	805	388,904
Vertex Pharmaceuticals, Inc.(a)	3,955	934,724

		1,435,340

HEALTH CARE EQUIPMENT & SUPPLIES–1.0%
Align Technology, Inc.(a)	67	35,803
Edwards Lifesciences Corp.(a)	9,002	821,253
Medtronic PLC	13,797	1,616,181

		2,473,237

HEALTH CARE PROVIDERS & SERVICES–1.5%
AmerisourceBergen Corp.–Class A	681	66,575
Anthem, Inc.	3,359	1,078,541
McKesson Corp.	376	65,394
Molina Healthcare, Inc.(a)	280	59,550
UnitedHealth Group, Inc.	6,681	2,342,893

		3,612,953

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.	1,009	79,186
Veeva Systems, Inc.–Class A(a)	107	29,131

		108,317

LIFE SCIENCES TOOLS & SERVICES–0.1%
Bio-Rad Laboratories, Inc.–Class A(a)	124	72,284
Lonza Group AG	17	10,951
Mettler-Toledo International, Inc.(a)	66	75,219
Sartorius Stedim Biotech	119	42,334
Waters Corp.(a)	91	22,515

		223,303

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

PHARMACEUTICALS–1.7%
AstraZeneca PLC	195	$19,444
Eli Lilly & Co.	539	91,005
Johnson & Johnson	8,577	1,349,848
Merck & Co., Inc.	641	52,434
Novo Nordisk A/S–Class B	688	47,994
Roche Holding AG	223	77,671
Roche Holding AG (Sponsored ADR)	31,594	1,385,081
Takeda Pharmaceutical Co., Ltd.	1,900	68,760
Zoetis, Inc.	5,683	940,536

		4,032,773

		11,885,923

COMMUNICATION SERVICES–4.5%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.1%
Comcast Corp.–Class A	29,540	1,547,896
Telenor ASA	1,727	29,315
Verizon Communications, Inc.	17,313	1,017,139

		2,594,350

ENTERTAINMENT–0.6%
Electronic Arts, Inc.	9,007	1,293,405
Netflix, Inc.(a)	240	129,776
Nintendo Co., Ltd.	100	64,194

		1,487,375

INTERACTIVE MEDIA & SERVICES–2.8%
Alphabet, Inc.–Class A(a)	79	138,458
Alphabet, Inc.–Class C(a)	2,169	3,799,828
Facebook, Inc.–Class A(a)	10,248	2,799,344

		6,737,630

WIRELESS TELECOMMUNICATION SERVICES–0.0%
Softbank Corp.	2,200	27,614

		10,846,969

REAL ESTATE–4.2%
DIVERSIFIED REAL ESTATE ACTIVITIES–0.2%
Mitsubishi Estate Co., Ltd.	3,800	61,077
Mitsui Fudosan Co., Ltd.	10,400	217,771
New World Development Co., Ltd.	16,000	74,438
Sumitomo Realty & Development Co., Ltd.	1,300	40,135
Sun Hung Kai Properties Ltd.	11,000	140,679
UOL Group Ltd.	7,700	44,899

		578,999

DIVERSIFIED REITS–0.3%
Alexander & Baldwin, Inc.	3,260	56,007
Armada Hoffler Properties, Inc.	3,732	41,873

Broadstone Net Lease, Inc.–Class A	1,660	32,503
Daiwa House REIT Investment Corp.	14	34,634
Essential Properties Realty Trust, Inc.	3,604	76,405
Fibra Uno Administracion SA de CV	13,590	15,373
Gecina SA	310	48,205
Hulic Reit, Inc.	42	62,708
ICADE	570	43,825
Land Securities Group PLC	6,570	60,680
Merlin Properties Socimi SA	7,690	73,325
Nomura Real Estate Master Fund, Inc.	30	42,931
Stockland	36,410	117,552

		706,021

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.3%
American Campus Communities, Inc.	13,008	556,352
American Tower Corp.	15	3,367
Americold Realty Trust	15,987	596,795
Mid-America Apartment Communities, Inc.	8,259	1,046,333
Orix JREIT, Inc.	10	16,543
Prologis, Inc.	7,399	737,384
Scentre Group	2,055	4,414
VICI Properties, Inc.	2,049	52,250
Weyerhaeuser Co.	1,809	60,656

		3,074,094

HEALTH CARE REITS–0.3%
Assura PLC	64,070	67,432
Medical Properties Trust, Inc.	7,110	154,927
Omega Healthcare Investors, Inc.	3,617	131,370
Physicians Realty Trust	5,173	92,079
Welltower, Inc.	3,310	213,892

		659,700

HOTEL & RESORT REITS–0.1%
Japan Hotel REIT Investment Corp.	35	17,998
RLJ Lodging Trust	5,596	79,183

		97,181

INDUSTRIAL REITS–0.2%
Ascendas Real Estate Investment Trust	18,800	42,440
Dream Industrial Real Estate Investment Trust	4,045	41,788
GLP J-Reit	38	59,964
Industrial & Infrastructure Fund Investment Corp.	30	55,389
Mitsui Fudosan Logistics Park, Inc.	9	45,645

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Plymouth Industrial REIT, Inc.	1,112	$16,680
Rexford Industrial Realty, Inc.	1,851	90,903
Segro PLC	8,586	111,410
STAG Industrial, Inc.	2,779	87,038

		551,257

OFFICE REITS–0.3%
Alexandria Real Estate Equities, Inc.	1,047	186,596
Allied Properties Real Estate Investment Trust	1,685	50,078
alstria office REIT-AG	2,390	43,483
Boston Properties, Inc.	1,065	100,675
Cousins Properties, Inc.	2,842	95,207
Covivio	380	34,870
Daiwa Office Investment Corp.	9	57,218
Derwent London PLC	720	30,599
Japan Prime Realty Investment Corp.	17	56,388
Japan Real Estate Investment Corp.	7	40,448
Kilroy Realty Corp.	1,339	76,859
Nippon Building Fund, Inc.	6	34,798
True North Commercial Real Estate Investment Trust	3,060	15,169

		822,388

REAL ESTATE DEVELOPMENT–0.1%
CIFI Holdings Group Co., Ltd.	38,000	32,202
CK Asset Holdings Ltd.	8,000	40,935
Instone Real Estate Group AG(a)(e)	2,115	53,997

		127,134

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.0%
CBRE Group, Inc.–Class A(a)	471	29,541
FirstService Corp.	90	12,318

		41,859

REAL ESTATE OPERATING COMPANIES–0.4%
ADLER Group SA(a)(e)	2,050	72,627
CA Immobilien Anlagen AG	1,868	71,189
Deutsche Wohnen SE	3,810	203,282
Entra ASA(e)	3,370	76,432
Grainger PLC	13,860	53,911
Kojamo Oyj	2,070	45,944
Kungsleden AB	3,610	39,572
LEG Immobilien AG	610	94,638
Samhallsbyggnadsbolaget i Norden AB	17,170	60,100
Swire Properties Ltd.	16,000	46,519
Vonovia SE	1,513	110,501
Wharf Real Estate Investment Co., Ltd.	6,000	31,183

		905,898

REAL ESTATE SERVICES–0.0%
Unibail-Rodamco-Westfield	327	25,509

RESIDENTIAL REITS–0.4%
American Homes 4 Rent–Class A	4,013	120,390
Bluerock Residential Growth REIT, Inc.(d)	1,800	22,806
Camden Property Trust	1,262	126,099
Daiwa Securities Living Investments Corp.	45	41,775
Essex Property Trust, Inc.	622	147,675
Independence Realty Trust, Inc.	7,657	102,833
Invitation Homes, Inc.	3,580	106,326
Killam Apartment Real Estate Investment Trust	6,151	82,680
Minto Apartment Real Estate Investment Trust	2,790	44,648
Sun Communities, Inc.	1,108	168,361
UDR, Inc.	2,000	76,860

		1,040,453

RETAIL REITS–0.4%
AEON REIT Investment Corp.	25	32,006
Brixmor Property Group, Inc.	7,564	125,184
CapitaLand Integrated Commercial Trust	48,880	79,940
Eurocommercial Properties NV(a)	3,100	58,021
Kenedix Retail REIT Corp.	8	19,522
Kimco Realty Corp.	2,040	30,620
Link REIT	12,768	115,956
Mercialys SA	3,980	34,992
National Retail Properties, Inc.	1,670	68,337
NETSTREIT Corp.	1,664	32,431
Realty Income Corp.	2,120	131,801
Simon Property Group, Inc.	679	57,905
SITE Centers Corp.	6,655	67,349
Vicinity Centres	75,236	93,027

		947,091

SPECIALIZED REITS–0.2%
CubeSmart	3,086	103,720
Digital Realty Trust, Inc.	1,690	235,772
MGM Growth Properties LLC–Class A	2,660	83,258
National Storage Affiliates Trust	3,172	114,287
Safestore Holdings PLC	3,520	37,622

		574,659

		10,152,243

CONSUMER DISCRETIONARY–4.1%
AUTO COMPONENTS–0.4%
Aisin Seiki Co., Ltd.	2,300	68,975
Lear Corp.	83	13,200
Magna International, Inc.–Class A (Canada)	530	37,519

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Magna International, Inc.–Class A (United States)	10,592	$749,914

		869,608

AUTOMOBILES–0.1%
Ford Motor Co.	915	8,043
General Motors Co.	908	37,809
Peugeot SA(a)	758	20,759
Tesla, Inc.(a)	81	57,159

		123,770

HOTELS, RESTAURANTS & LEISURE–0.0%
Aristocrat Leisure Ltd.	1,313	31,526
Domino’s Pizza, Inc.	20	7,669
La Francaise des Jeux SAEM(e)	411	18,839
McDonald’s Corp.	32	6,867

		64,901

HOUSEHOLD DURABLES–0.0%
Electrolux AB–Class B	1,974	45,929
SEB SA	41	7,455
Whirlpool Corp.	47	8,483

		61,867

INTERNET & DIRECT MARKETING RETAIL–1.2%
Amazon.com, Inc.(a)	836	2,722,793
eBay, Inc.	265	13,316
HelloFresh SE(a)	394	30,477
Zalando SE(a)(e)	562	62,512

		2,829,098

MULTILINE RETAIL–0.0%
Dollar General Corp.	83	17,455
Next PLC(a)	608	58,627

		76,082

SPECIALTY RETAIL–1.6%
AutoZone, Inc.(a)	780	924,643
Best Buy Co., Inc.	212	21,156
Home Depot, Inc. (The)	6,714	1,783,373
Lowe’s Cos., Inc.	22	3,531
O’Reilly Automotive, Inc.(a)	160	72,411
TJX Cos., Inc. (The)	15,060	1,028,447

		3,833,561

TEXTILES, APPAREL & LUXURY GOODS–0.8%
Deckers Outdoor Corp.(a)	2,007	575,568
LVMH Moet Hennessy Louis Vuitton SE	61	38,186
NIKE, Inc.–Class B	9,620	1,360,941
Pandora A/S	485	54,280
Ralph Lauren Corp.	91	9,440

		2,038,415

		9,897,302

FINANCIALS–3.7%
BANKS–1.8%
Bank of America Corp.	49,273	1,493,465
BNP Paribas SA(a)	1,470	77,605
Citigroup, Inc.	13,272	818,351
Fifth Third Bancorp	1,724	47,531
JPMorgan Chase & Co.	853	108,391
Mebuki Financial Group, Inc.	21,000	41,377
PNC Financial Services Group, Inc. (The)	5,690	847,810
Signature Bank/New York NY	197	26,652
Societe Generale SA(a)	2,160	44,903
SVB Financial Group(a)	218	84,547
Wells Fargo & Co.	26,949	813,321

		4,403,953

CAPITAL MARKETS–1.1%
Ameriprise Financial, Inc.	30	5,830
CME Group, Inc.–Class A	3,813	694,157
FactSet Research Systems, Inc.	97	32,252
Goldman Sachs Group, Inc. (The)	4,870	1,284,267
LPL Financial Holdings, Inc.	6,357	662,527
Moody’s Corp.	180	52,243
Nomura Holdings, Inc.	7,200	38,067
S&P Global, Inc.	109	35,832

		2,805,175

CONSUMER FINANCE–0.0%
Ally Financial, Inc.	145	5,171

DIVERSIFIED FINANCIAL SERVICES–0.1%
Kinnevik AB–Class B(a)	1,722	86,507
M&G PLC	24,177	65,258

		151,765

INSURANCE–0.7%
AIA Group Ltd.	400	4,875
Athene Holding Ltd.–Class A(a)	581	25,064
Aviva PLC	2,165	9,630
CNP Assurances(a)	4,892	79,481
iA Financial Corp., Inc.	1,539	66,715
Manulife Financial Corp.	1,020	18,150
MetLife, Inc.	1,474	69,204
Progressive Corp. (The)	8,073	798,258
Prudential Financial, Inc.	1,079	84,238
Reinsurance Group of America, Inc.–Class A	4,131	478,783
Sun Life Financial, Inc.	682	30,325

		1,664,723

MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS)–0.0%
Annaly Capital Management, Inc.	3,190	26,955

		9,057,742

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–3.3%
AEROSPACE & DEFENSE–0.5%
L3Harris Technologies, Inc.	4,186	$791,238
Raytheon Technologies Corp.	4,349	310,997

		1,102,235

AIR FREIGHT & LOGISTICS–0.0%
Kuehne & Nagel International AG	79	17,927
United Parcel Service, Inc.–Class B	475	79,990

		97,917

AIRLINES–0.2%
Southwest Airlines Co.	10,795	503,155

BUILDING PRODUCTS–0.1%
Carrier Global Corp.	1,332	50,243
Cie de Saint-Gobain(a)	710	32,654
Masco Corp.	826	45,372
Otis Worldwide Corp.	665	44,921

		173,190

COMMERCIAL SERVICES & SUPPLIES–0.0%
Cintas Corp.	13	4,595
Copart, Inc.(a)	173	22,014

		26,609

CONSTRUCTION & ENGINEERING–0.3%
ACS Actividades de Construccion y Servicios SA	256	8,505
AECOM(a)	14,402	716,932
Shimizu Corp.	6,700	48,771

		774,208

ELECTRICAL EQUIPMENT–0.5%
Acuity Brands, Inc.	667	80,767
Eaton Corp. PLC	7,559	908,138
Legrand SA	339	30,326
Prysmian SpA	1,379	49,082
Rockwell Automation, Inc.	133	33,358
Vestas Wind Systems A/S	292	68,979

		1,170,650

INDUSTRIAL CONGLOMERATES–0.4%
Honeywell International, Inc.	4,962	1,055,417

MACHINERY–0.1%
Deere & Co.	203	54,617
Mitsubishi Heavy Industries Ltd.	200	6,125
Snap-on, Inc.	466	79,751
Techtronic Industries Co., Ltd.	5,500	78,614
Volvo AB–Class B(a)	3,775	89,366

		308,473

MARINE–0.0%
Nippon Yusen KK	2,500	58,327

PROFESSIONAL SERVICES–0.0%
Randstad NV(a)	363	23,498
Robert Half International, Inc.	1,264	78,975

		102,473

ROAD & RAIL–0.9%
CSX Corp.	10,199	925,559
Knight-Swift Transportation Holdings, Inc.	12,504	522,918
Norfolk Southern Corp.	2,551	606,143

		2,054,620

TRADING COMPANIES & DISTRIBUTORS–0.3%
United Rentals, Inc.(a)	3,017	699,672
WW Grainger, Inc.	6	2,450

		702,122

		8,129,396

MATERIALS–1.8%
CHEMICALS–0.7%
Clariant AG	579	12,284
Covestro AG(e)	1,080	66,543
Daicel Corp.	2,600	19,004
Evonik Industries AG	2,148	70,206
FMC Corp.	37	4,252
Kuraray Co., Ltd.	1,700	18,100
LANXESS AG	507	38,558
LyondellBasell Industries NV–Class A	6,134	562,242
Mitsubishi Chemical Holdings Corp.	3,600	21,810
Mitsui Chemicals, Inc.	1,300	38,188
Orbia Advance Corp. SAB de CV	30,101	70,777
PPG Industries, Inc.	82	11,826
RPM International, Inc.	874	79,342
Sika AG	156	42,525
Umicore SA	725	34,847
Westlake Chemical Corp.	6,333	516,773
Yara International ASA	1,390	57,665

		1,664,942

CONSTRUCTION MATERIALS–0.0%
Fletcher Building Ltd.(a)	10,890	46,330
Grupo Cementos de Chihuahua SAB de CV	3,320	20,107

		66,437

CONTAINERS & PACKAGING–0.0%
Sealed Air Corp.	1,017	46,568
Smurfit Kappa Group PLC	602	27,976

		74,544

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

METALS & MINING–1.0%
Agnico Eagle Mines Ltd.	3,779	$265,976
Alcoa Corp.(a)	3,460	79,753
Anglo American PLC	4,080	134,731
AngloGold Ashanti Ltd.	5,909	136,193
APERAM SA	2,580	107,368
ArcelorMittal SA(a)	7,087	162,079
BHP Group Ltd.	243	7,940
Boliden AB	2,635	93,483
First Quantum Minerals Ltd.	6,573	117,993
Fortescue Metals Group Ltd.	429	7,749
Glencore PLC(a)	91,129	289,407
Industrias Penoles SAB de CV	2,589	44,014
Lundin Mining Corp.	6,445	57,215
MMC Norilsk Nickel PJSC (ADR)	2,130	67,052
Northern Star Resources Ltd.	5,420	52,975
Orocobre Ltd.(a)	5,420	18,702
OZ Minerals Ltd.	2,685	39,224
Polyus PJSC (GDR)(e)	730	75,151
Regis Resources Ltd.	13,940	40,227
Rio Tinto PLC	4,641	349,342
St. Barbara Ltd.	23,750	43,202
Steel Dynamics, Inc.	125	4,609
Sumitomo Metal Mining Co., Ltd.	1,400	62,273
Vale SA (Sponsored ADR)–Class B	13,836	231,891
Yamana Gold, Inc.	4,751	27,135

		2,515,684

PAPER & FOREST PRODUCTS–0.1%
Suzano SA(a)	9,200	103,317

		4,424,924

CONSUMER STAPLES–1.8%
BEVERAGES–0.0%
Coca-Cola Amatil Ltd.	2,823	28,128
Kirin Holdings Co., Ltd.	3,600	85,007

		113,135

FOOD & STAPLES RETAILING–0.8%
Coles Group Ltd.	2,043	28,544
Costco Wholesale Corp.	1,143	430,660
Kroger Co. (The)	149	4,732
Walmart, Inc.	10,007	1,442,509

		1,906,445

FOOD PRODUCTS–0.2%
Bunge Ltd.	126	8,263
Kellogg Co.	659	41,010
Mowi ASA	7,060	157,268
Nestle SA	543	64,189
Tyson Foods, Inc.–Class A	1,760	113,414

		384,144

HOUSEHOLD PRODUCTS–0.8%
Kimberly-Clark Corp.	121	16,315
Procter & Gamble Co. (The)	12,980	1,806,037

		1,822,352

PERSONAL PRODUCTS–0.0%
Pola Orbis Holdings, Inc.	600	12,184
Unilever PLC	1,465	87,861

		100,045

TOBACCO–0.0%
Philip Morris International, Inc.	1,035	85,688

		4,411,809

ENERGY–1.8%
ENERGY EQUIPMENT & SERVICES–0.0%
Baker Hughes Co.–Class A	533	11,113

OIL, GAS & CONSUMABLE FUELS–1.8%
Aker BP ASA	5,338	134,699
BP PLC	90,841	313,469
Canadian Natural Resources Ltd.	671	16,125
Cheniere Energy, Inc.(a)	558	33,497
Chevron Corp.	12,161	1,026,996
ENEOS Holdings, Inc.	15,200	54,593
EOG Resources, Inc.	12,568	626,766
Exxon Mobil Corp.	4,501	185,531
Galp Energia SGPS SA	2,905	30,783
LUKOIL PJSC (Sponsored ADR)	850	58,106
Motor Oil Hellas Corinth Refineries SA	3,430	49,315
Neste Oyj	78	5,663
Parkland Corp./Canada	484	15,358
PetroChina Co., Ltd.–Class H	422,000	130,670
Petroleo Brasileiro SA (Preference Shares)	36,300	197,068
Repsol SA	21,435	215,939
Royal Dutch Shell PLC–Class A	1,579	27,690
Royal Dutch Shell PLC–Class B	47,949	812,674
TOTAL SE	9,279	400,502
Woodside Petroleum Ltd.	314	5,509

		4,340,953

		4,352,066

UTILITIES–1.0%
ELECTRIC UTILITIES–1.0%
American Electric Power Co., Inc.	10,917	909,059
Endesa SA	336	9,216
Enel SpA	20,742	211,044
NextEra Energy, Inc.	13,823	1,066,444
Red Electrica Corp. SA	1,728	35,478

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Terna Rete Elettrica Nazionale SpA	5,154	$39,604

		2,270,845

GAS UTILITIES–0.0%
UGI Corp.	2,190	76,563

MULTI-UTILITIES–0.0%
Sempra Energy	141	17,965

		2,365,373

CONSUMER SERVICES–0.0%
HOTELS, RESORTS & CRUISE LINES–0.0%
Hilton Grand Vacations, Inc.(a)	1,690	52,981

LEISURE FACILITIES–0.0%
Planet Fitness, Inc.(a)	285	22,125

		75,106

TRANSPORTATION–0.0%
HIGHWAYS & RAILTRACKS–0.0%
Transurban Group	6,998	73,744

CONSUMER DURABLES & APPAREL–0.0%
HOMEBUILDING–0.0%
Persimmon PLC	950	35,856
PulteGroup, Inc.	830	35,789

		71,645

SOFTWARE & SERVICES–0.0%
INTERNET SERVICES & INFRASTRUCTURE–0.0%
GDS Holdings Ltd. (ADR)(a)	350	32,774

Total Common Stocks (cost $67,527,919)		98,736,230

INVESTMENT COMPANIES–26.5%
FUNDS AND INVESTMENT TRUSTS–26.5%(f)(g)
AB Discovery Growth Fund, Inc.–Class Z	200,740	3,073,324
AB Trust–AB Discovery Value Fund–Class Z	156,078	3,151,209
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	701,404	8,409,829
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	3,363,423	42,917,274
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	236,284	3,104,771
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	121,799	3,964,568

Total Investment Companies (cost $63,115,115)		64,620,975

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–11.9%
AUSTRALIA–1.7%
Australia Government Bond Series 144 3.75%, 04/21/2037(e)	AUD	620	$636,882
Series 145 2.75%, 06/21/2035(e)		802	733,967
Series 150 3.00%, 03/21/2047(e)		1,430	1,356,399
Series 161 0.25%, 11/21/2025(e)		1,770	1,359,437

			4,086,685

AUSTRIA–0.3%
Republic of Austria Government Bond 0.75%, 02/20/2028(e)	EUR	510	683,059

BELGIUM–0.1%
Kingdom of Belgium Government Bond Series 76 1.90%, 06/22/2038(e)		180	292,300

CANADA–1.1%
Canadian Government Bond 1.25%, 03/01/2025– 06/01/2030	CAD	2,860	2,356,312
2.00%, 12/01/2051		359	339,215

			2,695,527

CHINA–0.8%
China Government Bond Series INBK 3.27%, 11/19/2030	CNY	5,690	880,899
3.39%, 03/16/2050		7,870	1,118,217

			1,999,116

COLOMBIA–0.4%
Colombian TES Series B 5.75%, 11/03/2027	COP	2,916,500	902,155

FINLAND–0.1%
Finland Government Bond 0.50%, 09/15/2028(e)	EUR	115	152,194

FRANCE–0.1%
French Republic Government Bond OAT 1.50%, 05/25/2050(e)		110	179,152

GERMANY–0.4%
Bundesrepublik Deutschland Bundesanleihe Zero Coupon, 08/15/2050(e)		275	352,933
Series 3 4.75%, 07/04/2034(e)		250	530,083

			883,016

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

ITALY–0.7%
Italy Buoni Poliennali Del Tesoro 1.80%, 03/01/2041(e)	EUR	1,235	$1,668,921

JAPAN–3.5%
Japan Government Ten Year Bond Series 358 0.10%, 03/20/2030	JPY	205,850	2,013,006
Series 359 0.10%, 06/20/2030		277,550	2,711,042
Japan Government Thirty Year Bond Series 62 0.50%, 03/20/2049		63,600	598,131
Series 65 0.40%, 12/20/2049		62,950	572,674
Series 68 0.60%, 09/20/2050		69,900	669,464
Japan Government Twenty Year Bond Series 169 0.30%, 06/20/2039		31,650	302,550
Series 171 0.30%, 12/20/2039		44,850	427,425
Japan Government Two Year Bond Series 419 0.10%, 12/01/2022		126,950	1,234,792

			8,529,084

MALAYSIA–0.1%
Malaysia Government Bond Series 0310 4.498%, 04/15/2030	MYR	1,088	309,646

MEXICO–0.0%
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	1,125	66,394

SPAIN–0.3%
Spain Government Bond 1.20%, 10/31/2040(e)	EUR	455	616,038
4.20%, 01/31/2037(e)		114	221,807

			837,845

UNITED KINGDOM–0.9%
United Kingdom Gilt 0.625%, 10/22/2050(e)	GBP	735	973,915
1.75%, 09/07/2037(e)		821	1,332,655

			2,306,570

UNITED STATES–1.4%
U.S. Treasury Bonds 1.125%, 05/15/2040–08/15/2040	U.S.$	2,780	2,633,725
4.50%, 08/15/2039		455	695,795

4.625%, 02/15/2040	U.S.$	100	155,781

			3,485,301

Total Governments–Treasuries (cost $27,659,743)			29,076,965

CORPORATES–INVESTMENT GRADE–9.4%
INDUSTRIAL–5.0%
BASIC–0.6%
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030		201	215,070
Glencore Finance Europe Ltd. 1.875%, 09/13/2023(e)	EUR	125	159,480
3.125%, 03/26/2026(e)	GBP	110	162,531
Inversiones CMPC SA 3.85%, 01/13/2030(e)	U.S.$	200	223,938
SABIC Capital II BV 4.00%, 10/10/2023(e)		335	360,544
SIG Combibloc PurchaseCo Sarl 1.875%, 06/18/2023(e)	EUR	140	176,670
Smurfit Kappa Acquisitions ULC 2.875%, 01/15/2026(e)		150	202,521
Suzano Austria GmbH 3.75%, 01/15/2031	U.S.$	32	33,920

			1,534,674

CAPITAL GOODS–0.1%
CNH Industrial Finance Europe SA 1.75%, 09/12/2025(e)	EUR	190	247,280
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	U.S.$	10	10,780
4.40%, 03/15/2024		67	73,334

			331,394

COMMUNICATIONS–MEDIA–0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050		17	20,191
5.125%, 07/01/2049		84	102,281
5.375%, 05/01/2047		35	43,797
Comcast Corp. 0.75%, 02/20/2032	EUR	155	196,941
Fox Corp. 4.709%, 01/25/2029	U.S.$	215	261,051
Prosus NV 3.68%, 01/21/2030(e)		220	238,837
ViacomCBS, Inc. 3.70%, 06/01/2028		23	26,266

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

4.20%, 05/19/2032	U.S.$	56	$67,315
4.95%, 01/15/2031		114	143,043
Walt Disney Co. (The) 3.60%, 01/13/2051		35	42,425

			1,142,147

COMMUNICATIONS– TELECOMMUNICATIONS–0.3%
AT&T, Inc. 3.50%, 09/15/2053(e)		200	201,110
Series B 2.875%, 03/02/2025(h)	EUR	100	123,123
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	145	240,276
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(e)		200	217,122

			781,631

CONSUMER CYCLICAL–AUTOMOTIVE–0.4%
Harley-Davidson Financial Services, Inc. 0.90%, 11/19/2024(e)	EUR	200	247,941
3.35%, 06/08/2025(e)	U.S.$	30	32,471
Lear Corp. 3.50%, 05/30/2030		25	27,316
3.80%, 09/15/2027		127	142,203
4.25%, 05/15/2029		33	37,633
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(e)		200	219,908
Volkswagen Bank GmbH 1.25%, 06/10/2024(e)	EUR	100	126,496
Volkswagen Leasing GmbH 2.625%, 01/15/2024(e)		73	95,939

			929,907

CONSUMER CYCLICAL–OTHER–0.1%
Las Vegas Sands Corp. 3.50%, 08/18/2026	U.S.$	89	95,419
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		109	127,530

			222,949

CONSUMER CYCLICAL–RETAILERS–0.1%
AutoNation, Inc. 4.75%, 06/01/2030		12	14,456
Ralph Lauren Corp. 2.95%, 06/15/2030		162	175,387
Ross Stores, Inc. 4.70%, 04/15/2027		24	28,374

			218,217

CONSUMER NON-CYCLICAL–0.9%
Altria Group, Inc. 3.125%, 06/15/2031	EUR	270	393,298
Amgen, Inc. 4.663%, 06/15/2051	U.S.$	150	203,659
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		145	205,655
BAT Capital Corp. 4.906%, 04/02/2030		55	66,421
BAT Netherlands Finance BV 3.125%, 04/07/2028(e)	EUR	200	284,984
Biogen, Inc. 3.15%, 05/01/2050	U.S.$	202	208,630
CommonSpirit Health 3.91%, 10/01/2050		120	133,812
CVS Health Corp. 5.05%, 03/25/2048		125	169,003
DH Europe Finance II SARL 0.45%, 03/18/2028	EUR	143	177,978
Gilead Sciences, Inc. 2.80%, 10/01/2050	U.S.$	200	199,704
Takeda Pharmaceutical Co., Ltd. 0.75%, 07/09/2027	EUR	131	166,230

			2,209,374

ENERGY–0.9%
Boardwalk Pipelines LP 4.80%, 05/03/2029	U.S.$	125	143,124
BP Capital Markets PLC 1.573%, 02/16/2027(e)	EUR	175	232,358
3.25%, 03/22/2026(e)(h)		135	175,854
Energy Transfer Operating LP 3.75%, 05/15/2030	U.S.$	101	108,847
5.50%, 06/01/2027		190	222,648
Eni SpA 4.25%, 05/09/2029(e)		270	319,232
Husky Energy, Inc. 4.40%, 04/15/2029		220	244,928
ONEOK, Inc. 4.55%, 07/15/2028		104	118,940
6.35%, 01/15/2031		130	166,907
Plains All American Pipeline LP/PAA Finance Corp. 3.80%, 09/15/2030		42	44,998
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		16	16,752
4.50%, 12/15/2026		29	32,504
Saudi Arabian Oil Co. 2.25%, 11/24/2030(e)		200	202,750
2.875%, 04/16/2024(e)		200	212,500

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Valero Energy Corp. 6.625%, 06/15/2037	U.S.$	32	$42,437

			2,284,779

OTHER INDUSTRIAL–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(e)		200	220,375

SERVICES–0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(e)		6	6,959
Global Payments, Inc. 4.45%, 06/01/2028		70	82,913

			89,872

TECHNOLOGY–0.5%
Baidu, Inc. 3.075%, 04/07/2025		205	218,291
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028		19	20,913
Broadcom, Inc. 4.11%, 09/15/2028		156	178,427
Fidelity National Information Services, Inc. 1.00%, 12/03/2028	EUR	165	211,498
Fiserv, Inc. 1.125%, 07/01/2027		200	258,721
Leidos, Inc. 4.375%, 05/15/2030(e)	U.S.$	109	130,659
Oracle Corp. 3.60%, 04/01/2050		185	215,962

			1,234,471

TRANSPORTATION–AIRLINES–0.2%
Delta Air Lines, Inc. 7.00%, 05/01/2025(e)		99	114,664
Southwest Airlines Co. 5.25%, 05/04/2025		199	230,694

			345,358

TRANSPORTATION–SERVICES–0.3%
Adani Ports & Special Economic Zone Ltd. 3.95%, 01/19/2022(e)		200	204,500
ENA Master Trust 4.00%, 05/19/2048(e)		200	215,187
Heathrow Funding Ltd. 6.75%, 12/03/2026(e)	GBP	135	237,715

			657,402

			12,202,550

FINANCIAL INSTITUTIONS–4.0%
BANKING–2.7%
ABN AMRO Bank NV 4.75%, 07/28/2025(e)	U.S.$	225	259,693
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(e)		215	247,448

Bankia SA 1.125%, 11/12/2026(e)	EUR	100	127,278
BNP Paribas SA 2.219%, 06/09/2026(e)	U.S.$	200	209,288
BPCE SA 4.625%, 07/11/2024(e)		200	223,686
Capital One Financial Corp. 1.65%, 06/12/2029	EUR	270	353,644
Citigroup, Inc. 1.50%, 07/24/2026(e)		155	201,145
5.95%, 01/30/2023(h)	U.S.$	90	94,611
Commonwealth Bank of Australia 4.50%, 12/09/2025(e)		205	236,183
Cooperatieve Rabobank UA 3.25%, 12/29/2026(e)(h)	EUR	200	246,773
Credit Suisse Group AG 4.194%, 04/01/2031(e)	U.S.$	250	294,142
Danske Bank A/S 3.244%, 12/20/2025(e)		350	374,885
5.375%, 01/12/2024(e)		200	225,744
Deutsche Bank AG/New York NY 3.961%, 11/26/2025		225	246,037
DNB Bank ASA 6.50%, 03/26/2022(e)(h)		210	219,878
Fifth Third Bancorp Series L 4.50%, 09/30/2025(h)		41	43,759
Goldman Sachs Group, Inc. (The) 1.25%, 05/01/2025(e)	EUR	190	241,215
Series O 5.30%, 11/10/2026(h)	U.S.$	10	10,999
HSBC Holdings PLC 6.375%, 03/30/2025(h)		200	218,768
ING Groep NV 3.00%, 02/18/2026(e)	GBP	200	303,872
6.50%, 04/16/2025(h)	U.S.$	232	255,293
JPMorgan Chase & Co. 1.09%, 03/11/2027(e)	EUR	170	218,281
Morgan Stanley Series G 1.375%, 10/27/2026		100	131,230
Series J 4.047% (LIBOR 3 Month + 3.81%), 04/15/2021(h)(i)	U.S.$	55	54,876
Natwest Group PLC Series U 2.574% (LIBOR 3 Month + 2.32%), 09/30/2027(h)(i)		200	193,216
Societe Generale SA 4.25%, 04/14/2025(e)		205	226,095

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Standard Chartered PLC 1.724% (LIBOR 3 Month + 1.51%), 01/30/2027(e)(h)(i)	U.S.$	200	$185,154
Truist Financial Corp. Series Q 5.10%, 03/01/2030(h)		75	85,661
UBS Group AG 7.125%, 08/10/2021(e)(h)		230	236,242
UniCredit SpA 2.569%, 09/22/2026(e)		350	357,003
Wells Fargo & Co. 0.625%, 08/14/2030(e)	EUR	245	304,461

			6,626,560

FINANCE–0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 07/15/2025	U.S.$	150	179,319
Air Lease Corp. 2.875%, 01/15/2026		67	70,887
3.625%, 04/01/2027		14	15,086
3.875%, 07/03/2023		6	6,393
4.25%, 02/01/2024		21	22,785
Aircastle Ltd. 4.40%, 09/25/2023		67	71,496
5.25%, 08/11/2025(e)		69	75,921
Aviation Capital Group LLC 2.875%, 01/20/2022(e)		11	11,159
3.50%, 11/01/2027(e)		18	18,025
3.875%, 05/01/2023(e)		44	45,878
4.125%, 08/01/2025(e)		2	2,089
4.375%, 01/30/2024(e)		13	13,717
4.875%, 10/01/2025(e)		23	24,631
5.50%, 12/15/2024(e)		47	51,904
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	100	152,693
GE Capital Funding LLC 4.40%, 05/15/2030(e)	U.S.$	200	235,622
Synchrony Financial 3.95%, 12/01/2027		25	28,092
4.50%, 07/23/2025		51	57,398

			1,083,095

INSURANCE–0.5%
Alleghany Corp. 3.625%, 05/15/2030		172	194,669
ASR Nederland NV 3.375%, 05/02/2049(e)	EUR	100	136,519
Centene Corp. 4.25%, 12/15/2027	U.S.$	28	29,802
4.625%, 12/15/2029		37	41,031
CNP Assurances 4.50%, 06/10/2047(e)	EUR	200	294,102

Credit Agricole Assurances SA 4.25%, 01/13/2025(e)(h)	EUR	200	273,650
Voya Financial, Inc. 5.65%, 05/15/2053	U.S.$	153	161,625

			1,131,398

REITS–0.3%
CyrusOne LP/CyrusOne Finance Corp. 1.45%, 01/22/2027	EUR	100	123,658
Digital Euro Finco LLC 2.50%, 01/16/2026(e)		220	299,313
Equinix, Inc. 2.875%, 02/01/2026		58	71,284
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023	U.S.$	10	10,542
Rexford Industrial Realty LP 2.125%, 12/01/2030		91	91,365
WPC Eurobond BV 2.125%, 04/15/2027	EUR	148	197,048

			793,210

			9,634,263

UTILITY–0.4%
ELECTRIC–0.4%
Abu Dhabi National Energy Co. PJSC 4.375%, 04/23/2025(e)	U.S.$	250	282,500
Enel Finance International NV 2.65%, 09/10/2024(e)		308	328,097
Enel SpA 3.50%, 05/24/2080(e)	EUR	162	216,214
Naturgy Finance BV 4.125%, 11/18/2022(e)(h)		100	128,742

			955,553

Total Corporates–Investment Grade (cost $20,893,692)			22,792,366

CORPORATES–NON-INVESTMENT GRADE–2.1%
INDUSTRIAL–1.6%
BASIC–0.3%
Axalta Coating Systems LLC 3.375%, 02/15/2029(e)	U.S.$	150	150,630
Ingevity Corp. 3.875%, 11/01/2028(e)		88	88,431
OCI NV 3.625%, 10/15/2025(e)	EUR	100	126,746
Solvay SA 2.50%, 12/02/2025(h)		100	125,574

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

SPCM SA 4.875%, 09/15/2025(e)	U.S.$	200	$206,190
WEPA Hygieneprodukte GmbH 2.875%, 12/15/2027(e)	EUR	120	148,502

			846,073

CAPITAL GOODS–0.2%
Rolls-Royce PLC 0.875%, 05/09/2024(e)		160	184,225
TransDigm, Inc. 6.25%, 03/15/2026(e)	U.S.$	110	117,220
Vertical Midco GmbH 4.375%, 07/15/2027(e)	EUR	140	180,482

			481,927

COMMUNICATIONS–MEDIA–0.0%
Cable One, Inc. 4.00%, 11/15/2030(e)	U.S.$	53	55,100
CSC Holdings LLC 6.75%, 11/15/2021		45	46,817

			101,917

COMMUNICATIONS–TELECOMMUNICATIONS–0.1%
CenturyLink, Inc. 4.50%, 01/15/2029(e)		103	104,792
Telefonica Europe BV 3.75%, 03/15/2022(e)(h)	EUR	100	125,219

			230,011

CONSUMER CYCLICAL–AUTOMOTIVE–0.2%
Allison Transmission, Inc. 3.75%, 01/30/2031(e)	U.S.$	105	107,415
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(e)	EUR	120	151,990
Ford Motor Co. 8.50%, 04/21/2023	U.S.$	108	121,448
Tenneco, Inc. 5.00%, 07/15/2024(e)	EUR	100	123,999

			504,852

CONSUMER CYCLICAL–ENTERTAINMENT–0.1%
Carnival PLC 1.00%, 10/28/2029		200	174,696

CONSUMER CYCLICAL–RESTAURANTS–0.0%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(e)	U.S.$	116	116,267

CONSUMER CYCLICAL–RETAILERS–0.1%
Dufry One BV 2.50%, 10/15/2024(e)	EUR	105	123,142

CONSUMER NON-CYCLICAL–0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(e)	U.S.$	61	62,489
4.625%, 01/15/2027(e)		46	48,876
Avantor Funding, Inc. 2.625%, 11/01/2025(e)	EUR	102	127,603
Catalent Pharma Solutions, Inc. 2.375%, 03/01/2028(e)		165	202,427
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(e)		120	147,023
Grifols SA 1.625%, 02/15/2025(e)		200	244,870
Tenet Healthcare Corp. 4.625%, 07/15/2024	U.S.$	102	104,499

			937,787

OTHER INDUSTRIAL–0.1%
H&E Equipment Services, Inc. 3.875%, 12/15/2028(e)		118	119,233
Rexel SA 2.125%, 06/15/2025(e)	EUR	120	147,148

			266,381

TECHNOLOGY–0.0%
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(e)	U.S.$	14	14,526

TRANSPORTATION–SERVICES–0.1%
Chicago Parking Meters LLC 4.93%, 12/30/2025(c)		200	230,127

			4,027,706

FINANCIAL INSTITUTIONS–0.5%
BANKING–0.3%
Banco Santander SA 6.75%, 04/25/2022(e)(h)	EUR	200	258,074
Credit Suisse Group AG 7.50%, 12/11/2023(e)(h)	U.S.$	200	222,326
Discover Financial Services Series D 6.125%, 06/23/2025(h)		117	132,018

			612,418

FINANCE–0.2%
Lincoln Financing SARL 3.625%, 04/01/2024(e)	EUR	120	148,074

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Navient Corp. 6.625%, 07/26/2021	U.S.$	170	$174,129
SLM Corp. 4.20%, 10/29/2025		96	101,495

			423,698

INSURANCE–0.0%
Molina Healthcare, Inc. 3.875%, 11/15/2030(e)		89	95,460

REITS–0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(e)		58	62,095

			1,193,671

Total Corporates–Non-Investment Grade (cost $4,905,782)			5,221,377

QUASI-SOVEREIGNS–1.8%
QUASI-SOVEREIGN BONDS–1.8%
CHILE–0.1%
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(e)		200	227,250

CHINA–1.3%
China Development Bank Series 1805 4.88%, 02/09/2028	CNY	14,390	2,395,958
Series 1910 3.65%, 05/21/2029		2,040	311,566
Series 2004 3.43%, 01/14/2027		1,780	271,295
Series 2009 3.39%, 07/10/2027		1,140	173,171

			3,151,990

INDONESIA–0.2%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(e)	U.S.$	200	220,750
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 3.375%, 02/05/2030(e)		210	222,403

			443,153

MEXICO–0.1%
Petroleos Mexicanos 5.95%, 01/28/2031		39	38,903
7.69%, 01/23/2050		120	120,990

			159,893

UNITED ARAB EMIRATES–0.1%
DP World Crescent Ltd. 3.75%, 01/30/2030(e)		200	217,500

3.875%, 07/18/2029(e)	U.S.$	200	219,500

			437,000

Total Quasi-Sovereigns (cost $4,132,156)			4,419,286

COLLATERALIZED MORTGAGE OBLIGATIONS–1.6%
RISK SHARE FLOATING RATE–1.0%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 1.898% (LIBOR 1 Month + 1.75%), 03/25/2029(e)(i)		220	219,914
Series 2019-2A, Class M2 3.248% (LIBOR 1 Month + 3.10%), 04/25/2029(e)(i)		150	150,136
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 2.448% (LIBOR 1 Month + 2.30%), 08/25/2031(e)(i)		56	55,809
Series 2019-R03, Class 1M2 2.298% (LIBOR 1 Month + 2.15%), 09/25/2031(e)(i)		41	40,947
Series 2019-R04, Class 2M2 2.248% (LIBOR 1 Month + 2.10%), 06/25/2039(e)(i)		75	75,126
Series 2019-R05, Class 1M2 2.148% (LIBOR 1 Month + 2.00%), 07/25/2039(e)(i)		45	45,234
Series 2019-R06, Class 2M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2039(e)(i)		87	87,268
Series 2019-R07, Class 1M2 2.248% (LIBOR 1 Month + 2.10%), 10/25/2039(e)(i)		58	57,801
Eagle RE Ltd. Series 2018-1, Class M1 1.848% (LIBOR 1 Month + 1.70%), 11/25/2028(e)(i)		56	55,731

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 4.148% (LIBOR 1 Month + 4.00%), 08/25/2024(i)	U.S.$	136	$138,487
Series 2014-HQ3, Class M3 4.898% (LIBOR 1 Month + 4.75%), 10/25/2024(i)		66	66,978
Series 2019-DNA3, Class M2 2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(e)(i)		20	20,331
Series 2019-HQA1, Class M2 2.498% (LIBOR 1 Month + 2.35%), 02/25/2049(e)(i)		46	45,491
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 4.448% (LIBOR 1 Month + 4.30%), 02/25/2025(i)		50	51,164
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(i)		70	71,587
Series 2015-C02, Class 2M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(i)		37	37,405
Series 2015-C03, Class 1M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(i)		34	34,773
Series 2015-C03, Class 2M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(i)		56	56,749
Series 2015-C04, Class 1M2 5.848% (LIBOR 1 Month + 5.70%), 04/25/2028(i)		34	36,484

Series 2015-C04, Class 2M2 5.698% (LIBOR 1 Month + 5.55%), 04/25/2028(i)	U.S.$	121	127,151
Series 2016-C01, Class 1M2 6.898% (LIBOR 1 Month + 6.75%), 08/25/2028(i)		40	43,234
Series 2016-C02, Class 1M2 6.148% (LIBOR 1 Month + 6.00%), 09/25/2028(i)		75	79,475
Series 2016-C06, Class 1M2 4.398% (LIBOR 1 Month + 4.25%), 04/25/2029(i)		88	92,454
Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(i)		59	60,270
Series 2017-C02, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 09/25/2029(i)		125	127,480
Series 2017-C05, Class 1M2 2.348% (LIBOR 1 Month + 2.20%), 01/25/2030(i)		109	109,258
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2024(i)(j)		16	15,088
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.145% (LIBOR 1 Month + 2.00%), 03/27/2024(i)(j)		85	80,697
Radnor Re Ltd. Series 2019-1, Class M1B 2.098% (LIBOR 1 Month + 1.95%), 02/25/2029(e)(i)		140	140,500

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

STACR Trust Series 2018-DNA3, Class M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2048(e)(i)	U.S.$	174	$172,022
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.398% (LIBOR 1 Month + 5.25%), 11/25/2025(i)(j)		73	71,383
Series 2015-WF1, Class 2M2 5.648% (LIBOR 1 Month + 5.50%), 11/25/2025(i)(j)		21	20,501

			2,486,928

AGENCY FLOATING RATE–0.4%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 5.941% (6.10%–LIBOR 1 Month), 12/15/2044(i)(k)		423	84,254
Series 4693, Class SL 5.991% (6.15%–LIBOR 1 Month), 06/15/2047(i)(k)		425	97,684
Series 4719, Class JS 5.991% (6.15%–LIBOR 1 Month), 09/15/2047(i)(k)		301	51,909
Series 4727, Class SA 6.041% (6.20%–LIBOR 1 Month), 11/15/2047(i)(k)		445	90,996
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.392% (6.54%–LIBOR 1 Month), 12/25/2041(i)(k)		213	51,202
Series 2016-106, Class ES 5.852% (6.00%–LIBOR 1 Month), 01/25/2047(i)(k)		399	74,308
Series 2017-16, Class SG 5.902% (6.05%–LIBOR 1 Month), 03/25/2047(i)(k)		400	81,464

Series 2017-81, Class SA 6.052% (6.20%–LIBOR 1 Month), 10/25/2047(i)(k)	U.S.$	429	96,463
Series 2017-97, Class LS 6.052% (6.20%–LIBOR 1 Month), 12/25/2047(i)(k)		349	86,583
Government National Mortgage Association Series 2017-134, Class SE 6.048% (6.20%–LIBOR 1 Month), 09/20/2047(i)(k)		272	46,729
Series 2017-65, Class ST 5.998% (6.15%–LIBOR 1 Month), 04/20/2047(i)(k)		390	83,204

			844,796

NON-AGENCY FIXED RATE–0.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		19	16,945
Series 2006-24CB, Class A16 5.75%, 08/25/2036		91	72,449
Series 2006-28CB, Class A14 6.25%, 10/25/2036		66	48,769
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		43	39,916
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 07/25/2037		30	21,649
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 05/25/2036		42	31,142
Series 2006-13, Class 1A19 6.25%, 09/25/2036		21	13,752
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		81	55,404

			300,026

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON-AGENCY FLOATING RATE–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.528% (LIBOR 1 Month + 0.19%), 12/25/2036(i)	U.S.$	212	$107,054
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.648% (LIBOR 1 Month + 0.25%), 03/25/2035(i)		52	46,871

			153,925

Total Collateralized Mortgage Obligations (cost $3,781,478)			3,785,675

MORTGAGE PASS-THROUGHS–1.6%
AGENCY FIXED RATE 30-YEAR–1.6%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 06/01/2049-10/01/2049		719	779,339
Series 2020 2.50%, 07/01/2050		136	146,089
Federal Home Loan Mortgage Corp. Gold Series 2018 4.00%, 08/01/2048		53	57,301
Series 2019 4.50%, 02/01/2049		183	202,589
Federal National Mortgage Association Series 2012 3.50%, 11/01/2042		298	328,964
Series 2013 3.50%, 04/01/2043		192	212,120
Series 2018 3.50%, 02/01/2048		175	185,477
4.50%, 09/01/2048		390	428,794
Series 2019 3.50%, 11/01/2049		175	188,388
Series 2020 2.50%, 07/01/2050		773	833,740
Uniform Mortgage-Backed Security Series 2021 1.50%, 01/01/2051, TBA		399	403,177

Total Mortgage Pass-Throughs (cost $3,650,758)			3,765,978

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.9%
NON-AGENCY FLOATING RATE CMBS–0.6%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.159% (LIBOR 1 Month + 1.00%), 06/15/2035(e)(i)	U.S.$	200	193,895
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.159% (LIBOR 1 Month + 1.00%), 11/15/2033(e)(i)		375	358,665
BHMS Series 2018-ATLS, Class A 1.409% (LIBOR 1 Month + 1.25%), 07/15/2035(e)(i)		158	153,688
BX Trust Series 2018-EXCL, Class A 1.246% (LIBOR 1 Month + 1.09%), 09/15/2037(e)(i)		163	150,779
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.182% (LIBOR 1 Month + 1.03%), 12/19/2030(e)(i)		166	163,544
Invitation Homes Trust Series 2018-SFR4, Class A 1.253% (LIBOR 1 Month + 1.10%), 01/17/2038(e)(i)		213	214,090
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.109% (LIBOR 1 Month + 1.95%), 11/15/2026(i)(j)		90	79,891
Starwood Retail Property Trust Series 2014-STAR, Class A 1.629% (LIBOR 1 Month + 1.47%), 11/15/2027(e)(i)		176	115,987

			1,430,539

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON-AGENCY FIXED RATE CMBS–0.3%
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 04/10/2031(e)	U.S.$	276	$274,006
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class E 5.152%, 05/15/2045(e)		119	70,757
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(e)		143	145,473
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.462%, 09/15/2048		197	172,600

			662,836

Total Commercial Mortgage-Backed Securities (cost $2,268,259)			2,093,375

EMERGING MARKETS–CORPORATE BONDS–0.4%
INDUSTRIAL–0.4%
CAPITAL GOODS–0.1%
Embraer Netherlands Finance BV 6.95%, 01/17/2028(e)		200	226,000

COMMUNICATIONS–MEDIA–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(e)		200	214,062

CONSUMER NON-CYCLICAL–0.1%
BRF GmbH 4.35%, 09/29/2026(e)		200	210,750

ENERGY–0.0%
Leviathan Bond Ltd. 6.125%, 06/30/2025(e)		46	50,427

TRANSPORTATION–SERVICES–0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(e)		200	211,563

			912,802

UTILITY–0.0%
ELECTRIC–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(j)		14	14,375

Total Emerging Markets–Corporate Bonds (cost $893,196)			927,177

COLLATERALIZED LOAN OBLIGATIONS–0.4%
CLO–FLOATING RATE–0.4%
ICG US CLO Ltd. Series 2015-1A, Class A1R 1.358% (LIBOR 3 Month + 1.14%), 10/19/2028(e)(i)	U.S.$	300	299,999
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 1.40% (LIBOR 3 Month + 1.18%), 11/18/2031(e)(i)		320	320,003
TIAA CLO IV Ltd. Series 2018-1A, Class A1A 1.448% (LIBOR 3 Month + 1.23%), 01/20/2032(e)(i)		250	248,961

Total Collateralized Loan Obligations (cost $870,000)			868,963

GOVERNMENTS–SOVEREIGN BONDS–0.3%
CHILE–0.1%
Chile Government International Bond 1.625%, 01/30/2025	EUR	125	162,632

MEXICO–0.1%
Mexico Government International Bond 4.75%, 04/27/2032	U.S.$	280	336,525

PERU–0.1%
Peruvian Government International Bond 2.392%, 01/23/2026		205	218,120

Total Governments–Sovereign Bonds (cost $665,585)			717,277

EMERGING MARKETS–SOVEREIGNS–0.3%
IVORY COAST–0.1%
Ivory Coast Government International Bond 5.875%, 10/17/2031(e)	EUR	200	269,908

NIGERIA–0.1%
Nigeria Government International Bond 6.75%, 01/28/2021(e)	U.S.$	200	199,938

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

SOUTH AFRICA–0.1%
Republic of South Africa Government International Bond 4.30%, 10/12/2028(d)	U.S.$	230	$239,200

Total Emerging Markets–Sovereigns (cost $603,913)			709,046

COVERED BONDS–0.2%
Turkiye Vakiflar Bankasi TAO 2.375%, 05/04/2021(e)	EUR	140	170,597
UBS AG/London 4.00%, 04/08/2022(e)		158	203,934
1.375%, 04/16/2021(e)		140	171,937

Total Covered Bonds (cost $502,554)			546,468

EMERGING MARKETS–TREASURIES–0.1%
SOUTH AFRICA–0.1%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $251,095)	ZAR	5,315	344,860

GOVERNMENTS–SOVEREIGN AGENCIES–0.1%
CANADA–0.1%
Canada Housing Trust No. 1 1.80%, 12/15/2024(e)	CAD	200	165,066
1.95%, 12/15/2025(e)		195	163,097

Total Governments–Sovereign Agencies (cost $325,981)			328,163

ASSET-BACKED SECURITIES–0.0%
AUTOS–FIXED RATE–0.0%
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(e) (cost $99,994)	U.S.$	100	101,521

SHORT-TERM INVESTMENTS–2.2%
GOVERNMENTS–TREASURIES–1.5%
JAPAN–1.5%
Japan Treasury Discount Bill Series 953 Zero Coupon, 03/01/2021	JPY	295,200	2,859,399
Series 956 Zero Coupon, 03/15/2021		85,000	823,369

Total Governments–Treasuries (cost $3,642,650)			3,682,768

		Shares
INVESTMENT COMPANIES–0.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(f)(g)(l) (cost $1,673,235)		1,673,235	1,673,235

Total Short-Term Investments (cost $5,315,885)			5,356,003

TOTAL INVESTMENTS–100.3% (cost $207,463,105)			244,411,705
Other assets less liabilities–(0.3)%			(732,381)

NET ASSETS–100.0%			$243,679,324

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-BOBL Futures	26	March 2021	$4,293,709	$4,733
Euro-Schatz Futures	5	March 2021	685,804	(311)
U.S. T-Note 5 Yr (CBT) Futures	14	March 2021	1,766,297	4,029

Sold Contracts
Euro-Bund Futures	11	March 2021	2,387,153	(6,109)
U.S. 10 Yr Ultra Futures	8	March 2021	1,250,875	3,927
U.S. Ultra Bond (CBT) Futures	5	March 2021	1,067,813	5,290

				$11,559

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	40,785	USD	552	01/22/2021	$1,386
Barclays Bank PLC	USD	575	CNY	3,766	02/10/2021	1,839
Barclays Bank PLC	USD	238	IDR	3,531,771	01/15/2021	15,610
BNP Paribas SA	NOK	3,888	USD	408	01/15/2021	(45,480)
BNP Paribas SA	AUD	879	USD	644	01/12/2021	(34,038)
BNP Paribas SA	SGD	818	USD	613	01/07/2021	(5,211)
BNP Paribas SA	USD	1,457	SGD	1,961	01/07/2021	26,666
BNP Paribas SA	USD	662	SEK	5,611	01/15/2021	20,077
BNP Paribas SA	USD	552	ZAR	8,104	02/04/2021	(2,893)
BNP Paribas SA	USD	571	ZAR	8,702	02/04/2021	18,900
Citibank, NA	IDR	9,172,354	USD	651	01/15/2021	(7,993)
Citibank, NA	COP	1,976,748	USD	556	01/14/2021	(22,921)
Citibank, NA	JPY	1,055,879	USD	10,145	02/26/2021	(86,685)
Citibank, NA	KRW	896,039	USD	820	01/14/2021	(4,114)
Citibank, NA	CLP	1,471,700	USD	1,937	01/14/2021	(134,193)
Citibank, NA	CNY	43,138	USD	6,582	02/10/2021	(23,086)
Citibank, NA	PEN	499	USD	139	01/14/2021	1,020
Citibank, NA	USD	233	PEN	839	01/14/2021	(1,741)
Citibank, NA	USD	881	CNY	5,746	02/10/2021	(1,118)
Citibank, NA	USD	1,630	CLP	1,226,062	01/14/2021	95,689
Citibank, NA	USD	409	KRW	465,430	01/14/2021	18,655
Citibank, NA	USD	732	COP	2,548,046	01/14/2021	13,668
Credit Suisse International	SGD	981	USD	718	01/07/2021	(24,591)
Credit Suisse International	USD	730	SGD	984	01/07/2021	14,969
Credit Suisse International	USD	203	TRY	1,604	01/21/2021	11,910
Goldman Sachs Bank USA	TWD	18,390	USD	655	01/27/2021	(2,006)
Goldman Sachs Bank USA	NOK	8,844	USD	963	01/15/2021	(68,906)
Goldman Sachs Bank USA	USD	722	SGD	981	01/07/2021	20,587
Goldman Sachs Bank USA	USD	1,311	RUB	100,998	01/22/2021	52,855
JPMorgan Chase Bank, NA	SEK	8,164	USD	947	01/15/2021	(45,360)
JPMorgan Chase Bank, NA	SGD	1,856	USD	1,376	01/07/2021	(28,254)
JPMorgan Chase Bank, NA	GBP	651	USD	870	01/21/2021	(21,029)
JPMorgan Chase Bank, NA	USD	759	CHF	675	01/29/2021	4,464
JPMorgan Chase Bank, NA	USD	669	AUD	905	01/12/2021	28,885
JPMorgan Chase Bank, NA	USD	826	CNY	5,400	02/10/2021	343
JPMorgan Chase Bank, NA	USD	657	NOK	5,810	01/15/2021	20,924
JPMorgan Chase Bank, NA	USD	729	SEK	6,286	01/15/2021	35,173
Morgan Stanley & Co., Inc.	JPY	150,922	USD	1,449	02/26/2021	(13,826)
Morgan Stanley & Co., Inc.	NOK	7,813	USD	878	01/15/2021	(32,976)
Morgan Stanley & Co., Inc.	SEK	10,070	USD	1,148	01/15/2021	(76,577)
Morgan Stanley & Co., Inc.	BRL	4,023	USD	774	01/05/2021	(373)
Morgan Stanley & Co., Inc.	GBP	3,128	USD	4,148	01/21/2021	(130,138)
Morgan Stanley & Co., Inc.	MYR	1,237	USD	297	03/25/2021	(12,146)
Morgan Stanley & Co., Inc.	NZD	1,158	USD	826	03/05/2021	(7,824)
Morgan Stanley & Co., Inc.	AUD	1,091	USD	828	01/12/2021	(13,218)
Morgan Stanley & Co., Inc.	USD	751	BRL	4,023	01/05/2021	23,503
Morgan Stanley & Co., Inc.	USD	1,607	NOK	14,733	01/15/2021	110,953
Natwest Markets PLC	CNY	1,026	USD	156	02/10/2021	(588)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	USD	652	INR	48,735	01/15/2021	$14,972
Standard Chartered Bank	INR	29,773	USD	401	01/15/2021	(5,987)
Standard Chartered Bank	USD	663	TWD	18,661	01/27/2021	3,731
Standard Chartered Bank	USD	558	INR	41,450	01/15/2021	8,838
Standard Chartered Bank	USD	789	KRW	878,905	01/14/2021	19,183
Standard Chartered Bank	USD	1,202	IDR	17,283,590	01/15/2021	39,342
State Street Bank & Trust Co.	JPY	89,756	USD	866	02/26/2021	(3,897)
State Street Bank & Trust Co.	ZAR	19,197	USD	1,239	02/04/2021	(61,424)
State Street Bank & Trust Co.	AUD	4,429	USD	3,193	01/12/2021	(221,616)
State Street Bank & Trust Co.	JPY	4,562	USD	44	02/26/2021	152
State Street Bank & Trust Co.	CHF	1,346	USD	1,483	01/29/2021	(38,060)
State Street Bank & Trust Co.	MXN	1,634	USD	82	02/25/2021	506
State Street Bank & Trust Co.	SEK	1,200	USD	139	01/15/2021	(7,367)
State Street Bank & Trust Co.	DKK	559	USD	88	01/15/2021	(3,323)
State Street Bank & Trust Co.	NOK	328	USD	36	01/15/2021	(2,742)
State Street Bank & Trust Co.	SGD	297	USD	223	01/07/2021	(1,834)
State Street Bank & Trust Co.	CAD	271	USD	212	02/18/2021	(457)
State Street Bank & Trust Co.	EUR	183	USD	224	03/17/2021	(208)
State Street Bank & Trust Co.	ILS	38	USD	11	01/21/2021	(497)
State Street Bank & Trust Co.	GBP	34	USD	46	01/21/2021	(221)
State Street Bank & Trust Co.	NZD	9	USD	6	03/05/2021	(64)
State Street Bank & Trust Co.	USD	124	AUD	173	01/12/2021	9,432
State Street Bank & Trust Co.	USD	1,310	GBP	980	01/21/2021	30,831
State Street Bank & Trust Co.	USD	11	ILS	38	01/21/2021	503
State Street Bank & Trust Co.	USD	205	CAD	262	02/18/2021	141
State Street Bank & Trust Co.	USD	573	CHF	511	01/29/2021	4,478
State Street Bank & Trust Co.	USD	12	HKD	96	02/24/2021	0
State Street Bank & Trust Co.	USD	823	SEK	6,940	01/15/2021	20,258
State Street Bank & Trust Co.	USD	124	SGD	169	01/07/2021	3,419
State Street Bank & Trust Co.	USD	457	EUR	375	03/17/2021	1,146
State Street Bank & Trust Co.	USD	488	PLN	1,797	03/24/2021	(6,573)
State Street Bank & Trust Co.	USD	92	JPY	9,558	02/26/2021	560
State Street Bank & Trust Co.	USD	765	BRL	4,023	02/02/2021	9,117
State Street Bank & Trust Co.	USD	598	ZAR	9,012	02/04/2021	12,660
State Street Bank & Trust Co.	USD	400	MXN	8,103	02/25/2021	5,257
UBS AG	COP	2,237,895	USD	597	01/14/2021	(57,812)
UBS AG	EUR	11,290	USD	13,792	03/17/2021	(23,429)
UBS AG	CAD	4,308	USD	3,365	02/18/2021	(19,823)

						$(580,017)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
BRL	2,816	01/02/2023	1 Day CDI	3.975%	Maturity	$1,429	$–0–	$1,429
BRL	2,815	01/02/2023	1 Day CDI	4.590%	Maturity	7,757	–0–	7,757
BRL	2,592	01/02/2023	1 Day CDI	4.175%	Maturity	3,339	–0–	3,339

AB Variable Products Series Fund

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
BRL	2,577	01/02/2023	1 Day CDI	4.053%	Maturity	$2,104	$–0–	$2,104
CAD	3,780	05/22/2024	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	139,416	2	139,414
USD	2,420	10/01/2025	0.329%	3 Month LIBOR	Semi-Annual/ Quarterly	7,474	–0–	7,474
EUR	540	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	1,302	–0–	1,302
EUR	540	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	(29,503)	–0–	(29,503)
EUR	550	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(4,318)	–0–	(4,318)
EUR	550	11/10/2050	0.022%	6 Month EURIBOR	Annual/ Semi-Annual	(8,898)	6,597	(15,495)

						$120,102	$6,599	$113,503

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	15.00%	USD	60	$(15,990)	$(7,769)	$(8,221)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	55	(14,657)	(7,291)	(7,366)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	69	(18,382)	(10,342)	(8,040)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	11	(2,931)	(1,730)	(1,201)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	70	(18,650)	(10,186)	(8,464)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	9	(2,398)	(504)	(1,894)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	8	(2,132)	(916)	(1,216)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	53	(14,124)	(5,919)	(8,205)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	52	(13,858)	(5,805)	(8,053)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	4	(1,066)	(350)	(716)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	8	(2,132)	(713)	(1,419)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	15.00%	USD	8	$(2,133)	$(772)	$(1,361)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	15	(3,997)	(1,581)	(2,416)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	78	(20,787)	(10,365)	(10,422)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	53	(14,124)	(5,513)	(8,611)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	75	(19,982)	(11,257)	(8,725)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	58	(15,452)	(9,256)	(6,196)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	82	(21,846)	(13,274)	(8,572)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	5	(1,332)	(741)	(591)

						$ (205,973)	$ (104,284)	$ (101,689)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	10,000	07/11/2024	2.416%	CPI	#	Maturity	$(310,311)	$–0–	$(310,311)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Non-income producing security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate market value of these securities amounted to $35,715,851 or 14.7% of net assets.

(f)	Affiliated investments.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2020.

(j)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.12% of net assets as of December 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.398%, 11/25/2024	11/06/2015	$15,596	$15,088	0.01%

AB Variable Products Series Fund

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.109%, 11/15/2026	11/16/2015	$89,652	$79,891	0.03%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.145%, 03/27/2024	03/21/2019	84,673	80,697	0.03%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	14,000	14,375	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.398%, 11/25/2025	09/28/2015	73,154	71,383	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.648%, 11/25/2025	09/28/2015	20,732	20,501	0.01%

(k)	Inverse interest only security.

(l)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDI—Brazil CETIP Interbank Deposit Rate

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

CPI—Consumer Price Index

EURIBOR—Euro Interbank Offered Rate

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rate

OAT—Obligations Assimilables du Trésor

PJSC—Public Joint Stock Company

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2020	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $142,674,755)	$178,117,495	(a)
Affiliated issuers (cost $64,788,350)	66,294,210
Cash	2,926
Cash collateral due from broker	623,074
Foreign currencies, at value (cost $165,972)	167,008
Receivable for investment securities sold and foreign currency transactions	1,861,673
Unaffiliated interest and dividends receivable	727,104
Unrealized appreciation on forward currency exchange contracts	722,602
Receivable for variation margin on centrally cleared swaps	737
Affiliated dividends receivable	18

Total assets	248,516,847

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	2,629,738
Unrealized depreciation on forward currency exchange contracts	1,302,619
Unrealized depreciation on inflation swaps	310,311
Market value on credit default swaps (net premiums received $104,284)	205,973
Advisory fee payable	68,661
Payable for capital stock redeemed	64,380
Distribution fee payable	46,744
Administrative fee payable	20,475
Payable for variation margin on futures	4,587
Transfer Agent fee payable	146
Accrued expenses and other liabilities	183,889

Total liabilities	4,837,523

NET ASSETS	$243,679,324

COMPOSITION OF NET ASSETS
Capital stock, at par	$23,255
Additional paid-in capital	201,311,416
Distributable earnings	42,344,653

	$243,679,324

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$21,252,348	2,002,120	$10.61

B	$222,426,976	21,253,018	$10.47

(a)	Includes securities on loan with a value of $646,459 (see Note E).

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2020	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $39,067)	$1,777,202
Affiliated issuers	685,624
Interest (net of foreign taxes withheld of $3,306)	2,020,484
Securities lending income	2,298

4,485,608

EXPENSES
Advisory fee (see Note B)	1,274,223
Distribution fee—Class B	526,074
Transfer agency—Class A	547
Transfer agency—Class B	5,438
Custody and accounting	177,826
Audit and tax	101,259
Administrative	73,979
Printing	67,896
Legal	32,880
Directors’ fees	19,473
Miscellaneous	26,167

Total expenses	2,305,762
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(505,784)

Net expenses	1,799,978

Net investment income	2,685,630

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Affiliated Underlying Portfolios	(242,354)
Investment transactions(a)	5,602,505
Forward currency exchange contracts	(846,012)
Futures	1,261,034
Swaps	(1,329,291)
Swaptions written	70,092
Foreign currency transactions	(1,525,040)
Net realized gain distributions from Affiliated Underlying Portfolios	412,213
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	4,127,222
Investments(b)	8,449,885
Forward currency exchange contracts	157,549
Futures	173,913
Swaps	398,772
Foreign currency denominated assets and liabilities	21,709

Net gain on investment and foreign currency transactions	16,732,197

NET INCREASE IN NET ASSETS FROM OPERATIONS	$19,417,827

(a)	Net of foreign capital gains taxes of $3,327.

(b)	Net of increase in accrued foreign capital gains taxes of $2,061.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$2,685,630	$4,063,721
Net realized gain on investment and foreign currency transactions	2,990,934	8,220,863
Net realized gain distributions from Affiliated Underlying Portfolios	412,213	303,518
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	13,329,050	29,876,573

Net increase in net assets from operations	19,417,827	42,464,675
Distributions to Shareholders
Class A	(1,115,680)	(3,532,547)
Class B	(10,939,126)	(32,838,881)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(19,101,220)	5,082,781

Total increase (decrease)	(11,738,199)	11,176,028
NET ASSETS
Beginning of period	255,417,523	244,241,495

End of period	$243,679,324	$255,417,523

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2020	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$22,711,010		$248,007		$197		$22,959,214
Health Care	11,661,103		224,820		–0	–	11,885,923
Communication Services	10,725,846		121,123		–0	–	10,846,969
Real Estate	6,874,726		3,277,517		–0	–	10,152,243
Consumer Discretionary	9,459,737		437,565		–0	–	9,897,302
Financials	8,610,039		447,703		–0	–	9,057,742
Industrials	7,617,222		512,174		–0	–	8,129,396
Materials	2,310,652		2,114,272		–0	–	4,424,924
Consumer Staples	4,105,896		305,913		–0	–	4,411,809
Energy	1,973,492		2,378,574		–0	–	4,352,066
Utilities	2,070,031		295,342		–0	–	2,365,373
Consumer Services	75,106		–0	–	–0	–	75,106
Transportation	–0	–	73,744		–0	–	73,744
Consumer Durables & Apparel	35,789		35,856		–0	–	71,645
Software & Services	32,774		–0	–	–0	–	32,774
Investment Companies	64,620,975		–0	–	–0	–	64,620,975
Governments—Treasuries	–0	–	29,076,965		–0	–	29,076,965
Corporates—Investment Grade	–0	–	22,792,366		–0	–	22,792,366
Corporates—Non-Investment Grade	–0	–	5,221,377		–0	–	5,221,377
Quasi-Sovereigns	–0	–	4,419,286		–0	–	4,419,286
Collateralized Mortgage Obligations	–0	–	3,785,675		–0	–	3,785,675
Mortgage Pass-Throughs	–0	–	3,765,978		–0	–	3,765,978
Commercial Mortgage-Backed Securities	–0	–	2,093,375		–0	–	2,093,375
Emerging Markets—Corporate Bonds	–0	–	927,177		–0	–	927,177
Collateralized Loan Obligations	–0	–	868,963		–0	–	868,963
Governments—Sovereign Bonds	–0	–	717,277		–0	–	717,277
Emerging Markets—Sovereigns	–0	–	709,046		–0	–	709,046
Covered Bonds	–0	–	546,468		–0	–	546,468
Emerging Markets—Treasuries	–0	–	344,860		–0	–	344,860
Governments—Sovereign Agencies	–0	–	328,163		–0	–	328,163
Asset-Backed Securities	–0	–	101,521		–0	–	101,521
Short-Term Investments:
Governments—Treasuries	–0	–	3,682,768		–0	–	3,682,768
Investment Companies	1,673,235		–0	–	–0	–	1,673,235

Total Investments in Securities	154,557,633		89,853,875		197		244,411,705
Other Financial Instruments(a):
Assets:
Futures	17,979		–0	–	–0	–	17,979	(b)
Forward Currency Exchange Contracts	–0	–	722,602		–0	–	722,602
Centrally Cleared Interest Rate Swaps	–0	–	162,821		–0	–	162,821	(b)
Liabilities:
Futures	(6,420)		–0	–	–0	–	(6,420	)(b)
Forward Currency Exchange Contracts	–0	–	(1,302,619)		–0	–	(1,302,619)
Centrally Cleared Interest Rate Swaps	–0	–	(42,719)		–0	–	(42,719	)(b)

AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Credit Default Swaps	$–0	–	$(205,973)	$–0	–	$(205,973)
Inflation (CPI) Swaps	–0	–	(310,311)	–0	–	(310,311)

Total	$154,569,192		$88,877,676	$197		$243,447,065

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2020, such reimbursements/waivers amounted to $38,509.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2020, the reimbursement for such services amounted to $73,979.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2020, such waiver amounted to $1,471.

In connection with the Portfolio’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Portfolio as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until May 1, 2021. For the year ended December 31, 2020, such waivers and/or reimbursements amounted to $465,768.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2020 is as follows:

									Distributions
Fund	Market Value 12/31/19 (000)	Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/20 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$1,821	$49,763		$49,911		$0	$0	$1,673	$5	$0
AB Discovery Growth Fund, Inc.	3,307	423		1,631		91	883	3,073	11	412
AB Trust—AB Discovery Value Fund	3,319	27		280		(41)	126	3,151	28	0
Bernstein Fund, Inc.:
International Small Cap Portfolio	8,771	97		1,005		(131)	678	8,410	97	0
International Strategic Equities Portfolio	28,723	15,738	†	2,592		(76)	1,124	42,917	363	0
Small Cap Core Portfolio	3,312	17		590		(1)	367	3,105	17	0
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	4,116	75		724		7	491	3,965	75	0
International Portfolio	16,145	90		16,602	†	(91)	458	0	90	0

AB Variable Products Series Fund

							Distributions
Fund	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/20 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio*	$258	$3,486	$3,744	$0	$0	$0	$0	**	$0

Total				$(242)	$4,127	$66,294	$686		$412

†	Includes $15,376,822 of purchases / sales resulting from the merger of the International Portfolio into the International Strategic Equities Portfolio, which took place on December 4, 2020.

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the year ended December 31, 2020 amounted to $22,183, of which $76 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$125,763,001	$149,997,092
U.S. government securities	26,557,041	32,509,745

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$208,114,864

Gross unrealized appreciation	$41,705,219
Gross unrealized depreciation	(5,562,148)

Net unrealized appreciation	$36,143,071

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2020, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2020, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Portfolio’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended December 31, 2020, the Portfolio held written swaptions for hedging and non-hedging purposes.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

AB Variable Products Series Fund

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2020, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended December 31, 2020, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2020, the Portfolio held credit default swaps for hedging and non-hedging purposes.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on futures	$17,979	*	Receivable/Payable for variation margin on futures	$6,420	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	162,819	*	Receivable/Payable for variation margin on centrally cleared swaps	49,316	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	722,602		Unrealized depreciation on forward currency exchange contracts	1,302,619

Interest rate contracts				Unrealized depreciation on inflation swaps	310,311

Credit contracts				Market value on credit default swaps	205,973

Total		$903,400			$1,874,639

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,261,034	$173,913

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(846,012)	157,549

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	70,092	–0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,188,146)	548,337

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(141,145)	$(149,565)

Total		$(844,177)	$730,234

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2020:

Futures:
Average notional amount of buy contracts	$14,330,974
Average notional amount of sale contracts	$7,650,431
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$23,792,772
Average principal amount of sale contracts	$63,768,993
Swaptions Written:
Average notional amount	$2,687,583	(a)
Inflation Swaps:
Average notional amount	$10,000,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$8,793,878
Credit Default Swaps:
Average notional amount of sale contracts	$1,356,769
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,731,510	(b)

(a)	Positions were open for six months during the year.

(b)	Positions were open for less than one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$1,386	$(1,386)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	17,449	–0	–	–0	–	–0	–	17,449
BNP Paribas SA	65,643	(65,643)	–0	–	–0	–	–0	–
Citibank, NA/Citigroup Global Markets, Inc	129,032	(129,032)	–0	–	–0	–	–0	–
Credit Suisse International	26,879	(24,591)	–0	–	–0	–	2,288
Goldman Sachs Bank USA	73,442	(73,442)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	89,789	(89,789)	–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	134,456	(134,456)	–0	–	–0	–	–0	–
Natwest Markets PLC	14,972	(588)	–0	–	–0	–	14,384
Standard Chartered Bank	71,094	(5,987)	–0	–	–0	–	65,107
State Street Bank & Trust Co.	98,460	(98,460)	–0	–	–0	–	–0	–

Total	$722,602	$(623,374)	$–0	–	$–0	–	$99,228	^

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$310,311	$(1,386)	$(308,925)	$–0	–	$–0	–
BNP Paribas SA	87,622	(65,643)	–0	–	–0	–	21,979
Citibank, NA/Citigroup Global Markets, Inc	352,461	(129,032)	–0	–	–0	–	223,429
Credit Suisse International	24,591	(24,591)	–0	–	–0	–	–0	–
Deutsche Bank AG	32,512	–0	–	–0	–	–0	–	32,512
Goldman Sachs Bank USA/Goldman Sachs International	173,763	(73,442)	–0	–	–0	–	100,321
JPMorgan Chase Bank, NA	94,643	(89,789)	–0	–	–0	–	4,854
Morgan Stanley & Co., Inc.	287,078	(134,456)	–0	–	–0	–	152,622
Natwest Markets PLC	588	(588)	–0	–	–0	–	–0	–
Standard Chartered Bank	5,987	(5,987)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	348,283	(98,460)	–0	–	–0	–	249,823
UBS AG	101,064	–0	–	–0	–	–0	–	101,064

Total	$1,818,903	$(623,374)	$(308,925)	$–0	–	$886,604	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2020, the Portfolio earned drop income of $3,298 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities

AB Variable Products Series Fund

issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*		Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
					Income Earned	Advisory Fee Waived
$646,459	$–0	–	$655,064	$2,055	$243	$36

*	As of December 31, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Class A
Shares sold	77,220	78,265	$757,635	$848,106
Shares issued in reinvestment of dividends and distributions	114,782	367,208	1,115,680	3,532,547
Shares redeemed	(567,977)	(441,090)	(5,567,327)	(4,638,019)

Net increase (decrease)	(375,975)	4,383	$(3,694,012)	$(257,366)

Class B
Shares sold	1,282,047	1,141,276	$11,968,828	$12,135,176
Shares issued in reinvestment of dividends	1,140,680	3,456,725	10,939,126	32,838,881
Shares redeemed	(4,048,921)	(3,799,936)	(38,315,162)	(39,633,910)

Net increase (decrease)	(1,626,194)	798,065	$(15,407,208)	$5,340,147

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

At December 31, 2020, certain shareholders of the Portfolio owned 67% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade or dispose of than other types of securities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, Contractholders invested in the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Real Asset Risk—The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in

AB Variable Products Series Fund

inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2020.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,219,650	$5,933,950
Net long-term capital gains	6,835,156	30,437,478

Total taxable distributions paid	$12,054,806	$36,371,428

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,491,465
Undistributed capital gains	3,784,545
Other losses	(40,119	)(a)
Unrealized appreciation/(depreciation)	36,131,875	(b)

Total accumulated earnings/(deficit)	$42,367,766	(c)

(a)	As of December 31, 2020, the cumulative deferred loss on straddles was $40,119

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the amortization on callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.24	$10.10	$11.86	$10.54	$10.99

Income From Investment Operations
Net investment income (a)(b)	.13	.19	.23	.17	.19	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.78	1.58	(.87)	1.48	.34
Contributions from Affiliates	–0	–	–0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.91	1.77	(.64)	1.65	.53

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.29)	(.23)	(.24)	(.24)
Distributions from net realized gain on investment transactions	(.30)	(1.34)	(.89)	(.09)	(.74)

Total dividends and distributions	(.54)	(1.63)	(1.12)	(.33)	(.98)

Net asset value, end of period	$10.61	$10.24	$10.10	$11.86	$10.54

Total Return
Total investment return based on net asset value (d)*	9.41%	18.53%	(6.17)%	15.84%	4.69	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,252	$24,347	$23,967	$29,328	$30,132
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)(f)‡	.55%	.55%	.66%	.73%	.73%
Expenses, before waivers/reimbursements (e)(f)‡	.77%	.75%	.75%	.73%	.73%
Net investment income (b)	1.38%	1.81%	2.05%	1.51%	1.74	%†
Portfolio turnover rate**	66%	63%	150%	108%	106%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.22%	.22%	.11%	.00%	.00%

See footnote summary on page 55.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.10	$9.98	$11.73	$10.42	$10.87

Income From Investment Operations
Net investment income (a)(b)	.11	.16	.20	.14	.16	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.78	1.56	(.86)	1.47	.33
Contributions from Affiliates	–0	–	–0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.89	1.72	(.66)	1.61	.49

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.26)	(.20)	(.21)	(.20)
Distributions from net realized gain on investment transactions	(.30)	(1.34)	(.89)	(.09)	(.74)

Total dividends and distributions	(.52)	(1.60)	(1.09)	(.30)	(.94)

Net asset value, end of period	$10.47	$10.10	$9.98	$11.73	$10.42

Total Return
Total investment return based on net asset value (d)*	9.25%	18.20%	(6.41)%	15.62%	4.44	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$222,427	$231,071	$220,274	$274,070	$272,733
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)(f)‡	.80%	.80%	.91%	.98%	.98%
Expenses, before waivers/reimbursements (e)(f)‡	1.02%	1.00%	1.00%	.98%	.98%
Net investment income (b)	1.14%	1.57%	1.79%	1.26%	1.49	%†
Portfolio turnover rate**	66%	63%	150%	108%	106%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.22%	.22%	.11%	.00%	.00%

See footnote summary on page 55.

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, such waiver amounted to .20%, .20% and .09%, respectively.

(f)	The expense ratios presented below exclude bank overdraft expense:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Class A
Net of waivers/reimbursements	N/A	.54%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	.75%	N/A	N/A	N/A
Class B
Net of waivers/reimbursements	N/A	.79%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	1.00%	N/A	N/A	N/A

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by .02%.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Balanced Wealth Strategy Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Balanced Wealth Strategy Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 12, 2021

2020 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2020. For corporate shareholders, 30.76% of dividends paid qualify for the dividends received deduction. The Portfolio designates $6,835,156 of dividends paid as long-term capital gain dividends.

BALANCED WEALTH STRATEGY

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Daniel J. Loewy(2), Vice President Jess Gaspar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)

The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy and Gaspar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021.

BALANCED WEALTH STRATEGY PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	74	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C . McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S .. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Company’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. He is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Jess Gaspar 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since December 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

BALANCED WEALTH STRATEGY PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Balanced Wealth Strategy Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the

AB Variable Products Series Fund

Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2019. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2018 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the expense universe median. After reviewing and discussing the Adviser’s explanation for this, the directors concluded that the Fund’s expense ratio was acceptable.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

VPS-BW-0151-1220

DEC    12.31.20

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2021

The following is an update of AB Variable Products Series Fund—Dynamic Asset Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2020.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”) and other financial instruments, and expects to enter into derivatives transactions, such as options, futures contracts, forwards and swaps to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities, and inflation-indexed securities. The Portfolio may invest in US, non-US and emerging-market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation (“DAA”) techniques, the Adviser adjusts the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange-rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-US dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset-allocation decision-making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, the Bloomberg Barclays US Treasury Index and its blended benchmark, a 60%/40% blend of the MSCI World Index and the Bloomberg Barclays US Treasury Index, respectively, for the one- and five-year periods ended December 31, 2020, and since the Portfolio’s inception on April 1, 2011.

All share classes of the Portfolio underperformed the primary benchmark as well as the blended benchmark and the Bloomberg Barclays US Treasury Index for the annual period. Throughout most of 2020, the Portfolio maintained a significant underweight to risk assets. The Portfolio

1

AB Variable Products Series Fund

started the year with a modest overweight to equities, which was reduced in January, influenced by the sudden surge in COVID-19 cases outside China. The Portfolio further de-risked to a significant equity underweight as economic closures and quarantines became more extreme. It was the largest underweight and the fastest five-day reduction since inception. Due to heightened market volatility and ongoing concerns around the COVID-19 pandemic, the Portfolio maintained a defensive posture through the second and third quarters of 2020.

After establishing an equity overweight in November, the Portfolio modestly added to the equity overweight in December due to an improved risk outlook supported by growth and momentum indicators, as well as an elevated return outlook from improving corporate quality indicators and ongoing stimulus support. In a robust year for equity returns following the rapid recovery off March lows, the underweight equity positioning detracted from performance, relative to the primary benchmark, specifically in the month of April, as equity markets strongly advanced following a meaningful sell-off in February and March.

In fixed income, the Portfolio held an overweight to the US, which detracted from performance. The Portfolio ended the period with an overweight to duration. In currency management, the Portfolio held an overweight to the US dollar, relative to the Portfolio’s strategic allocation for most of the year, but moved to an underweight in the fourth quarter.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes in the form of futures and currency forwards, which detracted from absolute returns, while credit default swaps and written options added.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities recorded positive returns for the annual period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the annual period, large-cap stocks, led by US technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

Global fixed-income market returns were positive yet volatile over the annual period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, setting the stage for a rebound in risk assets following the initial sell-off in March. Government bonds rallied as interest rates were slashed. Risk assets began to rally significantly in November when positive vaccine news extended the credit rally. Developed-market and emerging-market investment-grade corporate bonds and commercial mortgage-backed securities led gains as investors searched for higher yields in a period of falling interest rates. Global developed-market high-yield corporate bonds also had strong returns, particularly in the US. Agency mortgage-backed securities, along with emerging-market local-currency debt and high-yield hard-currency sovereign bonds, had positive returns but trailed global treasuries. The US dollar declined against all major developed-market currencies and was mixed against emerging-market currencies. Brent crude oil prices were volatile and fell about 21% due to an uncertain oil industry outlook. Copper prices advanced more than 25%, and gold rose 24% as a perceived inflation hedge.

2

DYNAMIC ASSET ALLOCATION PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and the Bloomberg Barclays US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays US Treasury Index represents the performance of US Treasuries within the US government fixed-income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-US) Risk: The Portfolio’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

DYNAMIC ASSET ALLOCATION PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2020 (unaudited)	1 Year	5 Years	Since Inception[1]

Dynamic Asset Allocation Portfolio Class A	5.02%	6.02%	5.20%

Dynamic Asset Allocation Portfolio Class B	4.86%	5.76%	4.95%

Primary Benchmark: MSCI World Index	15.90%	12.19%	9.54%

Bloomberg Barclays US Treasury Index	8.00%	3.77%	3.44%

Blended Benchmark: 60% MSCI World Index/ 40% Bloomberg Barclays US Treasury Index	13.76%	9.13%	7.39%
1 Inception date: 4/1/2011.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.82% and 1.07% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

4/1/20111 TO 12/31/2020 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Dynamic Asset Allocation Portfolio Class A shares (from 4/1/20111 to 12/31/2020) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/1/2011.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

DYNAMIC ASSET ALLOCATION PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,121.90	$4.27	0.80%	$4.32	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.11	$4.06	0.80%	$4.12	0.81%

Class B
Actual	$1,000	$1,121.70	$5.60	1.05%	$5.65	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.86	$5.33	1.05%	$5.38	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$201,593,715	36.7%
Vanguard Global ex-U.S. Real Estate ETF	13,759,058	2.5
Vanguard Real Estate ETF	13,477,032	2.5
Apple, Inc.	9,442,088	1.7
Microsoft Corp.	7,489,549	1.4
Amazon.com, Inc.	6,263,076	1.1
Alphabet, Inc.—Class A & Class C	4,648,771	0.8
Nestle SA	3,659,230	0.7
Facebook, Inc.—Class A	2,927,456	0.5
Roche Holding AG	2,545,365	0.5

	$265,805,340	48.4%

PORTFOLIO BREAKDOWN2

December 31, 2020 (unaudited)

ASSET CLASSES	ALLOCATION
Equities
US Large-Cap	24.9%
International Large-Cap	24.2
Emerging Market Equities	5.2
Real Equities	5.0
US Small-Cap	2.8
US Mid-Cap	2.7

Subtotal	64.8

Fixed Income
U.S. Bonds	32.3
International Bonds	2.9

Subtotal	35.2

Total	100.0%

SECURITY TYPE BREAKDOWN3

December 31, 2020 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$307,056,802	56.9%
Governments—Treasuries	201,593,715	37.3
Investment Companies	27,236,090	5.0
Rights	5,200	0.0
Short-Term Investments	4,201,162	0.8

Total Investments	$540,092,969	100.0%

1	Long-term investments.

2	All data are as of December 31, 2020. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

3	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2020	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–55.9%

INFORMATION TECHNOLOGY–9.8%
COMMUNICATIONS EQUIPMENT–0.3%
Arista Networks, Inc.(a)	235	$68,284
Cisco Systems, Inc.	18,790	840,852
F5 Networks, Inc.(a)	280	49,263
Juniper Networks, Inc.	1,460	32,865
Motorola Solutions, Inc.	725	123,294
Nokia Oyj(a)	65,083	251,372
Telefonaktiebolaget LM Ericsson–Class B	24,588	292,485

		1,658,415

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.8%
Amphenol Corp.–Class A	1,310	171,309
CDW Corp./DE	632	83,291
Corning, Inc.	3,365	121,140
FLIR Systems, Inc.	560	24,545
Halma PLC	3,559	119,192
Hamamatsu Photonics KK	1,600	91,542
Hexagon AB–Class B	3,240	297,050
Hitachi Ltd.	11,135	439,491
IPG Photonics Corp.(a)	173	38,716
Keyence Corp.	1,897	1,067,094
Keysight Technologies, Inc.(a)	828	109,370
Kyocera Corp.	3,732	229,064
Murata Manufacturing Co., Ltd.	6,673	604,103
Omron Corp.	2,137	190,773
Shimadzu Corp.	2,556	99,352
TDK Corp.	1,492	225,118
TE Connectivity Ltd.	1,460	176,762
Venture Corp., Ltd.	3,169	46,596
Vontier Corp.(a)	578	19,305
Yaskawa Electric Corp.	2,723	135,756
Yokogawa Electric Corp.	2,628	52,416
Zebra Technologies Corp.–Class A(a)	262	100,694

		4,442,679

IT SERVICES–2.0%
Accenture PLC–Class A	2,825	737,918
Adyen NV(a)(b)	87	202,148
Afterpay Ltd.(a)	2,459	223,537
Akamai Technologies, Inc.(a)	705	74,018
Amadeus IT Group SA–Class A	4,486	331,144
Atos SE(a)	1,132	103,369
Automatic Data Processing, Inc.	1,880	331,256
Bechtle AG	272	59,280
Broadridge Financial Solutions, Inc.	519	79,511
Capgemini SE	1,852	288,083

Cognizant Technology Solutions Corp.–Class A	2,340	191,763
Computershare Ltd.	5,603	63,051
DXC Technology Co.	1,118	28,789
Edenred	2,787	158,277
Fidelity National Information Services, Inc.	2,749	388,874
Fiserv, Inc.(a)	2,438	277,591
FleetCor Technologies, Inc.(a)	361	98,492
Fujitsu Ltd.	2,278	329,252
Gartner, Inc.(a)	390	62,474
Global Payments, Inc.	1,327	285,862
International Business Machines Corp.	3,938	495,715
Itochu Techno-Solutions Corp.	1,105	39,457
Jack Henry & Associates, Inc.	347	56,211
Leidos Holdings, Inc.	595	62,546
Mastercard, Inc.–Class A	3,910	1,395,635
NEC Corp.	2,849	153,019
Nexi SpA(a)(b)	4,335	86,263
Nomura Research Institute Ltd.	3,684	131,790
NTT Data Corp.	7,265	99,446
Obic Co., Ltd.	803	161,385
Otsuka Corp.	1,200	63,296
Paychex, Inc.	1,395	129,986
PayPal Holdings, Inc.(a)	5,235	1,226,037
SCSK Corp.	600	34,311
VeriSign, Inc.(a)	425	91,970
Visa, Inc.–Class A	7,550	1,651,411
Western Union Co. (The)–Class W	1,790	39,273
Wix.com Ltd.(a)	579	144,727
Worldline SA/France(a)(b)	2,512	244,036

		10,621,203

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.1%
Advanced Micro Devices, Inc.(a)	5,353	490,924
Advantest Corp.	2,363	176,993
Analog Devices, Inc.	1,610	237,845
Applied Materials, Inc.	4,025	347,357
ASM Pacific Technology Ltd.	3,530	46,620
ASML Holding NV	4,900	2,372,467
Broadcom, Inc.	1,809	792,071
Disco Corp.	332	111,895
Infineon Technologies AG	14,329	547,205
Intel Corp.	18,210	907,222
KLA Corp.	710	183,826
Lam Research Corp.	679	320,671
Lasertec Corp.	869	101,997
Maxim Integrated Products, Inc.	1,175	104,164

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Microchip Technology, Inc.	1,145	$158,136
Micron Technology, Inc.(a)	4,930	370,637
NVIDIA Corp.	2,765	1,443,883
Qorvo, Inc.(a)	518	86,128
QUALCOMM, Inc.	5,014	763,833
Renesas Electronics Corp.(a)	8,127	85,065
Rohm Co., Ltd.	1,013	98,201
Skyworks Solutions, Inc.	724	110,685
STMicroelectronics NV	7,342	271,623
Teradyne, Inc.	700	83,923
Texas Instruments, Inc.	4,095	672,112
Tokyo Electron Ltd.	1,720	642,528
Xilinx, Inc.	1,085	153,820

		11,681,831

SOFTWARE–2.7%
Adobe, Inc.(a)	2,130	1,065,256
ANSYS, Inc.(a)	412	149,886
Autodesk, Inc.(a)	985	300,760
AVEVA Group PLC	1,315	57,411
Cadence Design Systems, Inc.(a)	1,214	165,626
Check Point Software Technologies Ltd.(a)(c)	1,177	156,435
Citrix Systems, Inc.	530	68,953
CyberArk Software Ltd.(a)	412	66,575
Dassault Systemes SE	1,514	307,069
Fortinet, Inc.(a)	569	84,514
Intuit, Inc.	1,180	448,223
Microsoft Corp.	33,673	7,489,549
Nice Ltd.(a)	604	170,882
NortonLifeLock, Inc.	2,625	54,547
Oracle Corp.	8,432	545,466
Oracle Corp./Japan	530	69,088
Paycom Software, Inc.(a)	234	105,826
Sage Group PLC (The)	12,240	97,188
salesforce.com, Inc.(a)	4,053	901,914
SAP SE	10,861	1,406,702
ServiceNow, Inc.(a)	879	483,828
Synopsys, Inc.(a)	672	174,209
TeamViewer AG(a)(b)	1,497	80,415
Temenos AG	397	55,314
Trend Micro, Inc./Japan	1,600	92,117
Tyler Technologies, Inc.(a)	179	78,137
WiseTech Global Ltd.	1,649	39,189
Xero Ltd.(a)	1,274	144,598

		14,859,677

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.9%
Apple, Inc.	71,159	9,442,088
Canon, Inc.	11,400	220,847
FUJIFILM Holdings Corp.	4,200	221,558
Hewlett Packard Enterprise Co.	5,730	67,900
HP, Inc.	6,070	149,261
Logitech International SA	1,893	183,801

NetApp, Inc.	990	65,578
Ricoh Co., Ltd.	7,717	50,746
Seagate Technology PLC	950	59,052
Western Digital Corp.	1,313	72,727
Xerox Holdings Corp.	716	16,604

		10,550,162

		53,813,967

FINANCIALS–7.6%
BANKS–3.3%
Australia & New Zealand Banking Group Ltd.	32,648	572,911
Banco Bilbao Vizcaya Argentaria SA	71,998	356,865
Banco Santander SA(a)	180,367	562,445
Bank Hapoalim BM(a)	13,064	89,727
Bank Leumi Le-Israel BM	16,778	99,036
Bank of America Corp.	33,856	1,026,175
Bank of Kyoto Ltd. (The)	655	34,151
Barclays PLC(a)	179,647	360,389
BNP Paribas SA(a)	12,948	683,553
CaixaBank SA	39,919	102,603
Citigroup, Inc.	9,249	570,293
Citizens Financial Group, Inc.	1,879	67,193
Comerica, Inc.	600	33,516
Commonwealth Bank of Australia	18,413	1,170,367
Credit Agricole SA(a)	13,282	167,910
Danske Bank A/S(a)	7,538	124,584
DBS Group Holdings Ltd.	17,778	336,906
DNB ASA(a)	10,914	213,867
Erste Group Bank AG(a)	2,832	86,270
Fifth Third Bancorp	3,140	86,570
First Republic Bank/CA	773	113,577
Hang Seng Bank Ltd.	8,803	151,923
HSBC Holdings PLC(a)	211,291	1,091,369
Huntington Bancshares, Inc./OH	4,495	56,772
ING Groep NV(a)	44,857	417,073
Intesa Sanpaolo SpA(a)	171,325	404,964
Israel Discount Bank Ltd.–Class A	13,191	50,931
JPMorgan Chase & Co.	13,555	1,722,434
KBC Group NV(a)	2,475	173,203
KeyCorp	4,315	70,809
Lloyds Banking Group PLC(a)	731,066	364,479
M&T Bank Corp.	565	71,925
Mediobanca Banca di Credito Finanziario SpA	7,149	66,177
Mitsubishi UFJ Financial Group, Inc.	127,145	562,949
Mizrahi Tefahot Bank Ltd.	529	12,272
Mizuho Financial Group, Inc.	27,768	352,436
National Australia Bank Ltd.	36,792	641,426
Natwest Group PLC(a)	53,666	122,680
Nordea Bank Abp(a)	37,296	305,655

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Oversea-Chinese Banking Corp., Ltd.	38,061	$290,043
People’s United Financial, Inc.	1,875	24,244
PNC Financial Services Group, Inc. (The)	1,880	280,120
Raiffeisen Bank International AG(a)	1,704	34,628
Regions Financial Corp.	4,265	68,752
Resona Holdings, Inc.	24,078	84,292
Shinsei Bank Ltd.	1,789	22,101
Shizuoka Bank Ltd. (The)	904	6,636
Skandinaviska Enskilda Banken AB–Class A(a)	18,734	192,913
Societe Generale SA(a)	9,127	189,738
Standard Chartered PLC(a)	25,714	163,282
Sumitomo Mitsui Financial Group, Inc.	15,017	465,499
Sumitomo Mitsui Trust Holdings, Inc.	3,888	119,963
SVB Financial Group(a)	236	91,528
Svenska Handelsbanken AB–Class A SHS(a)	17,909	180,523
Swedbank AB–Class A(a)	1,293	22,680
Truist Financial Corp.	5,998	287,484
UniCredit SpA(a)	24,423	228,829
United Overseas Bank Ltd.	13,541	230,798
US Bancorp	6,105	284,432
Wells Fargo & Co.	18,408	555,553
Westpac Banking Corp.	37,065	551,576
Zions Bancorp NA	730	31,711

		17,905,710

CAPITAL MARKETS–1.6%
3i Group PLC	10,554	166,932
Ameriprise Financial, Inc.	545	105,910
Amundi SA(a)(b)	698	56,888
ASX Ltd.	2,229	123,703
Bank of New York Mellon Corp. (The)	3,615	153,421
BlackRock, Inc.–Class A	633	456,735
Cboe Global Markets, Inc.	446	41,531
Charles Schwab Corp. (The)	6,642	352,292
CME Group, Inc.–Class A	1,600	291,280
Credit Suisse Group AG	27,544	355,617
Daiwa Securities Group, Inc.	16,000	72,877
Deutsche Bank AG(a)	22,601	248,588
Deutsche Boerse AG	2,188	372,556
EQT AB	7,706	195,606
Franklin Resources, Inc.	1,190	29,738
Goldman Sachs Group, Inc. (The)	1,538	405,586
Hargreaves Lansdown PLC	3,794	78,999
Hong Kong Exchanges & Clearing Ltd.	13,792	756,514
Intercontinental Exchange, Inc.	2,500	288,225
Invesco Ltd.	1,630	28,411
Japan Exchange Group, Inc.	5,865	149,861

Julius Baer Group Ltd.	2,348	135,272
London Stock Exchange Group PLC	3,274	404,131
Macquarie Group Ltd.	3,876	413,722
Magellan Financial Group Ltd.	946	39,182
MarketAxess Holdings, Inc.	160	91,290
Moody’s Corp.	745	216,229
Morgan Stanley	6,321	433,178
MSCI, Inc.–Class A	357	159,411
Nasdaq, Inc.	510	67,697
Natixis SA(a)	10,888	37,308
Nomura Holdings, Inc.	36,193	191,355
Northern Trust Corp.	910	84,757
Partners Group Holding AG	216	253,809
Raymond James Financial, Inc.	509	48,696
S&P Global, Inc.	1,100	361,603
SBI Holdings, Inc./Japan	2,482	59,045
Schroders PLC	1,431	65,248
St. James’s Place PLC	6,158	95,289
Standard Life Aberdeen PLC	26,804	102,740
State Street Corp.	1,565	113,901
T. Rowe Price Group, Inc.	975	147,605
UBS Group AG	41,887	589,762

		8,842,500

CONSUMER FINANCE–0.2%
Acom Co., Ltd.	4,593	19,611
American Express Co.	2,900	350,639
Capital One Financial Corp.	2,003	197,996
Discover Financial Services	1,360	123,121
Isracard Ltd.	0	1
Synchrony Financial	2,378	82,540

		773,908

DIVERSIFIED FINANCIAL SERVICES–0.6%
Berkshire Hathaway, Inc.–Class B(a)	8,684	2,013,559
EXOR NV	1,249	101,453
Groupe Bruxelles Lambert SA	1,185	119,441
IHS Markit Ltd.	1,611	144,716
Industrivarden AB–Class C(a)	1,826	59,020
Investor AB–Class B	5,243	381,603
Kinnevik AB–Class B(a)	2,785	139,909
L E Lundbergforetagen AB–Class B(a)	875	46,943
M&G PLC	27,397	73,949
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,640	22,281
ORIX Corp.	15,248	234,577
Sofina SA	178	60,213
Tokyo Century Corp.	496	39,362
Wendel SE	309	36,876

		3,473,902

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INSURANCE–1.9%
Admiral Group PLC	2,197	$86,873
Aegon NV	20,597	82,159
Aflac, Inc.	2,890	128,518
Ageas SA/NV	2,085	110,728
AIA Group Ltd.	132,118	1,610,006
Allianz SE	4,336	1,065,237
Allstate Corp. (The)	1,350	148,406
American International Group, Inc.	3,833	145,117
Aon PLC	1,025	216,552
Arthur J Gallagher & Co.	852	105,401
Assicurazioni Generali SpA	12,649	221,464
Assurant, Inc.	260	35,417
Aviva PLC	41,214	183,321
Chubb Ltd.	2,012	309,687
Cincinnati Financial Corp.	660	57,664
CNP Assurances(a)	1,975	32,088
Dai-ichi Life Holdings, Inc.	12,416	187,052
Direct Line Insurance Group PLC	15,828	69,227
Everest Re Group Ltd.	194	45,413
Gjensidige Forsikring ASA	358	7,990
Globe Life, Inc.	402	38,174
Hannover Rueck SE	695	110,753
Hartford Financial Services Group, Inc. (The)	1,565	76,654
Insurance Australia Group Ltd.	26,603	96,544
Japan Post Holdings Co., Ltd.	18,130	141,217
Legal & General Group PLC	58,066	211,617
Lincoln National Corp.	790	39,745
Loews Corp.	1,040	46,821
Marsh & McLennan Cos., Inc.	2,220	259,740
MetLife, Inc.	3,390	159,160
MS&AD Insurance Group Holdings, Inc.	5,122	155,837
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,425	423,405
NN Group NV	3,362	145,340
Phoenix Group Holdings PLC	5,766	55,256
Poste Italiane SpA(b)	6,014	61,516
Principal Financial Group, Inc.	1,090	54,075
Progressive Corp. (The)	2,565	253,627
Prudential Financial, Inc.	1,755	137,013
Prudential PLC	27,057	497,523
QBE Insurance Group Ltd.	16,701	108,864
RSA Insurance Group PLC	11,875	110,068
Sampo Oyj–Class A	5,422	231,810
SCOR SE(a)	1,825	59,197
Sompo Holdings, Inc.	3,853	156,211
Suncorp Group Ltd.	14,515	109,232
Swiss Life Holding AG	368	171,661
Swiss Re AG	3,392	319,571

T&D Holdings, Inc.	5,646	66,786
Tokio Marine Holdings, Inc.	7,416	382,084
Travelers Cos., Inc. (The)	1,090	153,003
Tryg A/S	1,391	43,749
Unum Group	890	20,417
Willis Towers Watson PLC	587	123,669
WR Berkley Corp.	584	38,789
Zurich Insurance Group AG	1,555	655,309

		10,562,757

		41,558,777

HEALTH CARE–7.4%
BIOTECHNOLOGY–0.8%
AbbVie, Inc.	7,816	837,484
Alexion Pharmaceuticals, Inc.(a)	980	153,115
Amgen, Inc.	2,578	592,734
Argenx SE(a)	467	138,064
Biogen, Inc.(a)	665	162,832
CSL Ltd.	4,721	1,031,503
Genmab A/S(a)	763	309,392
Gilead Sciences, Inc.	5,575	324,799
Grifols SA	2,899	84,641
Incyte Corp.(a)	790	68,714
Regeneron Pharmaceuticals, Inc.(a)	502	242,521
Vertex Pharmaceuticals, Inc.(a)	1,167	275,809

		4,221,608

HEALTH CARE EQUIPMENT & SUPPLIES–1.7%
Abbott Laboratories	7,876	862,343
ABIOMED, Inc.(a)	208	67,434
Alcon, Inc.(a)	5,660	375,802
Align Technology, Inc.(a)	340	181,689
Asahi Intecc Co., Ltd.	2,248	82,109
Baxter International, Inc.	2,240	179,738
Becton Dickinson and Co.	1,288	322,283
BioMerieux	477	67,135
Boston Scientific Corp.(a)	6,360	228,642
Cochlear Ltd.	738	107,685
Coloplast A/S–Class B	1,368	209,207
Cooper Cos., Inc. (The)	211	76,661
Danaher Corp.	2,840	630,878
Demant A/S(a)	1,271	50,237
DENTSPLY SIRONA, Inc.	946	49,533
DexCom, Inc.(a)	459	169,701
DiaSorin SpA	290	60,549
Edwards Lifesciences Corp.(a)	2,770	252,707
Fisher & Paykel Healthcare Corp., Ltd.	6,614	157,074
GN Store Nord A/S	1,474	117,499
Hologic, Inc.(a)	1,120	81,570
Hoya Corp.	4,090	566,444
IDEXX Laboratories, Inc.(a)	383	191,450
Intuitive Surgical, Inc.(a)	555	454,045

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Koninklijke Philips NV(a)	10,532	$567,333
Medtronic PLC	5,979	700,380
Olympus Corp.	13,355	292,393
ResMed, Inc.	666	141,565
Sartorius AG (Preference Shares)	410	172,684
Siemens Healthineers AG(b)	2,811	144,658
Smith & Nephew PLC	8,855	183,940
Sonova Holding AG(a)	635	165,159
STERIS PLC	391	74,110
Straumann Holding AG	108	126,513
Stryker Corp.	1,465	358,984
Sysmex Corp.	1,927	231,869
Teleflex, Inc.	211	86,841
Terumo Corp.	7,432	311,001
Varian Medical Systems, Inc.(a)	395	69,129
West Pharmaceutical Services, Inc.	331	93,776
Zimmer Biomet Holdings, Inc.	925	142,533

		9,405,283

HEALTH CARE PROVIDERS & SERVICES–0.8%
AmerisourceBergen Corp.–Class A	635	62,078
Anthem, Inc.	1,110	356,410
Cardinal Health, Inc.	1,265	67,753
Centene Corp.(a)	2,536	152,236
Cigna Corp.	1,611	335,378
CVS Health Corp.	5,789	395,389
DaVita, Inc.(a)	300	35,220
Fresenius Medical Care AG & Co. KGaA	2,453	204,549
Fresenius SE & Co. KGaA	4,812	222,516
HCA Healthcare, Inc.	1,170	192,418
Henry Schein, Inc.(a)	590	39,447
Humana, Inc.	585	240,008
Laboratory Corp. of America Holdings(a)	425	86,509
McKesson Corp.	715	124,353
NMC Health PLC(a)(d)(e)	1,143	–0	–
Orpea SA(a)	595	78,024
Quest Diagnostics, Inc.	600	71,502
Ramsay Health Care Ltd.	2,058	98,888
Ryman Healthcare Ltd.	936	10,269
Sonic Healthcare Ltd.	5,188	128,542
UnitedHealth Group, Inc.	4,255	1,492,143
Universal Health Services, Inc.–Class B	350	48,125

		4,441,757

HEALTH CARE TECHNOLOGY–0.1%
Cerner Corp.	1,330	104,379
M3, Inc.	5,078	479,705

		584,084

LIFE SCIENCES TOOLS & SERVICES–0.5%
Agilent Technologies, Inc.	1,345	159,369
Bio-Rad Laboratories, Inc.–Class A(a)	96	55,962
Eurofins Scientific SE(a)	1,520	127,440
Illumina, Inc.(a)	681	251,970
IQVIA Holdings, Inc.(a)	846	151,578
Lonza Group AG	858	552,695
Mettler-Toledo International, Inc.(a)	120	136,762
PerkinElmer, Inc.	505	72,467
QIAGEN NV(a)	2,703	140,175
Sartorius Stedim Biotech	319	113,482
Thermo Fisher Scientific, Inc.	1,785	831,417
Waters Corp.(a)	295	72,989

		2,666,306

PHARMACEUTICALS–3.5%
Astellas Pharma, Inc.	21,431	331,832
AstraZeneca PLC	13,871	1,383,123
Bayer AG	10,648	627,286
Bristol-Myers Squibb Co.	10,015	621,230
Catalent, Inc.(a)	691	71,912
Chugai Pharmaceutical Co., Ltd.	7,731	412,489
Daiichi Sankyo Co., Ltd.	17,685	606,068
Eisai Co., Ltd.	2,933	209,748
Eli Lilly & Co.	3,523	594,823
GlaxoSmithKline PLC	52,178	954,751
H Lundbeck A/S	802	27,456
Hikma Pharmaceuticals PLC	1,674	57,536
Johnson & Johnson	11,695	1,840,559
Kyowa Kirin Co., Ltd.	3,108	84,873
Merck & Co., Inc.	11,235	919,023
Merck KGaA	1,488	255,213
Novartis AG	23,227	2,187,005
Novo Nordisk A/S–Class B	18,405	1,283,917
Ono Pharmaceutical Co., Ltd.	4,257	128,284
Orion Oyj–Class B	1,211	55,627
Otsuka Holdings Co., Ltd.	4,495	192,595
Perrigo Co. PLC	572	25,580
Pfizer, Inc.	24,754	911,195
Recordati Industria Chimica e Farmaceutica SpA	1,204	66,953
Roche Holding AG	7,308	2,545,365
Sanofi	11,738	1,137,682
Santen Pharmaceutical Co., Ltd.	4,106	66,687
Shionogi & Co., Ltd.	3,100	169,482
Takeda Pharmaceutical Co., Ltd.	16,396	593,361
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	11,367	109,692
UCB SA	1,307	135,010
Viatris, Inc.(a)	5,326	99,809
Zoetis, Inc.	2,126	351,853

		19,058,019

		40,377,057

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–7.1%
AUTO COMPONENTS–0.3%
Aisin Seiki Co., Ltd.	1,800	$53,981
Aptiv PLC	1,191	155,175
BorgWarner, Inc.	1,070	41,345
Bridgestone Corp.	6,162	202,088
Cie Generale des Etablissements Michelin SCA–Class B	1,954	251,591
Continental AG	1,267	188,574
Denso Corp.	4,989	296,949
Faurecia SE(a)	874	44,781
Koito Manufacturing Co., Ltd.	1,097	74,657
NGK Spark Plug Co., Ltd.	1,803	30,790
Stanley Electric Co., Ltd.	1,395	45,002
Sumitomo Electric Industries Ltd.	8,682	115,043
Toyoda Gosei Co., Ltd.	748	21,703
Toyota Industries Corp.	1,698	134,908
Valeo SA	2,636	103,975

		1,760,562

AUTOMOBILES–1.4%
Bayerische Motoren Werke AG	3,812	336,434
Daimler AG	9,852	698,303
Ferrari NV	1,451	336,547
Fiat Chrysler Automobiles NV(a)	12,630	228,174
Ford Motor Co.	17,370	152,682
General Motors Co.	5,586	232,601
Honda Motor Co., Ltd.	18,767	529,535
Isuzu Motors Ltd.	6,348	60,431
Nissan Motor Co., Ltd.(a)	26,300	142,557
Peugeot SA(a)	6,171	168,997
Renault SA(a)	2,213	96,867
Subaru Corp.	7,083	141,723
Suzuki Motor Corp.	4,318	200,163
Tesla, Inc.(a)	3,400	2,399,278
Toyota Motor Corp.	22,061	1,702,449
Volkswagen AG	374	77,980
Volkswagen AG (Preference Shares)	2,137	399,371

		7,904,092

DISTRIBUTORS–0.0%
Genuine Parts Co.	610	61,262
LKQ Corp.(a)	1,214	42,781
Pool Corp.	181	67,423

		171,466

HOTELS, RESTAURANTS & LEISURE–0.9%
Accor SA(a)	2,181	79,128
Aristocrat Leisure Ltd.	6,615	158,833
Carnival Corp.	3,305	71,586
Chipotle Mexican Grill, Inc.–Class A(a)	154	213,553

Compass Group PLC	18,425	343,651
Crown Resorts Ltd.	4,287	31,906
Darden Restaurants, Inc.	570	67,898
Domino’s Pizza, Inc.	173	66,339
Entain PLC(a)	6,708	104,047
Evolution Gaming Group AB(b)	1,464	147,183
Flutter Entertainment PLC(a)	1,614	328,183
Galaxy Entertainment Group Ltd.	24,949	194,216
Genting Singapore Ltd.	69,609	44,831
Hilton Worldwide Holdings, Inc.	1,216	135,292
InterContinental Hotels Group PLC(a)	1,821	118,028
La Francaise des Jeux SAEM(b)	989	45,332
Las Vegas Sands Corp.	1,447	86,241
Marriott International, Inc./MD–Class A	1,171	154,478
McDonald’s Corp.	3,300	708,114
Melco Resorts & Entertainment Ltd. (ADR)	2,272	42,146
MGM Resorts International	1,790	56,403
Norwegian Cruise Line Holdings Ltd.(a)	1,381	35,119
Oriental Land Co., Ltd./Japan	2,303	380,528
Royal Caribbean Cruises Ltd.	827	61,769
Sands China Ltd.	27,932	121,990
SJM Holdings Ltd.	22,833	25,600
Sodexo SA	221	18,691
Starbucks Corp.	5,191	555,333
Whitbread PLC(a)	2,096	88,780
Wynn Resorts Ltd.	410	46,260
Yum! Brands, Inc.	1,315	142,756

		4,674,214

HOUSEHOLD DURABLES–0.6%
Barratt Developments PLC(a)	11,070	101,203
Berkeley Group Holdings PLC	1,449	93,732
DR Horton, Inc.	1,435	98,900
Electrolux AB–Class B	2,430	56,539
Garmin Ltd.	620	74,189
Iida Group Holdings Co., Ltd.	1,694	34,250
Leggett & Platt, Inc.	575	25,473
Lennar Corp.–Class A	1,200	91,476
Mohawk Industries, Inc.(a)	250	35,237
Newell Brands, Inc.	1,675	35,560
NVR, Inc.(a)	20	81,597
Panasonic Corp.	25,416	296,280
Persimmon PLC	3,347	126,325
PulteGroup, Inc.	1,165	50,235
Rinnai Corp.	416	48,357
SEB SA	261	47,459
Sekisui Chemical Co., Ltd.	4,000	75,845

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Sekisui House Ltd.	7,155	$145,760
Sharp Corp./Japan	2,451	37,242
Sony Corp.	13,242	1,334,370
Taylor Wimpey PLC(a)	37,797	85,495
Whirlpool Corp.	300	54,147

		3,029,671

INTERNET & DIRECT MARKETING RETAIL–1.6%
Amazon.com, Inc.(a)	1,923	6,263,076
Booking Holdings, Inc.(a)	207	461,045
Delivery Hero SE(a)(b)	1,474	230,517
eBay, Inc.	2,915	146,479
Etsy, Inc.(a)	539	95,893
Expedia Group, Inc.	582	77,057
Just Eat Takeaway.com NV(a)(b)	1,397	157,516
Mercari, Inc.(a)	976	43,265
Ocado Group PLC(a)	5,101	159,509
Prosus NV(a)	5,634	608,352
Rakuten, Inc.	9,908	95,343
Zalando SE(a)(b)	1,747	194,321
ZOZO, Inc.	1,255	30,916

		8,563,289

LEISURE PRODUCTS–0.1%
Bandai Namco Holdings, Inc.	2,300	199,182
Hasbro, Inc.	550	51,447
Sega Sammy Holdings, Inc.	1,992	31,445
Shimano, Inc.	854	199,903
Yamaha Corp.	1,600	94,279

		576,256

MULTILINE RETAIL–0.3%
Dollar General Corp.	1,110	233,433
Dollar Tree, Inc.(a)	1,038	112,146
Next PLC(a)	1,531	147,628
Pan Pacific International Holdings Corp.	4,742	109,558
Ryohin Keikaku Co., Ltd.	2,570	52,594
Target Corp.	2,215	391,014
Wesfarmers Ltd.	13,052	507,293

		1,553,666

SPECIALTY RETAIL–0.8%
ABC-Mart, Inc.	380	21,129
Advance Auto Parts, Inc.	281	44,260
AutoZone, Inc.(a)	105	124,471
Best Buy Co., Inc.	1,000	99,790
CarMax, Inc.(a)	720	68,011
Fast Retailing Co., Ltd.	672	602,568
Gap, Inc. (The)	905	18,272
Hennes & Mauritz AB–Class B(a)	9,038	189,726
Home Depot, Inc. (The)	4,820	1,280,288
Industria de Diseno Textil SA	11,346	360,120
JD Sports Fashion PLC(a)	5,019	58,964
Kingfisher PLC(a)	24,290	89,755

L Brands, Inc.	1,025	38,120
Lowe’s Cos., Inc.	3,260	523,263
Nitori Holdings Co., Ltd.	923	193,001
O’Reilly Automotive, Inc.(a)	340	153,874
Ross Stores, Inc.	1,550	190,356
Shimamura Co., Ltd.	273	28,685
Tiffany & Co.	455	59,810
TJX Cos., Inc. (The)	5,340	364,669
Tractor Supply Co.	515	72,399
Ulta Beauty, Inc.(a)	252	72,364

		4,653,895

TEXTILES, APPAREL & LUXURY GOODS–1.1%
adidas AG(a)	2,192	797,460
Burberry Group PLC(a)	4,658	113,749
Cie Financiere Richemont SA	6,009	542,865
EssilorLuxottica SA	3,274	510,202
Hanesbrands, Inc.	1,547	22,555
Hermes International	365	392,476
Kering SA	873	633,565
LVMH Moet Hennessy Louis Vuitton SE	2,889	1,808,517
Moncler SpA(a)	2,262	139,069
NIKE, Inc.–Class B	5,600	792,232
Pandora A/S	1,211	135,532
Puma SE(a)	1,036	116,578
PVH Corp.	295	27,698
Ralph Lauren Corp.	190	19,711
Swatch Group AG (The)	110	29,903
Tapestry, Inc.	1,230	38,228
Under Armour, Inc.–Class A(a)	827	14,200
Under Armour, Inc.–Class C(a)	854	12,707
VF Corp.	1,400	119,574

		6,266,821

		39,153,932

INDUSTRIALS–6.7%
AEROSPACE & DEFENSE–0.8%
Airbus SE(a)	6,762	742,090
BAE Systems PLC	32,056	213,774
Boeing Co. (The)	2,380	509,463
Dassault Aviation SA(a)	29	31,579
Elbit Systems Ltd.	350	46,138
General Dynamics Corp.	1,050	156,261
Howmet Aerospace, Inc.	1,716	48,975
Huntington Ingalls Industries, Inc.	179	30,516
L3Harris Technologies, Inc.	957	180,892
Lockheed Martin Corp.	1,110	394,028
MTU Aero Engines AG	612	159,529
Northrop Grumman Corp.	720	219,398
Raytheon Technologies Corp.	6,720	480,547

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Rolls-Royce Holdings PLC(a)	96,321	$145,775
Safran SA(a)	3,689	522,856
Singapore Technologies Engineering Ltd.	17,972	52,012
Teledyne Technologies, Inc.(a)	165	64,677
Textron, Inc.	1,005	48,572
TransDigm Group, Inc.(a)	263	162,757

		4,209,839

AIR FREIGHT & LOGISTICS–0.4%
CH Robinson Worldwide, Inc.	565	53,037
Deutsche Post AG	11,387	564,064
DSV PANALPINA A/S	2,435	409,230
Expeditors International of Washington, Inc.	720	68,479
FedEx Corp.	1,065	276,495
Kuehne & Nagel International AG	622	141,143
SG Holdings Co., Ltd.	3,686	100,504
United Parcel Service, Inc.–Class B	3,165	532,986
Yamato Holdings Co., Ltd.	3,400	86,811

		2,232,749

AIRLINES–0.1%
Alaska Air Group, Inc.	543	28,236
American Airlines Group, Inc.(c)	2,682	42,295
ANA Holdings, Inc.(a)	1,324	29,255
Delta Air Lines, Inc.	2,792	112,266
Deutsche Lufthansa AG(a)	2,752	36,414
Japan Airlines Co., Ltd.(a)	1,304	25,147
Qantas Airways Ltd.(a)	8,408	31,528
Singapore Airlines Ltd.(a)	14,000	45,426
Southwest Airlines Co.	2,605	121,419
United Airlines Holdings, Inc.(a)	1,272	55,014

		527,000

BUILDING PRODUCTS–0.5%
AGC, Inc.	2,225	77,806
Allegion PLC	385	44,806
AO Smith Corp.	555	30,425
Assa Abloy AB–Class B	11,538	285,127
Carrier Global Corp.	4,125	155,595
Cie de Saint-Gobain(a)	5,957	273,977
Daikin Industries Ltd.	2,868	638,036
Fortune Brands Home & Security, Inc.	571	48,946
Geberit AG	427	267,289
Johnson Controls International PLC	3,192	148,715
Kingspan Group PLC(a)	1,771	124,187
LIXIL Group Corp.	2,795	60,614
Masco Corp.	1,135	62,346

Nibe Industrier AB	3,589	117,697
Otis Worldwide Corp.	1,812	122,401
TOTO Ltd.	1,651	99,371

		2,557,338

COMMERCIAL SERVICES & SUPPLIES–0.2%
Brambles Ltd.	17,764	145,705
Cintas Corp.	385	136,082
Copart, Inc.(a)	891	113,380
Dai Nippon Printing Co., Ltd.	2,799	50,347
Rentokil Initial PLC(a)	20,957	146,116
Republic Services, Inc.–Class A	900	86,670
Rollins, Inc.	981	38,328
Secom Co., Ltd.	2,417	222,972
Securitas AB–Class B	3,604	58,146
Waste Management, Inc.	1,715	202,250

		1,199,996

CONSTRUCTION & ENGINEERING–0.3%
ACS Actividades de Construccion y Servicios SA	3,203	106,414
CIMIC Group Ltd.(a)	1,118	21,030
Epiroc AB–Class A	7,586	137,873
Epiroc AB–Class B	4,489	75,782
Ferrovial SA	4,499	124,400
HOCHTIEF AG	285	27,734
Jacobs Engineering Group, Inc.	565	61,562
Kajima Corp.	5,172	69,382
Obayashi Corp.	7,474	64,535
Quanta Services, Inc.	615	44,292
Skanska AB–Class B	3,916	99,795
Taisei Corp.	2,197	75,793
Vinci SA	5,932	590,883

		1,499,475

ELECTRICAL EQUIPMENT–0.8%
ABB Ltd.	21,227	595,400
AMETEK, Inc.	999	120,819
Eaton Corp. PLC	1,764	211,927
Emerson Electric Co.	2,640	212,177
Legrand SA	3,005	268,817
Melrose Industries PLC(a)	52,623	128,210
Mitsubishi Electric Corp.	21,000	317,387
Nidec Corp.	5,134	649,492
Prysmian SpA	2,778	98,876
Rockwell Automation, Inc.	530	132,929
Schneider Electric SE	6,365	919,917
Siemens Energy AG(a)	3,978	145,792
Siemens Gamesa Renewable Energy SA	2,744	111,424
Vestas Wind Systems A/S	2,290	540,965

		4,454,132

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIAL CONGLOMERATES–0.7%
3M Co.	2,575	$450,084
CK Hutchison Holdings Ltd.	31,073	216,946
DCC PLC	1,133	80,174
General Electric Co.	39,079	422,053
Honeywell International, Inc.	3,145	668,942
Investment AB Latour–Class B	1,704	41,276
Jardine Matheson Holdings Ltd.	2,530	141,523
Jardine Strategic Holdings Ltd.	2,551	63,469
Keppel Corp., Ltd.	16,745	68,192
Roper Technologies, Inc.	495	213,390
Siemens AG	7,957	1,146,177
Smiths Group PLC	4,560	93,795
Toshiba Corp.	4,452	124,693

		3,730,714

MACHINERY–1.3%
Alfa Laval AB(a)	3,526	97,376
Alstom SA(a)	2,630	149,802
Amada Co. Ltd.	3,813	41,959
Atlas Copco AB–Class A	7,730	397,294
Caterpillar, Inc.	2,405	437,758
CNH Industrial NV(a)	11,779	148,067
Cummins, Inc.	650	147,615
Daifuku Co., Ltd.	1,166	144,287
Deere & Co.	1,405	378,015
Dover Corp.	635	80,169
FANUC Corp.	2,232	550,967
Flowserve Corp.	560	20,636
Fortive Corp.	1,470	104,105
GEA Group AG	1,741	62,271
Hino Motors Ltd.	3,307	28,231
Hitachi Construction Machinery Co., Ltd.	1,238	35,201
IDEX Corp.	322	64,142
Illinois Tool Works, Inc.	1,265	257,908
Ingersoll Rand, Inc.(a)	1,619	73,762
KION Group AG	831	72,066
Knorr-Bremse AG	557	75,994
Komatsu Ltd.	10,076	278,080
Kone Oyj–Class B	3,971	323,558
Kubota Corp.	11,872	259,375
Kurita Water Industries Ltd.	1,200	45,870
Makita Corp.	2,579	129,355
MINEBEA MITSUMI, Inc.	4,131	82,185
MISUMI Group, Inc.	3,268	107,280
Mitsubishi Heavy Industries Ltd.	3,689	112,979
NSK Ltd.	4,073	35,446
PACCAR, Inc.	1,510	130,283
Parker-Hannifin Corp.	595	162,084
Pentair PLC	730	38,756
Sandvik AB(a)	12,995	320,503
Schindler Holding AG	427	115,477

Schindler Holding AG (REG)	232	62,708
SKF AB–Class B	4,382	114,016
SMC Corp.	660	403,086
Snap-on, Inc.	220	37,651
Spirax-Sarco Engineering PLC	774	119,478
Stanley Black & Decker, Inc.	715	127,670
Techtronic Industries Co., Ltd.	15,799	225,822
Trane Technologies PLC	1,075	156,047
Volvo AB–Class B(a)	17,115	405,165
Wartsila Oyj Abp	5,108	51,123
Westinghouse Air Brake Technologies Corp.	765	55,998
Xylem, Inc./NY	785	79,905

		7,347,525

MARINE–0.0%
AP Moller–Maersk A/S–Class A	32	66,105
AP Moller–Maersk A/S–Class B	37	82,334
Nippon Yusen KK	1,761	41,086

		189,525

PROFESSIONAL SERVICES–0.5%
Bureau Veritas SA(a)	3,381	90,255
Equifax, Inc.	555	107,026
Experian PLC	9,447	358,879
Intertek Group PLC	1,627	125,670
Nielsen Holdings PLC	1,566	32,683
Nihon M&A Center, Inc.	1,721	115,089
Persol Holdings Co., Ltd.	2,043	36,910
Randstad NV(a)	1,372	88,813
Recruit Holdings Co., Ltd.	14,642	615,007
RELX PLC (London)	20,111	492,064
Robert Half International, Inc.	485	30,303
SGS SA	70	211,006
Teleperformance	676	224,419
Verisk Analytics, Inc.–Class A	700	145,313
Wolters Kluwer NV	3,143	265,166

		2,938,603

ROAD & RAIL–0.5%
Aurizon Holdings Ltd.	22,082	66,344
Central Japan Railway Co.	1,660	234,730
CSX Corp.	3,380	306,735
East Japan Railway Co.	3,481	232,236
Hankyu Hanshin Holdings, Inc.	2,635	87,646
JB Hunt Transport Services, Inc.	353	48,237
Kansas City Southern	420	85,735
Keio Corp.	1,200	93,102
Kintetsu Group Holdings Co., Ltd.	1,975	86,555

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MTR Corp., Ltd.	5,081	$28,416
Norfolk Southern Corp.	1,120	266,123
Odakyu Electric Railway Co., Ltd.	3,393	106,568
Old Dominion Freight Line, Inc.	403	78,657
Seibu Holdings, Inc.	2,487	24,396
Tobu Railway Co., Ltd.	2,165	64,552
Tokyu Corp.	5,754	71,493
Union Pacific Corp.	2,990	622,578
West Japan Railway Co.	1,872	98,018

		2,602,121

TRADING COMPANIES & DISTRIBUTORS–0.5%
Ashtead Group PLC	4,715	222,081
Brenntag AG	1,621	126,051
Bunzl PLC	3,877	129,445
Fastenal Co.	2,530	123,540
Ferguson PLC	2,235	271,554
ITOCHU Corp.	15,507	445,983
Marubeni Corp.	19,005	126,619
Mitsubishi Corp.	15,558	383,533
Mitsui & Co., Ltd.	19,057	349,397
MonotaRO Co., Ltd.	1,315	66,787
Sumitomo Corp.	13,465	178,451
Toyota Tsusho Corp.	2,502	101,247
United Rentals, Inc.(a)	300	69,573
WW Grainger, Inc.	230	93,918

		2,688,179

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA(a)(b)	780	135,602
Aeroports de Paris(a)	342	44,247
Atlantia SpA(a)	5,703	102,984
Auckland International Airport Ltd.(a)	13,988	76,495
Getlink SE(a)	5,064	87,613
Japan Airport Terminal Co., Ltd.	584	35,441
Transurban Group	31,483	331,762

		814,144

		36,991,340

CONSUMER STAPLES–5.0%
BEVERAGES–1.1%
Anheuser-Busch InBev SA/NV	7,925	552,901
Asahi Group Holdings Ltd.	4,453	183,384
Brown-Forman Corp.–Class B	792	62,909
Budweiser Brewing Co. APAC Ltd.(b)	19,818	65,465
Carlsberg AS–Class B	1,232	197,505
Coca-Cola Amatil Ltd.	5,833	58,121
Coca-Cola Bottlers Japan Holdings, Inc.	1,300	20,306

Coca-Cola Co. (The)	17,220	944,345
Coca-Cola European Partners PLC	2,134	106,337
Coca-Cola HBC AG	2,301	74,513
Constellation Brands, Inc.–Class A	770	168,669
Davide Campari-Milano NV	8,446	96,811
Diageo PLC	24,308	961,838
Heineken NV	2,984	332,534
Ito En Ltd.	616	39,006
Kirin Holdings Co., Ltd.	9,345	220,663
Molson Coors Beverage Co.–Class B	800	36,152
Monster Beverage Corp.(a)	1,620	149,818
PepsiCo, Inc.	6,125	908,337
Pernod Ricard SA	2,445	469,554
Remy Cointreau SA	260	48,531
Suntory Beverage & Food Ltd.	1,601	56,706
Treasury Wine Estates Ltd.	150	1,085

		5,755,490

FOOD & STAPLES RETAILING–0.8%
Aeon Co., Ltd.	7,528	246,966
Coles Group Ltd.	15,355	214,531
Cosmos Pharmaceutical Corp.	231	37,301
Costco Wholesale Corp.	1,965	740,373
Etablissements Franz Colruyt NV	638	37,778
J Sainsbury PLC	20,378	62,636
Jeronimo Martins SGPS SA	2,897	48,698
Kobe Bussan Co., Ltd.	1,418	43,568
Koninklijke Ahold Delhaize NV	12,671	357,466
Kroger Co. (The)	3,420	108,619
Lawson, Inc.	600	27,922
Seven & i Holdings Co., Ltd.	8,674	307,151
Sundrug Co., Ltd.	824	32,933
Sysco Corp.	2,225	165,229
Tesco PLC	101,866	321,465
Tsuruha Holdings, Inc.	426	60,579
Walgreens Boots Alliance, Inc.	3,175	126,619
Walmart, Inc.	6,163	888,396
Wm Morrison Supermarkets PLC	27,684	66,987
Woolworths Group Ltd.	14,518	440,047

		4,335,264

FOOD PRODUCTS–1.3%
a2 Milk Co., Ltd. (The)(a)	6,019	52,350
Ajinomoto Co., Inc.	5,373	121,751
Archer-Daniels-Midland Co.	2,475	124,765
Associated British Foods PLC(a)	3,365	103,893
Calbee, Inc.	1,002	30,205
Campbell Soup Co.	875	42,306
Chocoladefabriken Lindt & Spruengli AG (REG)	2	200,882

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Conagra Brands, Inc.	2,165	$78,503
Danone SA	7,109	467,816
General Mills, Inc.	2,705	159,054
Hershey Co. (The)	650	99,015
Hormel Foods Corp.	1,250	58,263
JM Smucker Co. (The)	495	57,222
Kellogg Co.	1,115	69,386
Kerry Group PLC–Class A	1,885	273,784
Kikkoman Corp.	1,724	119,985
Kraft Heinz Co. (The)	2,878	99,751
Lamb Weston Holdings, Inc.	640	50,394
McCormick & Co., Inc./MD	1,100	105,160
MEIJI Holdings Co., Ltd.	1,318	92,760
Mondelez International, Inc.–Class A	6,345	370,992
Mowi ASA	5,059	112,694
Nestle SA	30,955	3,659,230
NH Foods Ltd.	933	41,093
Nisshin Seifun Group, Inc.	2,277	36,272
Nissin Foods Holdings Co., Ltd.	730	62,572
Orkla ASA	4,449	45,168
Tyson Foods, Inc.–Class A	1,275	82,161
WH Group Ltd.(b)	110,196	92,405
Wilmar International Ltd.	22,113	77,856
Yakult Honsha Co., Ltd.	1,419	71,563
Yamazaki Baking Co., Ltd.	1,394	23,282

		7,082,533

HOUSEHOLD PRODUCTS–0.7%
Church & Dwight Co., Inc.	1,076	93,860
Clorox Co. (The)	570	115,094
Colgate-Palmolive Co.	3,780	323,228
Essity AB–Class B	6,982	224,954
Henkel AG & Co. KGaA	638	61,478
Henkel AG & Co. KGaA (Preference Shares)	2,051	231,259
Kimberly-Clark Corp.	1,505	202,919
Lion Corp.	2,582	62,548
Procter & Gamble Co. (The)	11,020	1,533,323
Reckitt Benckiser Group PLC	7,382	658,875
Unicharm Corp.	4,645	220,294

		3,727,832

PERSONAL PRODUCTS–0.7%
Beiersdorf AG	1,161	133,468
Estee Lauder Cos., Inc. (The)–Class A	990	263,528
Kao Corp.	5,549	428,694
Kobayashi Pharmaceutical Co., Ltd.	262	32,023
L’Oreal SA	2,892	1,103,448
Shiseido Co., Ltd.	4,614	319,401
Unilever PLC	28,969	1,747,087

		4,027,649

TOBACCO–0.4%
Altria Group, Inc.	8,240	337,840

British American Tobacco PLC	23,860	886,086
Imperial Brands PLC	9,340	195,903
Japan Tobacco, Inc.	13,853	282,423
Philip Morris International, Inc.	6,900	571,251
Swedish Match AB	1,957	152,295

		2,425,798

		27,354,566

COMMUNICATION SERVICES–4.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.2%
Altice Europe NV–Class A(a)	7,169	46,431
AT&T, Inc.	31,727	912,469
BT Group PLC(a)	93,654	168,807
Cellnex Telecom SA(b)	3,059	183,702
CenturyLink, Inc.	4,362	42,529
Charter Communications, Inc.–Class A(a)	643	425,377
Comcast Corp.–Class A	20,302	1,063,825
Deutsche Telekom AG	34,771	634,661
Elisa Oyj	1,638	89,794
Eurazeo SE(a)	453	30,781
HKT Trust & HKT Ltd.–Class SS	43,580	56,520
Iliad SA	171	35,100
Infrastrutture Wireless Italiane SpA(b)	2,762	33,482
Koninklijke KPN NV	41,123	124,985
Nippon Telegraph & Telephone Corp.	14,800	379,753
Orange SA	22,965	273,399
PCCW Ltd.	48,874	29,432
Proximus SADP	1,581	31,230
Singapore Telecommunications Ltd.	71,734	125,258
Spark New Zealand Ltd.	21,146	71,626
Swisscom AG	299	161,023
Telecom Italia SpA/Milano	96,254	44,676
Telecom Italia SpA/Milano (Savings Shares)	69,387	36,155
Telefonica Deutschland Holding AG	11,986	33,013
Telefonica SA	57,953	230,476
Telenor ASA	8,302	140,924
Telia Co. AB	29,074	120,071
Telstra Corp., Ltd.	47,917	110,046
United Internet AG	1,180	49,672
Verizon Communications, Inc.	18,405	1,081,294
Washington H Soul Pattinson & Co., Ltd.	1,240	28,845

		6,795,356

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

ENTERTAINMENT–0.8%
Activision Blizzard, Inc.	3,415	$317,083
Bollore SA	10,158	42,055
Electronic Arts, Inc.	1,265	181,654
Konami Holdings Corp.	1,074	60,430
Live Nation Entertainment, Inc.(a)(c)	616	45,264
Netflix, Inc.(a)	1,992	1,077,134
Nexon Co., Ltd.	5,577	172,078
Nintendo Co., Ltd.	1,164	747,219
Take-Two Interactive Software, Inc.(a)	535	111,168
Toho Co., Ltd./Tokyo	832	35,093
Ubisoft Entertainment SA(a)	81	7,806
Vivendi SA	9,545	307,869
Walt Disney Co. (The)(a)	8,059	1,460,129

		4,564,982

INTERACTIVE MEDIA & SERVICES–1.5%
Adevinta ASA–Class B(a)	6,032	101,398
Alphabet, Inc.–Class A(a)	1,359	2,381,838
Alphabet, Inc.–Class C(a)	1,294	2,266,933
Auto Trader Group PLC	11,120	90,514
Facebook, Inc.–Class A(a)	10,717	2,927,456
Kakaku.com, Inc.	1,547	42,347
REA Group Ltd.	607	69,530
Scout24 AG(b)	181	14,790
SEEK Ltd.	3,727	81,714
Twitter, Inc.(a)	3,536	191,474
Z Holdings Corp.	30,532	184,756

		8,352,750

MEDIA–0.2%
CyberAgent, Inc.	1,061	73,193
Dentsu Group, Inc.	2,490	74,107
Discovery, Inc.–Class A(a)(c)	685	20,612
Discovery, Inc.–Class C(a)	1,304	34,152
DISH Network Corp.–Class A(a)	1,056	34,151
Fox Corp.–Class A(c)	1,500	43,680
Fox Corp.–Class B(a)	682	19,696
Hakuhodo DY Holdings, Inc.	2,490	34,214
Informa PLC(a)	14,664	109,648
Interpublic Group of Cos., Inc. (The)	1,725	40,572
News Corp.–Class A	1,728	31,052
News Corp.–Class B	517	9,187
Omnicom Group, Inc.	910	56,757
Pearson PLC	8,837	81,108
Publicis Groupe SA	2,491	123,806
SES SA	3,959	37,156
ViacomCBS, Inc.–Class B	2,488	92,703
WPP PLC	13,761	149,114

		1,064,908

WIRELESS TELECOMMUNICATION SERVICES–0.6%
KDDI Corp.	17,149	508,472

Softbank Corp.	30,142	378,342
SoftBank Group Corp.	16,303	1,265,683
T-Mobile US, Inc.(a)	2,601	350,745
Tele2 AB–Class B	5,748	76,034
Vodafone Group PLC	278,458	457,364

		3,036,640

		23,814,636

MATERIALS–3.1%
CHEMICALS–1.7%
Air Liquide SA	4,936	809,242
Air Products & Chemicals, Inc.	1,000	273,220
Air Water, Inc.	2,115	37,633
Akzo Nobel NV	2,298	246,655
Albemarle Corp.	461	68,007
Arkema SA	794	90,851
Asahi Kasei Corp.	14,441	148,022
BASF SE	10,619	839,354
Celanese Corp.–Class A	508	66,009
CF Industries Holdings, Inc.	950	36,774
Chr Hansen Holding A/S(a)	1,215	125,536
Corteva, Inc.	3,306	128,008
Covestro AG(b)	2,001	123,288
Croda International PLC	1,484	133,456
Dow, Inc.	3,256	180,708
DuPont de Nemours, Inc.	3,266	232,245
Eastman Chemical Co.	580	58,162
Ecolab, Inc.	1,100	237,996
Evonik Industries AG	2,375	77,626
FMC Corp.	580	66,659
FUCHS PETROLUB SE (Preference Shares)	800	45,138
Givaudan SA	107	452,698
International Flavors & Fragrances, Inc.(c)	451	49,055
Israel Chemicals Ltd.	8,106	41,379
Johnson Matthey PLC	2,228	73,815
JSR Corp.	2,342	65,301
Kansai Paint Co., Ltd.	2,040	62,884
Koninklijke DSM NV	1,984	341,191
Kuraray Co., Ltd.	3,676	39,139
LANXESS AG	957	72,780
Linde PLC	2,340	616,613
LyondellBasell Industries NV–Class A	1,099	100,734
Mitsubishi Chemical Holdings Corp.	14,738	89,288
Mitsubishi Gas Chemical Co., Inc.	1,819	41,829
Mosaic Co. (The)	1,510	34,745
Nippon Paint Holdings Co., Ltd.	1,686	185,262
Nissan Chemical Corp.	1,429	89,605
Nitto Denko Corp.	1,828	163,752
Novozymes A/S–Class B	1,608	91,592
Orica Ltd.	4,656	54,456
PPG Industries, Inc.	1,050	151,431
Sherwin-Williams Co. (The)	375	275,591

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Shin-Etsu Chemical Co., Ltd.	3,716	$652,216
Sika AG	1,633	445,145
Solvay SA	853	100,598
Symrise AG	1,481	196,889
Taiyo Nippon Sanso Corp.	1,745	32,460
Teijin Ltd.	2,050	38,577
Toray Industries, Inc.	15,963	94,683
Tosoh Corp.	2,791	43,607
Umicore SA	1,906	91,612
Yara International ASA	2,038	84,548

		8,898,064

CONSTRUCTION MATERIALS–0.2%
CRH PLC(a)	9,039	384,398
HeidelbergCement AG	1,561	116,225
James Hardie Industries PLC(a)	5,099	151,119
LafargeHolcim Ltd.(a)	6,027	330,808
Martin Marietta Materials, Inc.	277	78,660
Taiheiyo Cement Corp.	1,304	32,664
Vulcan Materials Co.	565	83,795

		1,177,669

CONTAINERS & PACKAGING–0.1%
AMCOR PLC	6,943	81,719
Avery Dennison Corp.	385	59,718
Ball Corp.	1,410	131,384
International Paper Co.	1,725	85,767
Packaging Corp. of America	425	58,612
Sealed Air Corp.	690	31,595
Smurfit Kappa Group PLC	1,254	58,275
Westrock Co.	1,127	49,058

		556,128

METALS & MINING–1.0%
Anglo American PLC	12,776	421,892
Antofagasta PLC	4,539	89,051
BHP Group Ltd.	30,641	1,001,181
BHP Group PLC	21,969	580,078
BlueScope Steel Ltd.	5,081	68,618
Boliden AB	3,148	111,683
Evraz PLC	4,265	27,257
Fortescue Metals Group Ltd.	19,493	352,090
Freeport-McMoRan, Inc.	6,445	167,699
Fresnillo PLC	2,322	35,865
Glencore PLC(a)	101,307	321,730
Hitachi Metals Ltd.	2,468	37,523
JFE Holdings, Inc.(a)	5,000	48,007
Newcrest Mining Ltd.	9,300	185,607
Newmont Corp.	3,531	211,472
Nippon Steel Corp.(a)	9,298	119,918
Norsk Hydro ASA	14,486	67,419
Northern Star Resources Ltd.	8,518	83,255
Nucor Corp.	1,310	69,679
Rio Tinto Ltd.	4,273	375,774
Rio Tinto PLC	11,667	878,211
South32 Ltd.	52,892	101,085

Sumitomo Metal Mining Co., Ltd.	2,682	119,298
voestalpine AG	1,337	47,718

		5,522,110

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	5,565	130,398
Stora Enso Oyj–Class R	6,696	128,213
Svenska Cellulosa AB SCA–Class B(a)	6,974	121,935
UPM-Kymmene Oyj	6,144	229,120

		609,666

		16,763,637

UTILITIES–1.9%
ELECTRIC UTILITIES–1.1%
Alliant Energy Corp.	1,088	56,065
American Electric Power Co., Inc.	2,185	181,945
Chubu Electric Power Co., Inc.	7,416	89,496
Chugoku Electric Power Co., Inc. (The)	3,342	39,220
CLP Holdings Ltd.	18,903	174,789
Duke Energy Corp.	3,242	296,838
Edison International	1,685	105,852
EDP–Energias de Portugal SA	31,472	197,534
Electricite de France SA(a)	7,145	113,065
Elia Group SA/NV	356	42,492
Endesa SA	2,965	81,327
Enel SpA	93,625	952,609
Entergy Corp.	875	87,360
Evergy, Inc.	985	54,677
Eversource Energy	1,510	130,630
Exelon Corp.	4,317	182,264
FirstEnergy Corp.	2,375	72,699
Fortum Oyj	4,947	119,520
HK Electric Investments & HK Electric Investments Ltd.–Class SS(b)	30,514	30,032
Iberdrola SA	63,300	909,639
Kansai Electric Power Co., Inc. (The)	8,006	75,721
Kyushu Electric Power Co., Inc.	4,100	35,370
Mercury NZ Ltd.	7,840	36,896
NextEra Energy, Inc.	8,690	670,434
NRG Energy, Inc.	1,060	39,803
Orsted AS(b)	1,747	357,445
Pinnacle West Capital Corp.	485	38,776
Power Assets Holdings Ltd.	15,969	86,482
PPL Corp.	3,415	96,303
Red Electrica Corp. SA	4,542	93,252
Southern Co. (The)	4,660	286,264
SSE PLC	11,066	226,667
Terna Rete Elettrica Nazionale SpA	2,250	17,289

20

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Tohoku Electric Power Co., Inc.	4,920	$40,606
Verbund AG	759	64,482
Xcel Energy, Inc.	2,330	155,341

		6,239,184

GAS UTILITIES–0.2%
APA Group	13,346	99,301
Atmos Energy Corp.	542	51,723
Enagas SA	2,865	63,029
Hong Kong & China Gas Co., Ltd.	122,741	183,634
Naturgy Energy Group SA	3,396	78,971
Osaka Gas Co., Ltd.	4,317	88,488
Snam SpA	23,447	132,419
Toho Gas Co., Ltd.	851	56,379
Tokyo Gas Co., Ltd.	4,329	100,195

		854,139

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp. (The)	2,925	68,738
Meridian Energy Ltd.	14,751	79,000
Uniper SE	2,171	75,225

		222,963

MULTI-UTILITIES–0.5%
AGL Energy Ltd.	7,355	67,889
Ameren Corp.	1,060	82,744
CenterPoint Energy, Inc.	2,405	52,044
CMS Energy Corp.	1,270	77,483
Consolidated Edison, Inc.	1,490	107,682
Dominion Energy, Inc.	3,620	272,224
DTE Energy Co.	820	99,556
E.ON SE	25,844	286,177
Engie SA(a)	21,025	322,313
National Grid PLC	36,491	431,230
NiSource, Inc.	1,705	39,113
Public Service Enterprise Group, Inc.	2,245	130,884
RWE AG	6,723	284,432
Sempra Energy	1,250	159,262
United Utilities Group PLC	7,540	92,222
Veolia Environnement SA	6,203	152,949
WEC Energy Group, Inc.	1,368	125,897

		2,784,101

WATER UTILITIES–0.0%
American Water Works Co., Inc.	821	125,999
Severn Trent PLC	2,739	85,506

		211,505

		10,311,892

REAL ESTATE–1.5%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.0%
Alexandria Real Estate Equities, Inc.	532	94,813

American Tower Corp.	1,975	443,309
Ascendas Real Estate Investment Trust	36,711	82,874
AvalonBay Communities, Inc.	595	95,456
Boston Properties, Inc.	600	56,718
British Land Co. PLC (The)	9,308	62,340
CapitaLand Integrated Commercial Trust	29,724	48,611
Covivio	553	50,744
Crown Castle International Corp.	1,920	305,645
Dexus	12,575	91,206
Digital Realty Trust, Inc.	1,228	171,318
Duke Realty Corp.	1,628	65,071
Equinix, Inc.	430	307,097
Equity Residential	1,480	87,734
Essex Property Trust, Inc.	278	66,003
Extra Space Storage, Inc.	533	61,753
Federal Realty Investment Trust	272	23,153
Gecina SA	528	82,104
Goodman Group	18,942	276,884
GPT Group (The)	22,423	77,995
Healthpeak Properties, Inc.	2,380	71,947
Host Hotels & Resorts, Inc.	3,120	45,646
Iron Mountain, Inc.(c)	1,248	36,791
Japan Real Estate Investment Corp.	16	92,454
Japan Retail Fund Investment Corp.	31	56,418
Kimco Realty Corp.	1,910	28,669
Klepierre SA	2,231	50,318
Land Securities Group PLC	6,238	57,614
Link REIT	23,783	215,992
Mapletree Commercial Trust	24,747	39,891
Mapletree Logistics Trust	30,622	46,606
Mid-America Apartment Communities, Inc.	496	62,838
Mirvac Group	45,284	91,971
Nippon Building Fund, Inc.	15	86,995
Nippon Prologis REIT, Inc.	25	78,101
Nomura Real Estate Master Fund, Inc.	49	70,121
Orix JREIT, Inc.	1	1,654
Prologis, Inc.	3,279	326,785
Public Storage	700	161,651
Realty Income Corp.	1,558	96,861
Regency Centers Corp.	683	31,138
SBA Communications Corp.	490	138,244
Scentre Group	60,304	129,532
Segro PLC	12,623	163,793
Simon Property Group, Inc.	1,456	124,168
SL Green Realty Corp.(c)	276	16,444
Stockland	27,447	88,615
Suntec Real Estate Investment Trust	22,651	25,546
UDR, Inc.	1,278	49,114

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

United Urban Investment Corp.	35	$43,331
Ventas, Inc.	1,661	81,455
Vicinity Centres	35,201	43,525
Vornado Realty Trust	685	25,578
Welltower, Inc.	1,835	118,578
Weyerhaeuser Co.	3,298	110,582

		5,459,794

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.5%
Aeon Mall Co., Ltd.	1,178	19,456
Aroundtown SA	1,933	14,412
Azrieli Group Ltd.	489	31,079
CapitaLand Ltd.	29,564	73,356
CBRE Group, Inc.–Class A(a)	1,465	91,885
City Developments Ltd.	5,233	31,545
CK Asset Holdings Ltd.	29,761	152,284
Daito Trust Construction Co., Ltd.	748	69,904
Daiwa House Industry Co., Ltd.	6,519	193,827
Deutsche Wohnen SE	3,934	209,898
Fastighets AB Balder–Class B(a)	121	6,318
Hang Lung Properties Ltd.	23,298	61,396
Henderson Land Development Co., Ltd.	34,727	134,902
Hongkong Land Holdings Ltd.	12,626	52,147
Hulic Co., Ltd.	3,490	38,391
LEG Immobilien AG	795	123,340
Lendlease Corp Ltd.	1,135	11,476
Mitsubishi Estate Co., Ltd.	13,612	218,783
Mitsui Fudosan Co., Ltd.	10,709	224,242
Nomura Real Estate Holdings, Inc.	1,331	29,513
Sino Land Co., Ltd.	36,047	46,908
Sumitomo Realty & Development Co., Ltd.	3,562	109,969
Sun Hung Kai Properties Ltd.	15,000	191,835
Swire Pacific Ltd.–Class A	5,731	31,569
Swire Properties Ltd.	13,468	39,157
Swiss Prime Site AG	875	85,778
Tokyu Fudosan Holdings Corp.	7,006	37,423
Unibail-Rodamco-Westfield	1,593	124,071
UOL Group Ltd.	5,340	31,138
Vonovia SE	5,930	433,092
Wharf Real Estate Investment Co., Ltd.	19,931	103,584

		3,022,678

		8,482,472

ENERGY–1.5%
ENERGY EQUIPMENT & SERVICES–0.1%
Baker Hughes Co.–Class A	3,050	63,593

Halliburton Co.	3,900	73,710
Schlumberger NV	6,170	134,691
TechnipFMC PLC	1,838	17,277

		289,271

OIL, GAS & CONSUMABLE FUELS–1.4%
Ampol Ltd.	2,812	61,663
Apache Corp.	1,665	23,626
BP PLC	210,663	726,944
Cabot Oil & Gas Corp.	1,740	28,327
Chevron Corp.	8,531	720,443
Concho Resources, Inc.	857	50,006
ConocoPhillips	4,730	189,153
Devon Energy Corp.	1,680	26,561
Diamondback Energy, Inc.	678	32,815
ENEOS Holdings, Inc.	35,325	126,877
Eni SpA	29,283	305,706
EOG Resources, Inc.	2,580	128,665
Equinor ASA	11,529	194,569
Exxon Mobil Corp.	18,800	774,936
Galp Energia SGPS SA	5,770	61,141
Hess Corp.	1,190	62,820
HollyFrontier Corp.	650	16,802
Idemitsu Kosan Co., Ltd.	1,072	23,602
Inpex Corp.	11,643	62,783
Kinder Morgan, Inc.	8,649	118,232
Koninklijke Vopak NV	810	42,540
Lundin Energy AB	2,139	57,973
Marathon Oil Corp.	3,485	23,245
Marathon Petroleum Corp.	2,851	117,917
Neste Oyj	4,921	357,283
NOV, Inc.	1,725	23,684
Occidental Petroleum Corp.	3,686	63,805
Oil Search Ltd.	4,787	13,719
OMV AG	1,396	55,761
ONEOK, Inc.	1,968	75,532
Origin Energy Ltd.	20,273	74,430
Phillips 66	1,940	135,684
Pioneer Natural Resources Co.	715	81,431
Repsol SA	15,165	152,774
Royal Dutch Shell PLC–Class A	42,811	750,750
Royal Dutch Shell PLC–Class B	38,736	656,525
Santos Ltd.	20,382	98,704
TOTAL SE	28,454	1,228,137
Valero Energy Corp.	1,795	101,543
Williams Cos., Inc. (The)	5,378	107,829
Woodside Petroleum Ltd.	10,847	190,318

		8,145,255

		8,434,526

Total Common Stocks (cost $184,519,301)		307,056,802

22

AB Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENTS– TREASURIES–36.7%
UNITED STATES–36.7%
U.S. Treasury Bonds
1.25%, 05/15/2050	$730	$662,589
1.375%, 08/15/2050	1,065	997,273
1.625%, 11/15/2050	1,324	1,318,920
2.00%, 02/15/2050	915	994,062
2.25%, 08/15/2046–08/15/2049	7,073	8,080,122
2.375%, 11/15/2049	1,045	1,228,554
2.50%, 02/15/2045–05/15/2046	598	713,485
2.75%, 08/15/2042–08/15/2047	1,177	1,462,098
2.875%, 05/15/2043–05/15/2049	6,862	8,737,724
3.00%, 05/15/2045–02/15/2049	4,154	5,450,304
3.125%, 11/15/2041–02/15/2043	2,825	3,701,730
3.50%, 02/15/2039	23	31,215
3.625%, 08/15/2043	3,658	5,165,782
3.75%, 08/15/2041–11/15/2043	399	570,158
3.875%, 08/15/2040	280	401,188
4.25%, 05/15/2039	240	355,950
4.375%, 11/15/2039–05/15/2041	1,258	1,907,098
4.50%, 08/15/2039	317	484,762
4.75%, 02/15/2037–02/15/2041	1,127	1,738,478
5.25%, 11/15/2028	690	929,344
5.375%, 02/15/2031	650	932,648
5.50%, 08/15/2028	1,383	1,875,694
6.00%, 02/15/2026	2,846	3,652,663
6.125%, 11/15/2027	732	1,004,327
6.25%, 08/15/2023–05/15/2030	804	1,156,354
6.875%, 08/15/2025	849	1,102,771
7.25%, 08/15/2022	775	863,883
7.625%, 02/15/2025	295	383,684
8.00%, 11/15/2021	791	843,702
U.S. Treasury Notes
0.125%, 11/30/2022	1,419	1,418,900
0.25%, 06/30/2025–09/30/2025	11,518	11,479,855
0.375%, 04/30/2025–12/31/2025	4,640	4,651,138
0.50%, 03/31/2025	175	176,586
0.625%, 05/15/2030–08/15/2030	4,043	3,947,067
0.875%, 11/15/2030	2,024	2,017,042
1.25%, 08/31/2024	1,994	2,068,152
1.375%, 08/31/2023	1,651	1,704,657
1.50%, 09/30/2024–02/15/2030	9,529	10,017,607

1.625%, 08/15/2022–08/15/2029	15,079	15,732,113
1.75%, 03/31/2022–11/15/2029	15,661	16,266,629
1.875%, 11/30/2021–10/31/2022	6,713	6,887,006
2.00%, 11/15/2021–11/15/2026	23,993	25,292,448
2.125%, 11/30/2023–05/15/2025	13,005	13,877,762
2.25%, 04/30/2024–11/15/2027	8,410	9,218,026
2.375%, 08/15/2024–05/15/2029	4,221	4,710,579
2.50%, 08/15/2023–05/15/2024	5,883	6,302,990
2.625%, 02/15/2029	821	942,482
2.75%, 11/15/2023–02/15/2028	3,400	3,670,515
2.875%, 10/31/2023–05/15/2028	2,273	2,505,761
3.125%, 05/15/2021–11/15/2028	1,655	1,959,838

Total Governments–Treasuries (cost $185,671,514)		201,593,715

	Shares
INVESTMENT COMPANIES–5.0%
FUNDS AND INVESTMENT TRUSTS–5.0%(f)
Vanguard Global ex-U.S. Real Estate ETF	253,343	13,759,058
Vanguard Real Estate ETF	158,684	13,477,032

Total Investment Companies (cost $25,954,766)		27,236,090

RIGHTS–0.0%
ENERGY–0.0%
Repsol SA, expiring 01/08/2021(a) (cost $5,322)	15,165	5,200

SHORT-TERM INVESTMENTS–0.8%
INVESTMENT COMPANIES–0.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(f)(g)(h) (cost $4,201,162)	4,201,162	4,201,162

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–98.4% (cost $400,352,065)		540,092,969

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.0%
INVESTMENT COMPANIES–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio Class AB, 0.03%(f)(g)(h) (cost $66,750)	66,750	$66,750

TOTAL INVESTMENTS–98.4% (cost $400,418,815)		$540,159,719
Other assets less liabilities–1.6%		8,626,354

NET ASSETS–100.0%		$548,786,073

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	101	March 2021	$11,464,210	$20,407
10 Yr Canadian Bond Futures	26	March 2021	3,045,487	9,869
E-Mini Russell 2000 Futures	154	March 2021	15,205,960	562,645
Mini MSCI EAFE Futures	6	March 2021	639,240	8,791
MSCI Emerging Market Futures	447	March 2021	28,791,270	830,249
MSCI Singapore IX ETS Futures	299	January 2021	7,314,369	(44,338)
S&P Mid 400 E Mini Futures	65	March 2021	14,972,750	442,123
U.S. T-Note 10 Yr (CBT) Futures	478	March 2021	66,001,344	2,074

Sold Contracts
Euro STOXX 50 Index Futures	443	March 2021	19,212,280	(266,222)
FTSE 100 Index Futures	74	March 2021	6,496,723	56,774
Hang Seng Index Futures	27	January 2021	4,739,876	(147,852)
S&P 500 E-Mini Futures	23	March 2021	4,311,120	(101,483)
SPI 200 Futures	58	March 2021	7,307,565	42,354
TOPIX Index Futures	21	March 2021	3,669,992	(91,262)

				$1,324,129

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	1,003	USD	769	03/15/2021	$(19,272)
Barclays Bank PLC	GBP	821	USD	1,088	03/15/2021	(34,585)
Barclays Bank PLC	USD	6,793	CAD	8,799	03/15/2021	121,134
BNP Paribas SA	AUD	1,551	USD	1,174	03/15/2021	(23,001)

24

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	GBP	3,282	USD	4,390	03/15/2021	$(100,218)
BNP Paribas SA	JPY	780,952	USD	7,534	03/15/2021	(35,694)
BNP Paribas SA	NZD	1,171	USD	831	03/15/2021	(11,972)
BNP Paribas SA	SEK	20,544	USD	2,427	03/15/2021	(72,270)
BNP Paribas SA	USD	6,161	EUR	5,046	03/15/2021	13,656
Citibank, NA	CHF	6,764	USD	7,618	03/15/2021	(38,164)
Citibank, NA	SEK	21,956	USD	2,600	03/15/2021	(71,136)
Credit Suisse International	CHF	962	USD	1,055	03/15/2021	(33,853)
Goldman Sachs Bank USA	EUR	11,245	USD	13,598	03/15/2021	(161,548)
Goldman Sachs Bank USA	USD	926	JPY	96,095	03/15/2021	5,778
Goldman Sachs Bank USA	USD	1,372	NZD	1,952	03/15/2021	32,901
JPMorgan Chase Bank, NA	EUR	2,294	USD	2,735	03/15/2021	(72,187)
JPMorgan Chase Bank, NA	GBP	756	USD	1,004	03/15/2021	(29,564)
JPMorgan Chase Bank, NA	JPY	324,240	USD	3,133	03/15/2021	(9,401)
JPMorgan Chase Bank, NA	SEK	20,534	USD	2,454	03/15/2021	(44,076)
JPMorgan Chase Bank, NA	USD	1,637	EUR	1,344	03/15/2021	7,001
JPMorgan Chase Bank, NA	USD	875	JPY	91,237	03/15/2021	9,776
JPMorgan Chase Bank, NA	USD	1,102	NOK	9,974	03/15/2021	61,228
JPMorgan Chase Bank, NA	USD	4,537	SEK	38,820	03/15/2021	184,972
Morgan Stanley Capital Services, Inc.	AUD	6,886	USD	5,113	03/15/2021	(199,296)
Morgan Stanley Capital Services, Inc.	EUR	8,243	USD	9,963	03/15/2021	(123,488)
Morgan Stanley Capital Services, Inc.	JPY	391,104	USD	3,720	03/15/2021	(70,827)
Morgan Stanley Capital Services, Inc.	USD	1,832	GBP	1,363	03/15/2021	32,710
Morgan Stanley Capital Services, Inc.	USD	4,125	JPY	429,870	03/15/2021	41,959
Morgan Stanley Capital Services, Inc.	USD	2,804	SEK	24,215	03/15/2021	141,108
Natwest Markets PLC	JPY	249,348	USD	2,399	03/15/2021	(18,283)
State Street Bank & Trust Co.	USD	81	GBP	60	03/15/2021	1,149

						$(515,463)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate market value of these securities amounted to $2,687,004 or 0.5% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

26

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2020	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $396,150,903)	$535,891,807	(a)
Affiliated issuers (cost $4,267,912—including investment of cash collateral for securities loaned of $66,750)	4,267,912
Cash collateral due from broker	8,594,020
Foreign currencies, at value (cost $558,682)	568,446
Receivable for investment securities sold	4,287,609
Unaffiliated interest and dividends receivable	1,597,945
Unrealized appreciation on forward currency exchange contracts	653,372
Receivable for variation margin on futures	39,942
Receivable for capital stock sold	18,254
Affiliated dividends receivable	166

Total assets	555,919,473

LIABILITIES
Payable for investment securities purchased	4,892,015
Unrealized depreciation on forward currency exchange contracts	1,168,835
Payable for capital stock redeemed	387,226
Advisory fee payable	322,473
Distribution fee payable	115,256
Payable for collateral received on securities loaned	66,750
Administrative fee payable	20,350
Transfer Agent fee payable	146
Accrued expenses and other liabilities	160,349

Total liabilities	7,133,400

NET ASSETS	$548,786,073

COMPOSITION OF NET ASSETS
Capital stock, at par	$39,778
Additional paid-in capital	416,890,272
Distributable earnings	131,856,023

	$548,786,073

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$364,034	26,200	$13.89

B	$548,422,039	39,751,803	$13.80

(a)	Includes securities on loan with a value of $410,499 (see Note E).

See notes to financial statements.

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2020	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $337,706)	$6,620,074
Affiliated issuers	61,087
Interest	3,805,144
Securities lending income	11,124

10,497,429

EXPENSES
Advisory fee (see Note B)	3,699,968
Distribution fee—Class B	1,320,485
Transfer agency—Class A	2
Transfer agency—Class B	3,011
Custody and accounting	195,082
Audit and tax	115,181
Administrative	73,581
Legal	50,143
Printing	34,085
Directors’ fees	23,946
Miscellaneous	60,690

Total expenses	5,576,174
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(13,618)

Net expenses	5,562,556

Net investment income	4,934,873

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	2,427,646
Forward currency exchange contracts	(1,484,368)
Futures	(13,930,447)
Options written	238,227
Swaps	1,952,050
Foreign currency transactions	730,831
Net change in unrealized appreciation/depreciation of:
Investments(b)	28,037,755
Forward currency exchange contracts	(168,683)
Futures	909,334
Foreign currency denominated assets and liabilities	105,311

Net gain on investment and foreign currency transactions	18,817,656

NET INCREASE IN NET ASSETS FROM OPERATIONS	$23,752,529

(a)	Net of foreign capital gains taxes of $46.

(b)	Net of decrease in accrued foreign capital gains taxes of $4,724.

See notes to financial statements.

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DYNAMIC ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,934,873	$8,401,682
Net realized loss on investment and foreign currency transactions	(10,066,061)	(3,231,753)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	28,883,717	73,276,621

Net increase in net assets from operations	23,752,529	78,446,550
Distributions to Shareholders
Class A	(6,470)	(7,906)
Class B	(7,947,724)	(10,638,376)
CAPITAL STOCK TRANSACTIONS
Net decrease	(36,380,539)	(32,253,889)

Total increase (decrease)	(20,582,204)	35,546,379
NET ASSETS
Beginning of period	569,368,277	533,821,898

End of period	$548,786,073	$569,368,277

See notes to financial statements.

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2020	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P’s (the “Adviser’s”) determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

30

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread

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DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$39,309,180		$14,504,787		$–0	–	$53,813,967
Financials	14,826,217		26,732,560		–0	–	41,558,777
Health Care	19,674,699		20,702,358		0	(a)	40,377,057
Consumer Discretionary	18,131,090		21,022,842		–0	–	39,153,932
Industrials	12,351,965		24,639,375		–0	–	36,991,340
Consumer Staples	10,744,991		16,609,575		–0	–	27,354,566
Communication Services	15,231,026		8,583,610		–0	–	23,814,636
Materials	3,743,313		13,020,324		–0	–	16,763,637
Utilities	3,848,600		6,463,292		–0	–	10,311,892
Real Estate	3,396,444		5,086,028		–0	–	8,482,472
Energy	3,234,867		5,199,659		–0	–	8,434,526
Governments—Treasuries	–0	–	201,593,715		–0	–	201,593,715
Investment Companies	27,236,090		–0	–	–0	–	27,236,090
Rights	5,200		–0	–	–0	–	5,200
Short-Term Investments:
Investment Companies	4,201,162		–0	–	–0	–	4,201,162
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	66,750		–0	–	–0	–	66,750

Total Investments in Securities	176,001,594		364,158,125		–0	–	540,159,719
Other Financial Instruments(b):
Assets:
Futures	1,975,286		–0	–	–0	–	1,975,286	(c)
Forward Currency Exchange Contracts	–0	–	653,372		–0	–	653,372
Liabilities:
Futures	(458,967)		(192,190)		–0	–	(651,157	)(c)
Forward Currency Exchange Contracts	–0	–	(1,168,835)		–0	–	(1,168,835)

Total	$177,517,913		$363,450,472		$–0	–	$540,968,385

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade

32

AB Variable Products Series Fund

and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2021 and then may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2020, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2020, the reimbursement for such services amounted to $73,581.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2020.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2020, such waiver amounted to $13,253.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$12,784	$153,689	$162,272	$4,201	$61
Government Money Market Portfolio*	0	70,835	70,768	67	1

Total				$4,268	$62

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

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AB Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$26,940,720	$66,409,203
U.S. government securities	39,150,753	31,427,469

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$402,447,263

Gross unrealized appreciation	$158,738,204
Gross unrealized depreciation	(21,236,571)

Net unrealized appreciation	$137,501,633

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2020, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2020, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2020, the Portfolio held written options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

36

AB Variable Products Series Fund

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2020, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$32,350	*
Equity contracts	Receivable/Payable for variation margin on futures	1,942,936	*	Receivable/Payable for variation margin on futures	$651,157	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	653,372		Unrealized depreciation on forward currency exchange contracts	1,168,835

Total		$2,628,658			$1,819,992

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$995,299	$557,967

38

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(14,925,746)	$351,367

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,484,368)	(168,683)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	238,227	–0	–

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,952,050	–0	–

Total		$(13,224,538)	$740,651

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2020:

Futures:
Average notional amount of buy contracts	$101,060,610
Average notional amount of sale contracts	$78,158,386
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$60,893,633
Average principal amount of sale contracts	$93,564,381
Options Written:
Average notional amount	$28,400,000	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$17,648,038	(b)

(a)	Positions were open for one month during the year.

(b)	Positions were open for eight months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Barclays Bank PLC	$121,134	$(34,585)	$–0	–	$–0	–	$86,549
BNP Paribas SA	13,656	(13,656)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	38,679	(38,679)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	262,977	(155,228)	–0	–	–0	–	107,749
Morgan Stanley Capital Services, Inc.	215,777	(215,777)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	1,149	–0	–	–0	–	–0	–	1,149

Total	$653,372	$(457,925)	$–0	–	$–0	–	$195,447	^

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$19,272	$–0	–	$–0	–	$–0	–	$19,272
Barclays Bank PLC	34,585	(34,585)		–0	–	–0	–	–0	–
BNP Paribas SA	243,155	(13,656)		–0	–	–0	–	229,499
Citibank, NA	109,300	–0	–	–0	–	–0	–	109,300
Credit Suisse International	33,853	–0	–	–0	–	–0	–	33,853
Goldman Sachs Bank USA	161,548	(38,679)		–0	–	–0	–	122,869
JPMorgan Chase Bank, NA	155,228	(155,228)		–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	393,611	(215,777)		–0	–	–0	–	177,834
Natwest Markets PLC	18,283	–0	–	–0	–	–0	–	18,283

Total	$1,168,835	$(457,925)		$–0	–	$–0	–	$710,910	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the

40

AB Variable Products Series Fund

Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2020 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$410,499	$66,750	$358,901	$9,685	$1,439	$365

*	As of December 31, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Class A
Shares sold	6,869	3,650	$86,958	$46,170
Shares issued in reinvestment of dividends and distributions	502	618	6,470	7,906
Shares redeemed	(9,641)	(5,604)	(126,155)	(71,327)

Net decrease	(2,270)	(1,336)	$(32,727)	$(17,251)

Class B
Shares sold	1,311,598	2,194,218	$16,672,485	$28,084,156
Shares issued in reinvestment of dividends and distributions	619,947	837,008	7,947,724	10,638,376
Shares redeemed	(4,763,950)	(5,568,513)	(60,968,021)	(70,959,170)

Net decrease	(2,832,405)	(2,537,287)	$(36,347,812)	$(32,236,638)

At December 31, 2020, certain shareholders of the Portfolio owned 91% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

41

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk—The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investment risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk—The Portfolio’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or

42

AB Variable Products Series Fund

any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2020.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020		2019
Distributions paid from:
Ordinary income	$7,954,194		$10,014,238

Net long-term capital gains	–0	–	632,044

Total taxable distributions paid	$7,954,194		$10,646,282

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,046,295
Accumulated capital and other losses	(10,830,539	)(a)
Unrealized appreciation/(depreciation)	137,640,267	(b)

Total accumulated earnings/(deficit)	$131,856,023

(a)	As of December 31, 2020, the Portfolio had a net capital loss carryforward of $9,767,499. As of December 31, 2020, the cumulative deferred loss on straddles was $1,063,040.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, the tax treatment of partnership investments, and corporate restructuring.

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio had a net short-term capital loss carryforward of $7,544,796 and a net long-term capital loss carryforward of $2,222,703, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

44

DYNAMIC ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.46	$11.91	$13.07	$11.63	$11.33

Income From Investment Operations
Net investment income (a)(b)	.15	.23	.20	.17	.13†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51	1.60	(1.11)	1.52	.27
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.66	1.83	(.91)	1.69	.40

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.27)	(.23)	(.25)	(.10)
Distributions from net realized gain on investment transactions	–0	–	(.01)	(.02)	–0	–	(.00	)(c)

Total dividends and distributions	(.23)	(.28)	(.25)	(.25)	(.10)

Net asset value, end of period	$13.89	$13.46	$11.91	$13.07	$11.63

Total Return
Total investment return based on net asset value (d)	5.02%	15.51%	(7.07)%	14.67%	3.59	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$364	$383	$355	$328	$303
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.80%	.80%	.78%	.77%	.79%
Expenses, before waivers/reimbursements (e)‡	.80%	.80%	.79%	.78%	.81%
Net investment income (b)	1.18%	1.78%	1.60%	1.39%	1.11	%†
Portfolio turnover rate	13%	19%	24%	20%	64%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.02%	.03%	.04%	.04%

See footnote summary on page 46.

45

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.36	$11.82	$12.98	$11.56	$11.26

Income From Investment Operations
Net investment income (a)(b)	.12	.19	.17	.14	.10†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51	1.60	(1.11)	1.50	.27
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.63	1.79	(.94)	1.64	.37

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.24)	(.20)	(.22)	(.07)
Distributions from net realized gain on investment transactions	–0	–	(.01)	(.02)	–0	–	(.00	)(c)

Total dividends and distributions	(.19)	(.25)	(.22)	(.22)	(.07)

Net asset value, end of period	$13.80	$13.36	$11.82	$12.98	$11.56

Total Return
Total investment return based on net asset value (d)	4.86%	15.24%	(7.35)%	14.32%	3.37	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$548,422	$568,985	$533,467	$604,703	$558,725
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	1.05%	1.05%	1.03%	1.03%	1.05%
Expenses, before waivers/reimbursements (e)‡	1.06%	1.05%	1.04%	1.04%	1.07%
Net investment income (b)	.93%	1.51%	1.35%	1.15%	.89	%†
Portfolio turnover rate	13%	19%	24%	20%	64%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
Portfolios	.01%	.02%	.03%	.04%	.04%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018, December 31, 2017 and December 31, 2016, such waiver amounted to .01%, .01% and .02%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.00005	.0004%	.0004%

See notes to financial statements.

46

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Dynamic Asset Allocation Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Dynamic Asset Allocation Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 12, 2021

47

2020 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2020. For corporate shareholders, 35.60% of dividends paid qualify for the dividends received deduction.

48

DYNAMIC ASSET ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Brian T. Brugman(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Messrs. Brugman and Loewy are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021.

49

DYNAMIC ASSET ALLOCATION PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004 . Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004 .	74	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

50

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

51

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

52

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. He is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

53

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Brian T. Brugman 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Daniel J. Loewy 46	Vice President

Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

^	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

54

DYNAMIC ASSET ALLOCATION PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

55

DYNAMIC ASSET ALLOCATION PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the

56

AB Variable Products Series Fund

Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the those of Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

57

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

58

VPS-DAA-0151-1220

DEC    12.31.20

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2021

The following is an update of AB Variable Products Series Fund—Global Risk Allocation—Moderate Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2020.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to seek long-term growth of capital while seeking to limit volatility. In making decisions on the allocation of assets among “growth assets” and “safety assets,” the Adviser uses a risk-weighted allocation methodology based on the expected “tail risk” of each asset class. For purposes of the Portfolio, growth assets include global equities and, at times, high-yield fixed-income securities (commonly known as “junk bonds”), and safety assets include government securities of developed countries. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material or “tail” losses. To execute this strategy, the percentage loss that will constitute a tail loss is calculated for each asset class based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute the majority of the expected risk of tail loss (“tail risk”) of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser makes frequent adjustments to the Portfolio’s asset-class exposures based on these tail-risk determinations. To help limit tail risk, the Portfolio utilizes a risk-management strategy involving the purchase of put options and sale of call options on equity indices, equity index futures or exchange-traded funds (“ETFs”). The Adviser will on a best-efforts basis seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis. Actual results may vary.

The Adviser also assesses tail risk on a security, sector and country basis, and makes adjustments to the Portfolio’s allocations within each asset class when practicable. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio’s investments in high-yield fixed-income securities will not exceed 10% of the Portfolio’s net assets. The Portfolio’s investments in each asset class will generally be global in nature.

The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures contracts, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio’s assets may be held in cash or invested in cash equivalents to cover the Portfolio’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money-market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset-class exposure so that the Portfolio’s aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).

Currency exchange-rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net, USD hedged) and a 60%/40% blend of the MSCI World Index (net, USD hedged) and the Bloomberg Barclays Global G7 Treasury Index (USD hedged), for the one- and five-year periods ended December 31, 2020, and the period since the Portfolio’s inception on April 28, 2015.

All share classes of the Portfolio underperformed the primary and blended benchmarks for the annual period. The Portfolio allocated most of its risk to global equity, with the balance allocated to government bonds. The Portfolio’s systematic equity downside protection strategy detracted from performance for the whole period. The Portfolio’s timing of equity relative to bond exposures detracted from performance versus the blended benchmark, mainly because of an underweight of equity exposure due to the risk cap, when the ex-ante risk measure post market crisis remained high during the equity rebound after March. Tactical currency hedging decisions contributed to relative performance.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes, including futures, forwards, written options, written swaptions and interest rate swaps, which detracted from absolute returns, while variance swaps and purchased options added and purchased swaptions had no material impact.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities recorded positive returns for the annual period ended December 31, 2020, erasing losses from lows reached in late March

1

AB Variable Products Series Fund

when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the annual period, large-cap stocks, led by US technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

Global fixed-income market returns were positive yet volatile over the annual period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, setting the stage for a rebound in risk assets following the initial sell-off in March. Government bonds rallied as interest rates were slashed. Risk assets began to rally significantly in November when positive vaccine news extended the credit rally. Developed-market and emerging-market investment-grade corporate bonds and commercial mortgage-backed securities led gains as investors searched for higher yields in a period of falling interest rates. Global developed-market high-yield corporate bonds also had strong returns, particularly in the US. Agency mortgage-backed securities, along with emerging-market local-currency debt and high-yield hard-currency sovereign bonds, had positive returns but trailed global treasuries. The US dollar declined against all major developed-market currencies and was mixed against emerging-market currencies. Brent crude oil prices were volatile and fell about 21% due to an uncertain oil industry outlook. Copper prices advanced more than 25%, and gold rose 24% as a perceived inflation hedge.

2

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and Bloomberg Barclays Global G7 Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, hedged to the US dollar. The Bloomberg Barclays Global G7 Treasury Index tracks fixed-rate local-currency government debt of investment-grade G7 countries. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High-Yield Securities Risk: Investments in fixed-income securities with ratings below investment-grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS PERIODS ENDED DECEMBER 31, 2020 (unaudited)	Net Asset Value Returns
	1 Year	5 Years	Since Inception[1]

Global Risk Allocation—Moderate Portfolio Class A	2.72%	6.12%	4.23%

Global Risk Allocation—Moderate Portfolio Class B	2.45%	5.86%	3.97%

Primary Benchmark: MSCI World Index (net, USD hedged)	14.27%	12.30%	9.71%

Blended Benchmark: 60% MSCI World Index (net, USD hedged)/ 40% Bloomberg Barclays Global G7 Treasury Index (USD hedged)	11.41%	9.26%	7.51%
1 Inception date: 4/28/2015.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.02% and 1.27% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs to 0.75% and 1.00% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2021, and may be extended by the Adviser for additional one-year terms. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

4/28/20151 TO 12/31/2020 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Risk Allocation—Moderate Portfolio Class A shares (from 4/28/20151 to 12/31/2020) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/28/2015.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,101.50	$3.64	0.69%	$3.96	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.67	$3.51	0.69%	$3.81	0.75%

Class B
Actual	$1,000	$1,100.30	$4.96	0.94%	$5.28	1.00%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.41	$4.77	0.94%	$5.08	1.00%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$42,010,198	48.4%
Inflation-Linked Securities	11,941,667	13.8
Options Purchased—Puts	108,971	0.1
Short-Term Investments	32,750,984	37.7

Total Investments	$86,811,820	100.0%

COUNTRY BREAKDOWN2

December 31, 2020 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$46,442,079	53.5%
Japan	7,585,147	8.8
Germany	20,072	0.0
United Kingdom	13,538	0.0
Short-Term Investments	32,750,984	37.7

Total Investments	$86,811,820	100.0%

1	All data are as of December 31, 2020. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	All data are as of December 31, 2020. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time.

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2020	AB Variable Products Series Fund

Company			Shares	U.S. $ Value

INVESTMENT COMPANIES–46.8%
FUNDS AND INVESTMENT TRUSTS–46.8%(a)
iShares Core MSCI EAFE ETF			76,670	$5,297,131
iShares Core S&P 500 ETF			31,275	11,740,322
iShares MSCI EAFE ETF			75,980	5,543,501
SPDR S&P 500 ETF Trust			18,981	7,096,616
Vanguard S&P 500 ETF			35,883	12,332,628

Total Investment Companies (cost $28,914,512)				42,010,198

			Principal Amount (000)
INFLATION-LINKED SECURITIES–13.3%
JAPAN–8.4%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027		JPY	779,137	7,583,636

UNITED STATES–4.9%
U.S. Treasury Inflation Indexed Bonds 0.375%, 07/15/2025 (TIPS)(b)	$		3,969	4,358,031

Total Inflation-Linked Securities (cost $11,350,660)				11,941,667

			Notional Amount
OPTIONS PURCHASED–PUTS–0.1%
OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.1%
SPDR S&P 500 ETF Trust Expiration: Jan 2021; Contracts: 3,500; Exercise Price: USD 3,630.00; Counterparty: Morgan Stanley & Co., Inc.(c)		USD	12,705,000	73,850

OPTIONS ON EQUITY INDICES–0.0%
Euro STOXX 50 Index Expiration: Jan 2021; Contracts: 530; Exercise Price: EUR 3,475.00; Counterparty: Morgan Stanley & Co., Inc.(c)		EUR	1,841,750	20,072
Company			Notional Amount	U.S. $ Value

FTSE 100 Index Expiration: Jan 2021; Contracts: 110; Exercise Price: GBP 6,400.00; Counterparty: Morgan Stanley & Co., Inc.(c)		GBP	704,000	$13,538
Nikkei 225 Index Expiration: Jan 2021; Contracts: 6,000; Exercise Price: JPY 26,000.00; Counterparty: Morgan Stanley & Co., Inc.(c)		JPY	156,000,000	1,511

				35,121

Total Options Purchased–Puts (premiums paid $250,160)				108,971

			Principal Amount (000)
SHORT-TERM INVESTMENTS–36.6%

GOVERNMENTS– TREASURIES–20.0%
GERMANY–20.0%
German Treasury Bill Zero Coupon, 03/03/2021(d) (cost $18,005,938)		EUR	14,665	17,937,534

			Shares
INVESTMENT COMPANIES–13.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(a)(e)(f) (cost $12,179,518)			12,179,518	12,179,518

			Principal Amount (000)

U.S. TREASURY BILLS–3.0%
U.S. Treasury Bill Zero Coupon, 01/21/2021 (cost $2,633,868)	$		2,634	2,633,932

Total Short-Term Investments (cost $32,819,324)				32,750,984

TOTAL INVESTMENTS–96.8% (cost $73,334,656)				86,811,820
Other assets less liabilities–3.2%				2,896,118

NET ASSETS–100.0%				$89,707,938

8

AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	5	March 2021	$585,671	$2,623
10 Yr Mini Japan Government Bond Futures	72	March 2021	10,587,846	(8,868)
Euro STOXX 50 Index Futures	58	March 2021	2,515,377	16,752
Euro-BOBL Futures	8	March 2021	1,321,141	193
Euro-BTP Futures	12	March 2021	2,228,436	23,438
Euro-Bund Futures	4	March 2021	868,056	1,851
Euro-OAT Futures	14	March 2021	2,870,926	14,175
FTSE 100 Index Futures	11	March 2021	965,729	(14,250)
Long Gilt Futures	27	March 2021	5,004,479	50,924
Mini MSCI Emerging Market Futures	10	January 2021	244,628	(1,318)
Nikkei 225 (CME) Futures	7	March 2021	963,725	28,678
S&P 500 E-Mini Futures	28	March 2021	5,248,320	93,880
S&P Mid 400 E-Mini Futures	5	March 2021	1,151,750	30,715
S&P/TSX 60 Index Futures	13	March 2021	2,101,610	(25,416)
SPI 200 Futures	3	March 2021	377,977	(6,155)
TOPIX Index Futures	13	January 2021	296,772	(1,191)
TOPIX Index Futures	6	March 2021	1,048,569	32,210
U.S. T-Note 5 Yr (CBT) Futures	19	March 2021	2,397,117	5,908
U.S. T-Note 10 Yr (CBT) Futures	37	March 2021	5,108,891	6,317
U.S. Ultra Bond (CBT) Futures	5	March 2021	1,067,813	(16,727)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	6	March 2021	882,320	78

				$233,817

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	679	AUD	963	01/12/2021	$63,589
Citibank, NA	GBP	1,187	USD	1,584	01/21/2021	(39,925)
Citibank, NA	USD	1,152	GBP	858	01/21/2021	21,078
Citibank, NA	CAD	514	USD	400	02/18/2021	(4,136)
Citibank, NA	USD	1,780	EUR	1,457	03/17/2021	3,174
HSBC Bank USA	AUD	1,050	USD	749	01/12/2021	(60,423)
HSBC Bank USA	CHF	913	USD	1,005	01/29/2021	(27,220)
Morgan Stanley Capital Services, Inc.	EUR	876	USD	1,073	03/17/2021	722
Morgan Stanley Capital Services, Inc.	EUR	3,178	USD	3,885	03/17/2021	(3,363)
Standard Chartered Bank	USD	717	AUD	979	01/12/2021	37,988
State Street Bank & Trust Co.	AUD	1,075	USD	797	01/12/2021	(31,961)
State Street Bank & Trust Co.	SEK	5,151	USD	597	01/15/2021	(28,961)
State Street Bank & Trust Co.	USD	347	SEK	2,941	01/15/2021	10,123
State Street Bank & Trust Co.	GBP	281	USD	376	01/21/2021	(8,169)
State Street Bank & Trust Co.	USD	450	GBP	334	01/21/2021	6,463

9

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CAD	801	USD	621	02/18/2021	$(8,486)
State Street Bank & Trust Co.	USD	1,471	CAD	1,884	02/18/2021	9,316
State Street Bank & Trust Co.	JPY	2,150,475	USD	20,666	02/26/2021	(173,666)
State Street Bank & Trust Co.	USD	9,124	JPY	944,579	02/26/2021	29,885
State Street Bank & Trust Co.	EUR	14,688	USD	18,064	03/17/2021	91,151
State Street Bank & Trust Co.	USD	898	EUR	736	03/17/2021	2,205
UBS AG	AUD	406	USD	307	01/12/2021	(6,381)
UBS AG	GBP	577	USD	765	01/21/2021	(24,443)

						$(141,440)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(g)	Morgan Stanley & Co., Inc.	53	EUR	3,325.00	January 2021	EUR	1,762	$12,927	$(8,320)
FTSE 100 Index(g)	Morgan Stanley & Co., Inc.	11	GBP	6,050.00	January 2021	GBP	666	4,212	(4,062)
Nikkei 225 Index(h)	Morgan Stanley & Co., Inc.	6	JPY	24,750.00	January 2021	JPY	148,500	6,038	(610)
SPDR S&P 500 ETF Trust(i)	Morgan Stanley & Co., Inc.	35	USD	3,470.00	January 2021	USD	12,145	88,969	(28,525)

								$112,146	$(41,517)

10

AB Variable Products Series Fund

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of this security amounted to $17,937,534 or 20.0% of net assets.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	One contract relates to 10 shares.

(h)	One contract relates to 1,000 shares.

(i)	One contract relates to 100 shares.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

SEK—Swedish Krona

USD—United States Dollar

Glossary:

BOBL—Bundesobligationen

BTP—Buoni del Tesoro Poliennali

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2020	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $61,155,138)	$74,632,302
Affiliated issuers (cost $12,179,518)	12,179,518
Cash collateral due from broker	1,383,495
Foreign currencies, at value (cost $1,465,595)	1,483,648
Receivable for capital stock sold	314,976
Unrealized appreciation on forward currency exchange contracts	275,694
Receivable for variation margin on futures	54,224
Unaffiliated dividends receivable	39,668
Receivable for investment securities sold	10,249
Affiliated dividends receivable	319

Total assets	90,374,093

LIABILITIES
Options written, at value (premiums received $112,146)	41,517
Unrealized depreciation on forward currency exchange contracts	417,134
Payable for investment securities purchased	50,094
Audit and tax fee payable	45,263
Advisory fee payable	25,444
Administrative fee payable	20,475
Payable for capital stock redeemed	19,339
Distribution fee payable	18,904
Transfer Agent fee payable	146
Accrued expenses	27,839

Total liabilities	666,155

NET ASSETS	$89,707,938

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,202
Additional paid-in capital	76,983,462
Distributable earnings	12,716,274

$89,707,938

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$12,119	1,100	$11.02

B	$89,695,819	8,200,901	$10.94

See notes to financial statements.

12

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2020	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$791,281
Affiliated issuers	67,562
Interest(a)	(31,408)
Securities lending income	7,987

835,422

EXPENSES
Advisory fee (see Note B)	525,678
Distribution fee—Class B	219,003
Transfer agency—Class B	2,124
Custody and accounting	88,333
Administrative	74,080
Audit and tax	57,521
Legal	22,418
Printing	18,781
Directors’ fees	17,286
Miscellaneous	26,343

Total expenses	1,051,567
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(228,708)

Net expenses	822,859

Net investment income	12,563

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	5,096,935
Forward currency exchange contracts	(513,116)
Futures	(2,676,175)
Options written	(3,162,964)
Swaps	189,651
Swaptions written	(336,262)
Foreign currency transactions	420,116
Net change in unrealized appreciation/depreciation of:
Investments	2,503,142
Forward currency exchange contracts	(19,582)
Futures	288,233
Options written	58,817
Swaps	12,695
Foreign currency denominated assets and liabilities	14,685

Net gain on investment and foreign currency transactions	1,876,175

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,888,738

(a)	The negative interest income reflects coupon income adjusted for fluctuations in the inflation index related to inflation-indexed bonds and the amortization of premiums.

See notes to financial statements.

13

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$12,563	$727,490
Net realized gain (loss) on investment transactions and foreign currency transactions	(981,815)	3,587,136
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,857,990	10,646,497

Net increase in net assets from operations	1,888,738	14,961,123
Distributions to Shareholders
Class A	(565)	(263)
Class B	(3,956,811)	(1,823,657)
CAPITAL STOCK TRANSACTIONS
Net decrease	(3,585,153)	(6,913,088)

Total increase (decrease)	(5,653,791)	6,224,115
NET ASSETS
Beginning of period	95,361,729	89,137,614

End of period	$89,707,938	$95,361,729

See notes to financial statements.

14

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2020	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. At December 31, 2020 the Adviser was the sole shareholder of Class A shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based

16

AB Variable Products Series Fund

upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$42,010,198		$–0	–	$–0	–	$42,010,198
Inflation-Linked Securities	–0	–	11,941,667		–0	–	11,941,667
Options Purchased—Puts	–0	–	108,971		–0	–	108,971
Short-Term Investments:
Governments—Treasuries	–0	–	17,937,534		–0	–	17,937,534
Investment Companies	12,179,518		–0	–	–0	–	12,179,518
U.S. Treasury Bills	–0	–	2,633,932		–0	–	2,633,932

Total Investments in Securities	54,189,716		32,622,104		–0	–	86,811,820
Other Financial Instruments(a):
Assets:
Futures	279,064		28,678		–0	–	307,742	(b)
Forward Currency Exchange Contracts	–0	–	275,694		–0	–	275,694
Liabilities:
Futures	(71,416)		(2,509)		–0	–	(73,925	)(b)
Forward Currency Exchange Contracts	–0	–	(417,134)		–0	–	(417,134)
Put Options Written	–0	–	(41,517)		–0	–	(41,517)

Total	$54,397,364		$32,465,316		$–0	–	$86,862,680

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $100 million, .45% of the excess over $100 million up to $1 billion and .40% of the excess over $1 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Prior to January 1, 2020, the Portfolio paid the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses, to the extent necessary to limit total operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), inclusive of the Portfolio’s proportionate share of fees and expenses of registered investment companies or series thereof in which the Portfolio invests (“Acquired Fund Expenses”) on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B, respectively. The Expense Caps may not be terminated by the Adviser before May 1, 2021. For the year ended December 31, 2020, the reimbursements/waivers, exclusive of Acquired Fund Expenses, amounted to $174,167. For the year ended December 31, 2020, such waiver for Acquired Fund Expenses for both affiliated and unaffiliated underlying portfolios amounted to $18,184 and $35,851, respectively.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$15,287	$45,229	$48,336	$12,180	$68
AB Government Money Market Portfolio*	1,040	51,991	53,031	0	4

Total				$12,180	$72

*	Investments of cash collateral for securities lending transactions (see Note E).

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2020, the reimbursement for such services amounted to $74,080.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2020.

18

AB Variable Products Series Fund

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$17,601,910		$37,750,325
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$73,473,764

Gross unrealized appreciation	$14,342,093
Gross unrealized depreciation	(941,444)

Net unrealized appreciation	$13,400,649

19

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2020, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2020, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

20

AB Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Portfolio’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended December 31, 2020, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended December 31, 2020, the Portfolio held purchased swaptions for hedging and non-hedging purposes.

During the year ended December 31, 2020, the Portfolio held written options for hedging and non-hedging purposes. During the year ended December 31, 2020, the Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2020, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Variance Swaps:

The Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

22

AB Variable Products Series Fund

During the year ended December 31, 2020, the Portfolio held variance swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$105,507	*	Receivable/Payable for variation margin on futures	$25,595	*

Equity contracts	Receivable/Payable for variation margin on futures	202,235	*	Receivable/Payable for variation margin on futures	48,330	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	275,694		Unrealized depreciation on forward currency exchange contracts	417,134

Equity contracts	Investments in securities, at value	108,971

Equity contracts				Options written, at value	41,517

Total		$692,407			$532,576

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$458,562	$208,753

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,134,737)	79,480

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(513,116)	(19,582)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	680,952	(119,350)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(3,162,964)	58,817

23

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	$(336,262)	$–0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(45,621)	–0	–

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	235,272	12,695

Total		$(5,817,914)	$220,813

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2020:

Futures:
Average notional amount of buy contracts	$36,578,291
Average notional amount of sale contracts	$7,424,781
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,298,109
Average principal amount of sale contracts	$31,640,762
Purchased Options:
Average notional amount	$16,537,175
Purchased Swaptions:
Average notional amount	$7,161,000	(a)
Options Written:
Average notional amount	$16,466,236
Swaptions Written:
Average notional amount	$16,709,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$9,909,286	(b)
Variance Swaps:
Average notional amount	$358,581	(c)

(a)	Positions were open for three months during the year.

(b)	Positions were open for less than one month during the year.

(c)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Barclays Bank PLC	$63,589	$–0	–	$–0	–	$–0	–	$63,589
Citibank, NA	24,252	(24,252)		–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	722	(722)		–0	–	–0	–	–0	–
Standard Chartered Bank	37,988	–0	–	–0	–	–0	–	37,988
State Street Bank & Trust Co.	149,143	(149,143)		–0	–	–0	–	–0	–

Total	$275,694	$(174,117)		$–0	–	$–0	–	$101,577	^

24

AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citibank, NA	$44,061	$(24,252)		$–0	–	$–0	–	$19,809
HSBC Bank USA	87,643	–0	–	–0	–	–0	–	87,643
Morgan Stanley Capital Services, Inc.	3,363	(722)		–0	–	–0	–	2,641
State Street Bank & Trust Co.	251,243	(149,143)		–0	–	–0	–	102,100
UBS AG	30,824	–0	–	–0	–	–0	–	30,824

Total	$417,134	$(174,117)		$–0	–	$–0	–	$243,017	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

25

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	AB Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$0	$0	$0	$3,604	$4,383	$506

*	As of December 31, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Class B
Shares sold	618,184	655,805	$6,428,418	$6,900,710
Shares issued in reinvestment of dividends and distributions	383,737	173,003	3,956,326	1,823,446
Shares redeemed	(1,324,181)	(1,475,145)	(13,969,897)	(15,637,244)

Net decrease	(322,260)	(646,337)	$(3,585,153)	$(6,913,088)

There were no transactions in capital shares for Class A for the year ended December 31, 2020 and the year ended December 31, 2019.

At December 31, 2020, a shareholder of the Portfolio owned 97% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

26

AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2020.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,703,669	$1,823,920
Net long-term capital gains	2,253,707	–0	–

Total taxable distributions	$3,957,376	$1,823,920

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(715,878	)(a)
Other losses	(77	)(b)
Unrealized appreciation/(depreciation)	13,432,229	(c)

Total accumulated earnings/(deficit)	$12,716,274

(a)	As of December 31, 2020, the Portfolio had a net capital loss carryforward of $715,878.

(b)	As of December 31, 2020, the cumulative deferred loss on straddles was $77.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio had a net short-term capital loss carryforward of $715,878, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss and taxable overdistributions resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

28

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.27	$9.79	$10.83	$9.78	$9.40

Income From Investment Operations
Net investment income (a)(b)	.03	.11	.09	.06	.04
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	.23	1.61	(.55)	1.09	.37
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.26	1.72	(.46)	1.15	.41

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.24)	–0	–	(.05)	(.03)
Distributions from net realized gain on investment transactions	(.34)	–0	–	(.58)	(.05)	–0	–

Total dividends and distributions	(.51)	(.24)	(.58)	(.10)	(.03)

Net asset value, end of period	$11.02	$11.27	$9.79	$10.83	$9.78

Total Return
Total investment return based on net asset value (d)	2.72%	17.61%	(4.62)%	11.87%	4.39%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$12	$11	$12	$11
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements (e)(f)‡	.69%	.68%	.67%	.63%	.63%
Expenses, before waivers/ reimbursements (e)(f)‡	.95%	.95%	.92%	.94%	1.08%
Net investment income (b)	.27%	1.05%	.88%	.55%	.46%
Portfolio turnover rate	31%	29%	67%	59%	79%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06%	.07%	.08%	.11%	.12%

See footnote summary on page 31.

29

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

ClASS B
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.19	$9.72	$10.78	$9.75	$9.39

Income From Investment Operations
Net investment income (a)(b)	.00	(c)	.08	.07	.03	.02
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	.23	1.60	(.55)	1.09	.37
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.23	1.68	(.48)	1.12	.39

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.21)	–0	–	(.04)	(.03)
Distributions from net realized gain on investment transactions	(.34)	–0	–	(.58)	(.05)	–0	–

Total dividends and distributions	(.48)	(.21)	(.58)	(.09)	(.03)

Net asset value, end of period	$10.94	$11.19	$9.72	$10.78	$9.75

Total Return
Total investment return based on net asset value (d)	2.45%	17.32%	(4.84)%	11.50%	4.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,696	$95,350	$89,127	$98,502	$79,298
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements (e)(f)‡	.94%	.94%	.92%	.89%	.88%
Expenses, before waivers/ reimbursements (e)(f)‡	1.20%	1.20%	1.16%	1.17%	1.33%
Net investment income (b)	.01%	.78%	.64%	.31%	.24%
Portfolio turnover rate	31%	29%	67%	59%	79%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06%	.07%	.08%	.11%	.12%

See footnote summary on page 31.

30

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of affiliated/unaffiliated acquired fund fees and expenses, and for the year ended December 31, 2020, December 31, 2019, December 31, 2018 December 31, 2017 and December 31, 2016, such waiver amounted to .06%, .07%, .08%, .11% and .12%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Class A
Net of waivers/reimbursements	N/A	.68%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	.95%	N/A	N/A	N/A
Class B
Net of waivers/reimbursements	N/A	.94%	N/A	N/A	N/A
Before waivers/reimbursements	N/A	1.20%	N/A	N/A	N/A

See notes to financial statements.

31

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Risk Allocation-Moderate Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 12, 2021

32

2020 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2020. For corporate shareholders, 33.85% of dividends paid qualify for the dividends received deduction. The Portfolio designates $2,253,707 of dividends paid as long-term capital gain dividends.

33

GLOBAL RISK ALLOCATION—

MODERATE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer
Jeanette W. Loeb(1)
Carol C. McMullen(1)
Garry L. Moody(1)
Earl D. Weiner(1)

OFFICERS
Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021.

34

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

35

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin, ## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

36

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen, ## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody, ## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	74	None

37

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser. He is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

38

AB Variable Products Series Fund

Officer Information

Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

39

GLOBAL RISK ALLOCATION— MODERATE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

40

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Risk Allocation—Moderate Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the

41

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2019. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2018 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

42

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Class A Shares of the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

43

VPS-GRA-0151-1220

DEC    12.31.20

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL THEMATIC GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2021

The following is an update of AB Variable Products Series Fund—Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2020.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental research capabilities, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries. The Adviser will assess the effects of these trends on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed- and emerging-market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the one-, five- and 10-year periods ended December 31, 2020.

All share classes of the Portfolio outperformed the benchmark for the annual period. Stock selection in all sectors was positive; selection within the technology and health-care sectors contributed most, relative to the benchmark. In terms of sector allocation, an underweight to energy and an

1

AB Variable Products Series Fund

overweight to technology contributed, while underweights to consumer discretionary and communication services detracted. Country selection (a result of bottom-up security analysis driven by fundamental research) was negative; an underweight to the US detracted most but was partially offset by an underweight to the UK.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which detracted from absolute returns for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded positive returns for the annual period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the annual period, large-cap stocks, led by US technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

The Portfolio’s exposures remain focused on secular growth themes, particularly those promoting social and environmental sustainability. This has helped the Portfolio’s Senior Investment Management Team (the “Team”) to identify companies with strong competitive advantages and high returns on invested capital that the Team believes are more likely to sustain higher-than-average growth over the long term. The Team believes organic sales and earnings growth will be a key driver of returns going forward. The Portfolio is positioned particularly well in this regard.

2

GLOBAL THEMATIC GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL THEMATIC GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2020 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Global Thematic Growth Portfolio Class A	39.41%	17.32%	9.95%

Global Thematic Growth Portfolio Class B	39.08%	17.03%	9.67%

MSCI ACWI (net)	16.25%	12.26%	9.13%
1 Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.04% and 1.29% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.99% and 1.24% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2021, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2010 to 12/31/2020 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Thematic Growth Portfolio Class A shares (from 12/31/2010 to 12/31/2020) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

GLOBAL THEMATIC GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,306.80	$5.33	0.92%	$5.39	0.93%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.51	$4.67	0.92%	$4.72	0.93%

Class B
Actual	$1,000	$1,305.30	$6.78	1.17%	$6.84	1.18%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.25	$5.94	1.17%	$5.99	1.18%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Flex Ltd.	$5,350,848	2.9%
Infineon Technologies AG	5,187,158	2.8
Koninklijke Philips NV	4,658,464	2.5
Vestas Wind Systems A/S	4,646,631	2.5
Xylem, Inc./NY	4,071,600	2.2
Aptiv PLC	4,023,485	2.2
MSCI, Inc.—Class A	4,005,374	2.2
NIKE, Inc.—Class B	3,995,113	2.2
Bio-Rad Laboratories, Inc.—Class A	3,969,821	2.1
Chr Hansen Holding A/S	3,945,854	2.1

	$43,854,348	23.7%

SECTOR BREAKDOWN2

December 31, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$47,950,697	25.9%
Health Care	41,054,093	22.2
Industrials	33,559,882	18.1
Financials	21,236,704	11.5
Consumer Discretionary	11,400,700	6.2
Materials	7,338,846	4.0
Utilities	5,535,378	3.0
Consumer Staples	5,278,829	2.8
Communication Services	2,885,346	1.6
Short-Term Investments	8,794,504	4.7

Total Investments	$185,034,979	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$96,229,602	52.0%
Netherlands	14,068,652	7.6
Denmark	8,592,485	4.7
Switzerland	7,934,056	4.3
Germany	7,619,779	4.1
India	7,482,876	4.0
France	6,551,364	3.5
Ireland	6,439,401	3.5
Japan	5,989,330	3.2
Austria	3,625,063	2.0
Norway	3,581,920	1.9
China	2,885,346	1.6
Hong Kong	2,719,942	1.5
United Kingdom	2,520,659	1.4
Short-Term Investments	8,794,504	4.7

Total Investments	$185,034,979	100.0%

1	All data are as of December 31, 2020. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2020	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.1%
INFORMATION TECHNOLOGY–25.9%
COMMUNICATIONS EQUIPMENT–2.4%
Calix, Inc.(a)	36,348	$1,081,716
Lumentum Holdings, Inc.(a)	35,695	3,383,886

		4,465,602

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–4.8%
Flex Ltd.(a)	297,600	5,350,848
Keyence Corp.	6,100	3,431,351

		8,782,199

IT SERVICES–5.6%
Adyen NV(a)(b)	1,325	3,078,691
Square, Inc.–Class A(a)	11,779	2,563,582
Twilio, Inc.–Class A(a)	5,610	1,898,985
Visa, Inc.–Class A	13,190	2,885,049

		10,426,307

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.4%
Infineon Technologies AG	135,830	5,187,158
NXP Semiconductors NV	18,480	2,938,505

		8,125,663

SOFTWARE–6.8%
Dassault Systemes SE	16,090	3,263,365
Microsoft Corp.	14,540	3,233,987
Proofpoint, Inc.(a)	22,201	3,028,439
Zendesk, Inc.(a)	21,620	3,094,254

		12,620,045

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.9%
Apple, Inc.	26,610	3,530,881

		47,950,697

HEALTH CARE–22.1%
BIOTECHNOLOGY–1.3%
Abcam PLC	118,920	2,520,659

HEALTH CARE EQUIPMENT & SUPPLIES–8.6%
Alcon, Inc.(a)	41,710	2,769,381
Danaher Corp.	14,450	3,209,923
Koninklijke Philips NV(a)	86,480	4,658,464
STERIS PLC	18,201	3,449,818
West Pharmaceutical Services, Inc.	6,640	1,881,178

		15,968,764

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–4.0%
Apollo Hospitals Enterprise Ltd.	117,027	$3,850,636
Laboratory Corp. of America Holdings(a)	17,431	3,548,080

		7,398,716

LIFE SCIENCES TOOLS & SERVICES–8.2%
Bio-Rad Laboratories, Inc.–Class A(a)	6,810	3,969,821
Bruker Corp.	65,170	3,527,652
Gerresheimer AG	22,558	2,432,621
ICON PLC(a)	17,420	3,396,552
Tecan Group AG	3,750	1,839,308

		15,165,954

		41,054,093

INDUSTRIALS–18.1%
AEROSPACE & DEFENSE–1.7%
Hexcel Corp.	66,090	3,204,704

BUILDING PRODUCTS–2.0%
Trex Co., Inc.(a)	43,370	3,630,937

COMMERCIAL SERVICES & SUPPLIES–4.8%
Tetra Tech, Inc.	18,980	2,197,504
TOMRA Systems ASA	72,810	3,581,920
Waste Management, Inc.	27,010	3,185,289

		8,964,713

ELECTRICAL EQUIPMENT–6.0%
Rockwell Automation, Inc.	12,740	3,195,319
Schneider Electric SE	22,750	3,287,999
Vestas Wind Systems A/S	19,670	4,646,631

		11,129,949

MACHINERY–2.2%
Xylem, Inc./NY	40,000	4,071,600

PROFESSIONAL SERVICES–1.4%
Recruit Holdings Co., Ltd.	60,900	2,557,979

		33,559,882

FINANCIALS–11.5%
BANKS–6.0%
Erste Group Bank AG(a)	119,000	3,625,063
HDFC Bank Ltd.(a)	184,135	3,632,240
SVB Financial Group(a)	10,130	3,928,718

		11,186,021

CAPITAL MARKETS–4.0%
MSCI, Inc.–Class A	8,970	4,005,374
Partners Group Holding AG	2,830	3,325,367

		7,330,741

9

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INSURANCE–1.5%
AIA Group Ltd.	223,200	$2,719,942

		21,236,704

CONSUMER DISCRETIONARY–6.1%
AUTO COMPONENTS–2.2%
Aptiv PLC	30,881	4,023,485

HOUSEHOLD DURABLES–1.8%
TopBuild Corp.(a)	18,373	3,382,102

TEXTILES, APPAREL & LUXURY GOODS–2.1%
NIKE, Inc.–Class B	28,240	3,995,113

		11,400,700

MATERIALS–4.0%
CHEMICALS–4.0%
Chr Hansen Holding A/S(a)	38,190	3,945,854
Koninklijke DSM NV	19,730	3,392,992

		7,338,846

UTILITIES–3.0%
ELECTRIC UTILITIES–1.8%
NextEra Energy, Inc.	42,210	3,256,502

WATER UTILITIES–1.2%
American Water Works Co., Inc.	14,849	2,278,876

		5,535,378

Company	Shares	U.S. $ Value

CONSUMER STAPLES–2.8%
FOOD PRODUCTS–1.6%
Kerry Group PLC–Class A	20,950	$3,042,849

HOUSEHOLD PRODUCTS–1.2%
Procter & Gamble Co. (The)	16,070	2,235,980

		5,278,829

COMMUNICATION SERVICES–1.6%
INTERACTIVE MEDIA & SERVICES–1.6%
Tencent Holdings Ltd.	40,100	2,885,346

Total Common Stocks (cost $112,763,594)		176,240,475

SHORT-TERM INVESTMENTS–4.7%
INVESTMENT COMPANIES–4.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(c)(d)(e) (cost $8,794,504)	8,794,504	8,794,504

TOTAL INVESTMENTS–99.8% (cost $121,558,098)		185,034,979
Other assets less liabilities–0.2%		343,208

NET ASSETS–100.0%		$185,378,187

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	NOK	10,598	USD	1,226	01/15/2021	$(10,425)
Bank of America, NA	USD	385	CNY	2,519	02/10/2021	671
Bank of America, NA	USD	922	JPY	95,226	02/26/2021	867
Bank of America, NA	USD	618	EUR	504	03/15/2021	(1,627)
Barclays Bank PLC	INR	109,250	USD	1,472	01/15/2021	(22,342)
Barclays Bank PLC	USD	889	JPY	93,086	03/15/2021	13,273
BNP Paribas SA	USD	525	ZAR	7,927	03/15/2021	9,226
Citibank, NA	BRL	5,081	USD	978	01/05/2021	(471)
Citibank, NA	USD	954	BRL	5,081	01/05/2021	24,359
Citibank, NA	USD	2,560	KRW	2,895,937	01/14/2021	101,501
Citibank, NA	USD	2,520	TWD	70,687	01/27/2021	3,403
Citibank, NA	USD	1,928	CNY	12,633	02/10/2021	6,342
Citibank, NA	EUR	1,632	USD	1,931	03/15/2021	(66,373)
Citibank, NA	USD	3,547	CAD	4,534	03/15/2021	15,969
Citibank, NA	USD	563	EUR	459	03/15/2021	(1,451)
Deutsche Bank AG	INR	229,312	USD	3,093	01/15/2021	(43,815)
Deutsche Bank AG	USD	1,151	JPY	120,598	03/15/2021	18,309
Goldman Sachs Bank USA	USD	294	KRW	326,231	01/14/2021	5,427

10

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	282	INR	20,838	01/15/2021	$3,416
Goldman Sachs Bank USA	USD	335	RUB	25,789	01/22/2021	13,671
Goldman Sachs Bank USA	EUR	22,003	USD	26,725	03/15/2021	(197,626)
Goldman Sachs Bank USA	USD	2,771	AUD	3,701	03/15/2021	84,383
Goldman Sachs Bank USA	USD	425	CNY	2,826	03/15/2021	7,026
Goldman Sachs Bank USA	USD	3,091	EUR	2,525	03/15/2021	(1,677)
Goldman Sachs Bank USA	USD	1,346	SEK	11,370	03/15/2021	36,855
Goldman Sachs Bank USA	EUR	633	USD	773	03/17/2021	(1,204)
JPMorgan Chase Bank, NA	USD	273	TWD	7,595	01/27/2021	(2,169)
JPMorgan Chase Bank, NA	USD	3,835	CNY	25,275	03/15/2021	26,641
Morgan Stanley Capital Services, Inc.	HKD	4,685	USD	604	03/15/2021	(107)
Morgan Stanley Capital Services, Inc.	USD	799	CAD	1,044	03/15/2021	21,064
Natwest Markets PLC	USD	2,261	GBP	1,680	03/15/2021	37,712
Standard Chartered Bank	INR	25,267	USD	342	01/15/2021	(3,908)
Standard Chartered Bank	USD	976	INR	73,324	01/15/2021	26,716
Standard Chartered Bank	USD	300	RUB	22,192	01/22/2021	(285)
Standard Chartered Bank	USD	2,283	JPY	237,552	03/15/2021	19,648
State Street Bank & Trust Co.	INR	88,567	USD	1,193	01/15/2021	(18,340)
State Street Bank & Trust Co.	USD	327	GBP	242	01/21/2021	4,100
State Street Bank & Trust Co.	USD	966	BRL	5,081	02/02/2021	11,516
State Street Bank & Trust Co.	USD	283	MXN	5,632	02/25/2021	(1,743)
State Street Bank & Trust Co.	JPY	29,912	USD	290	02/26/2021	105
State Street Bank & Trust Co.	USD	361	JPY	37,324	02/26/2021	763
State Street Bank & Trust Co.	CHF	1,853	USD	2,050	03/15/2021	(47,013)
State Street Bank & Trust Co.	EUR	1,706	USD	2,034	03/15/2021	(53,773)
State Street Bank & Trust Co.	HKD	1,211	USD	156	03/15/2021	(15)
State Street Bank & Trust Co.	NOK	9,066	USD	999	03/15/2021	(58,091)
State Street Bank & Trust Co.	USD	312	AUD	427	03/15/2021	17,125
State Street Bank & Trust Co.	USD	260	CAD	340	03/15/2021	7,131
State Street Bank & Trust Co.	USD	561	CHF	495	03/15/2021	(694)
State Street Bank & Trust Co.	USD	764	EUR	625	03/15/2021	1,008
State Street Bank & Trust Co.	USD	963	GBP	730	03/15/2021	35,842
State Street Bank & Trust Co.	USD	278	JPY	29,004	03/15/2021	3,004
UBS AG	CHF	1,045	USD	1,180	03/15/2021	(2,676)
UBS AG	USD	999	GBP	770	03/15/2021	54,886

						$76,134

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of this security amounted to $3,078,691 or 1.7% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2020	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $112,763,594)	$176,240,475
Affiliated issuers (cost $8,794,504)	8,794,504
Foreign currencies, at value (cost $402,903)	404,162
Unrealized appreciation on forward currency exchange contracts	611,959
Unaffiliated dividends receivable	95,733
Receivable for investment securities sold and foreign currency transactions	52,347
Receivable for capital stock sold	12,839
Affiliated dividends receivable	211

Total assets	186,212,230

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	535,825
Advisory fee payable	105,925
Audit and tax fee payable	50,511
Payable for capital stock redeemed	34,287
Distribution fee payable	26,025
Administrative fee payable	20,267
Payable for investment securities purchased and foreign currency transactions	11,391
Transfer Agent fee payable	146
Accrued expenses	49,666

Total liabilities	834,043

NET ASSETS	$185,378,187

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,510
Additional paid-in capital	97,615,861
Distributable earnings	87,757,816

$185,378,187

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$58,315,717	1,375,437	$42.40

B	$127,062,470	3,134,522	$40.54

See notes to financial statements.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2020	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $61,607)	$905,405
Affiliated issuers	33,181
Securities lending income	6,088

944,674

EXPENSES
Advisory fee (see Note B)	1,085,910
Distribution fee—Class B	247,143
Transfer agency—Class A	2,019
Transfer agency—Class B	4,352
Custody and accounting	105,651
Administrative	75,347
Audit and tax	64,044
Printing	54,865
Legal	24,174
Directors’ fees	18,153
Miscellaneous	10,101

Total expenses	1,691,759
Less: expenses waived and reimbursed by the Adviser (see Note B)	(81,168)

Net expenses	1,610,591

Net investment loss	(665,917)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	26,453,074
Forward currency exchange contracts	(1,217,590)
Foreign currency transactions	(111,695)
Net change in unrealized appreciation/depreciation of:
Investments	26,079,213
Forward currency exchange contracts	140,229
Foreign currency denominated assets and liabilities	(3,950)

Net gain on investment and foreign currency transactions	51,339,281

NET INCREASE IN NET ASSETS FROM OPERATIONS	$50,673,364

See notes to financial statements.

14

GLOBAL THEMATIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(665,917)	$127,416
Net realized gain on investment and foreign currency transactions	25,123,789	14,163,771
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	26,215,492	19,169,007

Net increase in net assets from operations	50,673,364	33,460,194
Distributions to Shareholders
Class A	(4,560,500)	(2,381,432)
Class B	(9,895,739)	(5,188,929)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	12,279,122	(5,755,781)

Total increase	48,496,247	20,134,052
NET ASSETS
Beginning of period	136,881,940	116,747,888

End of period	$185,378,187	$136,881,940

See notes to financial statements.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2020	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Thematic Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

16

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.
Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$32,990,132		$14,960,565		$–0	–	$47,950,697
Health Care	25,503,683		15,550,410		–0	–	41,054,093
Industrials	19,485,353		14,074,529		–0	–	33,559,882
Financials	7,934,092		13,302,612		–0	–	21,236,704
Consumer Discretionary	11,400,700		–0	–	–0	–	11,400,700
Materials	–0	–	7,338,846		–0	–	7,338,846
Utilities	5,535,378		–0	–	–0	–	5,535,378
Consumer Staples	2,235,980		3,042,849		–0	–	5,278,829
Communication Services	–0	–	2,885,346		–0	–	2,885,346
Short-Term Investments	8,794,504		–0	–	–0	–	8,794,504

Total Investments in Securities	113,879,822		71,155,157	(a)	–0	–	185,034,979
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	611,959		–0	–	611,959
Liabilities:
Forward Currency Exchange Contracts	–0	–	(535,825)		–0	–	(535,825)

Total	$113,879,822		$71,231,291		$–0	–	$185,111,113

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

18

AB Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to .05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2020, such reimbursements/waivers amounted to $72,394. This fee waiver and/or expense reimbursement agreement extends through May 1, 2021 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2020, the reimbursement for such services amounted to $75,347.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2020, such waiver amounted to $8,774.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,816	$48,449	$45,470	$8,795	$33

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$60,093,819		$67,215,084
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$121,998,326

Gross unrealized appreciation	$64,310,663
Gross unrealized depreciation	(1,261,507)

Net unrealized appreciation	$63,049,156

20

AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2020, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$611,959	Unrealized depreciation on forward currency exchange contracts	$535,825

Total		$611,959		$535,825

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(1,217,590)	$140,229

Total		$(1,217,590)	$140,229

21

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2020:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$33,860,435
Average principal amount of sale contracts	$42,573,188

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$1,538	$(1,538)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	13,273	(13,273)	–0	–	–0	–	–0	–
BNP Paribas SA	9,226	–0	–	–0	–	–0	–	9,226
Citibank, NA	151,574	(68,295)	–0	–	–0	–	83,279
Deutsche Bank AG	18,309	(18,309)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	150,778	(150,778)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	26,641	(2,169)	–0	–	–0	–	24,472
Morgan Stanley Capital Services, Inc.	21,064	(107)	–0	–	–0	–	20,957
Natwest Markets PLC	37,712	–0	–	–0	–	–0	–	37,712
Standard Chartered Bank	46,364	(4,193)	–0	–	–0	–	42,171
State Street Bank & Trust Co.	80,594	(80,594)	–0	–	–0	–	–0	–
UBS AG	54,886	(2,676)	–0	–	–0	–	52,210

Total	$611,959	$(341,932)	$–0	–	$–0	–	$270,027	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$12,052	$(1,538)	$–0	–	$–0	–	$10,514
Barclays Bank PLC	22,342	(13,273)	–0	–	–0	–	9,069
Citibank, NA	68,295	(68,295)	–0	–	–0	–	–0	–
Deutsche Bank AG	43,815	(18,309)	–0	–	–0	–	25,506
Goldman Sachs Bank USA	200,507	(150,778)	–0	–	–0	–	49,729
JPMorgan Chase Bank, NA	2,169	(2,169)	–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	107	(107)	–0	–	–0	–	–0	–
Standard Chartered Bank	4,193	(4,193)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	179,669	(80,594)	–0	–	–0	–	99,075
UBS AG	2,676	(2,676)	–0	–	–0	–	–0	–

Total	$535,825	$(341,932)	$–0	–	$–0	–	$193,893	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

22

AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$0	$0	$0	$6,088	$0	$0

*	As of December 31, 2020.

23

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Class A
Shares sold	200,725	114,338	$7,348,517	$3,589,027
Shares issued in reinvestment of dividends	127,211	77,119	4,560,500	2,381,432
Shares redeemed	(242,399)	(210,261)	(8,398,976)	(6,622,981)

Net increase (decrease)	85,537	(18,804)	$3,510,041	$(652,522)

Class B
Shares sold	515,559	303,140	$18,322,349	$9,139,286
Shares issued in reinvestment of dividends	288,421	174,829	9,895,739	5,188,929
Shares redeemed	(578,470)	(643,894)	(19,449,007)	(19,431,474)

Net increase (decrease)	225,510	(165,925)	$8,769,081	$(5,103,259)

At December 31, 2020, certain shareholders of the Portfolio owned 57% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

LIBOR Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks

24

AB Variable Products Series Fund

are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2020.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,036,748	$316,132
Net long-term capital gains	13,419,491	7,254,229

Total taxable distributions paid	$14,456,239	$7,570,361

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,797,879
Undistributed capital gains	22,914,055
Unrealized appreciation/(depreciation)	63,045,882	(a)

Total accumulated earnings/(deficit)	$87,757,816

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

26

GLOBAL THEMATIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$33.52	$27.35	$30.32	$22.29	$22.43

Income From Investment Operations
Net investment income (loss) (a)(b)	(.10)	.08	.11	.03	.04	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	12.64	8.00	(3.08)	8.13	(.18)

Net increase (decrease) in net asset value from operations	12.54	8.08	(2.97)	8.16	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.13)	–0	–	(.13)	–0	–
Distributions from net realized gain on investment transactions	(3.42)	(1.78)	–0	–	–0	–	–0	–

Total dividends and distributions	(3.66)	(1.91)	–0	–	(.13)	–0	–

Net asset value, end of period	$42.40	$33.52	$27.35	$30.32	$22.29

Total Return
Total investment return based on net asset value (c)*	39.41%	30.16%	(9.79)%	36.66%	(.62	)%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,316	$43,237	$35,799	$40,121	$28,458
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)‡	.94%	.99%	.99%	1.02%	1.06%
Expenses, before waivers/reimbursements (d)‡	1.00%	1.04%	1.01%	1.02%	1.06%
Net investment income (loss) (b)	(.29)%	.27%	.37%	.09%	.17	%†
Portfolio turnover rate	44%	43%	32%	40%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.00%	.00%

See footnote summary on page 29.

27

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$32.19	$26.33	$29.25	$21.52	$21.71

Income From Investment Operations
Net investment income (loss) (a)(b)	(.18)	.01	.04	(.04)	(.02	)†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	12.11	7.68	(2.96)	7.84	(.17)

Net increase (decrease) in net asset value from operations	11.93	7.69	(2.92)	7.80	(.19)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.05)	–0	–	(.07)	–0	–
Distributions from net realized gain on investment transactions	(3.42)	(1.78)	–0	–	–0	–	–0	–

Total dividends and distributions	(3.58)	(1.83)	–0	–	(.07)	–0	–

Net asset value, end of period	$40.54	$32.19	$26.33	$29.25	$21.52

Total Return
Total investment return based on net asset value (c)*	39.08%	29.78%	(9.98)%	36.30%	(.87	)%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$127,062	$93,645	$80,949	$106,331	$78,625
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements (d)‡	1.19%	1.24%	1.24%	1.26%	1.31%
Expenses, before waivers/ reimbursements (d)‡	1.25%	1.29%	1.25%	1.27%	1.31%
Net investment income (loss) (b)	(.54)%	.02%	.13%	(.15)%	(.07	)%†
Portfolio turnover rate	44%	43%	32%	40%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
Portfolios	.01%	.00%	.00%	.00%	.00%

See footnote summary on page 29.

28

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2020, such waiver amounted to .01%.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.02%	.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2016 by .04% and .28%, respectively.

See notes to financial statements.

29

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Thematic Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Thematic Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 12, 2021

30

2020 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2020. For corporate shareholders, 46.07% of dividends paid qualify for the dividends received deduction. The Portfolio designates $13,419,491 of dividends paid as long-term capital gain dividends.

31

GLOBAL THEMATIC GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas New York, NY 10105	P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Thematic and Sustainable Equities Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021.

32

GLOBAL THEMATIC GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

Jorge A. Bermudez, ## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

33

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin, ## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb, ## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen, ## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

34

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity Mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	74	None

Earl D. Weiner, ## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser. He is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

35

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of Sustainable Thematic Equities.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

36

GLOBAL THEMATIC GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

37

GLOBAL THEMATIC GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Thematic Growth Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

38

AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different

39

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

40

VPS-GTG-0151-1220

DEC    12.31.20

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH AND INCOME PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2021

The following is an update of AB Variable Products Series Fund—Growth and Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2020.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies that the Adviser believes are trading at attractive valuations that have strong or improving business models.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2020.

All share classes of the Portfolio underperformed the benchmark for the annual period. Security selection detracted most, relative to the benchmark, due to selection within the financials and industrials sectors. Selection within technology and consumer staples contributed. Overall sector selection contributed to performance. Underweights to materials and consumer staples detracted, while an underweight to energy and an overweight to technology contributed.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded positive returns for the annual period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the annual period, large-cap stocks, led by US technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

The Portfolio’s Senior Investment Management Team (the “Team”) remains committed to using bottom-up research to build a Portfolio composed of well-managed companies that are attractively valued relative to their long-term earnings power. The Team’s objective is to find companies that stand out and deploy capital wisely, allowing these companies to grow dividends and enhance the long-term value of their shares.

1

GROWTH AND INCOME PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Industry/Sector Risk: Investments in a particular sector, industry or group of related industries may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH AND INCOME PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2020 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Growth and Income Portfolio Class A	2.72%	9.72%	11.57%

Growth and Income Portfolio Class B	2.47%	9.46%	11.29%

Russell 1000 Value Index	2.80%	9.74%	10.50%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.63% and 0.88% for Class A and Class B shares, respectively. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.62% and 0.87% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2021, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2010 TO 12/31/2020 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Growth and Income Portfolio Class A shares (from 12/31/2010 to 12/31/2020) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

GROWTH AND INCOME PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,224.00	$3.47	0.62%	$3.52	0.63%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.02	$3.15	0.62%	$3.20	0.63%

Class B
Actual	$1,000	$1,222.30	$4.86	0.87%	$4.92	0.88%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.76	$4.42	0.87%	$4.47	0.88%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

GROWTH AND INCOME PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Berkshire Hathaway, Inc.	$40,598,582	4.0%
Comcast Corp.	38,690,064	3.8
Verizon Communications, Inc.	30,012,438	3.0
Roche Holding AG	30,001,027	3.0
Amgen, Inc.	29,852,813	2.9
Philip Morris International, Inc.	27,486,280	2.7
Leidos Holdings, Inc.	26,891,273	2.7
Walmart, Inc.	25,896,115	2.5
Allstate Corp. (The)	25,316,879	2.5
Emerson Electric Co.	25,161,838	2.5

	$299,907,309	29.6%

SECTOR BREAKDOWN2

December 31, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$188,797,034	18.6%
Industrials	169,610,587	16.8
Information Technology	144,077,942	14.2
Health Care	140,169,093	13.8
Consumer Discretionary	130,229,392	12.9
Communication Services	78,147,121	7.7
Consumer Staples	53,382,395	5.3
Energy	25,014,246	2.5
Materials	22,504,694	2.2
Real Estate	22,341,112	2.2
Short-Term Investments	38,261,606	3.8

Total Investments	$1,012,535,222	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2020	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.2%

FINANCIALS–18.6%
BANKS–6.3%
Citigroup, Inc.	271,560	$16,744,390
JPMorgan Chase & Co.	184,890	23,493,972
Wells Fargo & Co.	801,860	24,200,135

		64,438,497

CAPITAL MARKETS–2.8%
Goldman Sachs Group, Inc. (The)	26,600	7,014,686
LPL Financial Holdings, Inc.	82,371	8,584,706
Northern Trust Corp.	140,450	13,081,513

		28,680,905

CONSUMER FINANCE–0.5%
Capital One Financial Corp.	48,346	4,779,002

DIVERSIFIED FINANCIAL SERVICES–4.0%
Berkshire Hathaway, Inc.–Class B(a)	175,092	40,598,582

INSURANCE–5.0%
Aflac, Inc.	142,500	6,336,975
Allstate Corp. (The)	230,300	25,316,879
Fidelity National Financial, Inc.	383,590	14,994,533
Reinsurance Group of America, Inc.–Class A	31,507	3,651,661

		50,300,048

		188,797,034

INDUSTRIALS–16.8%
AEROSPACE & DEFENSE–3.1%
Curtiss-Wright Corp.	67,160	7,814,066
Hexcel Corp.	169,684	8,227,977
Raytheon Technologies Corp.	220,643	15,778,181

		31,820,224

AIRLINES–0.4%
Southwest Airlines Co.	81,640	3,805,240

CONSTRUCTION & ENGINEERING–2.2%
EMCOR Group, Inc.	116,720	10,675,211
Valmont Industries, Inc.	65,352	11,432,026

		22,107,237

ELECTRICAL EQUIPMENT–3.6%
Emerson Electric Co.	313,075	25,161,838
Hubbell, Inc.	75,173	11,786,374

		36,948,212

INDUSTRIAL CONGLOMERATES–0.8%
3M Co.	43,840	7,662,794

MACHINERY–2.4%
Altra Industrial Motion Corp.	171,232	9,491,390
Crane Co.	107,479	8,346,819

Middleby Corp. (The)(a)	34,780	4,483,837
Westinghouse Air Brake Technologies Corp.	24,680	1,806,576

		24,128,622

PROFESSIONAL SERVICES–1.5%
Robert Half International, Inc.	242,470	15,149,526

ROAD & RAIL–2.1%
Kansas City Southern	59,890	12,225,346
Knight-Swift Transportation Holdings, Inc.	214,888	8,986,616

		21,211,962

TRADING COMPANIES & DISTRIBUTORS–0.7%
MSC Industrial Direct Co., Inc.–Class A	80,303	6,776,770

		169,610,587

INFORMATION TECHNOLOGY–14.2%
COMMUNICATIONS EQUIPMENT–4.3%
Ciena Corp.(a)	79,530	4,203,160
Cisco Systems, Inc.	314,340	14,066,715
F5 Networks, Inc.(a)	120,690	21,234,199
Lumentum Holdings, Inc.(a)	42,517	4,030,612

		43,534,686

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.0%
Dolby Laboratories, Inc.–Class A	63,799	6,196,797
Keysight Technologies, Inc.(a)	74,540	9,845,989
Littelfuse, Inc.	15,763	4,014,205

		20,056,991

IT SERVICES–6.3%
Akamai Technologies, Inc.(a)	84,940	8,917,851
Cognizant Technology Solutions Corp.–Class A	119,790	9,816,790
Leidos Holdings, Inc.	255,815	26,891,273
MAXIMUS, Inc.	251,854	18,433,194

		64,059,108

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.6%
Lam Research Corp.	19,970	9,431,232
MKS Instruments, Inc.	46,500	6,995,925

		16,427,157

		144,077,942

HEALTH CARE–13.8%
BIOTECHNOLOGY–5.3%
Alexion Pharmaceuticals, Inc.(a)	150,900	23,576,616
Amgen, Inc.	129,840	29,852,813

		53,429,429

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–4.2%
Anthem, Inc.	60,590	$19,454,843
Cigna Corp.	96,171	20,020,879
Quest Diagnostics, Inc.	26,860	3,200,906

		42,676,628

PHARMACEUTICALS–4.3%
Pfizer, Inc.	382,016	14,062,009
Roche Holding AG (Sponsored ADR)	684,330	30,001,027

		44,063,036

		140,169,093

CONSUMER DISCRETIONARY–12.9%
AUTO COMPONENTS–2.4%
BorgWarner, Inc.	301,450	11,648,028
Gentex Corp.	357,280	12,122,510

		23,770,538

DISTRIBUTORS–2.1%
LKQ Corp.(a)	611,870	21,562,299

HOUSEHOLD DURABLES–2.7%
DR Horton, Inc.	276,920	19,085,327
Garmin Ltd.	67,690	8,099,785

		27,185,112

MULTILINE RETAIL–2.8%
Dollar General Corp.	41,260	8,676,978
Target Corp.	112,790	19,910,819

		28,587,797

SPECIALTY RETAIL–1.9%
AutoZone, Inc.(a)	6,540	7,752,777
Murphy USA, Inc.	87,040	11,390,925

		19,143,702

TEXTILES, APPAREL & LUXURY GOODS–1.0%
Deckers Outdoor Corp.(a)	34,800	9,979,944

		130,229,392

COMMUNICATION SERVICES–7.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–6.8%
Comcast Corp.–Class A	738,360	38,690,064
Verizon Communications, Inc.	510,850	30,012,438

		68,702,502

MEDIA–0.9%
Discovery, Inc.–Class A(a)(b)	313,879	9,444,619

		78,147,121

CONSUMER STAPLES–5.3%
FOOD & STAPLES RETAILING–2.6%
Walmart, Inc.	179,647	25,896,115

TOBACCO–2.7%
Philip Morris International, Inc.	332,000	27,486,280

		53,382,395

ENERGY–2.5%
ENERGY EQUIPMENT & SERVICES–0.4%
Helmerich & Payne, Inc.	155,809	3,608,536

OIL, GAS & CONSUMABLE FUELS–2.1%
Chevron Corp.	54,090	4,567,900
ConocoPhillips(b)	95,940	3,836,641
EOG Resources, Inc.	148,800	7,420,656
Phillips 66	79,790	5,580,513

		21,405,710

		25,014,246

MATERIALS–2.2%
CONTAINERS & PACKAGING–0.5%
Avery Dennison Corp.	30,760	4,771,184

METALS & MINING–1.7%
BHP Group Ltd. (Sponsored ADR)(b)	179,680	11,740,291
Steel Dynamics, Inc.	162,550	5,993,219

		17,733,510

		22,504,694

REAL ESTATE–2.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–0.4%
Mid-America Apartment Communities, Inc.	34,820	4,411,346

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.8%
CBRE Group, Inc.–Class A(a)	285,870	17,929,766

		22,341,112

Total Common Stocks (cost $765,506,509)		974,273,616

SHORT-TERM INVESTMENTS–3.8%
INVESTMENT COMPANIES–3.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(c)(d)(e) (cost $38,261,606)	38,261,606	38,261,606

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.0% (cost $803,768,115)		1,012,535,222

7

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.3%
INVESTMENT COMPANIES–1.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(c)(d)(e) (cost $13,100,982)	13,100,982	$13,100,982

TOTAL INVESTMENTS–101.3% (cost $816,869,097)		1,025,636,204
Other assets less liabilities–(1.3)%		(13,652,125)

NET ASSETS–100.0%		$1,011,984,079

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

8

GROWTH AND INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2020	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $765,506,509)	$974,273,616	(a)
Affiliated issuers (cost $51,362,588—including investment of cash collateral for securities loaned of $13,100,982)	51,362,588
Unaffiliated dividends receivable	1,161,850
Receivable for capital stock sold	53,916
Affiliated dividends receivable	1,609

Total assets	1,026,853,579

LIABILITIES
Payable for collateral received on securities loaned	13,100,982
Payable for capital stock redeemed	803,741
Advisory fee payable	464,059
Distribution fee payable	182,715
Administrative fee payable	20,350
Transfer Agent fee payable	146
Accrued expenses and other liabilities	297,507

Total liabilities	14,869,500

NET ASSETS	$1,011,984,079

COMPOSITION OF NET ASSETS
Capital stock, at par	$35,497
Additional paid-in capital	836,081,392
Distributable earnings	175,867,190

	$1,011,984,079

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$143,269,065	4,944,735	$28.97

B	$868,715,014	30,552,632	$28.43

(a)	Includes securities on loan with a value of $22,504,500 (see Note E).

See notes to financial statements.

9

GROWTH AND INCOME PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2020	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $154,220)	$19,120,821
Affiliated issuers	418,251
Securities lending income	69,694

19,608,766

EXPENSES
Advisory fee (see Note B)	5,042,274
Distribution fee—Class B	1,963,701
Transfer agency—Class A	1,357
Transfer agency—Class B	8,124
Custody and accounting	194,971
Printing	160,089
Legal	110,657
Administrative	58,253
Audit and tax	47,453
Directors’ fees	29,771
Miscellaneous	38,897

Total expenses	7,655,547
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(75,707)

Net expenses	7,579,840

Net investment income	12,028,926

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(36,028,265)
Net change in unrealized appreciation/depreciation of investments	38,846,348

Net gain on investment transactions	2,818,083

NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,847,009

See notes to financial statements.

10

GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$12,028,926	$12,473,520
Net realized gain (loss) on investment transactions	(36,028,265)	40,276,635
Net change in unrealized appreciation/depreciation of investments	38,846,348	159,345,540

Net increase in net assets from operations	14,847,009	212,095,695
Distributions to Shareholders
Class A	(9,106,244)	(17,238,473)
Class B	(53,075,328)	(105,878,573)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(19,049,810)	83,297,353

Total increase (decrease)	(66,384,373)	172,276,002
NET ASSETS
Beginning of period	1,078,368,452	906,092,450

End of period	$1,011,984,079	$1,078,368,452

See notes to financial statements.

11

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2020	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth and Income Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Portfolio acquired the assets and liabilities of AB Value Portfolio (the “Acquired Portfolio”) a reorganization that was effective at the close of business April 26, 2019 (the “Reorganization”). The Reorganization was approved by the Fund’s Board of Directors pursuant to a Plan of Acquisition and Liquidation (the “Reorganization Agreement”) (see Note J for additional information). The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

12

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$974,273,616		$–0	–	$–0	–	$974,273,616
Short-Term Investments	38,261,606		–0	–	–0	–	38,261,606
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	13,100,982		–0	–	–0	–	13,100,982

Total Investments in Securities	1,025,636,204		–0	–	–0	–	1,025,636,204
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$1,025,636,204		$–0	–	$–0	–	$1,025,636,204

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

13

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2020, the reimbursement for such services amounted to $58,253.

14

AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2020, such waiver amounted to $73,880.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$128,696	$284,982	$375,416	$38,262	$418
Government Money Market Portfolio*	3,697	91,017	81,613	13,101	36

Total				$51,363	$454

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

15

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$481,983,360		$460,794,311
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$822,022,797

Gross unrealized appreciation	$226,367,554
Gross unrealized depreciation	(22,754,147)

Net unrealized appreciation	$203,613,407

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2020.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio,

16

AB Variable Products Series Fund

and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$22,504,500	$13,100,982	$10,043,081	$33,906	$35,788	$1,827

*	As of December 31, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2020		Year Ended December 31, 2019
Class A
Shares sold	711,385		661,146	$18,355,193		$19,709,589
Shares issued in reinvestment of dividends and distributions	361,798		625,489	9,106,244		17,238,473
Shares issued in connection with the Reorganization	–0	–	34,530	–0	–	1,088,086
Shares redeemed	(1,268,671)		(976,078)	(32,792,160)		(29,114,576)

Net increase (decrease)	(195,488)		345,087	$(5,330,723)		$8,921,572

Class B
Shares sold	2,404,541		1,565,254	$60,446,536		$46,221,157
Shares issued in reinvestment of dividends and distributions	2,145,887		3,906,958	53,075,328		105,878,573
Share issued in connection with the Reorganization	–0	–	1,788,938	–0	–	55,438,527
Shares redeemed	(4,994,251)		(4,537,077)	(127,240,951)		(133,162,476)

Net increase (decrease)	(443,823)		2,724,073	$(13,719,087)		$74,375,781

At December 31, 2020, certain shareholders of the Portfolio owned 60% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as Portfolio’s value approach, may be underperforming the market generally.

17

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular sector, industry or group of related industries may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2020.

18

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$17,089,865	$32,357,161
Net long-term capital gains	45,091,707	90,759,885

Total taxable distributions paid	$62,181,572	$123,117,046

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,412,106
Accumulated capital and other losses	(35,158,323	)(a)
Unrealized appreciation/(depreciation)	203,613,407	(b)

Total accumulated earnings/(deficit)	$175,867,190

(a)	As of December 31, 2020, the Portfolio had a net capital loss carryforward of $35,158,323.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio had a net short-term capital loss carryforward of $28,209,154 and a net long-term capital loss carryforward of $6,949,169, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Reorganization

At a meeting held on November 6-8, 2018, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolio by the Portfolio, each a series of the Fund. The Portfolios have the same investment objective and certain similarities in investment strategies, as both Portfolios seek long-term growth of capital and invest in the securities of U.S. companies, using a value approach to investing. The Reorganization was completed at the close of business April 26, 2019. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolio shares were transferred in exchange for the shares of the same class of the Portfolio, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
The Acquired Portfolio	3,830,499	–0	–	$56,526,613	+	$–0	–
The Portfolio	32,453,079	34,276,547		$1,008,129,745	++	$1,064,656,358

+	Includes distributions in excess of net investment income of $9,338, accumulated realized gain on investments of $4,555,184 and unrealized appreciation on investments of $1,082,388, with a fair value of $49,044,206 and identified cost of $47,961,818.

++	Includes undistributed net investment income of $15,078,001, accumulated realized gain on investments of $114,156,821 and unrealized appreciation on investments of $119,935,920, with a fair value of $1,011,419,058 and identified cost of $891,483,138.

Assuming the acquisition of the Acquired Portfolio had been completed on January 1, 2019, the Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment income	$12,576,934
Net realized and unrealized gain on investments	206,217,063

Net increase in net assets resulting from operations	$218,793,997

19

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Portfolio that have been included in the Portfolio’s Statement of Operations since April 26, 2019.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

20

GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.30	$27.78	$33.35	$31.21	$30.12

Income From Investment Operations
Net investment income (a)(b)	.40	.43	.41	.31	.43	†
Net realized and unrealized gain (loss) on investment transactions	.13	5.84	(1.84)	5.21	2.84
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.53	6.27	(1.43)	5.52	3.27

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.39)	(.34)	(.49)	(.32)
Distributions from net realized gain on investment transactions	(1.44)	(3.36)	(3.80)	(2.89)	(1.86)

Total dividends and distributions	(1.86)	(3.75)	(4.14)	(3.38)	(2.18)

Net asset value, end of period	$28.97	$30.30	$27.78	$33.35	$31.21

Total Return
Total investment return based on net asset value (d)*	2.72%	23.91%	(5.61)%	18.93%	11.30	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$143,269	$155,765	$133,188	$159,324	$155,924
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.61%	.61%	.59%	.60%	.61%
Expenses, before waivers/reimbursements (e)‡	.62%	.62%	.60%	.60%	.61%
Net investment income (b)	1.53%	1.43%	1.28%	.97%	1.46	%†
Portfolio turnover rate	54%	66%	96%	85%	101%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.00%	.00%

See footnote summary on page 23.

21

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$29.76	$27.34	$32.88	$30.82	$29.78

Income From Investment Operations
Net investment income (a)(b)	.33	.35	.33	.23	.36	†
Net realized and unrealized gain (loss) on investment transactions	.13	5.74	(1.81)	5.14	2.79
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.46	6.09	(1.48)	5.37	3.15

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.31)	(.26)	(.42)	(.25)
Distributions from net realized gain on investment transactions	(1.44)	(3.36)	(3.80)	(2.89)	(1.86)

Total dividends and distributions	(1.79)	(3.67)	(4.06)	(3.31)	(2.11)

Net asset value, end of period	$28.43	$29.76	$27.34	$32.88	$30.82

Total Return
Total investment return based on net asset value (d)*	2.47%	23.61%	(5.84)%	18.59%	11.07	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$868,715	$922,603	$772,904	$906,790	$886,666
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.86%	.86%	.84%	.85%	.86%
Expenses, before waivers/reimbursements (e)‡	.87%	.87%	.85%	.85%	.86%
Net investment income (b)	1.28%	1.18%	1.03%	.72%	1.21	%†
Portfolio turnover rate	54%	66%	96%	85%	101%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.00%	.00%

See footnote summary on page 23.

22

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, such waiver amounted to .01%, .01% and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2018, December 31, 2017 and December 31, 2016 by .15%, .02%, .68% and .03%, respectively.

Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by .01%.

See notes to financial statements.

23

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Growth and Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Growth and Income Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 12, 2021

24

2020 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2020. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. The Portfolio designates $45,091,707 of dividends paid as long-term capital gain dividends.

25

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Relative Value Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021.

26

GROWTH AND INCOME PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	74	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

27

GROWTH AND INCOME PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

28

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

29

GROWTH AND INCOME PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. He is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

30

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Frank V. Caruso 64	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Vinay Thapar 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

^	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

31

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

32

GROWTH AND INCOME PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth and Income Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

33

GROWTH AND INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

34

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

35

VPS-GI-0151-1220

DEC    12.31.20

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERMEDIATE BOND PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2021

The following is an update of AB Variable Products Series Fund—Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2020.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three and 10 years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds (commonly known as “junk bonds”). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards and swaps.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2020.

During the annual period, all share classes of the Portfolio underperformed the benchmark. Security selection was the largest detractor, relative to the benchmark, due to selection in commercial mortgage-backed securities and high-yield corporate bonds that were partially offset by gains within investment-grade corporate bonds. Country allocation to off-benchmark non-US countries including Japan, Sweden and the eurozone also detracted but were partially offset by allocations to South Africa and Canada. Sector allocation contributed, primarily from overweights to investment-grade and high-yield corporate bonds. Duration positioning on the yield-curve added to returns, as gains from overweights to the five- to 10-year parts of the yield curve offset losses from overweights to the 30-year part of the curve and underweights to the 20-year part of the yield curve. Currency decisions did not materially impact performance since contributions from long positions in the euro and Russian ruble were offset by shorts in the New Zealand dollar and Australian dollar.

During the annual period, the Portfolio utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Total return swaps and written swaptions were utilized in the corporate sectors for hedging and investment purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were positive yet volatile over the annual period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, setting the stage for a rebound in risk assets following the initial sell-off in March. Government bonds rallied as interest rates were slashed. Risk assets began to rally significantly in November when positive vaccine news extended the credit rally. Developed- and emerging-market investment-grade corporate bonds and commercial mortgage-backed securities led gains as investors searched for higher yields in a period of falling interest rates. Global developed-market high-yield corporate bonds also had strong returns, particularly in the US. Agency mortgage-backed securities, along with emerging-market local-currency debt and high-yield hard-currency sovereign bonds, had positive returns but trailed global treasuries. The US dollar declined against all major developed-market currencies and was mixed against emerging-market currencies. Brent crude oil prices were volatile and fell about 21% due to an uncertain oil industry outlook. Copper prices advanced more than 25%, and gold rose 24% as a perceived inflation hedge.

1

INTERMEDIATE BOND PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal.

(Disclosures, Risks and Note About Historical Performance continued on next page)

2

AB Variable Products Series Fund

Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Active Trading Risk: The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERMEDIATE BOND PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2020 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Intermediate Bond Portfolio Class A	5.96%	4.29%	3.81%

Intermediate Bond Portfolio Class B	5.64%	4.01%	3.56%

Bloomberg Barclays US Aggregate Bond Index	7.51%	4.44%	3.84%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.27% and 1.52% for Class A and Class B shares, respectively. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.26% and 1.51% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2021, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2010 to 12/31/2020 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Intermediate Bond Portfolio Class A shares (from 12/31/2010 to 12/31/2020) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 2-3.

4

INTERMEDIATE BOND PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,029.80	$6.43	1.26%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.80	$6.39	1.26%

Class B
Actual	$1,000	$1,028.40	$7.70	1.51%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.55	$7.66	1.51%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

INTERMEDIATE BOND PORTFOLIO
TOP TEN SECTORS (including derivatives)[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

Governments—Treasuries[2]	44.4%
Corporates—Investment Grade	34.3
Interest Rate Swaps[3]	19.4
Mortgage Pass-Throughs	15.9
Commercial Mortgage-Backed Securities	14.8
Collateralized Mortgage Obligations	11.6
Corporates—Non-Investment Grade	5.6
Inflation-Linked Securities	4.6
Asset-Backed Securities	3.8
Investment Companies	1.8

SECTOR BREAKDOWN (excluding derivatives)4

December 31, 2020 (unaudited)

Corporates—Investment Grade	33.0%
Mortgage Pass-Throughs	15.3
Commercial Mortgage-Backed Securities	14.2
Collateralized Mortgage Obligations	11.2
Governments—Treasuries	9.5
Inflation-Linked Securities	4.5
Corporates—Non-Investment Grade	4.0
Asset-Backed Securities	3.7
Local Governments—US Municipal Bonds	1.4
Governments—Sovereign Bonds	0.6
Emerging Markets—Treasuries	0.5
Emerging Markets—Corporate Bonds	0.2
Quasi-Sovereigns	0.1
Short-Term Investments	1.8

1	All data are as of December 31, 2020. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

4	All data are as of December 31, 2020. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

6

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2020	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–34.3%
INDUSTRIAL–19.7%
BASIC–1.3%
Alpek SAB de CV 4.25%, 09/18/2029(a)	U.S.$	200	$218,562
DuPont de Nemours, Inc.
4.205%, 11/15/2023		65	71,770
4.493%, 11/15/2025		65	75,943
Eastman Chemical Co. 3.80%, 03/15/2025		50	55,620
Glencore Funding LLC 4.125%, 05/30/2023(a)		58	62,598
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(a)		24	24,727
Suzano Austria GmbH 3.75%, 01/15/2031		17	18,020

			527,240

CAPITAL GOODS–0.6%
General Electric Co. 3.45%, 05/01/2027		107	120,609
Raytheon Technologies Corp. 3.95%, 08/16/2025		90	103,191
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		15	16,170

			239,970

COMMUNICATIONS– MEDIA–1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		7	8,060
4.80%, 03/01/2050		15	17,815
5.125%, 07/01/2049		23	28,005
Comcast Corp.
3.45%, 02/01/2050		38	44,640
4.15%, 10/15/2028		95	113,934
Cox Communications, Inc. 2.95%, 06/30/2023(a)		51	53,688
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030		55	68,467
ViacomCBS, Inc.
4.20%, 05/19/2032		10	12,021
4.95%, 01/15/2031		22	27,605
Walt Disney Co. (The) 2.75%, 09/01/2049		44	46,367

			420,602

COMMUNICATIONS– TELECOMMUNICATIONS–0.8%
AT&T, Inc.
2.75%, 06/01/2031		33	35,262
3.50%, 09/15/2053(a)		55	55,305
3.65%, 09/15/2059(a)		74	74,607
	Principal Amount (000)		U.S. $ Value

Vodafone Group PLC 3.75%, 01/16/2024	U.S.$	168	$183,661

			348,835

CONSUMER CYCLICAL– AUTOMOTIVE–1.2%
General Motors Co.
6.125%, 10/01/2025		25	30,354
6.80%, 10/01/2027		34	43,736
General Motors Financial Co., Inc.
2.70%, 08/20/2027		60	63,437
4.30%, 07/13/2025		30	33,644
5.10%, 01/17/2024		109	121,965
5.25%, 03/01/2026		21	24,693
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		128	138,542
Lear Corp.
3.50%, 05/30/2030		36	39,335
3.80%, 09/15/2027		13	14,556

			510,262

CONSUMER CYCLICAL– OTHER–0.3%
Las Vegas Sands Corp.
2.90%, 06/25/2025		63	65,987
3.20%, 08/08/2024		30	31,812
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		12	14,040

			111,839

CONSUMER CYCLICAL– RETAILERS–0.8%
Advance Auto Parts, Inc.
1.75%, 10/01/2027		26	26,501
3.90%, 04/15/2030		38	43,778
AutoNation, Inc. 4.75%, 06/01/2030		14	16,865
Ralph Lauren Corp. 2.95%, 06/15/2030		122	132,082
Ross Stores, Inc. 4.70%, 04/15/2027		113	133,594

			352,820

CONSUMER NON- CYCLICAL–5.1%
AbbVie, Inc.
2.95%, 11/21/2026		67	74,196
4.875%, 11/14/2048		47	63,908
Altria Group, Inc.
3.40%, 05/06/2030		85	94,988
4.80%, 02/14/2029		26	31,175
Anheuser-Busch InBev Worldwide, Inc.
4.60%, 06/01/2060		73	93,876
5.55%, 01/23/2049		120	170,197
Banner Health 1.897%, 01/01/2031		30	30,414

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Baptist Healthcare System Obligated Group Series 20B 3.54%, 08/15/2050	U.S.$	59	$65,787
BAT Capital Corp.
2.259%, 03/25/2028		128	132,369
2.726%, 03/25/2031		50	51,761
4.70%, 04/02/2027		55	64,852
Biogen, Inc. 4.05%, 09/15/2025		144	165,008
Cigna Corp.
3.75%, 07/15/2023		25	27,002
4.125%, 11/15/2025		45	51,768
4.375%, 10/15/2028		58	70,026
Coca-Cola Femsa SAB de CV
1.85%, 09/01/2032		150	149,344
2.75%, 01/22/2030		150	162,047
CommonSpirit Health 1.547%, 10/01/2025		38	39,092
CVS Health Corp.
4.30%, 03/25/2028		8	9,482
5.05%, 03/25/2048		49	66,249
Royalty Pharma PLC 1.75%, 09/02/2027(a)		16	16,450
Sutter Health Series 20A 2.294%, 08/15/2030		84	87,557
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		200	221,574
Tyson Foods, Inc.
3.95%, 08/15/2024		48	53,355
4.00%, 03/01/2026		12	13,792
Utah Acquisition Sub, Inc. 3.95%, 06/15/2026		85	97,261
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		25	28,336

			2,131,866

ENERGY–5.6%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		58	65,155
Boardwalk Pipelines LP 3.40%, 02/15/2031		47	48,902
BP Capital Markets America, Inc. 3.194%, 04/06/2025		81	89,093
Cenovus Energy, Inc. 4.25%, 04/15/2027		12	13,050
Energy Transfer Operating LP
3.75%, 05/15/2030		129	139,022
4.75%, 01/15/2026		175	198,175
Enterprise Products Operating LLC 3.70%, 02/15/2026		161	182,349
Husky Energy, Inc. 4.40%, 04/15/2029		161	179,243
Kinder Morgan, Inc. 3.15%, 01/15/2023		150	157,721
	Principal Amount (000)		U.S. $ Value

Marathon Oil Corp.
3.85%, 06/01/2025	U.S.$	19	$20,362
6.80%, 03/15/2032		100	123,319
Marathon Petroleum Corp. 5.125%, 12/15/2026		30	35,780
Noble Energy, Inc.
3.85%, 01/15/2028		30	34,741
3.90%, 11/15/2024		107	118,938
ONEOK, Inc.
4.00%, 07/13/2027		87	96,906
4.35%, 03/15/2029		57	64,563
6.35%, 01/15/2031		27	34,665
Ovintiv Exploration, Inc. 5.625%, 07/01/2024		40	42,805
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029		8	8,376
3.60%, 11/01/2024		68	72,613
4.50%, 12/15/2026		16	17,933
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027		80	94,415
Saudi Arabian Oil Co. 2.25%, 11/24/2030(a)		225	228,094
Shell International Finance BV 3.25%, 04/06/2050		80	90,650
TransCanada PipeLines Ltd. 9.875%, 01/01/2021		108	108,000
Valero Energy Corp. 2.70%, 04/15/2023		78	81,452

			2,346,322

SERVICES–0.6%
Booking Holdings, Inc. 4.625%, 04/13/2030		104	128,980
Expedia Group, Inc. 6.25%, 05/01/2025(a)		2	2,319
Mastercard, Inc.
3.30%, 03/26/2027		48	54,766
3.85%, 03/26/2050		50	64,625

			250,690

TECHNOLOGY–2.0%
Apple, Inc. 2.40%, 08/20/2050		86	87,744
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028		21	23,114
Broadcom, Inc.
4.11%, 09/15/2028		72	82,351
4.15%, 11/15/2030		126	145,693
5.00%, 04/15/2030		46	55,946
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		78	95,216
Infor, Inc. 1.75%, 07/15/2025(a)		34	35,263
Micron Technology, Inc. 4.185%, 02/15/2027		111	129,900

8

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)	U.S.$	17	$18,278
Oracle Corp. 3.60%, 04/01/2050		138	161,096

			834,601

TRANSPORTATION– AIRLINES–0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(a)		39	42,134
4.75%, 10/20/2028(a)		46	50,229
Southwest Airlines Co. 5.25%, 05/04/2025		80	92,742

			185,105

			8,260,152

FINANCIAL INSTITUTIONS–13.2%
BANKING–11.0%
American Express Co. Series C 3.501% (LIBOR 3 Month + 3.29%), 03/15/2021(b)(c)		15	14,697
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		200	230,184
Banco de Credito del Peru 3.125%, 07/01/2030(a)		87	89,393
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		150	171,204
Banco Santander SA
2.749%, 12/03/2030		200	206,192
3.49%, 05/28/2030		200	224,340
Bank of America Corp.
Series DD 6.30%, 03/10/2026(b)		27	31,371
Series L 3.95%, 04/21/2025		360	405,634
Series Z 6.50%, 10/23/2024(b)		41	46,913
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)		17	18,743
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		29	41,088
BNP Paribas SA 4.375%, 05/12/2026(a)		200	229,732
Capital One Financial Corp.
2.60%, 05/11/2023		68	71,269
3.30%, 10/30/2024		135	148,379
CIT Group, Inc. 5.25%, 03/07/2025		56	63,922
	Principal Amount (000)		U.S. $ Value

Citigroup, Inc.
4.45%, 09/29/2027	U.S.$	83	$98,030
5.95%, 01/30/2023(b)		55	57,818
Series Q 4.316% (LIBOR 3 Month + 4.10%), 02/15/2021(b)(c)		90	89,943
Series R 4.699% (LIBOR 3 Month + 4.48%), 02/15/2021(b)(c)		39	39,053
Series W 4.00%, 12/10/2025(b)		37	38,010
Cooperatieve Rabobank UA 4.375%, 08/04/2025		250	285,518
Credit Suisse Group AG 3.80%, 06/09/2023		265	285,426
Fifth Third Bancorp Series L 4.50%, 09/30/2025(b)		24	25,615
Goldman Sachs Group, Inc. (The) Series M 4.127% (LIBOR 3 Month + 3.92%), 02/01/2021(b)(c)		45	44,865
HSBC Holdings PLC 4.25%, 08/18/2025		203	230,295
ING Groep NV 3.55%, 04/09/2024		200	218,470
JPMorgan Chase & Co.
2.083%, 04/22/2026		67	70,715
3.54%, 05/01/2028		74	84,405
Series Z 4.014% (LIBOR 3 Month + 3.80%), 02/01/2021(b)(c)		22	21,987
Morgan Stanley
3.591%, 07/22/2028		186	212,282
3.737%, 04/24/2024		75	80,690
5.00%, 11/24/2025		37	44,181
Series J 4.046% (LIBOR 3 Month + 3.81%), 04/15/2021(b)(c)		20	19,955
Santander Holdings USA, Inc. 4.40%, 07/13/2027		41	46,698
Standard Chartered PLC 1.724% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		100	92,577
State Street Corp. 2.901%, 03/30/2026		11	11,977
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		81	92,514
US Bancorp Series J 5.30%, 04/15/2027(b)		63	70,849
Wells Fargo & Co.
2.188%, 04/30/2026		62	65,257
3.069%, 01/24/2023		113	116,172
3.75%, 01/24/2024		110	120,029
Series G 4.30%, 07/22/2027		35	41,045

			4,597,437

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

BROKERAGE–0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)	U.S.$	44	$48,978

FINANCE–1.4%
Air Lease Corp.
2.875%, 01/15/2026		22	23,276
3.625%, 04/01/2027		8	8,621
3.875%, 07/03/2023		6	6,393
4.25%, 02/01/2024		25	27,125
Aircastle Ltd.
4.125%, 05/01/2024		18	19,131
4.25%, 06/15/2026		4	4,237
4.40%, 09/25/2023		41	43,751
5.00%, 04/01/2023		4	4,290
5.25%, 08/11/2025(a)		45	49,514
Aviation Capital Group LLC
2.875%, 01/20/2022(a)		10	10,145
3.50%, 11/01/2027(a)		17	17,024
3.875%, 05/01/2023(a)		38	39,622
4.125%, 08/01/2025(a)		2	2,089
4.375%, 01/30/2024(a)		14	14,773
4.875%, 10/01/2025(a)		20	21,418
5.50%, 12/15/2024(a)		46	50,800
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	50	76,346
Synchrony Financial 4.50%, 07/23/2025	U.S.$	147	165,441

			583,996

INSURANCE–0.5%
Alleghany Corp. 3.625%, 05/15/2030		95	107,521
Centene Corp.
4.25%, 12/15/2027		14	14,901
4.625%, 12/15/2029		16	17,743
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		35	60,635
Voya Financial, Inc. 5.65%, 05/15/2053		31	32,748

			233,548

REITS–0.2%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		6	6,325
Rexford Industrial Realty LP 2.125%, 12/01/2030		72	72,289

			78,614

			5,542,573

UTILITY–1.4%
ELECTRIC–1.4%
Colbun SA 3.15%, 03/06/2030(a)		200	215,688
Enel Chile SA 4.875%, 06/12/2028		68	80,134
	Principal Amount (000)		U.S. $ Value

Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)	U.S.$	200	$225,750
Kentucky Utilities Co. 3.30%, 06/01/2050		38	43,054

			564,626

Total Corporates–Investment Grade (cost $13,210,558)			14,367,351

MORTGAGE PASS-THROUGHS–15.9%
AGENCY FIXED RATE 30-YEAR–13.9%
Federal Home Loan Mortgage Corp.
Series 2019 3.50%, 10/01/2049–11/01/2049		222	238,983
Series 2020 3.50%, 01/01/2050		99	108,541
Federal Home Loan Mortgage Corp. Gold
Series 2005 5.50%, 01/01/2035		49	56,872
Series 2007 5.50%, 07/01/2035		15	17,128
Series 2016 4.00%, 02/01/2046		139	154,350
Series 2017 4.00%, 07/01/2044		107	118,232
Series 2018 4.00%, 11/01/2048–12/01/2048		108	117,594
4.50%, 10/01/2048–11/01/2048		223	244,813
5.00%, 11/01/2048		56	63,066
Federal National Mortgage Association
Series 2003 5.50%, 04/01/2033–07/01/2033		46	52,792
Series 2004 5.50%, 04/01/2034–11/01/2034		41	47,102
Series 2005 5.50%, 02/01/2035		47	54,595
Series 2010 4.00%, 12/01/2040		64	70,464
Series 2012 3.50%, 02/01/2042–01/01/2043		184	202,935
Series 2013 3.50%, 04/01/2043		89	98,250
4.00%, 10/01/2043		247	273,046
Series 2018 3.50%, 04/01/2048–05/01/2048		809	874,491
4.00%, 08/01/2048–12/01/2048		240	259,840
4.50%, 09/01/2048		206	226,868

10

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Series 2019 3.50%, 09/01/2049–11/01/2049	U.S.$	379		$408,504
4.00%, 06/01/2049		169		184,544
Series 2020 3.50%, 01/01/2050		95		103,336
Government National Mortgage Association
Series 1994 9.00%, 09/15/2024		0	**	251
Series 2016 3.00%, 04/20/2046		134		140,835
Uniform Mortgage-Backed Security
Series 2021 1.50%, 01/01/2051, TBA		635		641,648
2.00%, 01/01/2051, TBA		415		431,211
2.50%, 01/01/2051, TBA		610		643,073

				5,833,364

AGENCY FIXED RATE 15-YEAR–2.0%
Federal National Mortgage Association Series 2016 2.50%, 07/01/2031–01/01/2032		778		816,350

Total Mortgage Pass-Throughs (cost $6,355,622)				6,649,714

COMMERCIAL MORTGAGE- BACKED SECURITIES–14.7%
NON-AGENCY FIXED RATE CMBS–11.8%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		110		98,492
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		100		110,984
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		155		177,327
CFCRE Commercial Mortgage Trust
Series 2016-C4, Class A4 3.283%, 05/10/2058		115		124,886
Series 2016-C4, Class AM 3.691%, 05/10/2058		45		49,393
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		260		272,868
	Principal Amount (000)			U.S. $ Value

Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class A5 3.137%, 02/10/2048	U.S.$	144		$155,787
Series 2015-GC35, Class A4 3.818%, 11/10/2048		55		62,229
Series 2016-C1, Class A4 3.209%, 05/10/2049		192		212,650
Series 2016-GC36, Class A5 3.616%, 02/10/2049		65		73,053
Commercial Mortgage Trust
Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		34		34,110
Series 2014-UBS3, Class A4 3.819%, 06/10/2047		130		142,610
Series 2014-UBS5, Class A4 3.838%, 09/10/2047		130		143,460
Series 2014-UBS6, Class AM 4.048%, 12/10/2047		45		49,377
Series 2015-CR24, Class A5 3.696%, 08/10/2048		65		72,941
Series 2015-DC1, Class A5 3.35%, 02/10/2048		80		87,648
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4 3.504%, 06/15/2057		100		110,057
Series 2015-C3, Class A4 3.718%, 08/15/2048		117		129,663
Series 2015-C4, Class A4 3.808%, 11/15/2048		215		242,413
GS Mortgage Securities Trust
Series 2011-GC5, Class D 5.388%, 08/10/2044(a)		10		8,561
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		136		135,517
Series 2014-GC22, Class A5 3.862%, 06/10/2047		77		84,605
Series 2015-GC28, Class A5 3.396%, 02/10/2048		95		103,837
Series 2018-GS9, Class A4 3.992%, 03/10/2051		75		87,840
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C6, Class D 5.152%, 05/15/2045		110		96,641
Series 2012-C6, Class E 5.152%, 05/15/2045(a)		132		78,389
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A5 3.775%, 08/15/2047		100		109,717
Series 2014-C22, Class XA 0.83%, 09/15/2047(d)		2,507		63,757
Series 2014-C24, Class C 4.407%, 11/15/2047		110		104,066

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2015-C30, Class A5 3.822%, 07/15/2048	U.S.$	65	$73,395
Series 2015-C31, Class A3 3.801%, 08/15/2048		195	219,055
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.492%, 09/15/2039		24	13,693
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		141	144,074
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		100	112,629
UBS Commercial Mortgage Trust
Series 2018-C10, Class A4 4.313%, 05/15/2051		125	146,796
Series 2018-C8, Class A4 3.983%, 02/15/2051		100	116,191
Series 2018-C9, Class A4 4.117%, 03/15/2051		125	146,437
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		112	116,178
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class A4 3.789%, 09/15/2048		95	105,201
Series 2016-C35, Class XA 1.927%, 07/15/2048(d)		941	74,816
Series 2016-LC25, Class C 4.417%, 12/15/2059		85	85,078
Series 2016-NXS6, Class C 4.315%, 11/15/2049		100	98,802
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA 1.173%, 03/15/2045(a)(d)		1,224	24,373
Series 2014-C19, Class A5 4.101%, 03/15/2047		130	143,045
Series 2014-C24, Class AS 3.931%, 11/15/2047		110	113,102

			4,955,743

NON-AGENCY FLOATING RATE CMBS–2.9%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.159% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)		100	96,948
Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 1.109% (LIBOR 1 Month + 0.95%), 06/15/2035(a)(c)		100	97,874
	Principal Amount (000)		U.S. $ Value

BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.159% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)	U.S.$	185	$176,942
BBCMS Mortgage Trust Series 2020-BID, Class A 2.299% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(c)		71	71,022
BHMS Series 2018-ATLS, Class A 1.409% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(c)		81	78,814
BX Trust Series 2018-EXCL, Class A 1.246% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		86	79,578
CLNY Trust Series 2019-IKPR, Class D 2.184% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)		65	58,813
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.182% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		100	98,746
Great Wolf Trust Series 2019-WOLF, Class A 1.193% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)		111	108,495
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A 1.359% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)		115	114,134
Series 2019-SMP, Class A 1.309% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		100	99,383
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.003% (LIBOR 1 Month + 1.85%), 01/16/2037(a)(c)		6	5,705
Starwood Retail Property Trust Series 2014-STAR, Class A 1.629% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		174	114,657

			1,201,111

Total Commercial Mortgage-Backed Securities (cost $6,068,421)			6,156,854

COLLATERALIZED MORTGAGE OBLIGATIONS–11.6%
RISK SHARE FLOATING RATE–8.9%
Bellemeade Re 2020-4 Ltd. Series 2020-4A, Class M2A 2.75% (LIBOR 1 Month + 2.60%), 06/25/2030(a)(c)		150	150,100

12

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Bellemeade Re Ltd.
Series 2018-3A, Class M1B 1.998% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)	U.S.$	82	$81,700
Series 2019-4A, Class M1B 2.148% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(c)		150	149,324
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2 2.548% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		28	27,825
Series 2019-HRP1, Class M2 2.298% (LIBOR 1 Month + 2.15%), 11/25/2039(a)(c)		85	83,719
Series 2019-R02, Class 1M2
2.448% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		38	37,527
Series 2019-R03, Class 1M2 2.298% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(c)		64	63,929
Series 2019-R04, Class 2M2 2.248% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(c)		69	68,803
Series 2019-R05, Class 1M2 2.148% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(c)		59	58,996
Series 2019-R06, Class 2M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		89	88,899
Series 2019-R07, Class 1M2 2.248% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(c)		91	90,831
Series 2020-R01, Class 1M2 2.198% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(c)		130	129,311
Series 2020-R02, Class 2M2 2.148% (LIBOR 1 Month + 2.00%), 01/25/2040(a)(c)		100	99,295
Eagle Re Ltd.
Series 2020-1, Class M1A 1.048% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		150	149,437
Series 2020-2, Class M1B 4.148% (LIBOR 1 Month + 4.00%), 10/25/2030(a)(c)		150	152,135
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2019-DNA3, Class M2 2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)		75	74,405
Series 2019-DNA4, Class M2 2.098% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(c)		92	92,230
	Principal Amount (000)		U.S. $ Value

Series 2019-FTR2, Class M2 2.298% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(c)	U.S.$	115	$113,860
Series 2019-HQA1, Class M2 2.498% (LIBOR 1 Month + 2.35%), 02/25/2049(a)(c)		65	64,987
Series 2020-DNA1, Class M2 1.848% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(c)		110	109,173
Series 2020-DNA2, Class M2 1.998% (LIBOR 1 Month + 1.85%), 02/25/2050(a)(c)		60	59,632
Series 2020-DNA5, Class M2 2.882%, 10/25/2050(a)(c)		70	70,894
Federal National Mortgage Association Series 2017-C02, Class 2M2C 3.798% (LIBOR 1 Month + 3.65%), 09/25/2029(c)		68	68,110
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C04, Class 1M2 5.048% (LIBOR 1 Month + 4.90%), 11/25/2024(c)		58	59,028
Series 2014-C04, Class 2M2 5.148% (LIBOR 1 Month + 5.00%), 11/25/2024(c)		19	19,802
Series 2015-C01, Class 1M2 4.448% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		43	43,346
Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(c)		11	11,461
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		45	45,438
Series 2015-C02, Class 2M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		26	26,285
Series 2015-C03, Class 1M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		49	50,228
Series 2015-C03, Class 2M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		24	24,420
Series 2015-C04, Class 1M2 5.848% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		67	71,428
Series 2016-C01, Class 1M2 6.898% (LIBOR 1 Month + 6.75%), 08/25/2028(c)		80	85,839

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2016-C02, Class 1M2 6.148% (LIBOR 1 Month + 6.00%), 09/25/2028(c)	U.S.$	61	$64,295
Series 2016-C03, Class 2M2 6.048% (LIBOR 1 Month + 5.90%), 10/25/2028(c)		46	48,298
Series 2016-C05, Class 2M2 4.598% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		52	53,990
Series 2016-C06, Class 1M2 4.398% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		90	94,614
Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		70	72,035
Series 2017-C04, Class 2M2 2.998% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		39	39,087
Oaktown Re V Ltd. Series 2020-2A, Class M1B 3.748% (LIBOR 1 Month + 3.60%), 10/25/2030(a)(c)		150	151,241
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A 2.145% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(e)		57	53,848
Series 2019-2R, Class A 2.895% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)		79	75,867
Series 2019-3R, Class A 2.845% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(e)		49	48,900
Radnor Re Ltd.
Series 2020-1, Class M1A 1.098% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(c)		150	149,820
Series 2020-1, Class M2A 2.148% (LIBOR 1 Month + 2.00%), 02/25/2030(a)(c)		150	147,748
STACR Trust Series 2018-DNA3, Class M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(c)		31	30,229
Traingle Re Ltd. Series 2020-1, Class M1B 4.048% (LIBOR 1 Month + 3.90%), 10/25/2030(a)(c)		150	151,110
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 5.398% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(e)		24	23,795
Series 2015-WF1, Class 2M2 5.648% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(e)		10	10,325

			3,737,599

	Principal Amount (000)		U.S. $ Value

AGENCY FLOATING RATE–1.2%
Federal Home Loan Mortgage Corp. REMICs Series 4981, Class HS 5.952% (6.10%–LIBOR 1 Month), 06/25/2050(c)(f)	U.S.$	458	$86,712
Federal National Mortgage Association REMICs
Series 2011-131, Class ST 6.392% (6.54%–LIBOR 1 Month), 12/25/2041(c)(f)		112	27,023
Series 2015-90, Class SL 6.002% (6.15%–LIBOR 1 Month), 12/25/2045(c)(f)		223	52,885
Series 2016-77, Class DS 5.852% (6.00%–LIBOR 1 Month), 10/25/2046(c)(f)		190	38,474
Series 2017-16, Class SG 5.902% (6.05%–LIBOR 1 Month), 03/25/2047(c)(f)		213	43,447
Series 2017-26, Class TS 5.802% (5.95%–LIBOR 1 Month), 04/25/2047(c)(f)		217	49,802
Series 2017-62, Class AS 6.002% (6.15%–LIBOR 1 Month), 08/25/2047(c)(f)		216	40,890
Series 2017-81, Class SA 6.052% (6.20%–LIBOR 1 Month), 10/25/2047(c)(f)		222	49,814
Series 2017-97, Class LS 6.052% (6.20%–LIBOR 1 Month), 12/25/2047(c)(f)		235	58,247
Government National Mortgage Association
Series 2017-134, Class SE 6.048% (6.20%–LIBOR 1 Month), 09/20/2047(c)(f)		163	28,037
Series 2017-65, Class ST 5.998% (6.15%–LIBOR 1 Month), 04/20/2047(c)(f)		203	43,312

			518,643

AGENCY FIXED RATE–0.7%
Federal Home Loan Mortgage Corp. Series 5049, Class CI 3.50%, 12/25/2050(d)		268	34,203
Federal Home Loan Mortgage Corp. REMICs
Series 4976, Class MI 4.50%, 05/25/2050(d)		331	52,733
Series 5015, Class BI 4.00%, 09/25/2050(d)		245	39,943
Series 5018, Class EI 4.00%, 10/25/2050(d)		205	28,678
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.69%, 05/28/2035		50	47,482

14

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050(d)	U.S.$	518	$80,877

			283,916

NON-AGENCY FIXED RATE–0.6%
Alternative Loan Trust
Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		12	11,296
Series 2006-24CB, Class A16 5.75%, 08/25/2036		54	43,011
Series 2006-28CB, Class A14 6.25%, 10/25/2036		39	28,818
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		26	23,780
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 07/25/2037		19	13,274
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2006-10, Class 1A8 6.00%, 05/25/2036		25	18,685
Series 2006-13, Class 1A19 6.25%, 09/25/2036		12	8,162
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		41	28,013
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.649%, 07/25/2036		84	71,062

			246,101

NON-AGENCY FLOATING RATE–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.528% (LIBOR 1 Month + 0.19%), 12/25/2036(c)		107	53,942
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.648% (LIBOR 1 Month + 0.25%), 03/25/2035(c)		26	23,556

			77,498

Total Collateralized Mortgage Obligations (cost $4,912,855)			4,863,757

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS– TREASURIES–9.9%
MALAYSIA–0.3%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	474	$120,606

UNITED STATES–9.6%
U.S. Treasury Bonds
1.25%, 05/15/2050	U.S.$	740	671,666
1.375%, 08/15/2050		55	51,502
1.625%, 11/15/2050		120	119,512
U.S. Treasury Notes
0.125%, 08/31/2022–10/31/2022		1,797	1,797,000
0.375%, 04/30/2025(g)		537	538,930
0.625%, 05/15/2030–08/15/2030		223	217,696
0.875%, 11/15/2030		218	217,251
1.50%, 02/15/2030		384	406,320

			4,019,877

Total Governments–Treasuries (cost $4,154,169)			4,140,483

INFLATION-LINKED SECURITIES–4.6%
CANADA–0.2%
Canadian Government Real Return Bond 0.50%, 12/01/2050	CAD	85	83,113

JAPAN–1.4%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027	JPY	60,394	587,840

UNITED STATES–3.0%
U.S. Treasury Inflation Index
0.125%, 07/15/2026 (TIPS)	U.S.$	381	419,298
0.375%, 07/15/2025 (TIPS)		671	736,346
0.75%, 07/15/2028 (TIPS)		93	108,617

			1,264,261

Total Inflation-Linked Securities (cost $1,780,469)			1,935,214

CORPORATES–NON-INVESTMENT GRADE–4.2%
INDUSTRIAL–2.7%
BASIC–0.3%
Ingevity Corp. 3.875%, 11/01/2028(a)		65	65,319
Sealed Air Corp. 4.00%, 12/01/2027(a)		47	50,166

			115,485

CAPITAL GOODS–0.3%
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		82	83,458
TransDigm, Inc. 6.25%, 03/15/2026(a)		50	53,282

			136,740

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

COMMUNICATIONS– MEDIA–0.2%
Cable One, Inc. 4.00%, 11/15/2030(a)	U.S.$	37	$38,466
CSC Holdings LLC 6.75%, 11/15/2021		30	31,211

			69,677

COMMUNICATIONS– TELECOMMUNICATIONS–0.2%
CenturyLink, Inc. 4.50%, 01/15/2029(a)		71	72,235

CONSUMER CYCLICAL– AUTOMOTIVE–0.3%
Allison Transmission, Inc. 3.75%, 01/30/2031(a)		110	112,530
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(a)		20	21,456

			133,986

CONSUMER CYCLICAL– ENTERTAINMENT–0.3%
Royal Caribbean Cruises Ltd.
10.875%, 06/01/2023(a)		43	48,892
11.50%, 06/01/2025(a)		73	85,380

			134,272

CONSUMER CYCLICAL– OTHER–0.2%
Hilton Domestic Operating Co., Inc. 4.00%, 05/01/2031(a)		100	105,452

CONSUMER CYCLICAL– RESTAURANTS–0.2%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		77	77,177

CONSUMER NON-CYCLICAL–0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		81	81,916
Spectrum Brands, Inc. 5.75%, 07/15/2025		69	71,241

			153,157

ENERGY–0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		33	30,009

OTHER INDUSTRIAL–0.2%
H&E Equipment Services, Inc. 3.875%, 12/15/2028(a)		83	83,867

			1,112,057

	Principal Amount (000)		U.S. $ Value

FINANCIAL INSTITUTIONS–1.5%
BANKING–0.9%
Credit Suisse Group AG 7.50%, 07/17/2023(a)(b)	U.S.$	200	$217,696
Discover Financial Services Series D 6.125%, 06/23/2025(b)		127	143,301

			360,997

FINANCE–0.4%
Navient Corp. 6.625%, 07/26/2021		95	97,308
SLM Corp. 4.20%, 10/29/2025		68	71,892

			169,200

INSURANCE–0.2%
Molina Healthcare, Inc. 3.875%, 11/15/2030(a)		93	99,751

			629,948

Total Corporates–Non-Investment Grade (cost $1,660,904)			1,742,005

ASSET-BACKED SECURITIES–3.9%
AUTOS–FIXED RATE–1.9%
Avis Budget Rental Car Funding AESOP LLC
Series 2016-1A, Class A 2.99%, 06/20/2022(a)		100	100,558
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		105	113,768
Exeter Automobile Receivables Trust
Series 2016-3A, Class D 6.40%, 07/17/2023(a)		100	102,044
Series 2017-1A, Class D 6.20%, 11/15/2023(a)		100	103,377
Series 2017-3A, Class C 3.68%, 07/17/2023(a)		60	61,342
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)		39	38,807
Flagship Credit Auto Trust
Series 2016-4, Class D 3.89%, 11/15/2022(a)		125	126,901
Series 2018-3, Class B 3.59%, 12/16/2024(a)		75	76,269
Hertz Vehicle Financing II LP
Series 2017-1A, Class A 2.96%, 10/25/2021(a)		29	28,537
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		23	22,901
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		29	28,595

			803,099

16

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

OTHER ABS– FIXED RATE–1.2%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)	U.S.$	100	$100,570
Hardee’s Funding LLC
Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		37	40,025
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		85	87,470
Marlette Funding Trust
Series 2018-4A, Class A 3.71%, 12/15/2028(a)		5	5,014
Series 2019-3A, Class A 2.69%, 09/17/2029(a)		27	27,602
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		83	83,684
SoFi Consumer Loan Program LLC
Series 2017-3, Class A 2.77%, 05/25/2026(a)		4	3,781
Series 2017-4, Class B 3.59%, 05/26/2026(a)		130	132,365
Series 2017-5, Class A2 2.78%, 09/25/2026(a)		27	27,400

			507,911

CREDIT CARDS–FIXED RATE–0.7%
World Financial Network Credit Card Master Trust
Series 2018-A, Class A 3.07%, 12/16/2024		130	130,421
Series 2018-B, Class M 3.81%, 07/15/2025		70	70,756
Series 2019-B, Class M 3.04%, 04/15/2026		80	82,448

			283,625

HOME EQUITY LOANS– FLOATING RATE–0.1%
ABFC Trust Series 2003-WF1, Class A2 1.273% (LIBOR 1 Month + 1.13%), 12/25/2032(c)		14	13,978

Total Asset-Backed Securities (cost $1,581,458)			1,608,613

LOCAL GOVERNMENTS–US MUNICIPAL BONDS– 1.4%
UNITED STATES–1.4%
Port Authority of New York & New Jersey
Series 2020A 1.086%, 07/01/2023		50	50,745
	Principal Amount (000)		U.S. $ Value

State Board of Administration Finance Corp.
Series 2020A 1.705%, 07/01/2027	U.S.$	80	$83,039
State of California
5.70%, 11/01/2021		65	67,933
Series 2010 7.625%, 03/01/2040		200	347,106
Tobacco Settlement Finance Authority/WV
3.00%, 06/01/2035		55	55,381

Total Local Governments–US Municipal Bonds (cost $455,660)			604,204

GOVERNMENTS–SOVEREIGN BONDS–0.6%
MEXICO–0.5%
Mexico Government International Bond 3.90%, 04/27/2025		210	236,237

URUGUAY–0.1%
Uruguay Government International Bond 4.375%, 01/23/2031		18	22,238

Total Governments– Sovereign Bonds (cost $229,038)			258,475

EMERGING MARKETS– TREASURIES–0.5%
SOUTH AFRICA–0.5%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $148,546)	ZAR	3,137	203,561

EMERGING MARKETS– CORPORATE BONDS–0.2%
INDUSTRIAL–0.2%
CAPITAL GOODS–0.2%
Embraer Netherlands Finance BV 5.40%, 02/01/2027	U.S.$	85	90,153

UTILITY–0.0%
ELECTRIC–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(e)		5	5,134

Total Emerging Markets– Corporate Bonds (cost $90,117)			95,287

17

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS–0.2%
QUASI-SOVEREIGN BONDS–0.2%
MEXICO–0.2%
Petroleos Mexicanos
6.75%, 09/21/2047	U.S.$	50	$46,875
6.84%, 01/23/2030		17	17,697

Total Quasi-Sovereigns (cost $60,923)			64,572

	Shares
SHORT-TERM INVESTMENTS–1.9%
INVESTMENT COMPANIES–1.8%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 0.03%(h)(i)(j) (cost $765,463)		765,463	765,463

	Principal Amount (000)		U.S. $ Value

SHORT-TERM MUNICIPAL NOTES–0.1%
NEW YORK–0.1%
New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2020B 5.00%, 03/31/2021 (cost $20,217)	U.S.$	20	$20,235

Total Short-Term Investments (cost $785,680)			785,698

TOTAL INVESTMENTS–103.9% (cost $41,494,420)			43,475,788
Other assets less liabilities–(3.9)%			(1,637,387)

NET ASSETS–100.0%			$41,838,401

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bund Futures	3	March 2021	$651,042	$1,902
U.S. 10 Yr Ultra Futures	6	March 2021	938,156	(3,102)
U.S. T-Note 2 Yr (CBT) Futures	71	March 2021	15,689,336	13,111
U.S. Ultra Bond (CBT) Futures	17	March 2021	3,630,562	(63,525)

Sold Contracts
10 Yr Canadian Bond Futures	2	March 2021	234,268	(914)
10 Yr Mini Japan Government Bond Futures	5	March 2021	735,267	1,040
Euro Buxl 30 Yr Bond Futures	4	March 2021	1,100,658	(7,432)
U.S. T-Note 5 Yr (CBT) Futures	37	March 2021	4,668,070	(10,757)

				$(69,677)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	2,169	USD	29	01/22/2021	$74
Barclays Bank PLC	USD	105	IDR	1,475,444	01/15/2021	1,427
Barclays Bank PLC	RUB	61,149	USD	829	01/22/2021	2,889
Barclays Bank PLC	CAD	1,281	USD	1,000	02/18/2021	(5,906)
Citibank, NA	USD	890	KRW	1,011,963	01/14/2021	40,560
Citibank, NA	USD	3	CNY	23	02/10/2021	12
Goldman Sachs Bank USA	USD	846	AUD	1,200	01/12/2021	79,470

18

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	BRL	530	USD	102	01/05/2021	$(49)
HSBC Bank USA	USD	104	BRL	530	01/05/2021	(1,863)
HSBC Bank USA	USD	844	RUB	65,092	01/22/2021	34,838
JPMorgan Chase Bank, NA	RUB	1,561	USD	21	01/22/2021	(412)
Morgan Stanley & Co., Inc.	AUD	2,396	USD	1,711	01/12/2021	(136,978)
Morgan Stanley & Co., Inc.	MYR	497	USD	119	03/25/2021	(4,881)
Morgan Stanley Capital Services, Inc.	NZD	1,186	USD	845	03/05/2021	(8,007)
Standard Chartered Bank	KRW	1,019,227	USD	914	01/14/2021	(23,156)
State Street Bank & Trust Co.	USD	68	AUD	92	01/12/2021	3,054
State Street Bank & Trust Co.	USD	1	SEK	5	01/15/2021	43
State Street Bank & Trust Co.	USD	101	BRL	530	02/02/2021	1,201
State Street Bank & Trust Co.	USD	228	ZAR	3,399	02/04/2021	2,063
State Street Bank & Trust Co.	USD	35	ZAR	514	02/04/2021	(265)
State Street Bank & Trust Co.	ZAR	5,414	USD	350	02/04/2021	(17,321)
State Street Bank & Trust Co.	USD	104	MXN	2,066	02/25/2021	(483)
State Street Bank & Trust Co.	USD	241	JPY	25,066	02/26/2021	2,043
State Street Bank & Trust Co.	EUR	24	USD	30	03/17/2021	154
State Street Bank & Trust Co.	USD	23	EUR	19	03/17/2021	119
UBS AG	USD	1,535	EUR	1,256	03/17/2021	2,607

						$(28,767)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00%	Quarterly	2.52%	USD	352	$33,015	$(32,784)	$65,799
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	2.75	USD	178	16,834	8,946	7,888

						$49,849	$(23,838)	$73,687

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments received by the Fund	Payments made by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	3,550	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	$31,540	$8	$31,532
SEK	15,600	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/ Annual	(14,870)	10	(14,880)
CAD	4,900	08/07/2025	3 Month CDOR	0.698%	Semi-Annual/ Semi-Annual	(9,377)	(47)	(9,330)

19

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

			Rate Type
Notional Amount (000)		Termination Date	Payments received by the Fund	Payments made by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
USD	130	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	$(9,015)	$–0	–	$(9,015)
USD	250	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	(20,218)	–0	–	(20,218)
EUR	290	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(2,277)	–0	–	(2,277)
EUR	290	11/10/2050	0.022%	6 Month EURIBOR	Annual/ Semi-Annual	(4,747)	2,252		(6,999)

						$(28,964)	$2,223		$(31,187)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.87%	USD	54	$6,399	$10,939	$(4,540)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.87	USD	54	6,398	10,930	(4,532)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.87	USD	595	70,498	121,317	(50,819)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.87	USD	298	35,333	59,636	(24,303)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.87	USD	119	14,110	23,600	(9,490)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.87	USD	128	15,145	26,264	(11,119)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.87	USD	51	6,043	8,904	(2,861)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.87	USD	68	8,046	13,809	(5,763)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.87	USD	54	6,398	11,095	(4,697)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.87	USD	27	3,199	5,273	(2,074)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	5	(1,333)	(559)	(774)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	7	(1,865)	(782)	(1,083)

20

AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	15.00%	USD	9	$(2,399)	$(984)	$(1,415)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	14	(3,731)	(1,530)	(2,201)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	9	(2,398)	(964)	(1,434)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	12	(3,198)	(1,256)	(1,942)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	4	(1,066)	(420)	(646)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	6	(1,599)	(743)	(856)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	8	(2,132)	(991)	(1,141)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	6	(1,599)	(768)	(831)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	1	(267)	(126)	(141)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	6	(1,599)	(706)	(893)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	2	(533)	(235)	(298)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	4	(1,066)	(518)	(548)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	8	(2,132)	(1,061)	(1,071)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	1	(266)	(157)	(109)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	7	(1,865)	(1,019)	(846)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	3	(800)	(372)	(428)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	94	(25,051)	(5,937)	(19,114)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	28	(7,462)	(1,890)	(5,572)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	318	(84,797)	(12,702)	(72,095)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	350	(93,275)	(19,777)	(73,498)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	56	(14,920)	(8,112)	(6,808)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	6.97	USD	135	(10,120)	(2,578)	(7,542)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	132	(35,178)	(9,033)	(26,145)

21

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	15.00%	USD	51	$(13,592)	$(6,275)	$(7,317)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	8	(2,132)	(448)	(1,684)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	8	(2,132)	(916)	(1,216)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	28	(7,462)	(3,127)	(4,335)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	27	(7,195)	(3,014)	(4,181)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	49	(13,058)	(4,134)	(8,924)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	14	(3,731)	(1,753)	(1,978)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	4	(1,066)	(350)	(716)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	8	(2,132)	(713)	(1,419)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	8	(2,133)	(772)	(1,361)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	16	(4,265)	(1,687)	(2,578)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	41	(10,926)	(5,448)	(5,478)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	57	(15,190)	(5,929)	(9,261)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	34	(9,058)	(5,103)	(3,955)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	28	(7,459)	(4,468)	(2,991)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	39	(10,390)	(6,313)	(4,077)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	4	(1,066)	(593)	(473)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	9	(2,397)	(1,121)	(1,276)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	51	(13,587)	(6,107)	(7,480)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	18	(4,795)	(2,174)	(2,621)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	15.00	USD	35	(9,328)	(2,410)	(6,918)

						$(272,176)	$155,692	$(427,868)

*	Termination date

**	Principal amount less than 500.

22

AB Variable Products Series Fund

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate market value of these securities amounted to $9,960,365 or 23.8% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2020.

(d)	IO—Interest Only.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.52% of net assets as of December 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.145%, 03/27/2024	03/21/2019	$56,501	$53,848	0.13%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.895%, 05/27/2023	06/07/2019	78,675	75,867	0.18%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.845%, 10/27/2022	10/11/2019	49,480	48,900	0.12%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	5,000	5,134	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.398%, 11/25/2025	09/28/2015	24,385	23,795	0.06%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.648%, 11/25/2025	09/28/2015	10,442	10,325	0.02%

(f)	Inverse interest only security.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	Affiliated investments.

(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(j)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL— Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

23

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

24

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2020	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $40,728,957)	$42,710,325
Affiliated issuers (cost $765,463)	765,463
Cash	270
Cash collateral due from broker	385,904
Receivable for investment securities sold and foreign currency transactions	875,169
Interest receivable	233,467
Market value on credit default swaps (net premiums paid $291,767)	171,569
Unrealized appreciation on forward currency exchange contracts	170,554
Receivable for capital stock sold	38,427
Receivable for variation margin on futures	14,635
Receivable for variation margin on centrally cleared swaps	5,495
Affiliated dividends receivable	13

Total assets	45,371,291

LIABILITIES
Due to custodian	326
Payable for investment securities purchased and foreign currency transactions	2,723,198
Market value on credit default swaps (net premiums received $136,075)	443,745
Unrealized depreciation on forward currency exchange contracts	199,321
Administrative fee payable	20,266
Advisory fee payable	15,848
Payable for capital stock redeemed	8,886
Distribution fee payable	2,384
Transfer Agent fee payable	146
Accrued expenses and other liabilities	118,770

Total liabilities	3,532,890

NET ASSETS	$41,838,401

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,819
Additional paid-in capital	38,401,477
Distributable earnings	3,433,105

$41,838,401

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$30,529,394	2,778,264	$10.99

B	$11,309,007	1,040,399	$10.87

See notes to financial statements.

25

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2020	AB Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,380,590
Dividends
Unaffiliated issuers	6,204
Affiliated issuers	1,477

1,388,271

EXPENSES
Advisory fee (see Note B)	191,289
Distribution fee—Class B	28,111
Transfer agency—Class A	3,586
Transfer agency—Class B	1,293
Custody and accounting	122,170
Audit and tax	81,329
Administrative	73,497
Printing	24,134
Legal	19,228
Directors’ fees	16,600
Miscellaneous	7,797

Total expenses	569,034
Less: expenses waived and reimbursed by the Adviser (see Note B)	(409)

Net expenses	568,625

Net investment income	819,646

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,062,234
Forward currency exchange contracts	(46,137)
Futures	553,382
Swaps	(261,562)
Swaptions written	68,652
Foreign currency transactions	(27,861)
Net change in unrealized appreciation/depreciation of:
Investments (a)	708,835
Forward currency exchange contracts	(12,520)
Futures	(2,974)
Swaps	(461,597)
Foreign currency denominated assets and liabilities	9,687

Net gain on investment and foreign currency transactions	1,590,139

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,409,785

(a)	Net of increase in accrued foreign capital gains taxes of $9,868.

See notes to financial statements.

26

INTERMEDIATE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2020		Year Ended December 31, 2019
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$819,646		$1,091,588
Net realized gain on investment and foreign currency transactions	1,348,708		611,219
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	241,431		1,868,257
Contributions from Affiliates (see Note B)	–0	–	355

Net increase in net assets from operations	2,409,785		3,571,419
Distributions to Shareholders
Class A	(1,056,131)		(961,173)
Class B	(355,053)		(324,304)
CAPITAL STOCK TRANSACTIONS
Net decrease	(3,575,324)		(3,191,422)

Total decrease	(2,576,723)		(905,480)
NET ASSETS
Beginning of period	44,415,124		45,320,604

End of period	$41,838,401		$44,415,124

See notes to financial statements.

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2020	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Intermediate Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

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AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grade	$–0	–	$14,367,351		$–0	–	$14,367,351
Mortgage Pass-Throughs	–0	–	6,649,714		–0	–	6,649,714
Commercial Mortgage-Backed Securities	–0	–	6,156,854		–0	–	6,156,854
Collateralized Mortgage Obligations	–0	–	4,863,757		–0	–	4,863,757
Governments—Treasuries	–0	–	4,140,483		–0	–	4,140,483
Inflation-Linked Securities	–0	–	1,935,214		–0	–	1,935,214
Corporates—Non-Investment Grade	–0	–	1,742,005		–0	–	1,742,005
Asset-Backed Securities	–0	–	1,608,613		–0	–	1,608,613
Local Governments—US Municipal Bonds	–0	–	604,204		–0	–	604,204
Governments—Sovereign Bonds	–0	–	258,475		–0	–	258,475
Emerging Markets—Treasuries	–0	–	203,561		–0	–	203,561
Emerging Markets—Corporate Bonds	–0	–	95,287		–0	–	95,287
Quasi-Sovereigns	–0	–	64,572		–0	–	64,572
Short-Term Investments:
Investment Companies	765,463		–0	–	–0	–	765,463
Short-Term Municipal Notes	–0	–	20,235		–0	–	20,235

Total Investments in Securities	765,463		42,710,325		–0	–	43,475,788
Other Financial Instruments(a):
Assets:
Futures	16,053		–0	–	–0	–	16,053	(b)
Forward Currency Exchange Contracts	–0	–	170,554		–0	–	170,554
Centrally Cleared Credit Default Swaps	–0	–	49,849		–0	–	49,849	(b)
Centrally Cleared Interest Rate Swaps	–0	–	31,540		–0	–	31,540	(b)
Credit Default Swaps	–0	–	171,569		–0	–	171,569
Liabilities:
Futures	(85,730)		–0	–	–0	–	(85,730	)(b)
Forward Currency Exchange Contracts	–0	–	(199,321)		–0	–	(199,321)
Centrally Cleared Interest Rate Swaps	–0	–	(60,504)		–0	–	(60,504	)(b)
Credit Default Swaps	–0	–	(443,745)		–0	–	(443,745)

Total	$695,786		$42,430,267		$–0	–	$43,126,053

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and

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AB Variable Products Series Fund

foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2020, the reimbursement for such services amounted to $73,497.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2020, such waiver amounted to $409.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$264	$25,046	$24,545	$765	$1

During the year ended December 31, 2019, the Adviser reimbursed the Portfolio $355 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$15,767,662	$12,663,134
U.S. government securities	22,725,840	24,277,573

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$41,542,728

Gross unrealized appreciation	$2 ,991,144
Gross unrealized depreciation	(1,104,548)

Net unrealized appreciation	$1,886,596

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2020, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2020, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Portfolio’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended December 31, 2020, the Portfolio held written swaptions for hedging and non-hedging purposes.

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AB Variable Products Series Fund

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

35

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2020, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2020, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

36

AB Variable Products Series Fund

During the year ended December 31, 2020, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$16,053	*	Receivable/Payable for variation margin on futures	$85,730	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	73,687	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	31,532	*	Receivable/Payable for variation margin on centrally cleared swaps	62,719	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	170,554		Unrealized depreciation on forward currency exchange contracts	199,321

Credit contracts	Market value on credit default swaps	171,569		Market value on credit default swaps	443,745

Total		$463,395			$791,515

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

37

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$553,382	$(2,974)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(46,137)	(12,520)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	6,164	–0	–

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	62,488	–0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	41,286	29,518

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(302,848)	(491,115)

Total		$314,335	$(477,091)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2020:

Futures:
Average notional amount of buy contracts	$17,975,434
Average notional amount of sale contracts	$4,291,292
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,112,270	(a)
Average principal amount of sale contracts	$3,399,401
Swaptions Written:
Average notional amount	$3,358,437	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$7,188,157
Credit Default Swaps:
Average notional amount of buy contracts	$1,246,429	(c)
Average notional amount of sale contracts	$2,909,032
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,100,615	(c)
Average notional amount of sale contracts	$844,547	(a)
Total Return Swaps:
Average notional amount	$1,640,000	(d)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for seven months during the year.

(d)	Positions were open for one month during the year.

38

AB Variable Products Series Fund

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$74	$–0	–	$–0	–	$–0	–	$74
Barclays Bank PLC	4,316	(4,316)		–0	–	–0	–	–0	–
Citibank, NA/ Citigroup Global Markets, Inc.	188,455	(29,848)		–0	–	–0	–	158,607
Goldman Sachs Bank USA/Goldman Sachs International	85,513	(80,474)		–0	–	–0	–	5,039
HSBC Bank USA	34,838	(1,912)		–0	–	–0	–	32,926
JPMorgan Chase Bank, NA/JPMorgan Securties, LLC	8,046	(8,046)		–0	–	–0	–	–0	–
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	9,597	(9,597)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	8,677	(8,677)		–0	–	–0	–	–0	–
UBS AG	2,607	–0	–	–0	–	–0	–	2,607

Total	$342,123	$(142,870)		$–0	–	$–0	–	$199,253	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$5,906	$(4,316)		$–0	–	$–0	–	$1,590
Citibank, NA/ Citigroup Global Markets, Inc.	29,848	(29,848)		–0	–	–0	–	–0	–
Credit Suisse International	225,505	–0	–	–0	–	(225,505)		–0	–
Deutsche Bank AG	77,811	–0	–	–0	–	–0	–	77,811
Goldman Sachs Bank USA/Goldman Sachs International	80,474	(80,474)		–0	–	–0	–	–0	–
HSBC Bank USA	1,912	(1,912)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA/JPMorgan Securties, LLC	21,191	(8,046)		–0	–	–0	–	13,145
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	159,194	(9,597)		–0	–	–0	–	149,597
Standard Chartered Bank	23,156	–0	–	–0	–	–0	–	23,156
State Street Bank & Trust Co.	18,069	(8,677)		–0	–	–0	–	9,392

Total	$643,066	$(142,870)		$–0	–	$(225,505)		$274,691^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

39

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2020, the Portfolio earned drop income of $9,221 which is included in interest income in the accompanying statement of operations.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Class A
Shares sold	137,413	208,310	$1,476,072	$2,214,654
Shares issued in reinvestment of dividends and distributions	97,250	90,336	1,056,131	961,173
Shares redeemed	(509,318)	(504,296)	(5,519,329)	(5,367,537)

Net decrease	(274,655)	(205,650)	$(2,987,126)	$(2,191,710)

Class B
Shares sold	132,767	112,389	$1,411,697	$1,181,651
Shares issued in reinvestment of dividends and distributions	33,028	30,769	355,053	324,304
Shares redeemed	(222,779)	(239,084)	(2,354,948)	(2,505,667)

Net decrease	(56,984)	(95,926)	$(588,198)	$(999,712)

At December 31, 2020, certain shareholders of the Portfolio owned 80% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE F: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

40

AB Variable Products Series Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy

41

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

redemptions of Portfolio shares. lliquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2020.

42

AB Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,411,184	$1,285,477

Total taxable distributions paid	$1,411,184	$1,285,477

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,363,985
Undistributed capital gains	198,097	(a)
Other losses	(9,819	)(b)
Unrealized appreciation/(depreciation)	1,880,842	(c)

Total accumulated earnings/(deficit)	$3,433,105

(a)	During the fiscal year, the Portfolio utilized $164,058 of capital loss carry forwards to offset current year net realized gains.

(b)	As of December 31, 2020, the cumulative deferred loss on straddles was $9,819.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities, the amortization on callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

43

INTERMEDIATE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2020		2019		2018		2017	2016
Net asset value, beginning of period	$10.73		$10.21		$10.56		$10.65	$10.63

Income From Investment Operations
Net investment income (a)	.22	(b)	.26	(b)	.23	(b)	.23	.28	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41		.57		(.31)		.14	.23
Contributions from Affiliates	–0	–	.00	(c)	–0	–	.00 (c)	–0	–

Net increase (decrease) in net asset value from operations	.63		.83		(.08)		.37	.51

Less: Dividends and Distributions
Dividends from net investment income	(.37)		(.31)		(.13)		(.36)	(.35)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.14)		(.10)	(.14)

Total dividends and distributions	(.37)		(.31)		(.27)		(.46)	(.49)

Net asset value, end of period	$10.99		$10.73		$10.21		$10.56	$10.65

Total Return
Total investment return based on net asset value (d)*	5.96%		8.20%		(.72)%		3.52%	4.71	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,529		$32,763		$33,267		$38,172	$42,183
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.27%		1.26%		1.16%		1.11%	1.06%
Expenses, before waivers/reimbursements	1.27%		1.27%		1.16%		1.11%	1.06%
Net investment income	1.99	%(b)	2.48	%(b)	2.20	%(b)	2.11%	2.60	%†
Portfolio turnover rate**	89%		75%		155%		216%	156%

See footnote summary on page 45.

44

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2020		2019		2018		2017	2016
Net asset value, beginning of period	$10.62		$10.10		$10.45		$10.54	$10.53

Income From Investment Operations
Net investment income (a)	.19	(b)	.23	(b)	.20	(b)	.20	.25	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41		.58		(.31)		.14	.22
Contributions from Affiliates	–0	–	.00	(c)	–0	–	.00 (c)	–0	–

Net increase (decrease) in net asset value from operations	.60		.81		(.11)		.34	.47

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.29)		(.10)		(.33)	(.32)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.14)		(.10)	(.14)

Total dividends and distributions	(.35)		(.29)		(.24)		(.43)	(.46)

Net asset value, end of period	$10.87		$10.62		$10.10		$10.45	$10.54

Total Return
Total investment return based on net asset value (d)*	5.64%		7.99%		(1.01)%		3.28%	4.36	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,309		$11,652		$12,054		$14,786	$16,029
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%		1.51%		1.41%		1.36%	1.32%
Expenses, before waivers/reimbursements	1.52%		1.52%		1.41%		1.36%	1.32%
Net investment income	1.74	%(b)	2.23	%(b)	1.95	%(b)	1.87%	2.36	%†
Portfolio turnover rate**	89%		75%		155%		216%	156%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.03	.28%	.29%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2017, and December 31, 2016 by .03%, .03% and .03%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Intermediate Bond Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Intermediate Bond Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 12, 2021

46

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Investment Team. Messrs. Canter, Keegan, and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021.

47

INTERMEDIATE BOND PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

48

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez, ## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey, ## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin, ## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

49

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb, ## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen, ## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody, ## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

50

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. He is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

51

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Michael Canter 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also the Director of Securitized Assets and US Multi-Sector Fixed-Income.

Shawn E. Keegan 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Janaki Rao 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

52

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

53

INTERMEDIATE BOND PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to

54

AB Variable Products Series Fund

make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

55

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

56

VPS-IB-0151-1220

DEC    12.31.20

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	INTERNATIONAL GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2021

The following is an update of AB Variable Products Series Fund—International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2020.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed- and emerging-market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation.

The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index ex USA (net), and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex USA (net) for the one-, five- and 10-year periods ended December 31, 2020.

All share classes outperformed the primary benchmark and the MSCI ACWI ex USA (net) for the annual period. Relative to the primary benchmark, security selection contributed, particularly in the industrials and health-care sectors. Only selection in consumer staples detracted from performance. Sector selection also contributed to performance, led by an overweight to technology and an underweight to energy. Underweights to consumer discretionary and communication services offset gains somewhat. Country selection (a result of bottom-up security analysis driven by fundamental research) contributed, mainly because of overweights to the US and Denmark, while underweights to South Korea and Taiwan detracted.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which detracted from absolute returns for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Non-US equities recorded positive returns for the annual period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of

1

AB Variable Products Series Fund

the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the annual period, large-cap stocks, led by US technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

The Portfolio’s exposures remain focused on secular growth themes, particularly those promoting social and environmental sustainability. This has helped the Portfolio’s Senior Investment Management Team (the “Team”) to identify companies with strong competitive advantages and high returns on invested capital that the Team believes are more likely to sustain higher-than-average growth over the long term. The Team believes organic sales and earnings growth will be key drivers of returns going forward. The Portfolio is positioned particularly well in this regard.

2

INTERNATIONAL GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index ex USA and the MSCI ACWI ex USA are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERNATIONAL GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2020 (unaudited)	1 Year	5 Years[1]	10 Years[1]

International Growth Portfolio Class A	29.94%	11.47%	6.30%

International Growth Portfolio Class B	29.60%	11.20%	6.04%

Primary Benchmark: MSCI World Index ex USA (net)	7.59%	7.64%	5.19%

MSCI ACWI ex USA (net)	10.65%	8.93%	4.92%
1 Average annual returns.
Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.41% and 1.66% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.36% and 1.61% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2021, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2010 to 12/31/2020 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in International Growth Portfolio Class A shares (from 12/31/2010 to 12/31/2020) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

INTERNATIONAL GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,294.50	$7.32	1.27%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.75	$6.44	1.27%

Class B
Actual	$1,000	$1,292.70	$8.76	1.52%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.50	$7.71	1.52%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Vestas Wind Systems A/S	$1,722,584	2.9%
Koninklijke Philips NV	1,649,101	2.8
Partners Group Holding AG	1,643,883	2.8
Neste Oyj	1,620,298	2.7
Schneider Electric SE	1,542,686	2.6
Orsted AS	1,528,401	2.6
Aptiv PLC	1,520,224	2.5
London Stock Exchange Group PLC	1,496,421	2.5
HDFC Bank Ltd.	1,465,442	2.5
WSP Global, Inc.	1,363,257	2.3

	$15,552,297	26.2%

SECTOR BREAKDOWN2

December 31, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$10,770,492	18.4%
Industrials	9,877,853	16.9
Financials	9,366,437	16.0
Health Care	9,007,718	15.4
Consumer Staples	4,811,890	8.2
Consumer Discretionary	4,363,728	7.5
Materials	3,633,797	6.2
Communication Services	2,025,353	3.5
Energy	1,620,298	2.8
Utilities	1,528,401	2.6
Short-Term Investments	1,455,997	2.5

Total Investments	$58,461,964	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Netherlands	$6,100,932	10.4%
United States	5,288,794	9.1
Switzerland	4,772,716	8.2
United Kingdom	4,750,926	8.1
Denmark	4,572,882	7.8
France	4,517,794	7.7
Japan	4,241,489	7.3
Germany	3,221,397	5.5
Finland	2,867,524	4.9
India	2,712,958	4.6
China	2,232,411	3.8
Sweden	2,088,994	3.6
Ireland	2,039,579	3.5
Other	7,597,571	13.0
Short-Term Investments	1,455,997	2.5

Total Investments	$58,461,964	100.0%

1	All data are as of December 31, 2020. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 3.4% or less in the following: Argentina, Austria, Canada, Hong Kong, Indonesia, Norway, Peru and Spain.

8

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2020	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.8%

INFORMATION TECHNOLOGY–18.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–5.4%
Flex Ltd.(a)	43,800	$787,524
Halma PLC	40,310	1,349,992
Keyence Corp.	1,900	1,068,782

		3,206,298

IT SERVICES–2.7%
Adyen NV(a)(b)	427	992,152
Shopify, Inc.–Class A(a)	550	622,572

		1,614,724

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–8.1%
ASML Holding NV	2,536	1,227,873
Infineon Technologies AG	31,505	1,203,132
NXP Semiconductors NV	7,340	1,167,133
STMicroelectronics NV	33,717	1,247,386

		4,845,524

SOFTWARE–1.9%
Dassault Systemes SE	5,443	1,103,946

		10,770,492

INDUSTRIALS–16.6%
AEROSPACE & DEFENSE–1.8%
Hexcel Corp.	22,470	1,089,570

COMMERCIAL SERVICES & SUPPLIES–2.1%
TOMRA Systems ASA	24,840	1,222,015

CONSTRUCTION & ENGINEERING–2.3%
WSP Global, Inc.(c)	14,390	1,363,257

ELECTRICAL EQUIPMENT–5.5%
Schneider Electric SE	10,674	1,542,686
Vestas Wind Systems A/S	7,292	1,722,584

		3,265,270

MACHINERY–2.9%
SMC Corp.	1,800	1,099,327
Xylem, Inc./NY	6,218	632,930

		1,732,257

PROFESSIONAL SERVICES–2.0%
Recruit Holdings Co., Ltd.	28,700	1,205,484

		9,877,853

FINANCIALS–15.8%
BANKS–7.9%
Bank Mandiri Persero Tbk PT	608,000	274,359
Credicorp Ltd.	1,780	291,955
Erste Group Bank AG(a)	43,000	1,309,897
HDFC Bank Ltd.(a)	74,290	1,465,442

Svenska Handelsbanken AB–Class A(a)	131,264	1,323,145

		4,664,798

CAPITAL MARKETS–5.3%
London Stock Exchange Group PLC	12,123	1,496,421
Partners Group Holding AG	1,399	1,643,883

		3,140,304

INSURANCE–2.6%
AIA Group Ltd.	81,800	996,825
Prudential PLC	30,700	564,510

		1,561,335

		9,366,437

HEALTH CARE–15.1%
BIOTECHNOLOGY–1.2%
Abcam PLC(c)	33,221	704,161

HEALTH CARE EQUIPMENT & SUPPLIES–6.9%
Alcon, Inc.(a)	18,470	1,226,336
Koninklijke Philips NV(a)	30,614	1,649,101
STERIS PLC	6,640	1,258,545

		4,133,982

HEALTH CARE PROVIDERS & SERVICES–2.1%
Apollo Hospitals Enterprise Ltd.	37,914	1,247,516

LIFE SCIENCES TOOLS & SERVICES–4.2%
Gerresheimer AG	8,332	898,510
ICON PLC(a)	5,217	1,017,211
Tecan Group AG	1,228	602,312

		2,518,033

PHARMACEUTICALS–0.7%
Roche Holding AG	1,160	404,026

		9,007,718

CONSUMER STAPLES–8.1%
FOOD PRODUCTS–4.3%
Danone SA	9,479	623,776
Kerry Group PLC–Class A	7,039	1,022,368
Nestle SA	7,581	896,160

		2,542,304

HOUSEHOLD PRODUCTS–2.7%
Essity AB–Class B	23,770	765,849
Unicharm Corp.	18,300	867,896

		1,633,745

PERSONAL PRODUCTS–1.1%
Unilever PLC	10,602	635,841

		4,811,890

CONSUMER DISCRETIONARY–7.3%
AUTO COMPONENTS–2.5%
Aptiv PLC	11,668	1,520,224

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INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INTERNET & DIRECT MARKETING RETAIL–1.1%
MercadoLibre, Inc.(a)	375	$628,208

TEXTILES, APPAREL & LUXURY GOODS–3.7%
Puma SE(a)	9,951	1,119,755
Shenzhou International Group Holdings Ltd.	55,900	1,095,541

		2,215,296

		4,363,728

MATERIALS–6.1%
CHEMICALS–4.0%
Chr Hansen Holding A/S(a)	12,794	1,321,897
Koninklijke DSM NV(c)	6,191	1,064,674

		2,386,571

CONTAINERS & PACKAGING–2.1%
Huhtamaki Oyj	24,050	1,247,226

		3,633,797

COMMUNICATION SERVICES–3.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.5%
Cellnex Telecom SA(b)(c)	14,795	888,483

INTERACTIVE MEDIA & SERVICES–1.9%
Tencent Holdings Ltd.	15,800	1,136,870

		2,025,353

ENERGY–2.7%
OIL, GAS & CONSUMABLE FUELS–2.7%
Neste Oyj	22,317	1,620,298

UTILITIES–2.6%
ELECTRIC UTILITIES–2.6%
Orsted AS(b)	7,470	1,528,401

Total Common Stocks (cost $35,542,868)		57,005,967

SHORT-TERM INVESTMENTS–2.5%
INVESTMENT COMPANIES–2.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(d)(e)(f) (cost $1,455,997)	1,455,997	1,455,997

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–98.3% (cost $36,998,865)		58,461,964

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.9%
INVESTMENT COMPANIES–3.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(d)(e)(f) (cost $2,334,903)	2,334,903	2,334,903

TOTAL INVESTMENTS–102.2% (cost $39,333,768)		60,796,867
Other assets less liabilities–(2.2)%		(1,318,429)

NET ASSETS–100.0%		$59,478,438

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	198	CNY	1,298	02/10/2021	$346
Barclays Bank PLC	INR	10,646	USD	144	01/15/2021	(1,265)
Citibank, NA	BRL	3,185	USD	613	01/05/2021	(295)
Citibank, NA	USD	598	BRL	3,185	01/05/2021	15,270
Citibank, NA	USD	1,938	KRW	2,204,380	01/14/2021	88,353
Citibank, NA	USD	2,064	TWD	57,882	01/27/2021	2,786
Citibank, NA	CHF	1,185	USD	1,304	01/29/2021	(35,363)
Citibank, NA	USD	4,817	CNY	31,539	02/10/2021	11,586
Citibank, NA	USD	4,987	JPY	519,072	02/26/2021	42,615
Deutsche Bank AG	INR	29,290	USD	395	01/15/2021	(5,597)

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AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CAD	928	USD	727	02/18/2021	$(1,978)
Goldman Sachs Bank USA	USD	121	KRW	133,057	01/14/2021	1,794
Goldman Sachs Bank USA	USD	151	KRW	163,442	01/14/2021	(397)
Goldman Sachs Bank USA	USD	189	RUB	14,593	01/22/2021	7,736
JPMorgan Chase Bank, NA	USD	303	BRL	1,569	02/02/2021	(867)
Morgan Stanley Capital Services, Inc.	JPY	71,041	USD	687	02/26/2021	(1,035)
Natwest Markets PLC	USD	294	RUB	22,140	01/22/2021	4,603
Standard Chartered Bank	INR	45,041	USD	609	01/15/2021	(6,801)
Standard Chartered Bank	NOK	8,666	USD	939	01/15/2021	(72,013)
Standard Chartered Bank	USD	514	INR	38,605	01/15/2021	14,066
Standard Chartered Bank	USD	103	TWD	2,916	01/27/2021	822
State Street Bank & Trust Co.	USD	2,424	AUD	3,389	01/12/2021	188,956
State Street Bank & Trust Co.	SEK	7,693	USD	879	01/15/2021	(56,153)
State Street Bank & Trust Co.	USD	212	INR	15,732	01/15/2021	2,779
State Street Bank & Trust Co.	USD	289	NOK	2,551	01/15/2021	8,476
State Street Bank & Trust Co.	USD	69	SEK	616	01/15/2021	5,669
State Street Bank & Trust Co.	GBP	299	USD	401	01/21/2021	(7,481)
State Street Bank & Trust Co.	USD	813	GBP	610	01/21/2021	21,662
State Street Bank & Trust Co.	CHF	243	USD	271	01/29/2021	(3,456)
State Street Bank & Trust Co.	USD	268	CHF	238	01/29/2021	1,325
State Street Bank & Trust Co.	USD	226	CHF	200	01/29/2021	(307)
State Street Bank & Trust Co.	USD	606	BRL	3,185	02/02/2021	7,219
State Street Bank & Trust Co.	USD	519	ZAR	8,037	02/04/2021	25,715
State Street Bank & Trust Co.	USD	269	MXN	5,349	02/25/2021	(1,655)
State Street Bank & Trust Co.	JPY	35,459	USD	342	02/26/2021	(1,389)
State Street Bank & Trust Co.	USD	362	JPY	37,474	02/26/2021	1,136
State Street Bank & Trust Co.	EUR	379	USD	462	03/17/2021	(1,629)
State Street Bank & Trust Co.	USD	217	EUR	178	03/17/2021	347
State Street Bank & Trust Co.	USD	1,167	EUR	953	03/17/2021	(1,008)
UBS AG	INR	40,269	USD	544	01/15/2021	(6,535)
UBS AG	USD	2,353	CAD	3,012	02/18/2021	13,859
UBS AG	EUR	10,243	USD	12,512	03/17/2021	(21,256)

						$240,640

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate market value of these securities amounted to $3,409,036 or 5.7% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

11

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2020	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $35,542,868)	$57,005,967	(a)
Affiliated issuers (cost $3,790,900—including investment of cash collateral for securities loaned of $2,334,903)	3,790,900
Foreign currencies, at value (cost $701,640)	698,966
Unrealized appreciation on forward currency exchange contracts	467,120
Receivable for investment securities sold and foreign currency transactions	257,468
Unaffiliated dividends receivable	82,545
Receivable for capital stock sold	2,137
Affiliated dividends receivable	55

Total assets	62,305,158

LIABILITIES
Payable for collateral received on securities loaned	2,334,903
Unrealized depreciation on forward currency exchange contracts	226,480
Payable for capital stock redeemed	57,354
Advisory fee payable	34,390
Administrative fee payable	20,266
Payable for investment securities purchased and foreign currency transactions	7,141
Distribution fee payable	6,678
Transfer Agent fee payable	146
Accrued expenses and other liabilities	139,362

Total liabilities	2,826,720

NET ASSETS	$59,478,438

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,177
Additional paid-in capital	32,602,036
Distributable earnings	26,874,225

	$59,478,438

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$27,410,025	994,661	$27.56

B	$32,068,413	1,182,481	$27.12

(a)	Includes securities on loan with a value of $2,254,323 (see Note E).

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2020	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $55,578)	$444,021
Affiliated issuers	8,332
Securities lending income	8,034

460,387

EXPENSES
Advisory fee (see Note B)	387,492
Distribution fee—Class B	70,447
Transfer agency—Class A	1,831
Transfer agency—Class B	2,199
Custody and accounting	95,478
Administrative	75,346
Audit and tax	67,078
Printing	26,866
Legal	19,716
Directors’ fees	16,744
Miscellaneous	13,159

Total expenses	776,356
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(28,217)

Net expenses	748,139

Net investment loss	(287,752)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	5,737,800
Forward currency exchange contracts	(607,853)
Foreign currency transactions	45,620
Net change in unrealized appreciation/depreciation of:
Investments(a)	8,966,469
Forward currency exchange contracts	163,315
Foreign currency denominated assets and liabilities	(4,822)

Net gain on investment and foreign currency transactions	14,300,529

NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,012,777

(a)	Net of increase in accrued foreign capital gains taxes of $51,983.

See notes to financial statements.

14

INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(287,752)	$134,740
Net realized gain on investment and foreign currency transactions	5,175,567	4,692,498
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	9,124,962	7,740,937

Net increase in net assets from operations	14,012,777	12,568,175
Distributions to Shareholders
Class A	(2,359,331)	(688,238)
Class B	(2,741,392)	(794,928)
CAPITAL STOCK TRANSACTIONS
Net decrease	(3,312,483)	(6,897,421)

Total increase	5,599,571	4,187,588
NET ASSETS
Beginning of period	53,878,867	49,691,279

End of period	$59,478,438	$53,878,867

See notes to financial statements.

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2020	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

16

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2020:

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$2,577,229		$8,193,263	$–0	–	$10,770,492
Industrials	3,085,757		6,792,096	–0	–	9,877,853
Financials	291,955		9,074,482	–0	–	9,366,437
Health Care	2,979,917		6,027,801	–0	–	9,007,718
Consumer Staples	–0	–	4,811,890	–0	–	4,811,890
Consumer Discretionary	2,148,432		2,215,296	–0	–	4,363,728
Materials	–0	–	3,633,797	–0	–	3,633,797
Communication Services	–0	–	2,025,353	–0	–	2,025,353
Energy	–0	–	1,620,298	–0	–	1,620,298
Utilities	–0	–	1,528,401	–0	–	1,528,401

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Short-Term Investments	$1,455,997		$–0	–	$–0	–	$1,455,997
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,334,903		–0	–	–0	–	2,334,903

Total Investments in Securities	14,874,190		45,922,677	(a)	–0	–	60,796,867
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	467,120		–0	–	467,120
Liabilities:
Forward Currency Exchange Contracts	–0	–	(226,480)		–0	–	(226,480)

Total	$14,874,190		$46,163,317		$–0	–	$61,037,507

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific

18

AB Variable Products Series Fund

expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to 0.05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2020, such reimbursements/waivers amounted to $25,833. This fee waiver and/or expense reimbursement agreement extends through May 1, 2021 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2020, the reimbursement for such services amounted to $75,346.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2020, such waiver amounted to $2,146.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,750	$16,433	$16,727	$1,456	$8
Government Money Market Portfolio*	1,787	22,085	21,537	2,335	1

Total				$3,791	$9

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

19

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$16,765,116		$26,447,180
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$39,429,165

Gross unrealized appreciation	$22,187,127
Gross unrealized depreciation	(808,971)

Net unrealized appreciation	$21,378,156

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

20

AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2020, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$467,120	Unrealized depreciation on forward currency exchange contracts	$226,480

Total		$467,120		$226,480

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(607,853)	$163,315

Total		$(607,853)	$163,315

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2020:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$25,213,384
Average principal amount of sale contracts	$21,377,210

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

21

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$346	$–0	–	$–0	–	$–0	–	$346
Citibank, NA	160,610	(35,658)		–0	–	–0	–	124,952
Goldman Sachs Bank USA	9,530	(397)		–0	–	–0	–	9,133
Natwest Markets PLC	4,603	–0	–	–0	–	–0	–	4,603
Standard Chartered Bank	14,888	(14,888)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	263,284	(73,078)		–0	–	–0	–	190,206
UBS AG	13,859	(13,859)		–0	–	–0	–	–0	–

Total	$467,120	$(137,880)		$–0	–	$–0	–	$329,240	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,265	$–0	–	$–0	–	$–0	–	$1,265
Citibank, NA	35,658	(35,658)		–0	–	–0	–	–0	–
Deutsche Bank AG	7,575	–0	–	–0	–	–0	–	7,575
Goldman Sachs Bank USA	397	(397)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	867	–0	–	–0	–	–0	–	867
Morgan Stanley Capital Services, Inc.	1,035	–0	–	–0	–	–0	–	1,035
Standard Chartered Bank	78,814	(14,888)		–0	–	–0	–	63,926
State Street Bank & Trust Co.	73,078	(73,078)		–0	–	–0	–	–0	–
UBS AG	27,791	(13,859)		–0	–	–0	–	13,932

Total	$226,480	$(137,880)		$–0	–	$–0	–	$88,600	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the

22

AB Variable Products Series Fund

borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2020 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$2,254,323	$2,334,903	$50,033	$6,900	$1,134	$238

*	As of December 31, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Class A
Shares sold	19,172	25,049	$434,740	$530,484
Shares issued in reinvestment of dividends	102,313	32,449	2,359,331	688,237
Shares redeemed	(153,877)	(163,992)	(3,611,499)	(3,492,546)

Net decrease	(32,392)	(106,494)	$(817,428)	$(2,273,825)

Class B
Shares sold	108,028	52,238	$2,392,079	$1,106,667
Shares issued in reinvestment of dividends	120,660	37,998	2,741,392	794,929
Shares redeemed	(331,740)	(310,416)	(7,628,526)	(6,525,192)

Net decrease	(103,052)	(220,180)	$(2,495,055)	$(4,623,596)

At December 31, 2020, certain shareholders of the Portfolio owned 80% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

23

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

24

AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2020.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,009,224	$211,048
Net long-term capital gains	4,091,499	1,272,118

Total taxable distributions paid	$5,100,723	$1,483,166

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$5,551,679
Unrealized appreciation/(depreciation)	21,322,546	(a)

Total accumulated earnings/(deficit)	$26,874,225

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$23.49	$18.99	$23.15	$17.34	$18.62

Income From Investment Operations
Net investment income (loss) (a)(b)	(.10)	.08	.15	.06	.11	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.65	5.08	(4.16)	6.00	(1.39)

Net increase (decrease) in net asset value from operations	6.55	5.16	(4.01)	6.06	(1.28)

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.13)	(.15)	(.25)	–0	–
Distributions from net realized gain on investment transactions	(2.14)	(.53)	–0	–	–0	–	–0	–

Total dividends and distributions	(2.48)	(.66)	(.15)	(.25)	–0	–

Net asset value, end of period	$27.56	$23.49	$18.99	$23.15	$17.34

Total Return
Total investment return based on net asset value (c)*	29.94%	27.53%	(17.41)%	35.02%	(6.87	)%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,410	$24,123	$21,522	$30,318	$26,045
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.31%	1.36%	1.27%	1.24%	1.27%
Expenses, before waivers/reimbursements	1.37%	1.41%	1.29%	1.24%	1.27%
Net investment income (loss) (b)	(.42)%	.40%	.69%	.30%	.60	%†
Portfolio turnover rate	34%	49%	33%	52%	52%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$23.15	$18.71	$22.80	$17.09	$18.39

Income From Investment Operations
Net investment income (loss) (a)(b)	(.15)	.03	.09	.01	.07	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.54	5.00	(4.09)	5.90	(1.37)

Net increase (decrease) in net asset value from operations	6.39	5.03	(4.00)	5.91	(1.30)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.06)	(.09)	(.20)	–0	–
Distributions from net realized gain on investment transactions	(2.14)	(.53)	–0	–	–0	–	–0	–

Total dividends and distributions	(2.42)	(.59)	(.09)	(.20)	–0	–

Net asset value, end of period	$27.12	$23.15	$18.71	$22.80	$17.09

Total Return
Total investment return based on net asset value (c)*	29.60%	27.23%	(17.60)%	34.63%	(7.07	)%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,068	$29,756	$28,169	$41,007	$32,843
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.56%	1.61%	1.52%	1.49%	1.52%
Expenses, before waivers/reimbursements	1.62%	1.66%	1.54%	1.49%	1.52%
Net investment income (loss) (b)	(.67)%	.15%	.43%	.04%	.37	%†
Portfolio turnover rate	34%	49%	33%	52%	52%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.04	.22%	.23%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2016 by .01% and .09%, respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB International Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 12, 2021

28

2020 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2020. For Corporate shareholders, 2.03% of dividends paid qualify for the dividends received deduction. The Portfolio designates $4,091,499 of dividends paid as long-term capital gain dividends.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2020, $23,628 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $485,530.

29

INTERNATIONAL GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Thematic and Sustainable Equities Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021.

30

INTERNATIONAL GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

31

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

33

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser. He is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

34

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of Sustainable Thematic Equities.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

^	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

35

INTERNATIONAL GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

36

INTERNATIONAL GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Growth Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

37

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

38

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

39

VPS-IG-0151-1220

DEC    12.31.20

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2021

The following is an update of AB Variable Products Series Fund—International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2020.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed- and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Portfolio invests significantly, at least 40%—unless market conditions are not deemed favorable by the Adviser—in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”).

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10-year periods ended December 31, 2020.

During the annual period, all share classes of the Portfolio underperformed the benchmark. Security selection drove underperformance, relative to the benchmark, due to selection within the industrials and consumer-staples sectors. Selection within utilities and technology was positive. Overall sector selection contributed to performance. Losses from an overweight to energy and an underweight to health care detracted and partially offset gains from an overweight to technology and an underweight to financials. In terms of country positioning (a result of bottom-up security analysis driven by fundamental research), an underweight to Japan detracted while an overweight to South Korea added.

The Portfolio used derivatives in the form of forwards for hedging purposes, which detracted from absolute returns during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Non-US equities recorded positive returns for the annual period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the annual period, large-cap stocks, led by US technology companies, narrowly

1

AB Variable Products Series Fund

outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

The Portfolio’s Senior Investment Management Team (the “Team”) has continued to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Portfolio’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

2

INTERNATIONAL VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after the deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERNATIONAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2020 (unaudited)	1 Year	5 Years[1]	10 Years[1]

International Value Portfolio Class A2	2.46%	2.95%	2.39%

International Value Portfolio Class B2	2.21%	2.67%	2.12%

MSCI EAFE Index (net)	7.82%	7.45%	5.51%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2020 by 0.04%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.90% and 1.15% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2010 to 12/31/2020 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in International Value Portfolio Class A shares (from 12/31/2010 to 12/31/2020) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

INTERNATIONAL VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,255.30	$5.22	0.92%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.51	$4.67	0.92%

Class B
Actual	$1,000	$1,252.60	$6.62	1.17%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.25	$5.94	1.17%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$14,454,386	4.2%
Samsung Electronics Co., Ltd.	9,559,207	2.8
Peugeot SA	9,056,242	2.7
AerCap Holdings NV	8,248,203	2.4
GlaxoSmithKline PLC	8,052,567	2.4
EDP—Energias de Portugal SA	7,709,518	2.3
Alstom SA	7,152,347	2.1
Faurecia SE	6,696,012	2.0
Enel SpA	6,627,004	1.9
Suncorp Group Ltd.	6,469,500	1.9

	$84,024,986	24.7%

SECTOR BREAKDOWN2

December 31, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$58,491,581	17.4%
Consumer Discretionary	48,937,555	14.6
Industrials	41,969,452	12.5
Information Technology	40,300,704	12.0
Consumer Staples	33,004,063	9.8
Health Care	32,121,990	9.5
Materials	26,168,277	7.8
Communication Services	21,606,828	6.4
Utilities	14,336,522	4.3
Real Estate	10,222,403	3.0
Energy	8,657,097	2.6
Short-Term Investments	318,739	0.1

Total Investments	$336,135,211	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$64,516,931	19.2%
United Kingdom	46,827,669	13.9
France	41,032,814	12.2
Australia	24,769,280	7.4
Switzerland	19,709,588	5.9
Ireland	17,962,305	5.3
South Korea	15,612,648	4.6
Germany	15,545,521	4.6
Italy	13,741,189	4.1
Netherlands	11,777,841	3.5
Portugal	7,709,518	2.3
Denmark	7,130,294	2.1
Hong Kong	6,205,704	1.9
Other	43,275,170	12.9
Short-Term Investments	318,739	0.1

Total Investments	$336,135,211	100.0%

1	All data are as of December 31, 2020. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.8% or less in the following: Austria, Belgium, Canada, China, Israel, Macau, Norway, Spain, Sweden and Taiwan.

8

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2020	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.3%
FINANCIALS–17.1%
BANKS–9.5%
Bank Hapoalim BM(a)	422,030	$2,898,603
Bank Leumi Le-Israel BM	465,060	2,745,136
Bank of Ireland Group PLC(a)	1,517,291	6,125,285
Erste Group Bank AG(a)	192,560	5,865,900
KBC Group NV(a)	85,830	6,006,483
Mediobanca Banca di Credito Finanziario SpA	366,730	3,394,756
Westpac Banking Corp.	350,950	5,222,599

		32,258,762

CAPITAL MARKETS–1.5%
Credit Suisse Group AG	407,037	5,255,202

CONSUMER FINANCE–0.0%
Isracard Ltd.	1	3

DIVERSIFIED FINANCIAL SERVICES–0.9%
ORIX Corp.	203,100	3,124,513

INSURANCE–5.2%
Allianz SE	25,370	6,232,720
NN Group NV	119,150	5,150,881
Suncorp Group Ltd.(b)	859,680	6,469,500

		17,853,101

		58,491,581

CONSUMER DISCRETIONARY–14.3%
AUTO COMPONENTS–2.9%
Faurecia SE(a)	130,688	6,696,012
NGK Spark Plug Co., Ltd.	179,100	3,058,482

		9,754,494

AUTOMOBILES–5.1%
Peugeot SA(a)(b)	330,693	9,056,242
Subaru Corp.	182,900	3,659,631
Suzuki Motor Corp.	104,300	4,834,879

		17,550,752

HOTELS, RESTAURANTS & LEISURE–2.5%
Entain PLC(a)	354,780	5,502,923
Galaxy Entertainment Group Ltd.	399,000	3,106,030

		8,608,953

HOUSEHOLD DURABLES–2.7%
Persimmon PLC	108,280	4,086,789
Sony Corp.	51,700	5,209,705

		9,296,494

TEXTILES, APPAREL & LUXURY GOODS–1.1%
Pandora A/S	33,300	3,726,862

		48,937,555

Company	Shares	U.S. $ Value

INDUSTRIALS–12.3%
AEROSPACE & DEFENSE–2.0%
Airbus SE(a)	29,070	$3,190,262
Saab AB–Class B(a)(b)	124,200	3,613,742

		6,804,004

ELECTRICAL EQUIPMENT–2.5%
Fuji Electric Co., Ltd.	131,200	4,735,799
Prysmian SpA	104,500	3,719,429

		8,455,228

MACHINERY–2.9%
Alstom SA(a)	125,570	7,152,347
Weichai Power Co., Ltd.–Class H	1,401,000	2,817,011

		9,969,358

PROFESSIONAL SERVICES–0.9%
UT Group Co., Ltd.(a)	102,200	3,181,551

TRADING COMPANIES & DISTRIBUTORS–4.0%
AerCap Holdings NV(a)	180,961	8,248,203
Ashtead Group PLC	112,760	5,311,108

		13,559,311

		41,969,452

INFORMATION TECHNOLOGY–11.8%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
Zhen Ding Technology Holding Ltd.	519,000	2,111,993

IT SERVICES–1.5%
Atos SE(a)	56,540	5,162,985

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.6%
NXP Semiconductors NV	24,410	3,881,434
SCREEN Holdings Co., Ltd.	76,600	5,648,827
SK Hynix, Inc.(a)	55,420	6,053,441

		15,583,702

SOFTWARE–2.3%
Avast PLC(c)	650,290	4,774,933
Open Text Corp.	68,396	3,107,884

		7,882,817

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.8%
Samsung Electronics Co., Ltd.	128,010	9,559,207

		40,300,704

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–9.7%
BEVERAGES–1.0%
Carlsberg AS–Class B	21,230	$3,403,432

FOOD & STAPLES RETAILING–2.2%
Koninklijke Ahold Delhaize NV	97,320	2,745,526
Tesco PLC(b)	1,470,820	4,641,565

		7,387,091

FOOD PRODUCTS–4.6%
Morinaga & Co., Ltd./Japan	50,600	1,903,407
Nichirei Corp.	109,100	3,065,684
Salmar ASA	78,510	4,599,955
WH Group Ltd.(c)	7,400,500	6,205,704

		15,774,750

TOBACCO–1.9%
British American Tobacco PLC	173,380	6,438,790

		33,004,063

HEALTH CARE–9.4%
HEALTH CARE EQUIPMENT & SUPPLIES–0.8%
ConvaTec Group PLC(c)	1,055,299	2,874,699

PHARMACEUTICALS–8.6%
GlaxoSmithKline PLC	440,080	8,052,567
Nippon Shinyaku Co., Ltd.	37,200	2,441,803
Roche Holding AG	41,500	14,454,386
Sanofi	44,350	4,298,535

		29,247,291

		32,121,990

MATERIALS–7.7%
CHEMICALS–3.5%
Evonik Industries AG	131,970	4,313,377
Tosoh Corp.	345,100	5,391,898
Zeon Corp.	148,300	2,130,355

		11,835,630

CONSTRUCTION MATERIALS–1.1%
CRH PLC(a)(b)	84,390	3,588,817

METALS & MINING–3.1%
Agnico Eagle Mines Ltd.	41,056	2,889,628
BlueScope Steel Ltd.	391,098	5,281,690
Northern Star Resources Ltd.(b)	263,200	2,572,512

		10,743,830

		26,168,277

Company	Shares	U.S. $ Value

COMMUNICATION SERVICES–6.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.1%
Nippon Telegraph & Telephone Corp.	207,900	$5,334,502
Orange SA	460,010	5,476,431

		10,810,933

ENTERTAINMENT–2.4%
Konami Holdings Corp.	66,800	3,758,583
Nintendo Co., Ltd.	6,800	4,365,200

		8,123,783

INTERACTIVE MEDIA & SERVICES–0.8%
Dip Corp.	100,000	2,672,112

		21,606,828

UTILITIES–4.2%
ELECTRIC UTILITIES–4.2%
EDP–Energias de Portugal SA	1,228,314	7,709,518
Enel SpA	651,320	6,627,004

		14,336,522

REAL ESTATE–3.0%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.5%
Vicinity Centres(b)	4,224,106	5,222,979

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.5%
Aroundtown SA	670,530	4,999,424

		10,222,403

ENERGY–2.5%
OIL, GAS & CONSUMABLE FUELS–2.5%
Repsol SA(b)	337,217	3,397,164
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	292,240	5,144,295

		8,541,459

Total Common Stocks (cost $287,727,593)		335,700,834

RIGHTS–0.1%
ENERGY–0.1%
OIL, GAS & CONSUMABLE FUELS–0.1%
Repsol SA, expiring 01/08/2021(a) (cost $118,344)	337,217	115,638

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–0.1%
INVESTMENT COMPANIES–0.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(d)(e)(f) (cost $318,739)	318,739	$318,739

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–98.5% (cost $288,164,676)		336,135,211

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.5%
INVESTMENT COMPANIES–1.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(d)(e)(f) (cost $5,168,698)	5,168,698	$5,168,698

TOTAL INVESTMENTS–100.0% (cost $293,333,374)		341,303,909

Other assets less liabilities–0.0%		105,083

NET ASSETS–100.0%		$341,408,992

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	5,880	SEK	51,831	01/15/2021	$420,504
Bank of America, NA	USD	864	GBP	650	01/21/2021	24,580
Bank of America, NA	EUR	680	USD	834	03/17/2021	2,181
Barclays Bank PLC	GBP	1,515	USD	2,035	01/21/2021	(36,967)
Barclays Bank PLC	USD	767	GBP	575	01/21/2021	19,317
Barclays Bank PLC	USD	5,068	TWD	141,382	01/27/2021	(19,674)
Barclays Bank PLC	USD	1,431	JPY	147,814	02/26/2021	1,312
Barclays Bank PLC	USD	544	JPY	56,029	02/26/2021	(1,247)
BNP Paribas SA	USD	551	GBP	412	01/21/2021	11,702
Citibank, NA	KRW	11,602,386	USD	10,200	01/14/2021	(465,029)
Citibank, NA	ILS	16,074	USD	4,774	01/21/2021	(229,439)
Citibank, NA	TWD	176,820	USD	6,305	01/27/2021	(8,512)
Citibank, NA	CHF	2,443	USD	2,681	01/29/2021	(80,521)
Citibank, NA	USD	1,878	CNY	12,294	02/10/2021	4,516
Citibank, NA	USD	15,040	JPY	1,565,274	02/26/2021	128,506
Credit Suisse International	USD	2,857	NOK	25,868	01/15/2021	160,016
Goldman Sachs Bank USA	USD	3,125	SGD	4,248	01/07/2021	89,155
Goldman Sachs Bank USA	KRW	1,175,410	USD	1,061	01/14/2021	(19,553)
Goldman Sachs Bank USA	NOK	16,100	USD	1,875	01/15/2021	(2,871)
Goldman Sachs Bank USA	TWD	12,945	USD	458	01/27/2021	(4,086)
Morgan Stanley & Co., Inc.	AUD	1,030	USD	748	01/12/2021	(46,036)
Morgan Stanley & Co., Inc.	USD	570	SEK	5,028	01/15/2021	41,482
Morgan Stanley Capital Services, Inc.	AUD	2,085	USD	1,527	01/12/2021	(81,038)
Morgan Stanley Capital Services, Inc.	USD	921	AUD	1,209	01/12/2021	11,272
Morgan Stanley Capital Services, Inc.	KRW	1,098,055	USD	995	01/14/2021	(13,918)
Morgan Stanley Capital Services, Inc.	USD	1,837	GBP	1,385	01/21/2021	57,625
Morgan Stanley Capital Services, Inc.	USD	12,234	CHF	11,101	01/29/2021	314,426
Morgan Stanley Capital Services, Inc.	USD	801	NZD	1,124	03/05/2021	7,591

11

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	KRW	1,007,983	USD	927	04/22/2021	$648
Societe Generale	HKD	57,487	USD	7,416	02/24/2021	(519)
Standard Chartered Bank	USD	1,038	AUD	1,399	01/12/2021	41,017
Standard Chartered Bank	KRW	2,910,144	USD	2,650	01/14/2021	(24,488)
Standard Chartered Bank	USD	4,757	KRW	5,311,087	01/14/2021	124,928
Standard Chartered Bank	NOK	33,422	USD	3,620	01/15/2021	(277,730)
Standard Chartered Bank	USD	2,962	CAD	3,775	02/18/2021	4,254
State Street Bank & Trust Co.	AUD	2,615	USD	1,875	01/12/2021	(140,705)
State Street Bank & Trust Co.	USD	1,554	AUD	2,163	01/12/2021	113,326
State Street Bank & Trust Co.	USD	1,708	NOK	15,527	01/15/2021	103,190
State Street Bank & Trust Co.	USD	876	SEK	7,577	01/15/2021	45,216
State Street Bank & Trust Co.	USD	2,304	GBP	1,726	01/21/2021	57,666
State Street Bank & Trust Co.	USD	908	ILS	3,040	01/21/2021	38,544
State Street Bank & Trust Co.	USD	350	JPY	36,050	02/26/2021	(612)
UBS AG	KRW	1,020,734	USD	940	01/14/2021	1,579
UBS AG	USD	1,696	TRY	13,150	01/21/2021	63,604
UBS AG	CAD	7,282	USD	5,688	02/18/2021	(33,506)
UBS AG	EUR	13,859	USD	16,930	03/17/2021	(28,760)

						$372,946

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate market value of these securities amounted to $13,855,336 or 4.1% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2020	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $287,845,937)	$335,816,472	(a)
Affiliated issuers (cost $5,487,437—including investment of cash collateral for securities loaned of $5,168,698)	5,487,437
Cash collateral due from broker	530,000
Foreign currencies, at value (cost $1,886,633)	1,897,743
Receivable for investment securities sold and foreign currency transactions	2,052,811
Unrealized appreciation on forward currency exchange contracts	1,888,157
Unaffiliated dividends receivable	1,162,412
Receivable for capital stock sold	21,870
Affiliated dividends receivable	31

Total assets	348,856,933

LIABILITIES
Payable for collateral received on securities loaned	5,168,698
Unrealized depreciation on forward currency exchange contracts	1,515,211
Advisory fee payable	214,103
Payable for capital stock redeemed	149,376
Payable for investment securities purchased and foreign currency transactions	73,649
Distribution fee payable	62,664
Administrative fee payable	20,476
Transfer Agent fee payable	146
Accrued expenses and other liabilities	243,618

Total liabilities	7,447,941

NET ASSETS	$341,408,992

COMPOSITION OF NET ASSETS
Capital stock, at par	$23,781
Additional paid-in capital	331,011,441
Distributable earnings	10,373,770

	$341,408,992

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$41,994,315	2,906,631	$14.45

B	$299,414,677	20,874,716	$14.34

(a)	Includes securities on loan with a value of $31,564,598 (see Note E).

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2020	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $853,687)	$7,185,997
Affiliated issuers	24,499
Securities lending income	132,880	$7,343,376

EXPENSES
Advisory fee (see Note B)	2,344,671
Distribution fee—Class B	681,171
Transfer agency—Class A	836
Transfer agency—Class B	5,668
Custody and accounting	151,339
Printing	131,200
Administrative	73,980
Audit and tax	66,358
Legal	36,580
Directors’ fees	20,677
Miscellaneous	32,521

Total expenses	3,545,001
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(6,647)

Net expenses		3,538,354

Net investment income		3,805,022

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions		(11,776,577)
Forward currency exchange contracts		(214,293)
Foreign currency transactions		36,187
Net change in unrealized appreciation/depreciation of:
Investments		13,237,452
Forward currency exchange contracts		457,279
Foreign currency denominated assets and liabilities		57,157

Net gain on investment and foreign currency transactions		1,797,205

NET INCREASE IN NET ASSETS FROM OPERATIONS		$5,602,227

See	notes to financial statements.

14

INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,805,022	$7,052,641
Net realized loss on investment and foreign currency transactions	(11,954,683)	(26,021,678)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	13,751,888	77,391,768

Net increase in net assets from operations	5,602,227	58,422,731
Distributions to Shareholders
Class A	(699,773)	(479,446)
Class B	(4,157,435)	(2,522,410)
CAPITAL STOCK TRANSACTIONS
Net decrease	(36,959,684)	(44,607,256)

Total increase (decrease)	(36,214,665)	10,813,619
NET ASSETS
Beginning of period	377,623,657	366,810,038

End of period	$341,408,992	$377,623,657

See notes to financial statements.

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2020	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

16

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2020:

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$–0	–	$58,491,581	$–0	–	$58,491,581
Consumer Discretionary	–0	–	48,937,555	–0	–	48,937,555
Industrials	8,248,203		33,721,249	–0	–	41,969,452
Information Technology	6,989,318		33,311,386	–0	–	40,300,704
Consumer Staples	–0	–	33,004,063	–0	–	33,004,063
Health Care	2,874,699		29,247,291	–0	–	32,121,990
Materials	2,889,628		23,278,649	–0	–	26,168,277
Communication Services	–0	–	21,606,828	–0	–	21,606,828

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Utilities	$–0	–	$14,336,522		$–0	–	$14,336,522
Real Estate	–0	–	10,222,403		–0	–	10,222,403
Energy	–0	–	8,541,459		–0	–	8,541,459
Rights	115,638		–0	–	–0	–	115,638
Short-Term Investments	318,739		–0	–	–0	–	318,739
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,168,698		–0	–	–0	–	5,168,698

Total Investments in Securities	26,604,923		314,698,986	(a)	–0	–	341,303,909
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	1,888,157		–0	–	1,888,157
Liabilities:
Forward Currency Exchange Contracts	–0	–	(1,515,211)		–0	–	(1,515,211)

Total	$26,604,923		$315,071,932		$–0	–	$341,676,855

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2020, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2020, the reimbursement for such services amounted to $73,980.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2020, such waiver amounted to $4,363.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,053	$88,469	$91,204	$318	$24
Government Money Market Portfolio*	3,846	168,074	166,751	5,169	13

Total				$5,487	$37

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$165,938,705		$204,515,175
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$295,294,207

Gross unrealized appreciation	$64,843,978
Gross unrealized depreciation	(18,777,912)

Net unrealized appreciation	$46,066,066

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale

20

AB Variable Products Series Fund

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2020, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2020, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,888,157	Unrealized depreciation on forward currency exchange contracts	$1,515,211

Total		$1,888,157		$1,515,211

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(214,293)	$457,279

Total		$(214,293)	$457,279

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2020:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$114,005,049
Average principal amount of sale contracts	$112,224,513

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$447,265	$–0	–	$–0	–	$–0	–	$447,265
Barclays Bank PLC	20,629	(20,629)		–0	–	–0	–	–0	–
BNP Paribas SA	11,702	–0	–	–0	–	–0	–	11,702
Citibank, NA	133,022	(133,022)		–0	–	–0	–	–0	–
Credit Suisse International	160,016	–0	–	–0	–	–0	–	160,016
Goldman Sachs Bank USA	89,155	(26,510)		–0	–	–0	–	62,645
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services, Inc.	433,044	(140,992)		–0	–	–0	–	292,052
Standard Chartered Bank	170,199	(170,199)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	357,942	(141,317)		–0	–	–0	–	216,625
UBS AG	65,183	(62,266)		–0	–	–0	–	2,917

Total	$1,888,157	$(694,935)		$–0	–	$–0	–	$1,193,222	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$57,888	$(20,629)		$–0	–	$–0	–	$37,259
Citibank, NA	783,501	(133,022)		(530,000)		–0	–	120,479
Goldman Sachs Bank USA	26,510	(26,510)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services, Inc.	140,992	(140,992)		–0	–	–0	–	–0	–
Societe Generale	519	–0	–	–0	–	–0	–	519
Standard Chartered Bank	302,218	(170,199)		–0	–	–0	–	132,019
State Street Bank & Trust Co.	141,317	(141,317)		–0	–	–0	–	–0	–
UBS AG	62,266	(62,266)		–0	–	–0	–	–0	–

Total	$1,515,211	$(694,935)		$(530,000)		$–0	–	$290,276	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include

22

AB Variable Products Series Fund

only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$31,564,598	$5,168,698	$28,259,542	$119,816	$13,064	$2,284

*	As of December 31, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Class A
Shares sold	486,449	269,460	$5,692,849	$3,601,306
Shares issued in reinvestment of dividends	54,029	34,173	699,773	479,446
Shares redeemed	(1,395,831)	(1,163,389)	(17,164,618)	(15,571,410)

Net decrease	(855,353)	(859,756)	$(10,771,996)	$(11,490,658)

Class B
Shares sold	2,131,892	1,317,796	$23,010,244	$17,290,885
Shares issued in reinvestment of dividends	323,268	181,338	4,157,435	2,522,410
Shares redeemed	(4,300,841)	(3,961,184)	(53,355,367)	(52,929,893)

Net decrease	(1,845,681)	(2,462,050)	$(26,187,688)	$(33,116,598)

23

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

At December 31, 2020, certain shareholders of the Portfolio owned 53% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

24

AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2020.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$4,857,208	$3,001,856

Total taxable distributions paid	$4,857,208	$3,001,856

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,553,477
Accumulated capital and other losses	(37,298,260	)(a)
Unrealized appreciation/(depreciation)	46,118,553	(b)

Total accumulated earnings/(deficit)	$10,373,770

(a)	As of December 30, 2020, the Portfolio had a net capital loss carryforward of $37,298,260.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 30, 2020, the Portfolio had a net short-term capital loss carryforward of $1,878,991 and a net long-term capital loss carryforward of $35,419,269, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.37	$12.38	$16.30	$13.28	$13.52

Income From Investment Operations
Net investment income (a)(b)	.18	.28	.25	.31	.30 †
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	1.84	(3.94)	3.06	(.37)

Net increase (decrease) in net asset value from operations	.32	2.12	(3.69)	3.37	(.07)

Less: Dividends
Dividends from net investment income	(.24)	(.13)	(.23)	(.35)	(.17)

Net asset value, end of period	$14.45	$14.37	$12.38	$16.30	$13.28

Total Return
Total investment return based on net asset value (c)*	2.46%	17.14%	(22.79)%	25.42%	(.50 )%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,994	$54,042	$57,234	$53,014	$47,385
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%	.90%	.86%	.85%	.86%
Expenses, before waivers/reimbursements	.92%	.90%	.87%	.86%	.86%
Net investment income (b)	1.47%	2.10%	1.65%	2.05%	2.27%†
Portfolio turnover rate	54%	44%	42%	45%	64%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.24	$12.29	$16.15	$13.16	$13.41

Income From Investment Operations
Net investment income (a)(b)	.14	.24	.23	.27	.27 †
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	1.82	(3.92)	3.02	(.38)

Net increase (decrease) in net asset value from operations	.29	2.06	(3.69)	3.29	(.11)

Less: Dividends
Dividends from net investment income	(.19)	(.11)	(.17)	(.30)	(.14)

Net asset value, end of period	$14.34	$14.24	$12.29	$16.15	$13.16

Total Return
Total investment return based on net asset value (c)*	2.21%	16.79%	(22.98)%	25.09%	(.80 )%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$299,415	$323,582	$309,576	$432,885	$460,086
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%	1.15%	1.11%	1.10%	1.11%
Expenses, before waivers/reimbursements	1.17%	1.15%	1.11%	1.11%	1.11%
Net investment income (b)	1.18%	1.84%	1.50%	1.83%	2.04%†
Portfolio turnover rate	54%	44%	42%	45%	64%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2020, December 31, 2019, December 31, 2017, and December 31, 2016 by .04%, .18%, .01% and .07%, respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB International Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 12, 2021

28

2020 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2020.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2020, $504,602 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $8,039,684.

29

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Tawhid Ali(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s International Value Senior Investment Management Team. Messrs. Ali and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021.

30

INTERNATIONAL VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	74	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

31

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. He is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

33

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Tawhid Ali 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of European Value Equities.

Avi Lavi 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since December 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

35

INTERNATIONAL VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

36

AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profit-

37

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

ability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

38

VPS-IV-0151-1220

DEC    12.31.20

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2021

The following is an update of AB Variable Products Series Fund—Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2020.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, as well as the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2020.

All share classes of the Portfolio underperformed the primary benchmark and outperformed the S&P 500 Index for the annual period. Sector selection detracted, relative to the primary benchmark, due to an underweight to the technology sector and an overweight to health care. Underweights to industrials and real estate offset losses somewhat. Overall stock selection was positive. Selection within health care and consumer staples contributed, while selection within consumer discretionary and technology detracted.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded positive returns for the annual period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the annual period, large-cap stocks, led by US technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

The Portfolio’s Senior Investment Management Team (the “Team”) follows a bottom-up stock-picking methodology that seeks to identify companies that meet its investment criteria of healthy balance sheets, competitive advantages, strong cash-flow generation, transparent business models and sustainable growth. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment. The Team remains laser-focused in identifying companies that generate high return on assets with high reinvestment-rate opportunities.

1

LARGE CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Growth Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of large-cap growth companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Industry/Sector Risk: Investments in a particular sector, industry or group of related industries may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

LARGE CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2020 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Large Cap Growth Portfolio Class A	35.49%	20.45%	17.43%

Large Cap Growth Portfolio Class B	35.15%	20.15%	17.14%

Primary Benchmark: Russell 1000 Growth Index	38.49%	21.00%	17.21%

S&P 500 Index	18.40%	15.22%	13.88%

1   Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.69% and 0.94% for Class A and Class B shares, respectively. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.68% and 0.93% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2021, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2010 TO 12/31/2020 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Large Cap Growth Portfolio Class A shares (from 12/31/2010 to 12/31/2020) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

LARGE CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,216.00	$3.68	0.66%	$3.73	0.67%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.82	$3.35	0.66%	$3.40	0.67%

Class B
Actual	$1,000	$1,214.60	$5.07	0.91%	$5.12	0.92%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.56	$4.62	0.91%	$4.67	0.92%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Microsoft Corp.	$54,560,071	7.3%
Alphabet, Inc.—Class C	51,417,678	6.9
UnitedHealth Group, Inc.	37,343,562	5.0
Facebook, Inc.	36,241,776	4.9
Amazon.com, Inc.	36,217,062	4.9
Visa, Inc.	34,746,573	4.6
Zoetis, Inc.	27,352,350	3.7
Monster Beverage Corp.	25,601,054	3.4
Intuitive Surgical, Inc.	24,300,024	3.3
Vertex Pharmaceuticals, Inc.	23,211,897	3.1

	$350,992,047	47.1%

SECTOR BREAKDOWN2

December 31, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$231,822,528	30.9%
Health Care	181,585,515	24.2
Communication Services	112,731,754	15.0
Consumer Discretionary	97,862,554	13.1
Consumer Staples	40,538,874	5.4
Industrials	33,089,966	4.4
Materials	12,580,924	1.7
Financials	1,798,153	0.3
Short-Term Investments	37,156,551	5.0

Total Investments	$749,166,819	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2020	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.6%
INFORMATION TECHNOLOGY–31.1%
COMMUNICATIONS EQUIPMENT–0.8%
Arista Networks, Inc.(a)	10,083	$2,929,818
Motorola Solutions, Inc.	17,919	3,047,305

		5,977,123

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.2%
Amphenol Corp.–Class A	38,216	4,997,506
Cognex Corp.	47,742	3,832,967
IPG Photonics Corp.(a)	35,036	7,840,706

		16,671,179

IT SERVICES–7.7%
EPAM Systems, Inc.(a)	3,310	1,186,139
PayPal Holdings, Inc.(a)	90,252	21,137,018
Visa, Inc.–Class A(b)	158,856	34,746,573

		57,069,730

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–8.2%
ASML Holding NV ADR	20,770	10,129,944
NVIDIA Corp.	17,689	9,237,196
QUALCOMM, Inc.	134,772	20,531,167
Texas Instruments, Inc.	25,530	4,190,239
Xilinx, Inc.	119,290	16,911,743

		61,000,289

SOFTWARE–12.2%
Adobe, Inc.(a)	30,200	15,103,624
ANSYS, Inc.(a)	5,125	1,864,475
Fortinet, Inc.(a)	73,171	10,868,089
Microsoft Corp.	245,302	54,560,071
Paycom Software, Inc.(a)	8,230	3,722,017
Tyler Technologies, Inc.(a)	11,422	4,985,931

		91,104,207

		231,822,528

HEALTH CARE–24.4%
BIOTECHNOLOGY–1.4%
Regeneron Pharmaceuticals, Inc.(a)	21,404	10,340,486

HEALTH CARE MANAGEMENT SERVICES–5.0%
UnitedHealth Group, Inc.	106,489	37,343,562

HEALTH CARE TECHNOLOGY–0.8%
Veeva Systems, Inc.–Class A(a)	22,747	6,192,871

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES–4.3%
ABIOMED, Inc.(a)	10,040	3,254,968

Align Technology, Inc.(a)	26,720	14,278,634
Edwards Lifesciences Corp.(a)	162,078	14,786,376

		32,319,978

MEDICAL EQUIPMENT–5.6%
IDEXX Laboratories, Inc.(a)	22,148	11,071,121
Illumina, Inc.(a)	16,170	5,982,900
Intuitive Surgical, Inc.(a)	29,703	24,300,024

		41,354,045

PHARMACEUTICALS–6.8%
Vertex Pharmaceuticals, Inc.(a)	98,214	23,211,897
Zoetis, Inc.	165,271	27,352,350

		50,564,247

SCIENTIFIC INSTRUMENTS: GAUGES & METERS–0.5%
Mettler-Toledo International, Inc.(a)	3,045	3,470,326

		181,585,515

COMMUNICATION SERVICES–15.1%
COMPUTER SERVICES, SOFTWARE & SYSTEMS–11.8%
Alphabet, Inc.–Class C(a)	29,350	51,417,678
Facebook, Inc.–Class A(a)	132,676	36,241,776

		87,659,454

ELECTRONIC ENTERTAINMENT–3.3%
Electronic Arts, Inc.	126,342	18,142,711
Take-Two Interactive Software, Inc.(a)	33,349	6,929,589

		25,072,300

		112,731,754

CONSUMER DISCRETIONARY–13.1%
DIVERSIFIED RETAIL–5.5%
Amazon.com, Inc.(a)	11,120	36,217,062
Etsy, Inc.(a)	29,328	5,217,744

		41,434,806

HOTELS RESTAURANTS & LEISURE–0.9%
Domino’s Pizza, Inc.	16,800	6,442,128

SPECIALTY RETAIL–4.0%
Burlington Stores, Inc.(a)	17,660	4,618,973
Home Depot, Inc. (The)	74,640	19,825,877
TJX Cos., Inc. (The)	76,468	5,222,000

		29,666,850

TEXTILES, APPAREL & SHOES–2.7%
NIKE, Inc.–Class B	143,626	20,318,770

		97,862,554

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–5.5%
BEVERAGE: SOFT DRINKS–3.5%
Monster Beverage Corp.(a)	276,828	$25,601,054

DIVERSIFIED RETAIL–2.0%
Costco Wholesale Corp.	39,646	14,937,820

		40,538,874

INDUSTRIALS–4.5%
BACK OFFICE SUPPORT, HR & CONSULTING–1.3%
Copart, Inc.(a)	75,318	9,584,216

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER–2.7%
Allegion PLC	53,504	6,226,795
IDEX Corp.	14,585	2,905,332
Roper Technologies, Inc.	25,044	10,796,218

		19,928,345

SCIENTIFIC INSTRUMENTS: ELECTRICAL–0.5%
AMETEK, Inc.	29,580	3,577,405

		33,089,966

MATERIALS–1.7%
CHEMICALS–1.7%
Sherwin-Williams Co. (The)	17,119	12,580,924

FINANCIALS–0.2%
FINANCIAL DATA & SYSTEMS–0.2%
S&P Global, Inc.	5,470	1,798,153

Total Common Stocks (cost $358,032,173)		712,010,268

SHORT-TERM INVESTMENTS–5.0%
INVESTMENT COMPANIES–5.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(c)(d)(e) (cost $37,156,551)	37,156,551	37,156,551

TOTAL INVESTMENTS–100.6% (cost $395,188,724)		749,166,819
Other assets less liabilities–(0.6)%		(4,604,146)

NET ASSETS–100.0%		$744,562,673

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2020	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $358,032,173)	$712,010,268	(a)
Affiliated issuers (cost $37,156,551)	37,156,551
Receivable for capital stock sold	120,764
Unaffiliated dividends receivable	24,302
Affiliated dividends receivable	1,023

Total assets	749,312,908

LIABILITIES
Payable for investment securities purchased	2,542,566
Payable for capital stock redeemed	1,609,127
Advisory fee payable	369,533
Distribution fee payable	85,867
Administrative fee payable	20,350
Transfer Agent fee payable	146
Accrued expenses and other liabilities	122,646

Total liabilities	4,750,235

NET ASSETS	$744,562,673

COMPOSITION OF NET ASSETS
Capital stock, at par	$10,076
Additional paid-in capital	334,296,855
Distributable earnings	410,255,742

	$744,562,673

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$331,436,226	4,299,209	$77.09

B	$413,126,447	5,777,012	$71.51

(a)	Includes securities on loan with a value of $5,538,681 (see Note E).

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2020	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,009)	$3,461,124
Affiliated issuers	178,413
Securities lending income	18,100

3,657,637

EXPENSES
Advisory fee (see Note B)	3,793,713
Distribution fee—Class B	873,403
Transfer agency—Class A	3,769
Transfer agency—Class B	4,655
Custody and accounting	123,814
Administrative	73,665
Printing	64,775
Legal	48,592
Audit and tax	44,863
Directors’ fees	25,597
Miscellaneous	39,315

Total expenses	5,096,161
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(35,974)

Net expenses	5,060,187

Net investment loss	(1,402,550)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	59,629,586
Net change in unrealized appreciation/depreciation of investments	138,582,497

Net gain on investment transactions	198,212,083

NET INCREASE IN NET ASSETS FROM OPERATIONS	$196,809,533

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(1,402,550)	$(226,586)
Net realized gain on investment transactions	59,629,586	47,852,291
Net change in unrealized appreciation/depreciation of investments	138,582,497	97,257,200

Net increase in net assets from operations	196,809,533	144,882,905
Distributions to Shareholders
Class A	(21,647,747)	(30,469,954)
Class B	(28,746,560)	(39,025,095)
CAPITAL STOCK TRANSACTIONS
Net increase	11,225,885	102,607,285

Total increase	157,641,111	177,995,141
NET ASSETS
Beginning of period	586,921,562	408,926,421

End of period	$744,562,673	$586,921,562

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2020	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Portfolio acquired the assets and liabilities of AB Growth Portfolio (the “Acquired Portfolio”) a reorganization that was effective at the close of business April 26, 2019 (the “Reorganization”). The Reorganization was approved by the Fund’s Board of Directors pursuant to a Plan of Acquisition and Liquidation (the “Reorganization Agreement”) (see Note J for additional information). The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$712,010,268		$–0	–	$–0	–	$712,010,268
Short-Term Investments	37,156,551		–0	–	–0	–	37,156,551

Total Investments in Securities	749,166,819		–0	–	–0	–	749,166,819
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$749,166,819		$–0	–	$–0	–	$749,166,819

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

12

AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2020, the reimbursement for such services amounted to $73,665.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2020, such waiver amounted to $35,925.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$49,147	$171,930	$183,920	$37,157	$178
Government Money Market Portfolio*	2,477	313	2,790	0	0	**

Total				$37,157	$178

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to

14

AB Variable Products Series Fund

its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$196,660,342		$221,245,177
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$396,042,898

Gross unrealized appreciation	$353,978,095
Gross unrealized depreciation	(854,174)

Net unrealized appreciation	$353,123,921

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2020.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$5,538,681	$0	$5,645,794	$17,869	$231	$49

*	As of December 31, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2020		Year Ended December 31, 2019
Class A
Shares sold	641,498		117,089	$43,850,540		$6,984,405
Shares issued in reinvestment of distributions	313,269		544,009	21,647,747		30,469,955
Shares issued in connection with the Reorganization	–0	–	574,265	–0	–	35,749,507
Shares redeemed	(968,570)		(611,474)	(64,695,850)		(36,020,088)

Net increase (decrease)	(13,803)		623,889	$802,437		$37,183,779

Class B
Shares sold	588,384		349,243	$36,577,399		$19,217,888
Shares issued in reinvestment of distributions	447,960		744,470	28,746,560		39,025,094
Share issued in connection with the Reorganization	–0	–	739,816	–0	–	43,494,004
Shares redeemed	(892,446)		(658,326)	(54,900,511)		(36,313,480)

Net increase	143,898		1,175,203	$10,423,448		$65,423,506

At December 31, 2020, certain shareholders of the Portfolio owned 66% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

16

AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular sector, industry or group of related industries may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in

17

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2020.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$2,813,054	$3,267,073
Net long-term capital gains	47,581,253	66,227,976

Total taxable distributions paid	$50,394,307	$69,495,049

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$830,314
Undistributed capital gains	56,301,507
Unrealized appreciation/(depreciation)	353,123,921	(a)

Total accumulated earnings/(deficit)	$410,255,742

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Reorganization

At a meeting held on November 6-8, 2018, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolio by the Portfolio, each a series of the Fund. The Portfolios have the same investment objective and similar investment strategies. The Reorganization was completed at the close of business April 26, 2019. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolio shares were transferred in exchange for the shares of the same class of the Portfolio, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
The Acquired Portfolio	2,572,557	–0	–	$79,243,511	+	$–0	–
The Portfolio	7,930,514	9,244,595		$478,400,346	++	$557,643,857

+	Includes accumulated net investment loss of $277,056, accumulated realized gain on investments of $1,407,147 and unrealized appreciation on investments of $25,722,398, with a fair value of $68,435,317 and identified cost of $42,712,919.

++	Includes accumulated net investment loss of $150,739, accumulated realized gain on investments of $84,360,216 and unrealized appreciation on investments of $159,235,619, with a fair value of $478,656,041 and identified cost of $319,420,422.

Assuming the acquisition of the Acquired Portfolio had been completed on January 1, 2019, the Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment loss	$(503,642)
Net realized and unrealized gain on investments	174,866,664

Net increase in net assets resulting from operations	$174,363,022

18

AB Variable Products Series Fund

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Portfolio that have been included in the Portfolio’s Statement of Operations since April 26, 2019.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$61.26	$51.75	$56.34	$45.22	$49.50

Income From Investment Operations
Net investment income (loss) (a)(b)	(.06)	.05	.02	.02	(.03	)†
Net realized and unrealized gain on investment transactions	21.18	17.18	2.09	14.10	1.44
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase in net asset value from operations	21.12	17.23	2.11	14.12	1.41

Less: Distributions
Distributions from net realized gain on investment transactions	(5.29)	(7.72)	(6.70)	(3.00)	(5.69)

Net asset value, end of period	$77.09	$61.26	$51.75	$56.34	$45.22

Total Return
Total investment return based on net asset value (d)*	35.49%	34.70%	2.58%	31.98%	2.63	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$331,436	$264,234	$190,899	$208,392	$178,136
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.66%	.67%	.68%	.70%	.85%
Expenses, before waivers/reimbursements (e)‡	.67%	.68%	.68%	.70%	.85%
Net investment income (loss) (b)	(.08)%	.09%	.04%	.03%	(.07	)%†
Portfolio turnover rate	33%	38%	46%	48%	59%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%	.00%	.00%

See footnote summary on page 21.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$57.28	$48.91	$53.70	$43.32	$47.77

Income From Investment Operations
Net investment loss (a)(b)	(.21)	(.09)	(.12)	(.11)	(.14	)†
Net realized and unrealized gain on investment transactions	19.73	16.18	2.03	13.49	1.38
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase in net asset value from operations	19.52	16.09	1.91	13.38	1.24

Less: Distributions
Distributions from net realized gain on investment transactions	(5.29)	(7.72)	(6.70)	(3.00)	(5.69)

Net asset value, end of period	$71.51	$57.28	$48.91	$53.70	$43.32

Total Return
Total investment return based on net asset value (d)*	35.15%	34.37%	2.32%	31.67%	2.36	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$413,127	$322,688	$218,027	$220,934	$202,903
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.91%	.92%	.93%	.95%	1.10%
Expenses, before waivers/reimbursements (e)‡	.92%	.93%	.93%	.95%	1.10%
Net investment loss (b)	(.33)%	(.16)%	(.21)%	(.21)%	(.32	)%†
Portfolio turnover rate	33%	38%	46%	48%	59%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%	.00%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2020 and December 31, 2019, such waiver amounted to .01% and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.005	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2017, and December 31, 2016 by .04%, .03% and .01%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Large Cap Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Large Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 12, 2021

22

2020 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2020. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. The Portfolio designates $47,581,253 of dividends paid as long-term capital gain dividends.

23

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021.

24

LARGE CAP GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	74	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

27

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser. He is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Frank V. Caruso 64	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Vinay Thapar 42	Vice President	Senior Vice President of the Adviser**, with which he was associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

29

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

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LARGE CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

31

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

32

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

33

VPS-LCG-0151-1220

DEC    12.31.20

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2021

The following is an update of AB Variable Products Series Fund—Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2020.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2020.

All share classes of the Portfolio outperformed the benchmark for the annual period. Security selection drove outperformance, relative to the benchmark, led by selection within the technology and health-care sectors. Selection within real estate and consumer discretionary detracted marginally. Sector selection was also positive, as underweights to real estate and consumer discretionary contributed to returns and offset losses from an overweight to financials and an underweight to health care. The Fund’s repositioning in response to increased market volatility was a significant contributor to the Fund’s turnover rate of 103%.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded positive returns for the annual period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the annual period, large-cap stocks, led by US technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

The Portfolio continues to be built from the bottom up, with an emphasis on companies that can deliver fundamental outperformance. The Portfolio remains overweight in secular growth companies that have unique drivers or company-specific initiatives to support their future earnings growth, regardless of the macro backdrop. At the end of the reporting period, technology reflected the Portfolio’s largest overweight, with health care the largest underweight.

1

SMALL CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of small-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Industry/Sector Risk: Investments in a particular sector, industry or group of related industries may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2020 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Small Cap Growth Portfolio Class A	53.98%	24.34%	17.57%

Small Cap Growth Portfolio Class B	53.64%	24.04%	17.27%

Russell 2000 Growth Index	34.63%	16.36%	13.48%
1 Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.16% and 1.42% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.90% and 1.15% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2021, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2010 to 12/31/2020 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small Cap Growth Portfolio Class A shares (from 12/31/2010 to 12/31/2020) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

SMALL CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,386.70	$5.40	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.61	$4.57	0.90%

Class B
Actual	$1,000	$1,384.30	$6.89	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.36	$5.84	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Plug Power, Inc.	$2,230,329	1.9%
Trupanion, Inc.	1,953,547	1.6
II-VI, Inc.	1,921,788	1.6
SiteOne Landscape Supply, Inc.	1,919,106	1.6
Lattice Semiconductor Corp.	1,908,678	1.6
LHC Group, Inc.	1,883,616	1.6
Freshpet, Inc.	1,820,454	1.5
Tetra Tech, Inc.	1,781,275	1.5
Silicon Laboratories, Inc.	1,780,722	1.5
MACOM Technology Solutions Holdings, Inc.	1,773,389	1.5

	$18,972,904	15.9%

SECTOR BREAKDOWN2

December 31, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$33,367,549	27.9%
Information Technology	30,846,395	25.8
Industrials	20,170,604	16.8
Consumer Discretionary	16,475,055	14.1
Financials	9,777,050	7.8
Consumer Staples	3,493,819	2.9
Materials	1,775,095	1.5
Real Estate	1,354,182	1.1
Communication Services	460,279	0.4
Short-Term Investments	2,072,013	1.7

Total Investments	$119,792,041	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2020	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%

HEALTH CARE–28.0%
BIOTECHNOLOGY–15.6%
ADC Therapeutics SA(a)(b)	14,916	$477,461
Allakos, Inc.(a)(b)	7,048	986,720
Allogene Therapeutics, Inc.(b)	21,461	541,676
Annexon, Inc.(b)	17,385	435,147
Arena Pharmaceuticals, Inc.(b)	6,933	532,662
Ascendis Pharma A/S (Sponsored ADR)(b)	3,751	625,592
Beyondspring, Inc.(b)	34,232	417,630
Biohaven Pharmaceutical Holding Co., Ltd.(b)	10,046	861,043
Bioxcel Therapeutics, Inc.(b)	10,442	482,420
Blueprint Medicines Corp.(b)	10,797	1,210,884
Coherus Biosciences, Inc.(a)(b)	38,980	677,472
Deciphera Pharmaceuticals, Inc.(b)	12,520	714,516
Insmed, Inc.(b)	25,896	862,078
Iovance Biotherapeutics, Inc.(a)(b)	9,994	463,722
iTeos Therapeutics, Inc.(b)	17,525	592,695
Legend Biotech Corp. ADR(b)	10,218	287,739
Madrigal Pharmaceuticals, Inc.(a)(b)	2,789	310,053
Praxis Precision Medicines, Inc.(b)	11,164	614,243
PTC Therapeutics, Inc.(b)	14,720	898,362
Relay Therapeutics, Inc.(b)	11,378	472,870
Turning Point Therapeutics, Inc.–Class I(b)	7,817	952,501
Twist Bioscience Corp.(b)	12,370	1,747,757
Ultragenyx Pharmaceutical, Inc.(a)(b)	10,053	1,391,637
Vir Biotechnology, Inc.(a)(b)	24,582	658,306
Y-mAbs Therapeutics, Inc.(b)	14,955	740,422
Zentalis Pharmaceuticals, Inc.(a)(b)	12,136	630,344

		18,585,952

HEALTH CARE EQUIPMENT & SUPPLIES–4.4%
Eargo, Inc.(b)	14,645	656,389
iRhythm Technologies, Inc.(b)	7,328	1,738,275
Outset Medical, Inc.(b)	14,461	821,963
Selectquote, Inc.(a)(b)	42,905	890,279
Silk Road Medical, Inc.(b)	18,132	1,141,953

		5,248,859

HEALTH CARE PROVIDERS & SERVICES–2.9%
Allovir, Inc.(b)	15,630	600,817
Guardant Health, Inc.(b)	7,823	1,008,228
LHC Group, Inc.(b)	8,830	1,883,616

		3,492,661

Company	Shares	U.S. $ Value

HEALTH CARE TECHNOLOGY–1.5%
American Well Corp.–Class A(b)	25,561	$647,460
Health Catalyst, Inc.(b)	25,482	1,109,232

		1,756,692

LIFE SCIENCES TOOLS & SERVICES–2.0%
ICON PLC(b)	5,672	1,105,926
Repligen Corp.(b)	6,460	1,237,930

		2,343,856

PHARMACEUTICALS–1.6%
Axsome Therapeutics, Inc.(a)(b)	8,630	703,086
Certara, Inc.(b)	15,518	523,267
Revance Therapeutics, Inc.(b)	25,165	713,176

		1,939,529

		33,367,549

INFORMATION TECHNOLOGY–25.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–4.4%
Allegro MicroSystems, Inc.(b)	16,851	449,248
II-VI, Inc.(a)(b)	25,300	1,921,788
Littelfuse, Inc.	5,710	1,454,109
Novanta, Inc.(b)	11,720	1,385,538

		5,210,683

IT SERVICES–1.9%
BigCommerce Holdings, Inc.(a)(b)	12,589	807,584
Shift4 Payments, Inc. Class A(b)	18,953	1,429,056

		2,236,640

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–8.8%
Ambarella, Inc.(b)	12,230	1,122,959
Cree, Inc.(a)(b)	10,251	1,085,581
Lattice Semiconductor Corp.(b)	41,656	1,908,678
MACOM Technology Solutions Holdings, Inc.(a)(b)	32,220	1,773,389
MKS Instruments, Inc.	9,060	1,363,077
Semtech Corp.(b)	21,060	1,518,215
Silicon Laboratories, Inc.(b)	13,984	1,780,722

		10,552,621

SOFTWARE–10.8%
Anaplan, Inc.(b)	15,859	1,139,469
Blackline, Inc.(b)	13,150	1,753,947
C3.ai, Inc.(b)	5,229	725,524
Duck Creek Technologies, Inc.(b)	25,955	1,123,852
Everbridge, Inc.(b)	6,370	949,576
Five9, Inc.(a)(b)	5,113	891,707
Manhattan Associates, Inc.(b)	13,450	1,414,671

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Q2 Holdings, Inc.(b)	10,820	$1,369,055
Rapid7, Inc.(b)	19,470	1,755,415
Smartsheet, Inc.–Class A(b)	15,118	1,047,526
Varonis Systems, Inc.(b)	4,130	675,709

		12,846,451

		30,846,395

INDUSTRIALS–16.9%
AEROSPACE & DEFENSE–1.6%
Axon Enterprise, Inc.(b)	9,245	1,132,790
Mercury Systems, Inc.(b)	8,370	737,062

		1,869,852

BUILDING PRODUCTS–2.7%
AZEK Co., Inc. (The)(b)	26,609	1,023,116
Simpson Manufacturing Co., Inc.	14,580	1,362,501
Trex Co., Inc.(b)	9,700	812,084

		3,197,701

COMMERCIAL SERVICES & SUPPLIES–2.1%
Hydrofarm Holdings Group, Inc.(b)	15,252	801,950
Tetra Tech, Inc.	15,385	1,781,275

		2,583,225

ELECTRICAL EQUIPMENT–2.7%
Array Technologies, Inc.(b)	22,423	967,328
Plug Power, Inc.(b)	65,772	2,230,329

		3,197,657

MACHINERY–4.8%
Chart Industries, Inc.(b)	12,408	1,461,538
ITT, Inc.	18,130	1,396,373
John Bean Technologies Corp.	14,000	1,594,180
Middleby Corp. (The)(b)	10,170	1,311,116

		5,763,207

ROAD & RAIL–1.4%
Saia, Inc.(b)	9,070	1,639,856

TRADING COMPANIES & DISTRIBUTORS–1.6%
SiteOne Landscape Supply, Inc.(b)	12,098	1,919,106

		20,170,604

CONSUMER DISCRETIONARY–13.8%
AUTO COMPONENTS–1.5%
Fox Factory Holding Corp.(b)	16,491	1,743,264

DIVERSIFIED CONSUMER SERVICES–1.2%
Chegg, Inc.(b)	13,660	1,233,908
Strategic Education, Inc.	1,680	160,154

		1,394,062

Company	Shares	U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–3.2%
Planet Fitness, Inc.(b)	13,494	$1,047,539
Texas Roadhouse, Inc.–Class A	21,340	1,667,935
Wingstop, Inc.	8,666	1,148,678

		3,864,152

HOUSEHOLD DURABLES–2.3%
Installed Building Products, Inc.(b)	10,610	1,081,477
Lovesac Co. (The)(b)	23,080	994,517
Meritage Homes Corp.(b)	8,220	680,781

		2,756,775

INTERNET & DIRECT MARKETING RETAIL–0.8%
RealReal, Inc. (The)(b)	51,385	1,004,063

MULTILINE RETAIL–0.0%
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	690	56,421

SPECIALTY RETAIL–4.8%
Five Below, Inc.(b)	6,102	1,067,728
Floor & Decor Holdings, Inc.–Class A(b)	14,580	1,353,753
Lithia Motors, Inc.–Class A	5,378	1,573,979
Sleep Number Corp.(b)	20,289	1,660,858

		5,656,318

		16,475,055

FINANCIALS–8.2%
BANKS–0.9%
First Financial Bankshares, Inc.	30,400	1,099,720

CAPITAL MARKETS–3.2%
Hamilton Lane, Inc.–Class A	14,407	1,124,466
Houlihan Lokey, Inc.	18,660	1,254,512
Stifel Financial Corp.	28,425	1,434,326

		3,813,304

CONSUMER FINANCE–0.4%
Fisker, Inc.(b)	5,530	81,015
Fisker, Inc. (PIPE)(b)(c)	29,970	439,060

		520,075

INSURANCE–3.7%
Inari Medical, Inc.(b)	12,396	1,082,047
Palomar Holdings, Inc.(b)	9,836	873,830
Trean Insurance Group, Inc.(b)	33,170	434,527
Trupanion, Inc.(b)	16,319	1,953,547

		4,343,951

		9,777,050

CONSUMER STAPLES–2.9%
FOOD & STAPLES RETAILING–0.8%
Grocery Outlet Holding Corp.(b)	24,843	975,088

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD PRODUCTS–2.1%
Freshpet, Inc.(b)	12,821	$1,820,454
Vital Farms, Inc.(b)	27,589	698,277

		2,518,731

		3,493,819

MATERIALS–1.5%
CHEMICALS–0.7%
Element Solutions, Inc.	45,190	801,219

CONTAINERS & PACKAGING–0.8%
Ranpak Holdings Corp.(b)	72,461	973,876

		1,775,095

REAL ESTATE–1.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.2%
QTS Realty Trust, Inc.–Class A(a)	21,884	1,354,182

COMMUNICATION SERVICES–0.4%
ENTERTAINMENT–0.4%
Rush Street Interactive, Inc.(a)(b)	21,260	460,279

Total Common Stocks (cost $76,562,715)		117,720,028

SHORT-TERM INVESTMENTS–1.8%
INVESTMENT COMPANIES–1.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(c)(d)(e) (cost $2,072,013)	2,072,013	2,072,013

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.6% (cost $78,634,728)		119,792,041

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.1%
INVESTMENT COMPANIES–1.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(d)(e)(f) (cost $1,351,408)	1,351,408	$1,351,408

TOTAL INVESTMENTS–101.7% (cost $79,986,136)		121,143,449
Other assets less liabilities–(1.7)%		(2,013,538)

NET ASSETS–100.0%		$119,129,911

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of this security amounted to $439,060 or 0.4% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

PIPE—Private Investment in Public Equity

REIT—Real Estate Investment Trust

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2020	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $76,562,715)	$117,720,028	(a)
Affiliated issuers (cost $3,423,421—including investment of cash collateral for securities loaned of $1,351,408)	3,423,421
Cash	39,717
Receivable for investment securities sold	589,763
Receivable for capital stock sold	64,330
Unaffiliated dividends receivable	21,979
Affiliated dividends receivable	55

Total assets	121,859,293

LIABILITIES
Payable for collateral received on securities loaned	1,351,408
Payable for investment securities purchased	940,942
Payable for capital stock redeemed	268,839
Advisory fee payable	64,408
Administrative fee payable	20,266
Distribution fee payable	17,790
Transfer Agent fee payable	146
Accrued expenses	65,583

Total liabilities	2,729,382

NET ASSETS	$119,129,911

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,537
Additional paid-in capital	59,715,195
Distributable earnings	59,410,179

	$119,129,911

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$34,314,244	1,193,146	$28.76

B	$84,815,667	3,344,161	$25.36

(a)	Includes securities on loan with a value of $10,600,482 (see Note E).

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2020	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$205,762
Affiliated issuers	7,902
Securities lending income	52,394

266,058

EXPENSES
Advisory fee (see Note B)	659,129
Distribution fee—Class B	150,616
Transfer agency—Class A	1,364
Transfer agency—Class B	2,893
Custody and accounting	106,465
Administrative	75,346
Audit and tax	41,107
Printing	22,033
Legal	21,814
Directors’ fees	17,317
Miscellaneous	1,318

Total expenses	1,099,402
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(160,113)

Net expenses	939,289

Net investment loss	(673,231)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	20,283,029
Net change in unrealized appreciation/depreciation of investments	23,109,959

Net gain on investment transactions	43,392,988

NET INCREASE IN NET ASSETS FROM OPERATIONS	$42,719,757

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2020		Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(673,231)		$(410,369)
Net realized gain on investment transactions	20,283,029		6,852,640
Net change in unrealized appreciation/depreciation of investments	23,109,959		15,506,078
Contributions from Affiliates (see Note B)	–0	–	25

Net increase in net assets from operations	42,719,757		21,948,374
Distributions to Shareholders
Class A	(1,828,600)		(3,355,272)
Class B	(5,259,631)		(6,551,394)
CAPITAL STOCK TRANSACTIONS
Net increase	5,353,821		3,282,769

Total increase	40,985,347		15,324,477
NET ASSETS
Beginning of period	78,144,564		62,820,087

End of period	$119,129,911		$78,144,564

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2020	AB Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

12

AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$117,720,028		$–0	–	$–0	–	$117,720,028
Short-Term Investments	2,072,013		–0	–	–0	–	2,072,013
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,351,408		–0	–	–0	–	1,351,408

Total Investments in Securities	121,143,449		–0	–	–0	–	121,143,449
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$121,143,449		$–0	–	$–0	–	$121,143,449

(a)	See Portfolio of Investments for sector classifications.
(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .90% and 1.15% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2020, such

14

AB Variable Products Series Fund

reimbursements/waivers amounted to $157,695. This fee waiver and/or expense reimbursement agreement extends through May 1, 2021 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2020, the reimbursement for such services amounted to $75,346.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2020.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2020, such waiver amounted to $1,883.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,604	$45,634	$45,166	$2,072	$8
Government Money Market Portfolio*	3,070	30,724	32,443	1,351	5

Total				$3,423	$13

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2019, the Adviser reimbursed the Portfolio $25 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$89,551,610		$91,803,488
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$81,569,520

Gross unrealized appreciation	$41,957,419
Gross unrealized depreciation	(2,383,490)

Net unrealized appreciation	$39,573,929

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2020.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the

16

AB Variable Products Series Fund

borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$10,600,482	$1,351,408	$9,603,942	$47,246	$5,148	$535

*As	of December 31, 2020.

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Class A
Shares sold	90,208	77,029	$1,939,754	$1,529,231
Shares issued in reinvestment of distributions	79,956	174,572	1,828,600	3,355,272
Shares redeemed	(341,056)	(258,486)	(7,601,528)	(5,081,587)

Net decrease	(170,892)	(6,885)	$(3,833,174)	$(197,084)

Class B
Shares sold	1,421,448	770,488	$28,063,230	$13,546,465
Shares issued in reinvestment of distributions	260,507	382,005	5,259,631	6,551,394
Shares redeemed	(1,209,065)	(949,627)	(24,135,866)	(16,618,006)

Net increase	472,890	202,866	$9,186,995	$3,479,853

At December 31, 2020, certain shareholders of the Portfolio owned 78% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE G : Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular sector, industry or group of related industries may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

18

AB Variable Products Series Fund

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2020.

NOTE I : Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Net long-term capital gains	$7,088,231	$9,906,666

Total taxable distributions paid	$7,088,231	$9,906,666

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,673,240
Undistributed capital gains	17,157,435
Unrealized appreciation/(depreciation)	39,579,504	(a)

Total accumulated earnings/(deficit)	$59,410,179

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$19.92	$16.58	$17.53	$13.07	$17.31

Income From Investment Operations
Net investment loss (a)(b)	(.13)	(.08)	(.13)	(.18)	(.12	)†
Net realized and unrealized gain on investment transactions	10.49	6.02	.14	(c)	4.64	1.05
Contributions from Affiliates	–0	–	.00	(d)	–0	–	–0	–	–0	–

Net increase in net asset value from operations	10.36	5.94	.01	4.46	.93

Less: Distributions
Distributions from net realized gain on investment transactions	(1.52)	(2.60)	(.96)	–0	–	(5.17)

Net asset value, end of period	$28.76	$19.92	$16.58	$17.53	$13.07

Total Return
Total investment return based on net asset value (e)*	53.98%	36.40%	(.89)%	34.12%	6.46	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,314	$27,167	$22,724	$26,039	$22,405
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)	.90%	.90%	1.06%	1.38%	1.48%
Expenses, before waivers/reimbursements (f)	1.09%	1.16%	1.15%	1.38%	1.49%
Net investment loss (b)	(.60)%	(.39)%	(.65)%	(1.19)%	(.83	)%†
Portfolio turnover rate	103%	69%	73%	69%	60%

See footnote summary on page 21.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.75	$15.03	$16.00	$11.96	$16.30

Income From Investment Operations
Net investment loss (a)(b)	(.16)	(.11)	(.16)	(.20)	(.15	)†
Net realized and unrealized gain on investment transactions	9.29	5.43	.15	(c)	4.24	.98
Contributions from Affiliates	–0	–	.00	(d)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	9.13	5.32	(.01)	4.04	.83

Less: Distributions
Distributions from net realized gain on investment transactions	(1.52)	(2.60)	(.96)	0	(5.17)

Net asset value, end of period	$25.36	$17.75	$15.03	$16.00	$11.96

Total Return
Total investment return based on net asset value (e)*	53.64%	36.01%	(1.11)%	33.78%	6.22	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84,816	$50,978	$40,096	$23,396	$15,094
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)	1.15%	1.15%	1.30%	1.61%	1.73%
Expenses, before waivers/reimbursements (f)	1.33%	1.42%	1.40%	1.62%	1.74%
Net investment loss (b)	(.84)%	(.64)%	(.88)%	(1.42)%	(1.08	)%†
Portfolio turnover rate	103%	69%	73%	69%	60%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018 and December 31, 2017, such waiver amounted to .01% and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.03%	.03%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018, December 31, 2017 and December 31, 2016 by .05%, .03% and .08%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small Cap Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 12, 2021

22

2020 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2020. The Portfolio designates $7,088,231 of dividends paid as long-term capital gain dividends.

23

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Bruce K. Aronow(2), Vice President Esteban Gomez(2), Vice President Samantha S. Lau(2), Vice President Heather Pavlak(2), Vice President Wen-Tse Tseng(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Messrs. Aronow, Gomez and Tseng, and Mses. Lau and Pavlak are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021.

24

SMALL CAP GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

25

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	74	None

27

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. He is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Bruce K. Aronow 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of Small and SMID Cap Growth Equities.

Esteban Gomez 37	Vice President	Vice President of the Adviser**, with which he has been associated since 2016. Before joining the Adviser in 2016, he spent three years at J.P. Morgan as an equity research analyst on the Broadlines Retailing, Apparel/Footwear & Specialty Equity Research Team.

Samantha S. Lau 48	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2016. She is also Co-Chief Investment Officer of US Small/SMID Cap Growth Equities.

Heather Pavlak 36	Vice President	Vice President of the Adviser**, with which she has been associated since 2018. Before joining the Adviser in 2018, she spent four years at Schroders Investment Management, where she covered materials, utilities and transports as an equity research analyst.

Wen-Tse Tseng 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www. abfunds.com, for a free prospectus or SAI.

29

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

30

SMALL CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

31

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

32

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had received, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

33

VPS-SCG-0151-1220

DEC    12.31.20

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2021

The following is an update of AB Variable Products Series Fund—Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2020.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-US companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its primary benchmark, the Russell 2500 Value Index, as well as the Russell 2500 Index, which represents small-/mid-cap stocks, for the one-, five- and 10-year periods ended December 31, 2020.

All share classes of the Portfolio underperformed the primary benchmark and the Russell 2500 Index for the annual period. Stock selection in the energy and materials sectors detracted most, relative to the benchmark, while selection in real estate and health care contributed. Overall sector selection contributed to performance. Overweights to technology and consumer discretionary contributed, while underweights to health care and communication services detracted.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded positive returns for the annual period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the annual period, large-cap stocks, led by US technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

The Portfolio’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it believes are undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep-value discipline. The Team remains focused on attractively valued opportunities, which the Team believes are widespread across most industry sectors and regions. The Portfolio’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

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SMALL/MID CAP VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.
Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

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SMALL/MID CAP VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2020 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Small/Mid Cap Value Portfolio Class A	3.37%	8.35%	8.75%

Small/Mid Cap Value Portfolio Class B	3.05%	8.07%	8.48%

Primary Benchmark: Russell 2500 Value Index	4.88%	9.43%	9.33%

Russell 2500 Index	19.99%	13.64%	11.97%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.83% and 1.08% for Class A and Class B shares, respectively. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.82% and 1.07% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2021, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2010 to 12/31/2020 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small/Mid Cap Value Portfolio Class A shares (from 12/31/2010 to 12/31/2020) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

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SMALL/MID CAP VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,347.40	$4.90	0.83%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.96	$4.22	0.83%

Class B
Actual	$1,000	$1,345.70	$6.37	1.08%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.71	$5.48	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2020 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Regal Beloit Corp.	$11,348,258	1.7%
XPO Logistics, Inc.	10,371,592	1.6
Oshkosh Corp.	10,263,847	1.6
First Citizens BancShares, Inc./NC—Class A	9,986,555	1.5
Change Healthcare, Inc.	9,678,231	1.5
AECOM	9,240,164	1.4
Knight-Swift Transportation Holdings, Inc.	9,211,315	1.4
Reliance Steel & Aluminum Co.	9,106,508	1.4
Ralph Lauren Corp.	8,899,855	1.4
BankUnited, Inc.	8,743,553	1.3

	$96,849,878	14.8%

SECTOR BREAKDOWN2

December 31, 2020 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$148,285,954	22.6%
Industrials	130,046,744	19.9
Consumer Discretionary	117,957,729	18.0
Information Technology	58,618,173	9.0
Materials	56,322,681	8.6
Real Estate	53,821,227	8.2
Consumer Staples	23,023,110	3.5
Health Care	19,709,431	3.0
Energy	18,054,882	2.8
Utilities	13,283,388	2.0
Communication Services	5,143,476	0.8
Short-Term Investments	10,258,061	1.6

Total Investments	$654,524,856	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2020	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.3%

FINANCIALS–22.6%
BANKS–11.2%
Associated Banc-Corp.	255,403	$4,354,622
Comerica, Inc.	141,880	7,925,417
First Citizens BancShares, Inc./NC–Class A	17,390	9,986,555
Sterling Bancorp/DE	455,590	8,191,508
Synovus Financial Corp.	268,782	8,700,473
Texas Capital Bancshares, Inc.(a)	133,282	7,930,279
Umpqua Holdings Corp.	389,010	5,889,611
Webster Financial Corp.	190,992	8,050,312
Wintrust Financial Corp.	90,950	5,556,136
Zions Bancorp NA	151,488	6,580,639

		73,165,552

CAPITAL MARKETS–2.5%
Moelis & Co.	180,583	8,444,061
Stifel Financial Corp.	151,797	7,659,677

		16,103,738

CONSUMER FINANCE–0.8%
OneMain Holdings, Inc.	116,486	5,609,966

DIVERSIFIED FINANCIAL SERVICES–1.1%
Voya Financial, Inc.(b)	120,748	7,101,190

INSURANCE–5.0%
American Financial Group, Inc./OH	73,290	6,421,670
Everest Re Group Ltd.	34,383	8,048,716
Hanover Insurance Group, Inc. (The)	58,490	6,838,651
Reinsurance Group of America, Inc.–Class A	56,917	6,596,681
Selective Insurance Group, Inc.	76,185	5,102,871

		33,008,589

THRIFTS & MORTGAGE FINANCE–2.0%
BankUnited, Inc.	251,396	8,743,553
Essent Group Ltd.	105,402	4,553,366

		13,296,919

		148,285,954

INDUSTRIALS–19.9%
AEROSPACE & DEFENSE–1.0%
AAR Corp.	177,297	6,421,698

AIR FREIGHT & LOGISTICS–1.6%
XPO Logistics, Inc.(a)	87,010	10,371,592

AIRLINES–2.0%
Alaska Air Group, Inc.	114,092	5,932,784
SkyWest, Inc.	174,254	7,024,179

		12,956,963

Company	Shares	U.S. $ Value

BUILDING PRODUCTS–0.9%
Masonite International Corp.(a)	57,679	$5,672,153

COMMERCIAL SERVICES & SUPPLIES–1.0%
Herman Miller, Inc.	203,980	6,894,524

CONSTRUCTION & ENGINEERING–1.4%
AECOM(a)	185,620	9,240,164

ELECTRICAL EQUIPMENT–2.2%
EnerSys	38,297	3,180,949
Regal Beloit Corp.	92,405	11,348,258

		14,529,207

MACHINERY–4.0%
Crane Co.	34,450	2,675,387
Kennametal, Inc.(b)	232,300	8,418,552
Middleby Corp. (The)(a)	24,027	3,097,561
Oshkosh Corp.	119,250	10,263,847
Welbilt, Inc.(a)	129,060	1,703,592

		26,158,939

PROFESSIONAL SERVICES–1.3%
Robert Half International, Inc.	135,655	8,475,724

ROAD & RAIL–1.4%
Knight-Swift Transportation Holdings, Inc.	220,261	9,211,315

TRADING COMPANIES & DISTRIBUTORS–3.1%
GATX Corp.(b)	100,790	8,383,712
MRC Global, Inc.(a)	703,188	4,662,136
United Rentals, Inc.(a)(b)	30,480	7,068,617

		20,114,465

		130,046,744

CONSUMER DISCRETIONARY–18.0%
AUTO COMPONENTS–3.3%
Cooper Tire & Rubber Co.	128,063	5,186,551
Dana, Inc.	430,228	8,398,051
Lear Corp.	49,931	7,940,527

		21,525,129

DIVERSIFIED CONSUMER SERVICES–1.2%
Hillenbrand, Inc.	167,295	6,658,341
Houghton Mifflin Harcourt Co.(a)	436,915	1,454,927

		8,113,268

HOTELS, RESTAURANTS & LEISURE–1.6%
Hilton Grand Vacations, Inc.(a)	205,640	6,446,814
Papa John’s International, Inc.	50,982	4,325,823

		10,772,637

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AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD DURABLES–2.9%
KB Home	176,660	$5,921,643
PulteGroup, Inc.	184,210	7,943,135
Taylor Morrison Home Corp.–Class A(a)	188,709	4,840,386

		18,705,164

LEISURE PRODUCTS–1.0%
Brunswick Corp./DE	87,956	6,705,765

SPECIALTY RETAIL–2.9%
Foot Locker, Inc.(b)	198,735	8,036,843
Gap, Inc. (The)	283,608	5,726,046
Williams-Sonoma, Inc.(b)	49,964	5,088,334

		18,851,223

TEXTILES, APPAREL & LUXURY GOODS–5.1%
Kontoor Brands, Inc.(a)(b)	165,260	6,702,946
Ralph Lauren Corp.	85,790	8,899,855
Skechers U.S.A., Inc.–Class A(a)	130,975	4,707,241
Steven Madden Ltd.	201,910	7,131,461
Tapestry, Inc.	188,000	5,843,040

		33,284,543

		117,957,729

INFORMATION TECHNOLOGY– 8.9%
COMMUNICATIONS EQUIPMENT–0.5%
NetScout Systems, Inc.(a)	126,869	3,478,748

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.8%
Arrow Electronics, Inc.(a)	63,530	6,181,469
Belden, Inc.	150,694	6,314,079
Vishay Intertechnology, Inc.	281,790	5,835,871

		18,331,419

IT SERVICES–1.6%
Amdocs Ltd.	73,726	5,229,385
Genpact Ltd.	123,141	5,093,112

		10,322,497

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.7%
Kulicke & Soffa Industries, Inc.	194,698	6,193,343
MaxLinear, Inc.–Class A(a)	123,695	4,723,912

		10,917,255

SOFTWARE–1.1%
CommVault Systems, Inc.(a)	134,606	7,453,134

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.2%
NCR Corp.(a)	216,000	8,115,120

		58,618,173

Company	Shares	U.S. $ Value

MATERIALS–8.6%
CHEMICALS–4.2%
GCP Applied Technologies, Inc.(a)	150,035	$3,548,328
Innospec, Inc.	34,716	3,149,782
Orion Engineered Carbons SA	381,805	6,544,138
Trinseo SA	157,366	8,058,713
Westlake Chemical Corp.	71,208	5,810,573

		27,111,534

CONTAINERS & PACKAGING–2.3%
Graphic Packaging Holding Co.	459,221	7,779,204
Sealed Air Corp.	162,797	7,454,474

		15,233,678

METALS & MINING–2.1%
Carpenter Technology Corp.	167,272	4,870,961
Reliance Steel & Aluminum Co.	76,046	9,106,508

		13,977,469

		56,322,681

REAL ESTATE–8.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–8.2%
American Campus Communities, Inc.	150,945	6,455,918
Camden Property Trust	78,803	7,873,996
Cousins Properties, Inc.	169,390	5,674,565
CubeSmart	214,712	7,216,470
MGM Growth Properties LLC–Class A	245,972	7,698,923
Physicians Realty Trust	379,681	6,758,322
RLJ Lodging Trust	372,831	5,275,559
STAG Industrial, Inc.	219,268	6,867,474

		53,821,227

CONSUMER STAPLES–3.5%
BEVERAGES–0.6%
Primo Water Corp.	265,840	4,168,371

FOOD & STAPLES RETAILING–0.8%
US Foods Holding Corp.(a)	147,897	4,926,449

FOOD PRODUCTS–2.1%
Hain Celestial Group, Inc. (The)(a)(b)	210,274	8,442,501
Nomad Foods Ltd.(a)	215,806	5,485,789

		13,928,290

		23,023,110

HEALTH CARE–3.0%
HEALTH CARE PROVIDERS & SERVICES–1.5%
MEDNAX, Inc.(a)	281,300	6,903,102
Molina Healthcare, Inc.(a)	14,708	3,128,098

		10,031,200

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SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE TECHNOLOGY–1.5%
Change Healthcare, Inc.(a)	518,940	$9,678,231

		19,709,431

ENERGY–2.8%
ENERGY EQUIPMENT & SERVICES–0.8%
Dril-Quip, Inc.(a)	167,670	4,966,385

OIL, GAS & CONSUMABLE FUELS–2.0%
Cimarex Energy Co.	128,099	4,804,994
HollyFrontier Corp.	320,445	8,283,503

		13,088,497

		18,054,882

UTILITIES–2.0%
ELECTRIC UTILITIES–1.2%
IDACORP, Inc.	69,174	6,642,779
PNM Resources, Inc.	30,169	1,464,102

		8,106,881

GAS UTILITIES–0.8%
Southwest Gas Holdings, Inc.	85,210	5,176,507

		13,283,388

COMMUNICATION SERVICES–0.8%
MEDIA–0.8%
Criteo SA (Sponsored ADR)(a)	250,779	5,143,476

Total Common Stocks (cost $513,142,381)		644,266,795

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–1.6%
INVESTMENT COMPANIES–1.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.03%(c)(d)(e) (cost $10,258,061)	10,258,061	$10,258,061

TOTAL INVESTMENTS–99.9% (cost $523,400,442)		654,524,856
Other assets less liabilities–0.1%		635,514

NET ASSETS–100.0%		$655,160,370

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

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SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2020	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $513,142,381)	$644,266,795	(a)
Affiliated issuers (cost $10,258,061)	10,258,061
Receivable for investment securities sold	1,923,036
Unaffiliated dividends receivable	717,531
Receivable for capital stock sold	101,684
Affiliated dividends receivable	156

Total assets	657,267,263

LIABILITIES
Payable for investment securities purchased	1,170,781
Advisory fee payable	416,707
Payable for capital stock redeemed	286,818
Distribution fee payable	92,004
Administrative fee payable	20,476
Transfer Agent fee payable	146
Accrued expenses	119,961

Total liabilities	2,106,893

NET ASSETS	$655,160,370

COMPOSITION OF NET ASSETS
Capital stock, at par	$37,954
Additional paid-in capital	542,161,059
Distributable earnings	112,961,357

	$655,160,370

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$222,441,081	12,788,489	$17.39

B	$432,719,289	25,165,712	$17.19

(a)	Includes securities on loan with a value of $47,728,040 (see Note E).

See notes to financial statements.

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SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2020	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $49,059)	$10,808,451
Affiliated issuers	40,461
Securities lending income	60,989	$10,909,901

EXPENSES
Advisory fee (see Note B)	4,092,869
Distribution fee—Class B	913,366
Transfer agency—Class A	2,040
Transfer agency—Class B	4,111
Custody and accounting	132,647
Printing	97,006
Administrative	73,980
Audit and tax	51,053
Legal	50,731
Directors’ fees	24,148
Miscellaneous	23,120

Total expenses	5,465,071
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(9,637)

Net expenses		5,455,434

Net investment income		5,454,467

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions		(22,104,001)
Net change in unrealized appreciation/depreciation of investments		52,509,733

Net gain on investment transactions		30,405,732

NET INCREASE IN NET ASSETS FROM OPERATIONS		$35,860,199

See notes to financial statements.

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SMALL/MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,454,467	$4,553,941
Net realized gain (loss) on investment transactions	(22,104,001)	27,134,530
Net change in unrealized appreciation/depreciation of investments	52,509,733	79,052,203

Net increase in net assets from operations	35,860,199	110,740,674
Distributions to Shareholders
Class A	(10,812,568)	(23,904,178)
Class B	(21,414,765)	(47,150,231)
CAPITAL STOCK TRANSACTIONS
Net increase	17,235,925	31,612,650

Total increase	20,868,791	71,298,915
NET ASSETS
Beginning of period	634,291,579	562,992,664

End of period	$655,160,370	$634,291,579

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2020	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

12

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A. 1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2020:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$644,266,795		$–0	–	$–0	–	$644,266,795
Short-Term Investments	10,258,061		–0	–	–0	–	10,258,061

Total Investments in Securities	654,524,856		–0	–	–0	–	654,524,856

Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$654,524,856		$–0	–	$–0	–	$654,524,856

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2020, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2020, the reimbursement for such services amounted to $73,980.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2020.

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AB Variable Products Series Fund

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2020, such waiver amounted to $9,507.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2020 is as follows:

Portfolio	Market Value 12/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,072	$149,693	$144,507	$10,258	$40
Government Money Market Portfolio*	1,054	13,660	14,714	0	1

Total				$10,258	$41

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$312,913,037		$327,498,208
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$526,024,159

Gross unrealized appreciation	$148,566,343
Gross unrealized depreciation	(20,065,646)

Net unrealized appreciation	$128,500,697

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2020.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral

16

AB Variable Products Series Fund

investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$47,728,040	$0	$49,151,560	$60,026	$963	$130

*As	of December 31, 2020.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Class A
Shares sold	2,448,083	1,099,281	$33,752,481	$19,873,600
Shares issued in reinvestment of dividends and distributions	788,663	1,454,025	10,812,568	23,904,178
Shares redeemed	(2,229,236)	(1,881,324)	(32,550,890)	(33,866,418)

Net increase	1,007,510	671,982	$12,014,159	$9,911,360

Class B
Shares sold	4,230,893	1,763,040	$51,341,662	$31,584,082
Shares issued in reinvestment of dividends and distributions	1,579,260	2,896,206	21,414,765	47,150,231
Shares redeemed	(4,535,252)	(3,146,774)	(67,534,661)	(57,033,023)

Net increase	1,274,901	1,512,472	$5,221,766	$21,701,290

At December 31, 2020, certain shareholders of the Portfolio owned 72% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2020.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$4,931,851	$7,298,543
Net long-term capital gains	27,295,482	63,755,866

Total taxable distributions	$32,227,333	$71,054,409

18

AB Variable Products Series Fund

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,653,886
Accumulated capital and other losses	(21,193,226	)(a)
Unrealized appreciation/(depreciation)	128,500,697	(b)

Total accumulated earnings/(deficit)	$112,961,357

(a)	As of December 31, 2020, the Portfolio had a net capital loss carryforward of $21,193,226.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio had a net long-term capital loss carryforward of $21,193,226, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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SMALL/MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.91	$16.93	$21.68	$20.29	$17.29

Income From Investment Operations
Net investment income (a)(b)	.17	.16	.13	.10	.10 †
Net realized and unrealized gain (loss) on investment transactions	.20	3.04	(3.04)	2.41	4.09

Net increase (decrease) in net asset value from operations	.37	3.20	(2.91)	2.51	4.19

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.11)	(.11)	(.09)	(.11)
Distributions from net realized gain on investment transactions	(.73)	(2.11)	(1.73)	(1.03)	(1.08)

Total dividends and distributions	(.89)	(2.22)	(1.84)	(1.12)	(1.19)

Net asset value, end of period	$17.39	$17.91	$16.93	$21.68	$20.29

Total Return
Total investment return based on net asset value (c)*	3.37%	20.10%	(15.03)%	13.15%	25.09%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$222,441	$211,046	$188,052	$233,652	$231,197
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.83%	.82%	.81%	.81%	.82%
Expenses, before waivers/reimbursements	.83%	.83%	.81%	.82%	.83%
Net investment income (b)	1.17%	.90%	.61%	.47%	.53%†
Portfolio turnover rate	58%	33%	39%	33%	57%

See footnote summary on page 21.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.72	$16.75	$21.48	$20.12	$17.15

Income From Investment Operations
Net investment income (a)(b)	.13	.12	.07	.05	.05 †
Net realized and unrealized gain (loss) on investment transactions	.18	3.02	(3.02)	2.39	4.06

Net increase (decrease) in net asset value from operations	.31	3.14	(2.95)	2.44	4.11

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.06)	(.05)	(.05)	(.06)
Distributions from net realized gain on investment transactions	(.73)	(2.11)	(1.73)	(1.03)	(1.08)

Total dividends and distributions	(.84)	(2.17)	(1.78)	(1.08)	(1.14)

Net asset value, end of period	$17.19	$17.72	$16.75	$21.48	$20.12

Total Return
Total investment return based on net asset value (c)*	3.05%	19.90%	(15.29)%	12.85%	24.79%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$432,719	$423,246	$374,941	$469,501	$455,422
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08%	1.07%	1.06%	1.06%	1.07%
Expenses, before waivers/reimbursements	1.08%	1.08%	1.06%	1.07%	1.08%
Net investment income (b)	.91%	.65%	.36%	.22%	.28%†
Portfolio turnover rate	58%	33%	39%	33%	57%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.003%	.003%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018 and December 31, 2017 by .07% and .11%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small/Mid Cap Value Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small/Mid Cap Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 12, 2021

22

2020 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2020. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. The Portfolio designates $27,295,482 of dividends paid as long-term capital gain dividends.

23

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

*	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021.

24

SMALL/MID CAP VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	74	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

27

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. He is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

James W. MacGregor 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of US Small and Mid-Cap Value Equities.

Erik A. Turenchalk 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

^	Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618 or visit www.abfunds.com, for a free prospectus or SAI.

29

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

30

SMALL/MID CAP VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small/Mid Cap Value Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with

31

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

32

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

33

VPS-SMCV-0151-1220

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Balanced Wealth Strategy Portfolio	2019	72,197	—	20,562
	2020	72,197	—	12,297
AB Global Thematic Growth Portfolio	2019	41,926	—	11,108
	2019	41,926	—	3,729
AB Growth & Income Portfolio	2019	31,404	—	20,242
	2020	31,404	—	6,443
AB Intermediate Bond Portfolio	2019	67,988	—	11,588
	2020	67,988	—	1,089
AB International Growth Portfolio	2019	41,926	—	13,800
	2020	41,926	—	3,806
AB International Value Portfolio	2019	41,926	—	16,385
	2020	41,926	—	9,096
AB Large Cap Growth Portfolio	2019	31,404	—	19,278
	2020	31,404	—	5,623
AB Small Cap Growth Portfolio	2019	31,404	—	10,149
	2020	31,404	—	1,630
AB Small/Mid Cap Value Portfolio	2019	35,613	—	12,381
	2020	35,613	—	7,674
AB Dynamic Asset Allocation Portfolio	2019	85,147	—	24,338
	2020	85,147	—	16,732
AB Global Risk Allocation-Moderate Portfolio	2019	36,029	—	13,666
	2020	36,029	—	10,547

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy Portfolio	2019	$864,618	$20,562
			—
			(20,562)
	2020	$910,348	$12,297
			—
			(12,297)
AB Global Thematic Growth Portfolio	2019	$855,164	11,108
			—
			(11,108)
	2020	$901,780	$3,729
			—
			(3,729)
AB Growth & Income Portfolio	2019	$864,298	20,242
			—
			(20,242)
	2020	$904,494	$6,443
			—
			(6,443)
AB Intermediate Bond Portfolio	2019	$855,644	11,588
			—
			(11,588)
	2020	$899,140	$1,089
			—
			(1,089)
AB International Growth Portfolio	2019	$857,856	13,800
			—
			(13,800)
	2020	$901,857	$3,806
			—
			(3,806)
AB International Value Portfolio	2019	$860,441	16,385
			—
			(16,385)
	2020	$907,147	$9,096
			—
			(9,096)
AB Large Cap Growth Portfolio	2019	$863,334	19,278
			—
			(19,278)
	2020	$903,674	$5,623
			—
			(5,623)
AB Small Cap Growth Portfolio	2019	$854,205	10,149
			—
			(10,149)
	2020	$899,681	$1,630
			—
			(1,630)
AB Small/Mid Cap Value Portfolio	2019	$856,437	12,381
			—
			(12,381)
	2020	$905,725	$7,674
			—
			(7,674)
AB Dynamic Asset Allocation Portfolio	2019	$868,394	24,338
			—
			(24,338)
	2020	$914,783	$16,732
			—
			(16,732)
AB Global Risk Allocation-Moderate Portfolio	2019	$857,722	13,666
			—
			(13,666)
	2020	$908,598	$10,547
			—
			(10,547)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:    February 12, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:    February 12, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:    February 12, 2021